Registration Nos. 033-06533/811-4521

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933/X/

PostEffective Amendment No. 42/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/

Amendment No. 37/X/

T. Rowe Price State Tax-Free Income Trust

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202

Address of Principal Executive Offices

4103452000

Registrant`s Telephone Number, Including Area Code

Henry H. Hopkins

100 East Pratt Street, Baltimore, Maryland 21202

Name and Address of Agent for Service

Approximate Date of Proposed Public Offering July 1, 2005

It is proposed that this filing will become effective (check appropriate box):

/ /Immediately upon filing pursuant to paragraph (b)

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/X/On July 1, 2005, pursuant to paragraph (b)
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/ /60 days after filing pursuant to paragraph (a)(1)

/ /On (date), pursuant to paragraph (a)(1)

/ /75 days after filing pursuant to paragraph (a)(2)

/ /On (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ /This posteffective amendment designates a new effective date for a previously filed posteffective amendment.

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July 1, 2005
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Prospectus

T. Rowe Price

Florida Intermediate
Tax-Free Fund

A bond fund seeking income exempt from federal income tax and principal exempt from the Florida intangibles tax.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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1	About the Fund
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Fund	6
	Some Characteristics of Municipal Securities	7
	Some Basics of Fixed-Income Investing	9

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	12
	Useful Information on Distributions and Taxes	18
	Transaction Procedures and Special Requirements	24
	Account Maintenance and Small Account Fees	27

3	More About the Fund
	Organization and Management	28
	Understanding Performance Information	30
	Investment Policies and Practices	31
	Disclosure of Fund Portfolio Information	38
	Financial Highlights	39

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	41
	Opening a New Account	42
	Purchasing Additional Shares	44
	Exchanging and Redeeming Shares	44
	Rights Reserved by the Funds	46
	Information About Your Services	47
	T. Rowe Price Brokerage	50
	Investment Information	51
	T. Rowe Price Privacy Policy	52
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T. Rowe Price State Tax-Free Income Trust

Florida Intermediate Tax-Free Fund

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 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $235.9 billion, including $9.6 billion in municipal fixed-income assets, for more than nine million individual and institutional investor accounts as of March 31, 2005. T. Rowe Price is the fund`s investment manager.
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 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

About the Fund 1

objective, strategy, risks, and expenses

What is the fund`s objective?

The fund seeks to provide a high level of income exempt from federal income taxes, consistent with moderate price fluctuation, by investing primarily in Florida municipal bonds.

An investment in the fund is expected to be exempt from the Florida intangibles personal property tax.

For a detailed discussion of this tax and the fund`s eligibility for exemption, please see Useful Information on Distributions and Taxes.

What is the fund`s principal investment strategy?

Normally, at least 80% of the fund`s income is expected to be exempt from federal income tax, and the fund will invest at least 80% of its net assets in securities that are exempt from the Florida intangibles tax. At least 95% of the bonds purchased by the fund will be rated AAA or AA by at least one national rating organization. Up to 5% may be rated A at the time of purchase. The fund may purchase unrated bonds if T. Rowe Price believes they are of comparable quality. The fund`s weighted average maturity is expected to vary between five and 10 years.

Investment decisions reflect the manager`s outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and greater appreciation potential. Conversely, shorter-term maturities may be favored if rates are expected to rise. And if our economic outlook is positive, we may invest in lower-rated securities with higher yields. From time to time, the fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal income taxes. These securities are generally purchased when they offer a comparably attractive combination of risk and return.

Due to seasonal variations in the supply of suitable Florida securities and when deemed by T. Rowe Price to be in the fund`s best interest, the fund may invest up to 20% of its net assets in a fiscal year in municipal securities that are not exempt from the Florida intangibles property tax. Every effort will be made to minimize such investments.

While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.

We expect the fund`s income to be exempt from federal income taxes and its principal to be exempt from the state`s intangibles property tax.

What are the main risks of investing in the fund?

Any of the following could cause a decline in your fund`s price or income.

Interest rate risk  This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

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Credit risk  This risk is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.
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As of May 1, 2005, the state of Florida`s general obligation bonds were rated Aa1 by Moody`s, AAA by Standard & Poor`s (S&P), and AA+ by Fitch.
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The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state`s general obligations.

Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

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Nondiversified risk  Because it is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issues.
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Geographical risk  A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and, therefore, has greater exposure to adverse economic and political changes within that state.

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Political risk  This risk is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals. In addition, if the Florida intangibles tax were lowered, the value of Florida municipals could be adversely affected.
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Other risks  Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government-backed.

Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee the fund will achieve its objective.

The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.

How can I tell if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you can accept the possibility of share price declines in an effort to achieve income exempt from federal income tax and principal exempt from the Florida intangibles personal property tax, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

The fund is inappropriate for tax-deferred accounts, such as IRAs.

The fund should not represent your complete investment program or be used for short-term trading purposes.

How has the fund performed in the past?

The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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The fund`s return for the three months ended 3/31/05 was -0.93%.
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Table 1  Average Annual Total Returns
	Periods ended December 31, 2004
	1 year	5 years	10 years
Florida Intermediate Tax-Free Fund
Returns before taxes	2.13%	5.61%	5.56%
Returns after taxes on distributions	2.13	5.61	5.55
Returns after taxes on distributions and sale of fund shares	2.70	5.43	5.42
Lehman Brothers Municipal Bond 1 - 15 Year Blend (1 - 17 Mty) Index	3.56	6.45	6.53
Lipper Florida Intermediate Municipal Debt Funds Average	1.83	5.18	5.11
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Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index is a sub-index of the Lehman Brothers Municipal Bond Index. It is a rules-based, market-value-weighted index of bonds with maturities of one to 16 years and 11 months engineered for the tax-exempt bond market.

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What fees and expenses will I pay?
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The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.36%
Other expenses	0.19%
Total annual fund operating expenses	0.55%
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*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

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1 year	3 years	5 years	10 years
$56	$176	$307	$689
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other INFORMATION about the fund

What are the fund`s potential rewards?

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The regular income dividends you receive from the fund should be exempt from federal income taxes. For shareholders who live in Florida, your principal is also expected to be exempt from the Florida intangibles personal property tax.
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How does the portfolio manager try to reduce risk?

Consistent with the fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

Diversification of assets to reduce the impact of a single holding or sector on the fund`s net asset value.

Thorough credit research by our own analysts.

Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund`s sensitivity to interest rate changes.

What is the credit quality of Florida general obligations?

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As of May 1, 2005, the state`s general obligation bonds were rated Aa1 by Moody`s, AAA by S&P, and AA+ by Fitch. Each of the three major credit rating agencies upgraded the state`s long-term debt ratings in the first quarter of 2005. Moody`s upgraded the state`s general obligation debt rating to Aa1 from Aa2. S&P upgraded its rating on the state`s general obligation debt to AAA from AA+, and Fitch upgraded the state`s general obligation debt to AA+ from AA. Moody`s and S&P affirmed their stable outlook on the state. Fitch does not provide an outlook for the state`s credit. By constitution and statute, the state must maintain a balanced budget. Florida`s economy is very reliant on tourism and receipts from its collections on its sales and use tax, which accounts for 78.5% of the state`s total revenue into its general fund. For fiscal 2004, Florida`s general fund revenue collections achieved strong growth of 9.2% bolstered by strong sales and use tax receipts growth of 8.7% year over year. Florida`s debt levels have grown significantly over the past few years. The state has, however, taken steps to ensure debt affordability and moderate its growth to manageable levels.
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Credit ratings and the financial and economic conditions of the state and local governments, public authorities, or others in which the fund may invest are subject to change at any time.

What about the quality of the fund`s other holdings?

In addition to the state`s general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer`s individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Florida depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state`s general obligations.

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As of May 23, 2005, the Commonwealth of Puerto Rico`s general obligation credit ratings were Baa2 by Moody`s and A- by S&P. Fitch does not rate the Commonwealth. S&P`s outlook on Puerto Rico continues to be negative due to concerns over the budgetary imbalance, particularly its use of one-time revenues; structurally high unemployment; and a large and increasing debt burden, especially when the unfunded pension liabilities are included. Moody`s revised its outlook to negative in September 2004 and then lowered the rating to Baa2 on May 19, 2005, due to continuing deterioration in the financial condition of the Commonwealth`s General Fund, a significant decline in the Government Development Bank`s net liquidity position, a significant increase in the Commonwealth`s outstanding tax-supported debt, and large and growing unfunded pension liabilities. Moody`s outlook continues to be negative. A negative outlook means that a downgrade is possible within a one- to three-year time frame, although downgrades can occur at any time.
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Is there other information I can review before making a decision?

Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

Some characteristics of municipal securities

Who issues municipal securities?

State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.

Who buys municipal securities?

Individuals are the primary investors and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.

What is tax-free about municipals and municipal funds?

The regular income dividends you receive should be exempt from regular federal income taxes. However, fund capital gain distributions are taxable to you. (Please see Useful Information on Distributions and Taxes —Taxes on Fund Distributions.)

Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

Is interest income from municipal issues always exempt from federal taxes?

No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund`s income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Useful Information on Distributions and Taxes —Tax Information.)

Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.

Why are yields on municipals usually below those on otherwise comparable taxable securities?

Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.

How can I tell if a tax-free or taxable fund is suitable for me?

The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund`s tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund`s yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

Table 3  Taxable-Equivalent Yields
If your	A tax-free yield of
federal tax	1%	2%	3%	4%	5%	6%	7%
rate is:	equals a taxable yield of:
25%	1.3%	2.7%	4.0%	5.3%	6.7%	8.0%	9.3%
28%	1.4	2.8	4.2	5.6	6.9	8.3	9.7
33%	1.5	3.0	4.5	6.0	7.5	9.0	10.5
35%	1.5	3.1	4.6	6.2	7.7	9.2	10.8

some basics of Fixed-Income investing

Is a fund`s yield fixed or will it vary?

It will vary. The yield is calculated every day by dividing a fund`s net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund`s yield will also vary. (Although money fund prices are stable, income is variable.)

Is yield the same as total return?

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No. A fund`s yield is the annualized dividends earned for a given period (typically 30 days for bond funds), divided by the share price at the end of the period. A fund`s total return includes distributions from income and capital gains and the change in share price for a given period.
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What is credit quality and how does it affect yield?

Credit quality refers to a bond issuer`s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

What is meant by a bond fund`s maturity?

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Every bond has a stated maturity date when the issuer must repay the bond`s entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before the stated maturity date. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond`s "effective maturity" is usually its nearest call date.
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A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond`s maturity "weighted" by the percentage of fund assets it represents. (The fund`s average effective maturity is calculated by reference to the nearest call dates or coupon reset dates of the underlying holdings.) Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.
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What is meant by a bond fund`s duration?

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond`s life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond`s life.

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Since duration can be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)
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How is a municipal`s price affected by changes in interest rates?

When interest rates rise, a bond`s price usually falls, and vice versa. In general, the longer a bond`s maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

Table 4  How Interest Rates May Affect Bond Prices
		Price per $1,000 of a Municipal Bond if Interest Rates:
Bond maturity	Coupon	Increase		Decrease
		1 percent	2 percent	1 percent	2 percent
1 year	2.64%	$990	$981	$1,010	$1,020
3 years	2.82	972	945	1,029	1,059
5 years	3.01	955	913	1,047	1,097
10 years	3.57	920	848	1,088	1,184
20 years	4.16	876	772	1,147	1,323
30 years	4.37	852	734	1,188	1,428
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The table reflects yields on AAA rated municipals as of April 30, 2005. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.
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What are the major differences between money market and bond funds?

Price  Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

Maturity  Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

Income  Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

With one quick sign-up, you can take advantage of our Electronic Delivery program and begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at troweprice.com for more information today.

Information About Accounts in T. Rowe Price Funds 2

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As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money market funds.
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Pricing Shares and Receiving Sale Proceeds

How and when shares are priced

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The share price (also called "net asset value" or NAV per share) for all funds except the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. (See the following section for information on the Japan Fund.) To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money market funds. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.
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Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If a fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.
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The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.
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How your purchase, sale, or exchange price is determined

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If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m., it will be priced at the next business day`s NAV.
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We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

Japan Fund: Pricing and Transactions

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The Japan Fund`s share price is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, on days when both it and the Tokyo Stock Exchange are open. The fund will not price shares or process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be pro
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cessed the next day the fund computes a NAV. As a result, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.
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The Tokyo Stock Exchange is scheduled to be closed on the following weekdays: In 2005—January 3 and 10; February 11; March 21; April 29; May 3, 4, and 5; July 18; September 19 and 23; October 10; November 3 and 23; December 23. In 2006—January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5; July 17; September 19 and 23; October 9; November 3 and 23; December 23. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.
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How you can receive the proceeds from a sale

When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

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If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.
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Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

If for some reason we cannot accept your request to sell shares, we will contact you.

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Contingent Redemption Fee
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Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the period shown, which reduces the proceeds from such redemptions by the amounts indicated:
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T. Rowe Price Funds With Redemption Fees
Fund name	Redemption fee	Holding period*
Developing Technologies	1%	90 days/3 months
Diversified Small-Cap Growth	1%	90 days/3 months
Emerging Europe & Mediterranean	2%	90 days/3 months
Emerging Markets Bond	2%	90 days/3 months
Emerging Markets Stock	2%	90 days/3 months
Equity Index 500	0.5%	90 days/3 months
European Stock	2%	90 days/3 months
Extended Equity Market Index	0.5%	90 days/3 months
Global Stock	2%	90 days/3 months
High Yield	1%	90 days/3 months
International Bond	2%	90 days/3 months
International Discovery	2%	90 days/3 months
International Equity Index	2%	90 days/3 months
International Growth & Income	2%	90 days/3 months
International Stock	2%	90 days/3 months
Japan	2%	90 days/3 months
Latin America	2%	90 days/3 months
New Asia	2%	90 days/3 months
Real Estate	1%	90 days/3 months
Small-Cap Value	1%	90 days/3 months
Spectrum International	2%	90 days/3 months
Tax-Efficient Balanced	1%	1 year
Tax-Efficient Growth	1%	1 year
Tax-Efficient Multi-Cap Growth	1%	1 year
Total Equity Market Index	0.5%	90 days/3 months
U.S. Bond Index	0.5%	90 days/3 months
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Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. All persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.
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*Computation of holding period
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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold before the end of the required holding period.
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If you purchase shares held directly with T. Rowe Price, the holding period is three months. For example, if you purchase shares on March 1 and redeem before June 1, you will be assessed the redemption fee.
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If you purchase shares through a retirement plan for which T. Rowe Price serves as recordkeeper, the holding period is 90 days. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee.
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If you purchase shares through an intermediary, consult your intermediary to determine how the holding period (for example, 90 days versus three months) will be applied.
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Transactions not subject to redemption fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated systematic withdrawal plan;
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2.Shares redeemed through or used to establish an automated, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares purchased with retirement plan participant and employer contributions at the direction of a retirement plan participant or his or her beneficiary (e.g., payroll and rollover contributions, loan repayments);*
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5.Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to, the following examples:
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a.Death distributions
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b.Hardship withdrawals
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c.Loans
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d.Employment termination withdrawals
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e.Qualified Domestic Relations Orders (QDROs);
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6.Shares redeemed as part of a retirement plan termination or restructuring;
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7.Shares transferred from one retirement plan to another retirement plan in the same fund;*
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8.Shares converted from one share class to another share class of the same fund;*
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9.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees such as fiduciary fees);
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10.Shares purchased by rollover and changes of account registration within the same fund;*
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11.Shares redeemed to return an excess contribution in an IRA account;
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12.Shares purchased by a fund-of-funds product, if approved in writing by T. Rowe Price;
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13.Shares transferred to T. Rowe Price or a third party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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14.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.
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Certain intermediaries may not apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Implementation
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Recordkeepers for retirement plan participants who were not able to implement the redemption fees by January 1, 2005, because of systems limitations and who provided verification to that effect were permitted to delay the implementation of redemption fees. All such recordkeepers were expected to implement the redemption fees by March 31, 2005, implement short-term trading restrictions approved by T. Rowe Price until they have the systems capabilities to assess the fees, or set forth an implementation plan acceptable to T. Rowe Price. Any person purchasing shares through a retirement plan recordkeeper should check with their recordkeeper to determine when purchases will be subject to redemption fees.
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Shares held or purchased prior to January 1, 2005, are subject to the terms for holding periods and early redemption as set forth in the prospectus in effect when the shares were originally purchased. For example, shares of the T. Rowe Price New Asia Fund purchased on December 31, 2004, would be subject to a one-year holding period and 2% redemption fee if sold within one year; shares of the fund purchased on January 3, 2005, would be subject to the new 90-day/three-month holding period and a 2% redemption fee if sold within the 90-day/three-month holding period.
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Useful Information on Distributions and Taxes

All net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

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Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.
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The following table provides details on dividend payments:

Table 5  Dividend Payment Schedule
Fund	Dividends
Money market funds	Purchases received by T. Rowe Price by 12 noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.

Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.
These stock funds only:BalancedDividend GrowthEquity IncomeEquity Index 500Growth & IncomePersonal Strategy BalancedPersonal Strategy IncomeReal Estate	Declared quarterly, if any, in March, June, September, and December.Must be a shareholder on the record date.
Retirement Funds:Retirement IncomeAll others	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the first business day of each month.Declared annually, if any, generally in December.Must be a shareholder on the record date.

Tax-Efficient Balanced	Municipal PortionShares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the last business day of March, June, September, and December.Equity PortionDeclared annually, if any, generally in December.Must be a shareholder on the record date.

Other stock funds	Declared annually, if any, generally in December.Must be a shareholder on the record date.
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Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before 12 noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.
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If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.
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Capital gain payments

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

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Capital gain payments are not expected from money market funds, which are managed to maintain a constant share price.
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A capital gain or loss is the difference between the purchase and sale price of a security.

Tax Information

You will be sent timely information for your tax filing needs.

If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

A fund makes a distribution to your account.

Additional information about certain T. Rowe Price funds is listed below:

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Tax-Free and Municipal Funds
Regular monthly dividends (including those from the state specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January.

Tax-Efficient Balanced Fund
The fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it may qualify to pay tax-exempt dividends, which will be exempt from federal income tax. The fund may not always qualify to pay tax-exempt dividends.The amount of such dividends will be reported to you on your calendar year-end statement.You must report your total tax-exempt income on IRS Form 1040. This information is used by the IRS to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that are subject to tax.

Tax-Efficient Balanced Fund (continued)
A small portion of your income dividend may also be exempt from state and local income taxes.If the fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividends that should be included in your AMT calculation, if any, will be reported to you in January.

Florida Intermediate Tax-Free Fund
Florida does not have a state income tax but does impose an intangibles property tax that applies to shares of mutual funds.A fund organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the tax.If a fund`s portfolio is less than 90% invested in exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and expects that the entire value of all fund shares will be exempt from the intangibles tax.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.

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For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Real Estate Fund or the bond and money funds is expected to qualify for this lower rate.
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For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.
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Taxes on fund redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

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In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."
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To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.
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Taxes on fund distributions

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In January, you will be sent Form 1099-DIV indicating the tax status of any income dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are expected to be tax-exempt.
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The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.
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If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.
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The following table provides additional details on distributions for certain funds:
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Table 6  Taxes on Fund Distributions
Tax-Free and Municipal Funds
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Tax-Efficient Balanced Fund
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Inflation Protected Bond Fund
Inflation adjustments on Treasury inflation-protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.
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Tax consequences of hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Distributions are taxable whether reinvested in additional shares or received in cash.

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Tax effect of buying shares before an income dividend or capital gain distribution
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If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

Following these procedures helps assure timely and accurate transactions.

Purchase Conditions

Nonpayment

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. dollars

All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on immediate redemptions: 10-day hold

If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

Telephone, Tele*Access®, and online account transactions

You may access your account or conduct transactions using the telephone or Tele*Access, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

Redemptions over $250,000

Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

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Excessive and Short-Term Trading
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T. Rowe Price may bar excessive and short-term traders from purchasing shares.
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Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities can seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see "How and when shares are priced"). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.
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All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.
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All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.
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Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict transactions by the underlying shareholder in accordance with the policy.
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The following types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions
(see Information About Your Services); 3) checkwriting redemptions from bond and money funds; and 4) for retirement plan participants, payroll contributions, withdrawals, and loans.
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In addition, transactions in automated nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.
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T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.
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There is no guarantee that T. Rowe Price will detect or prevent excessive or short-term trading.
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Keeping Your Account Open

Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.

Signature Guarantees

A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

You may need to have your signature guaranteed in certain situations, such as:

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Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.
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Remitting redemption proceeds to any person, address, or bank account not on record.

Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Account Maintenance and Small Account Fees

Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds` transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

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Account Maintenance Fee (Index Funds only)  The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.
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More About the Fund 3

Organization and Management

How is the fund organized?

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T. Rowe Price State Tax-Free Income Trust (the "trust"), was organized in 1986 as a Massachusetts business trust. Currently, the trust consists of nine series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end investment company," or mutual fund. In 1998, the fund changed its name from the Florida Insured Intermediate Tax-Free Fund to its current name. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.
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Shareholders benefit from T. Rowe Price`s 68 years of investment management experience.
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What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

Who runs the fund?

General Oversight

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The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price.
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All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price —  specifically by the fund`s portfolio managers.

Portfolio Management

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The fund has an Investment Advisory Committee with the following members: Charles B. Hill, Chairman, Jonathan M. Chirunga, Philip J. Kligman, and Timothy G. Taylor. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Hill has been chairman of the fund`s committee since 1996. He joined T. Rowe Price in 1991 and has been managing investments since 1986. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.
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The Management Fee

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This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds
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(except the Spectrum Funds, Retirement Funds, Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.
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
Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Thereafter
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*Represents a blended group fee rate containing various breakpoints.

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The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. At February 28, 2005, the effective annual group fee rate was 0.31%. The individual fund fee is 0.05%.
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Understanding Performance Information

This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

Total Return

This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

Cumulative Total Return

This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

Average Annual Total Return

This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

Yield

The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield—also called the standardized yield—may differ from the dividend yield.

Money funds may advertise a current yield, reflecting the latest seven-day income annualized, and an "effective" yield, which assumes the income has been reinvested in the fund.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

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Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)
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Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Fundamental policy  The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of its total assets are invested in the securities of a single issuer, and with respect to the remaining 50%, not more than 25% of its assets are invested in a single issuer.

Municipal Securities

Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond`s face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, which could require reinvestment of the proceeds at lower rates.

There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer`s "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

In purchasing municipals, reliance is placed on the opinion of the issuer`s bond counsel regarding the tax-exempt status of the investment.

Private Activity Bonds and Taxable Securities

While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) is included in the alternative minimum tax (AMT) calculation. However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. For further information, please see Useful Information on Distributions and Taxes —Tax Information.

Fundamental policy  Under normal market conditions, a security will not be purchased if, as a result, less than 80% of fund income would be exempt from federal income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

Operating policy  During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal income taxes.

Operating policy  Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

Municipal Lease Obligations

A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government`s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, an assessment is made of the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

Securities With "Puts"

Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor`s request . This feature enhances a security`s liquidity by shortening its effective maturity and may enable it to trade at a price equal to or very close to par. Termination of a put feature prior to exercise would result in holding the longer-term security, which could experience substantially more volatility.

Securities With Credit Enhancements

Fund securities can have the features described below. A fund may rely in whole or in part on a credit enhancement when determining the credit quality, liquidity, or maturity of an investment.

Letters of Credit  Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

Municipal Bond Insurance  This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer`s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

Standby Purchase Agreements  A Standby Purchase Agreement (SPA) is a
liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider`s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Synthetic or Derivative Securities

Derivatives  A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as swaps and structured notes. Investment managers have used derivatives for many years.

Derivatives will be used only if the expected risks and rewards are consistent with fund objectives, policies, and overall risk profile as described in this prospectus. The fund uses derivatives in situations in which they may help accomplish the following: hedge against decline in principal value, increase yield, invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment, or adjust portfolio duration.

The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of an intermediate-term (5- to 10-year maturity) investment-grade bond.

Derivatives and synthetics that may be used include:

Interest Rate Futures  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Futures (and options on futures) may be bought or sold for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates; to adjust fund exposure to the municipal bond market; in an effort to protect portfolio value or enhance income; to serve as a cash management tool; and to adjust portfolio duration.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policy  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of fund net asset value.

Residual Interest Bonds  These are a type of potentially high-risk derivative. The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Operating policy  Fund investments in residual interest bonds are limited to 10% of total assets.

Participation Interests  This term covers various types of securities created by converting fixed-rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.

Swaps  Fund investments may be made in interest rate, index, total return, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

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There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase fund exposure to credit risk and could result in losses if we do not correctly evaluate the creditworthiness of the company on which the
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credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund`s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.
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Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Private Placements

These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

Operating policy  Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions can consist of shares of one or both T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves (which may not be tax-exempt). Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments; can help in structuring fund weighted average maturity; and can serve as a short-term defense during periods of unusual market volatility.

When-Issued Securities and Forwards

New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment usually take place 15  to  45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. Interest is not paid on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

Borrowing Money and Transferring Assets

Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

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Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.
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Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.
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Portfolio Turnover

Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

Sector Concentration

It is possible that 25% or more of fund assets could be invested in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care bonds.

Credit-Quality Considerations

The credit quality of many bond issues is evaluated by rating agencies such as Moody`s and S&P on the basis of the issuer`s ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

Table 7 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

Table 7  Ratings of Municipal Debt Securities
		Moody`sInvestorsService, Inc.	Standard &Poor`sCorporation	FitchIBCA, Inc.	Definition
Long Term	Aaa	AAA	AAA	Highest quality
	Aa	AA	AA	High quality
	A	A	A	Upper-medium grade
	Baa	BBB	BBB	Medium grade
	Moody`s			S&P			Fitch IBCA
Short Term	MIG1/VMIG1	Best quality	SP-1+SP-1	Very strong qualityStrong grade	F-1+F-1	Exceptionally strong qualityVery strong quality
	MIG2/VMIG2	High quality	SP-2	Satisfactory grade	F-2	Good credit quality
CommercialPaper	P-1	Superior quality	A-1+A-1	Extremely strong qualityStrong quality	F-1+F-1	Exceptionally strong qualityVery strong quality
	P-2	Strong quality	A-2	Satisfactory quality	F-2	Good credit quality

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Disclosure of Fund Portfolio Information
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The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would be omitted from the list if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be omitted from the list for more than one year. The fund also discloses its largest 10 holdings on troweprice.com seven days after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. The top 10 list is replaced every six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.
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Financial Highlights

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Table 8, which provides information about the fund`s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.
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Table 8  Financial Highlights
	Year ended February 28
	2001	2002	2003	2004 a	2005b

Net asset value,beginning of period	$10.24	$10.76	$10.93	$11.23	$11.32
Income From Investment Operations
Net investment income	0.47	0.45	0.45	0.43	0.41
Net gains or losses on securities (both realized and unrealized)	0.52	0.17	0.30	0.09	(0.37)
Total from investment operations	0.99	0.62	0.75	0.52	0.04
Less Distributions
Dividends (from net investment income)	(0.47)	(0.45)	(0.45)	(0.43)	(0.41)
Distributions (fromcapital gains)	—	—	—	—	—
Total distributions	(0.47)	(0.45)	(0.45)	(0.43)	(0.41)
Net asset value,end of period	$10.76	$10.93	$11.23	$11.32	$10.95
Total return	9.86%	5.92%	6.98%	4.71%	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$92,003	$105,433	$112,202	$118,259	$113,557
Ratio of expenses to average net assets	0.59%	0.56%	0.54%	0.55%	0.55%
Ratio of net income to average net assets	4.46%	4.19%	4.03%	3.82%	3.72%
Portfolio turnover rate	19.5%	15.3%	12.8%	17.3%	18.2%
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aYear ended February 29.

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bPer share amounts calculated using average shares outstanding method.
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Investing With T. Rowe Price 4

Account Requirements and Transaction Information

Tax Identification
Number

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We must have your correct Social Security or employer identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.
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Transaction Confirmations

We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases and dividend reinvestments, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

Employer-Sponsored Retirement Plans and Institutional Accounts

T. Rowe Price
Trust Company
1-800-492-7670

Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check, cash, or traveler`s checks.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

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When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable documents.
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We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)
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Account Registration

If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address below:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

By Wire

Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
Receiving Bank ABA#:  043000096
Beneficiary:  T. Rowe Price [fund name]
Beneficiary Account:  1004397951
Originator to Beneficiary Information (OBI):
name of owner(s) and account number

In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person

Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

Purchasing Additional Shares

$100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and gifts or transfers to minors (UGMA/UTMA) accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

By ACH Transfer

Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire

Call Shareholder Services or use the wire instructions listed in Opening a New Account.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

(For mail via private carriers and overnight services, see previous section.)

By Automatic
Asset Builder

Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

Exchanging and Redeeming Shares

Exchange Service

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You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive Trading.
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Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

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Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.
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For redemptions by check or electronic transfer, please see Information About Your Services.

By Phone

Call Shareholder Services

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If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail.
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By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:

via U.S. Postal Service

T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services

T. Rowe Price Trust Company
Mailcode 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Funds

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T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.
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These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

information about your Services

Shareholder Services
1-800-225-5132

Investor Services
1-800-638-5660

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

Investing for College Expenses

We can help you save for future college expenses on a tax-advantaged basis.

Education Savings Accounts (ESAs) (formerly known as Education IRAs)

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Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.
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529 Plans

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T. Rowe Price offers three 529 plans: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are currently federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price College Savings Plan (national plan), call 1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call 1-866-277-1005.
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Automated Services

Tele*Access
1-800-638-2587
24 hours, 7 days

Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

Web Address
troweprice.com

Online Account Access

You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online®, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line
1-800-401-3279

This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

By Telephone and
In Person

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers

By ACH

With no charges to pay, you can move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire

Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing

Automatic Asset Builder

You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange

You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

t. ROWE PRICE Brokerage

To Open an Account
1-800-638-5660

For Existing
Brokerage Customers
1-800-225-7720

Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. For stock trades entered through Tele-Trader, you will pay a commission of $35 for up to 1,000 shares plus $.02 for each share over 1,000. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage or Tele-Trader save you 10% over our standard com mission schedule. All trades are subject to a $40 minimum commission except stock trades placed through Account Access-Brokerage and Tele-Trader. All limit and stop orders entered, regardless of order entry means, are subject to a $5 order handling fee assessed upon execution.

Investor Information

A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

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If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.
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*Services vary by firm.

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

Investment Information

To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

Shareholder Reports

Fund managers` annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report

A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights

Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

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You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.
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We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.
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We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.
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___________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

 For mutual fund or T. Rowe Price Brokerage information

Investor Services

1-800-638-5660

For existing accounts

Shareholder Services

1-800-225-5132

For the hearing impaired

1-800-367-0763

For performance, prices,
account information, or
to conduct transactions

Tele*Access®

24 hours, 7 days
1-800-638-2587

Internet address

troweprice.com

Plan Account Line

For retirement plan
investors: The
appropriate 800
number appears on your retirement account statement.

A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
1-800-638-5660. These documents are also available at troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

Investor Centers

For directions, call
1-800-225-5132 or
visit our Web site

Baltimore Area

Downtown

105 East Lombard Street

Owings Mills

Three Financial Center
4515 Painters Mill Road

Boston Area

386 Washington Street
Wellesley

Chicago Area

1900 Spring Road
Suite 104
Oak Brook

Colorado Springs

2260 Briargate Parkway

Los Angeles Area

Warner Center
21800 Oxnard Street
Suite 270
Woodland Hills

New Jersey/New York Area

51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area

1990 N. California Boulevard
Suite 100
Walnut Creek

Tampa

4211 W. Boy Scout Boulevard
8th Floor

Washington, D.C. Area

Downtown

900 17th Street, N.W.
Farragut Square

Tysons Corner

1600 Tysons Boulevard
Suite 150

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F91-040 7/1/05
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

1940 Act File No. 811-4521

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July 1, 2005
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prospectus

T. Rowe Price

Georgia Tax-Free
Bond Fund

A long-term bond fund seeking income exempt from federal and Georgia state income taxes.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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1	About the Fund
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Fund	6
	Some Characteristics of Municipal Securities	8
	Some Basics of Fixed-Income Investing	9

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	12
	Useful Information on Distributions and Taxes	18
	Transaction Procedures and Special Requirements	24
	Account Maintenance and Small Account Fees	27

3	More About the Fund
	Organization and Management	28
	Understanding Performance Information	30
	Investment Policies and Practices	31
	Disclosure of Fund Portfolio Information	38
	Financial Highlights	39

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	41
	Opening a New Account	42
	Purchasing Additional Shares	44
	Exchanging and Redeeming Shares	44
	Rights Reserved by the Funds	46
	Information About Your Services	47
	T. Rowe Price Brokerage	50
	Investment Information	51
	T. Rowe Price Privacy Policy	52
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T. Rowe Price State Tax-Free Income Trust

Georgia Tax-Free Bond Fund

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 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $235.9 billion, including $9.6 billion in municipal fixed-income assets, for more than nine million individual and institutional investor accounts as of March 31, 2005. T. Rowe Price is the fund`s investment manager.
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 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

About the Fund 1

objective, strategy, risks, and expenses

What is the fund`s objective?

The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Georgia state income taxes, by investing primarily in investment-grade Georgia municipal bonds.

What is the fund`s principal investment strategy?

The fund will invest so that, under normal market conditions, at least 80% of its net assets are invested in bonds that pay interest exempt from federal and Georgia state income taxes, and at least 80% of the fund`s income is exempt from federal and Georgia state income taxes. The fund`s weighted average maturity is expected to exceed 15 years but may be less than that when, in the judgment of the portfolio manager, a shorter weighted average maturity is in the best interest of the fund.

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The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB, or equivalent) as determined by a national rating organization or, if unrated, deemed to be of comparable quality by T. Rowe Price. The fund may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund`s noninvestment-grade bonds to exceed 5% of its net assets.
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Investment decisions reflect the manager`s outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and greater appreciation potential. Conversely, shorter-term maturities may be favored if rates are expected to rise. And if our economic outlook is positive, we may take advantage of the fund`s 5% "basket" for noninvestment-grade bonds. From time to time, the fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Georgia state income taxes. These securities are generally purchased when they offer a comparably attractive combination of risk and return.

Due to seasonal variations in the supply of suitable Georgia securities, the fund may invest in municipals whose interest is exempt from federal but not Georgia state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund`s annual income.

While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.

Income from Georgia municipal securities is exempt from federal and Georgia state income taxes.

What are the main risks of investing in the fund?

Any of the following could cause a decline in your fund`s price or income.

Interest rate risk  This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

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Credit risk  This risk is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.
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As of May 1, 2005, the state of Georgia`s general obligation bonds were rated Aaa by Moody`s and AAA by Standard & Poor`s (S&P) and Fitch.
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The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state`s general obligations.

While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.

Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

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Nondiversified risk  Because it is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issues.
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Geographical risk  A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and, therefore, has greater exposure to adverse economic and political changes within that state.

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Political risk  This risk is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
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Other risks  Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government-backed.

Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee the fund will achieve its objective.

The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.

How can I tell if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you can accept the possibility of share price declines in an effort to achieve income exempt from federal and Georgia state income taxes, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

The fund is inappropriate for tax-deferred accounts, such as IRAs.

The fund should not represent your complete investment program or be used for short-term trading purposes.

How has the fund performed in the past?

The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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The fund`s return for the three months ended 3/31/05 was -0.25%.
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Table 1  Average Annual Total Returns
	Periods ended December 31, 2004
	1 year	5 years	10 years
Georgia Tax-Free Bond Fund
Returns before taxes	4.00%	6.83%	6.69%
Returns after taxes on distributions	4.00	6.83	6.69
Returns after taxes on distributions and sale of fund shares	4.06	6.55	6.49
Lehman Brothers Municipal Bond Index	4.48	7.20	7.06
Lipper Georgia Municipal Debt Funds Average	3.01	6.29	6.21

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Lehman Brothers Municipal Bond Index is an unmanaged index that tracks municipal debt instruments.

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What fees and expenses will I pay?
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The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.41%
Other expenses	0.23%
Total annual fund operating expenses	0.64%

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$65	$205	$357	$798

other INFORMATION about the fund

What are the fund`s potential rewards?

The regular income dividends you receive from the fund should be exempt from federal income taxes and also be exempt from Georgia state taxes for shareholders who live in Georgia.

How does the portfolio manager try to reduce risk?

Consistent with the fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

Diversification of assets to reduce the impact of a single holding or sector on a fund`s net asset value.

Thorough credit research by our own analysts.

Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund`s sensitivity to interest rate changes.

What is the credit quality of Georgia general obligations?

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As of May 1, 2005, the state`s general obligation bonds were rated "triple A" by all three of the major rating agencies. The state has maintained these ratings for several years due to strong economic expansion, and conservative debt and financial management. Georgia`s fiscal 2004 operating revenue increased 7.1% over its fiscal 2003 receipts. The increase in revenues was due to the state`s improving economy along with certain recurring revenue enhancements that were implemented. Despite the strong revenue growth, the governor continued to maintain fiscal discipline through the use of a 5% across agencies budget cut. The state`s unemployment rate of 5.0% remains below the national average. Georgia`s debt levels are limited by the state constitution, which states that maximum annual debt service is limited to 10% of total revenue receipts of the state treasury.
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Credit ratings and the financial and economic conditions of the state and local governments, public authorities, or others in which the fund may invest are subject to change at any time.

What about the quality of the fund`s other holdings?

In addition to the state`s general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer`s individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Georgia depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state`s general obligations.

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As of May 23, 2005, the Commonwealth of Puerto Rico`s general obligation credit ratings were Baa2 by Moody`s and A- by S&P. Fitch does not rate the Commonwealth. S&P`s outlook on Puerto Rico continues to be negative due to concerns over the budgetary imbalance, particularly its use of one-time revenues; structurally high unemployment; and a large and increasing debt burden, especially when the unfunded pension liabilities are included. Moody`s revised its outlook to negative in September 2004 and then lowered the rating to Baa2 on May 19, 2005, due to continuing deterioration in the financial condition of the Commonwealth`s General Fund, a significant
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decline in the Government Development Bank`s net liquidity position, a significant increase in the Commonwealth`s outstanding tax-supported debt, and large and growing unfunded pension liabilities. Moody`s outlook continues to be negative. A negative outlook means that a downgrade is possible within a one- to three-year time frame, although downgrades can occur at any time.
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Is there other information I can review before making a decision?

Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

Some characteristics of municipal securities

Who issues municipal securities?

State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.

Who buys municipal securities?

Individuals are the primary investors and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.

What is tax-free about municipals and municipal funds?

The regular income dividends you receive should be exempt from regular federal income taxes. These dividends should also be exempt from your state and local income taxes (if any). However, fund capital gain distributions are taxable to you. (Please see Useful Information on Distributions and Taxes —Taxes on Fund Distributions.)

Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

Is interest income from municipal issues always exempt from federal taxes?

No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund`s income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Useful Information on Distributions and Taxes —Tax Information.)

Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.

Why are yields on municipals usually below those on otherwise comparable taxable securities?

Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.

How can I tell if a tax-free or taxable fund is suitable for me?

The primary factor is your expected federal income tax rate, but state and local rates are also important. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund`s tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund`s yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields based on federal tax rates only. If your state and local income tax rates were included, the taxable-equivalent yields would be higher.

Table 3  Taxable-Equivalent Yields
If your	A tax-free yield of
federal tax	1%	2%	3%	4%	5%	6%	7%
rate is:	equals a taxable yield of:
25%	1.3%	2.7%	4.0%	5.3%	6.7%	8.0%	9.3%
28%	1.4	2.8	4.2	5.6	6.9	8.3	9.7
33%	1.5	3.0	4.5	6.0	7.5	9.0	10.5
35%	1.5	3.1	4.6	6.2	7.7	9.2	10.8

some basics of Fixed-Income investing

Is a fund`s yield fixed or will it vary?

It will vary. The yield is calculated every day by dividing a fund`s net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund`s yield will also vary. (Although money fund prices are stable, income is variable.)

Is yield the same as total return?

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No. A fund`s yield is the annualized dividends earned for a given period (typically 30 days for bond funds), divided by the share price at the end of the period. A fund`s total return includes distributions from income and capital gains and the change in share price for a given period.
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What is credit quality and how does it affect yield?

Credit quality refers to a bond issuer`s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

What is meant by a bond fund`s maturity?

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Every bond has a stated maturity date when the issuer must repay the bond`s entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before the stated maturity date. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond`s "effective maturity" is usually its nearest call date.
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A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond`s maturity "weighted" by the percentage of fund assets it represents. (The fund`s average effective maturity is calculated by reference to the nearest call dates or coupon reset dates of the underlying holdings.) Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.
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What is meant by a bond fund`s duration?

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond`s life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond`s life.

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Since duration can be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)
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How is a municipal`s price affected by changes in interest rates?

When interest rates rise, a bond`s price usually falls, and vice versa. In general, the longer a bond`s maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

Table 4  How Interest Rates May Affect Bond Prices
		Price per $1,000 of a Municipal Bond if Interest Rates:
Bond maturity	Coupon	Increase		Decrease
		1 percent	2 percent	1 percent	2 percent
1 year	2.64%	$990	$981	$1,010	$1,020
3 years	2.82	972	945	1,029	1,059
5 years	3.01	955	913	1,047	1,097
10 years	3.57	920	848	1,088	1,184
20 years	4.16	876	772	1,147	1,323
30 years	4.37	852	734	1,188	1,428
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The table reflects yields on AAA rated municipals as of April 30, 2005. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.
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What are the major differences between money market and bond funds?

Price  Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

Maturity  Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

Income  Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

With one quick sign-up, you can take advantage of our Electronic Delivery program and begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at troweprice.com for more information today.

Information About Accounts in T. Rowe Price Funds 2

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As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money market funds.
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Pricing Shares and Receiving Sale Proceeds

How and when shares are priced

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The share price (also called "net asset value" or NAV per share) for all funds except the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. (See the following section for information on the Japan Fund.) To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money market funds. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.
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Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If a fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.
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The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.
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How your purchase, sale, or exchange price is determined

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If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m., it will be priced at the next business day`s NAV.
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We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

Japan Fund: Pricing and Transactions

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The Japan Fund`s share price is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, on days when both it and the Tokyo Stock Exchange are open. The fund will not price shares or process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be pro
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cessed the next day the fund computes a NAV. As a result, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.
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The Tokyo Stock Exchange is scheduled to be closed on the following weekdays: In 2005—January 3 and 10; February 11; March 21; April 29; May 3, 4, and 5; July 18; September 19 and 23; October 10; November 3 and 23; December 23. In 2006—January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5; July 17; September 19 and 23; October 9; November 3 and 23; December 23. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.
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How you can receive the proceeds from a sale

When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

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If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.
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Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

If for some reason we cannot accept your request to sell shares, we will contact you.

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Contingent Redemption Fee
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Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the period shown, which reduces the proceeds from such redemptions by the amounts indicated:
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T. Rowe Price Funds With Redemption Fees
Fund name	Redemption fee	Holding period*
Developing Technologies	1%	90 days/3 months
Diversified Small-Cap Growth	1%	90 days/3 months
Emerging Europe & Mediterranean	2%	90 days/3 months
Emerging Markets Bond	2%	90 days/3 months
Emerging Markets Stock	2%	90 days/3 months
Equity Index 500	0.5%	90 days/3 months
European Stock	2%	90 days/3 months
Extended Equity Market Index	0.5%	90 days/3 months
Global Stock	2%	90 days/3 months
High Yield	1%	90 days/3 months
International Bond	2%	90 days/3 months
International Discovery	2%	90 days/3 months
International Equity Index	2%	90 days/3 months
International Growth & Income	2%	90 days/3 months
International Stock	2%	90 days/3 months
Japan	2%	90 days/3 months
Latin America	2%	90 days/3 months
New Asia	2%	90 days/3 months
Real Estate	1%	90 days/3 months
Small-Cap Value	1%	90 days/3 months
Spectrum International	2%	90 days/3 months
Tax-Efficient Balanced	1%	1 year
Tax-Efficient Growth	1%	1 year
Tax-Efficient Multi-Cap Growth	1%	1 year
Total Equity Market Index	0.5%	90 days/3 months
U.S. Bond Index	0.5%	90 days/3 months
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Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. All persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.
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*Computation of holding period
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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold before the end of the required holding period.
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If you purchase shares held directly with T. Rowe Price, the holding period is three months. For example, if you purchase shares on March 1 and redeem before June 1, you will be assessed the redemption fee.
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If you purchase shares through a retirement plan for which T. Rowe Price serves as recordkeeper, the holding period is 90 days. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee.
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If you purchase shares through an intermediary, consult your intermediary to determine how the holding period (for example, 90 days versus three months) will be applied.
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Transactions not subject to redemption fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated systematic withdrawal plan;
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2.Shares redeemed through or used to establish an automated, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares purchased with retirement plan participant and employer contributions at the direction of a retirement plan participant or his or her beneficiary (e.g., payroll and rollover contributions, loan repayments);*
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5.Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to, the following examples:
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a.Death distributions
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b.Hardship withdrawals
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c.Loans
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d.Employment termination withdrawals
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e.Qualified Domestic Relations Orders (QDROs);
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6.Shares redeemed as part of a retirement plan termination or restructuring;
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7.Shares transferred from one retirement plan to another retirement plan in the same fund;*
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8.Shares converted from one share class to another share class of the same fund;*
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9.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees such as fiduciary fees);
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10.Shares purchased by rollover and changes of account registration within the same fund;*
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11.Shares redeemed to return an excess contribution in an IRA account;
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12.Shares purchased by a fund-of-funds product, if approved in writing by T. Rowe Price;
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13.Shares transferred to T. Rowe Price or a third party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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14.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.
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Certain intermediaries may not apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Implementation
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Recordkeepers for retirement plan participants who were not able to implement the redemption fees by January 1, 2005, because of systems limitations and who provided verification to that effect were permitted to delay the implementation of redemption fees. All such recordkeepers were expected to implement the redemption fees by March 31, 2005, implement short-term trading restrictions approved by T. Rowe Price until they have the systems capabilities to assess the fees, or set forth an implementation plan acceptable to T. Rowe Price. Any person purchasing shares through a retirement plan recordkeeper should check with their recordkeeper to determine when purchases will be subject to redemption fees.
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Shares held or purchased prior to January 1, 2005, are subject to the terms for holding periods and early redemption as set forth in the prospectus in effect when the shares were originally purchased. For example, shares of the T. Rowe Price New Asia Fund purchased on December 31, 2004, would be subject to a one-year holding period and 2% redemption fee if sold within one year; shares of the fund purchased on January 3, 2005, would be subject to the new 90-day/three-month holding period and a 2% redemption fee if sold within the 90-day/three-month holding period.
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Useful Information on Distributions and Taxes

All net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

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Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.
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The following table provides details on dividend payments:

Table 5  Dividend Payment Schedule
Fund	Dividends
Money market funds	Purchases received by T. Rowe Price by 12 noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.

Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.
These stock funds only:BalancedDividend GrowthEquity IncomeEquity Index 500Growth & IncomePersonal Strategy BalancedPersonal Strategy IncomeReal Estate	Declared quarterly, if any, in March, June, September, and December.Must be a shareholder on the record date.
Retirement Funds:Retirement IncomeAll others	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the first business day of each month.Declared annually, if any, generally in December.Must be a shareholder on the record date.

Tax-Efficient Balanced	Municipal PortionShares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the last business day of March, June, September, and December.Equity PortionDeclared annually, if any, generally in December.Must be a shareholder on the record date.

Other stock funds	Declared annually, if any, generally in December.Must be a shareholder on the record date.
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Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before 12 noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.
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If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.
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Capital gain payments

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

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Capital gain payments are not expected from money market funds, which are managed to maintain a constant share price.
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A capital gain or loss is the difference between the purchase and sale price of a security.

Tax Information

You will be sent timely information for your tax filing needs.

If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

A fund makes a distribution to your account.

Additional information about certain T. Rowe Price funds is listed below:

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Tax-Free and Municipal Funds
Regular monthly dividends (including those from the state specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January.

Tax-Efficient Balanced Fund
The fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it may qualify to pay tax-exempt dividends, which will be exempt from federal income tax. The fund may not always qualify to pay tax-exempt dividends.The amount of such dividends will be reported to you on your calendar year-end statement.You must report your total tax-exempt income on IRS Form 1040. This information is used by the IRS to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that are subject to tax.

Tax-Efficient Balanced Fund (continued)
A small portion of your income dividend may also be exempt from state and local income taxes.If the fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividends that should be included in your AMT calculation, if any, will be reported to you in January.

Florida Intermediate Tax-Free Fund
Florida does not have a state income tax but does impose an intangibles property tax that applies to shares of mutual funds.A fund organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the tax.If a fund`s portfolio is less than 90% invested in exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and expects that the entire value of all fund shares will be exempt from the intangibles tax.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.

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For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Real Estate Fund or the bond and money funds is expected to qualify for this lower rate.
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For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.
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Taxes on fund redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

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In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."
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To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.
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Taxes on fund distributions

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In January, you will be sent Form 1099-DIV indicating the tax status of any income dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are expected to be tax-exempt.
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The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.
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If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.
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The following table provides additional details on distributions for certain funds:
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Table 6  Taxes on Fund Distributions
Tax-Free and Municipal Funds
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Tax-Efficient Balanced Fund
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Inflation Protected Bond Fund
Inflation adjustments on Treasury inflation-protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.
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Tax consequences of hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Distributions are taxable whether reinvested in additional shares or received in cash.

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Tax effect of buying shares before an income dividend or capital gain distribution
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If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

Following these procedures helps assure timely and accurate transactions.

Purchase Conditions

Nonpayment

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. dollars

All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on immediate redemptions: 10-day hold

If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

Telephone, Tele*Access®, and online account transactions

You may access your account or conduct transactions using the telephone or Tele*Access, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

Redemptions over $250,000

Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

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Excessive and Short-Term Trading
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T. Rowe Price may bar excessive and short-term traders from purchasing shares.
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Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities can seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see "How and when shares are priced"). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.
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All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.
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All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.
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Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict transactions by the underlying shareholder in accordance with the policy.
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The following types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions
(see Information About Your Services); 3) checkwriting redemptions from bond and money funds; and 4) for retirement plan participants, payroll contributions, withdrawals, and loans.
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In addition, transactions in automated nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.
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T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.
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There is no guarantee that T. Rowe Price will detect or prevent excessive or short-term trading.
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Keeping Your Account Open

Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.

Signature Guarantees

A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

You may need to have your signature guaranteed in certain situations, such as:

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Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.
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Remitting redemption proceeds to any person, address, or bank account not on record.

Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Account Maintenance and Small Account Fees

Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds` transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

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Account Maintenance Fee (Index Funds only)  The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.
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More About the Fund 3

Organization and Management

How is the fund organized?

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T. Rowe Price State Tax-Free Income Trust (the "trust"), was organized in 1986 as a Massachusetts business trust. Currently, the trust consists of nine series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.
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Shareholders benefit from T. Rowe Price`s 68 years of investment management experience.
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What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

Who runs the fund?

General Oversight

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The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price.
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All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price —  specifically by the fund`s portfolio managers.

Portfolio Management

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The fund has an Investment Advisory Committee with the following members: Hugh D. McGuirk, Chairman, Linda A. Murphy, Jonathan M. Chirunga, Philip J. Kligman, Konstantine B. Mallas, Mary J. Miller, and Timothy G. Taylor. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. Mr. McGuirk has been chairman of the fund`s committee since 1997. He joined T. Rowe Price in 1993 and has been managing investments since 1997. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.
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The Management Fee

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This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds
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(except the Spectrum Funds, Retirement Funds, Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.
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Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Thereafter
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*Represents a blended group fee rate containing various breakpoints.

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The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. At February 28, 2005, the effective annual group fee rate was 0.31%. The individual fund fee is 0.10%.
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Understanding Performance Information

This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

Total Return

This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

Cumulative Total Return

This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

Average Annual Total Return

This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

Yield

The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield—also called the standardized yield—may differ from the dividend yield.

Money funds may advertise a current yield, reflecting the latest seven-day income annualized, and an "effective" yield, which assumes the income has been reinvested in the fund.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

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Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)
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Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Fundamental policy  The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than diversified funds, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of its total assets are invested in the securities of a single issuer, and with respect to the remaining 50%, not more than 25% of its assets are invested in a single issuer.

Municipal Securities

Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond`s face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, which could require reinvestment of the proceeds at lower rates.

There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer`s "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

In purchasing municipals, reliance is placed on the opinion of the issuer`s bond counsel regarding the tax-exempt status of the investment.

Private Activity Bonds and Taxable Securities

While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) is included in the alternative minimum tax (AMT) calculation. However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. For further information, please see Useful Information on Distributions and Taxes —Tax Information.

Fundamental policy  Under normal market conditions, a security will not be purchased if, as a result, less than 80% of fund income would be exempt from federal and Georgia state income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

Operating policy  During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal and Georgia state income taxes.

Operating policy  Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

Municipal Lease Obligations

A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government`s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, an assessment is made of the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

Securities With "Puts"

Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor`s request . This feature enhances a security`s liquidity by shortening its effective maturity and may enable it to trade at a price equal to or very close to par. Termination of a put feature prior to exercise would result in holding the longer-term security, which could experience substantially more volatility.

Securities With Credit Enhancements

Fund securities can have the features described below. A fund may rely in whole or in part on a credit enhancement when determining the credit quality, liquidity, or maturity of an investment.

Letters of Credit  Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

Municipal Bond Insurance  This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer`s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

Standby Purchase Agreements  A Standby Purchase Agreement (SPA) is a
liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider`s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Synthetic or Derivative Securities

Derivatives  A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as swaps and structured notes. Investment managers have used derivatives for many years.

Derivatives will be used only if the expected risks and rewards are consistent with fund objectives, policies, and overall risk profile as described in this prospectus. The fund uses derivatives in situations in which they may help accomplish the following: hedge against decline in principal value, increase yield, invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment, or adjust portfolio duration.

The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term (over 15-year maturity) investment-grade bond.

Derivatives and synthetics that may be used include:

Interest Rate Futures  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Futures (and options on futures) may be bought or sold for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates; to adjust fund exposure to the municipal bond market; in an effort to protect portfolio value or enhance income; to serve as a cash management tool; and to adjust portfolio duration.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policy  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of fund net asset value.

Residual Interest Bonds  These are a type of potentially high-risk derivative. The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Operating policy  Fund investments in residual interest bonds are limited to 10% of total assets.

Participation Interests  This term covers various types of securities created by converting fixed-rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.

Swaps  Fund investments may be made in interest rate, index, total return, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

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There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase fund exposure to credit risk and could result in losses if we do not correctly evaluate the creditworthiness of the company on which the
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credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund`s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.
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Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Private Placements

These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

Operating policy  Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions can consist of shares of one or both T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves (which may not be tax-exempt). Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments; can help in structuring fund weighted average maturity; and can serve as a short-term defense during periods of unusual market volatility.

When-Issued Securities and Forwards

New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment usually take place 15  to  45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. Interest is not paid on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

Borrowing Money and Transferring Assets

Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

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Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.
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Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.
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Portfolio Turnover

Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

Sector Concentration

It is possible that 25% or more of fund assets could be invested in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care bonds.

Credit-Quality Considerations

The credit quality of many bond issues is evaluated by rating agencies such as Moody`s and S&P on the basis of the issuer`s ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

Table 7 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

Table 7  Ratings of Municipal Debt Securities
		Moody`sInvestorsService, Inc.	Standard &Poor`sCorporation	FitchIBCA, Inc.	Definition
Long Term	Aaa	AAA	AAA	Highest quality
	Aa	AA	AA	High quality
	A	A	A	Upper-medium grade
	Baa	BBB	BBB	Medium grade
	Moody`s			S&P			Fitch IBCA
Short Term	MIG1/VMIG1	Best quality	SP-1+SP-1	Very strong qualityStrong grade	F-1+F-1	Exceptionally strong qualityVery strong quality
	MIG2/VMIG2	High quality	SP-2	Satisfactory grade	F-2	Good credit quality
CommercialPaper	P-1	Superior quality	A-1+A-1	Extremely strong qualityStrong quality	F-1+F-1	Exceptionally strong qualityVery strong quality
	P-2	Strong quality	A-2	Satisfactory quality	F-2	Good credit quality

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Disclosure of Fund Portfolio Information
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The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would be omitted from the list if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be omitted from the list for more than one year. The fund also discloses its largest 10 holdings on troweprice.com seven days after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. The top 10 list is replaced every six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.
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Financial Highlights

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Table 8, which provides information about the fund`s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.
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Table 8  Financial Highlights
	Year ended February 28
	2001	2002	2003	2004a	2005c

Net asset value,beginning of period	$10.15	$10.83	$10.99	$11.27	$11.50
Income From Investment Operations
Net investment income	0.52b	0.51b	0.49	0.46	0.46
Net gains or losses on securities (both realized and unrealized)	0.68	0.16	0.28	0.23	(0.21)
Total from investment operations	1.20	0.67	0.77	0.69	0.25
Less Distributions
Dividends (from net investment income)	(0.52)	(0.51)	(0.49)	(0.46)	(0.46)
Distributions (fromcapital gains)	—	—	—	—	—
Total distributions	(0.52)	(0.51)	(0.49)	(0.46)	(0.46)
Net asset value,end of period	$10.83	$10.99	$11.27	$11.50	$11.29
Total return	12.08%b	6.29%b	7.15%	6.30%	2.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,874	$77,807	$86,622	$91,714	$96,539
Ratio of expenses to average net assets	0.65%b	0.65%b	0.65%	0.65%	0.64%
Ratio of net income to average net assets	4.93%b	4.65%b	4.39%	4.13%	4.11%
Portfolio turnover rate	33.9%	32.1%	24.8%	29.2%	25.3%
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aYear ended February 29.

bExcludes expenses in excess of a 0.65% contractual expense limitation in effect through February 28, 2003.

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cPer share amounts calculated using average shares outstanding method.
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Investing With T. Rowe Price 4

Account Requirements and Transaction Information

Tax Identification
Number

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We must have your correct Social Security or employer identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.
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Transaction Confirmations

We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases and dividend reinvestments, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

Employer-Sponsored Retirement Plans and Institutional Accounts

T. Rowe Price
Trust Company
1-800-492-7670

Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check, cash, or traveler`s checks.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

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When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable documents.
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We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)
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Account Registration

If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address below:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

By Wire

Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
Receiving Bank ABA#:  043000096
Beneficiary:  T. Rowe Price [fund name]
Beneficiary Account:  1004397951
Originator to Beneficiary Information (OBI):
name of owner(s) and account number

In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person

Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

Purchasing Additional Shares

$100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and gifts or transfers to minors (UGMA/UTMA) accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

By ACH Transfer

Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire

Call Shareholder Services or use the wire instructions listed in Opening a New Account.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

(For mail via private carriers and overnight services, see previous section.)

By Automatic
Asset Builder

Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

Exchanging and Redeeming Shares

Exchange Service

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You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive Trading.
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Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

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Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.
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For redemptions by check or electronic transfer, please see Information About Your Services.

By Phone

Call Shareholder Services

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If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail.
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By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:

via U.S. Postal Service

T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services

T. Rowe Price Trust Company
Mailcode 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Funds

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T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.
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These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

information about your Services

Shareholder Services
1-800-225-5132

Investor Services
1-800-638-5660

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

Investing for College Expenses

We can help you save for future college expenses on a tax-advantaged basis.

Education Savings Accounts (ESAs) (formerly known as Education IRAs)

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Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.
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529 Plans

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T. Rowe Price offers three 529 plans: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are currently federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price College Savings Plan (national plan), call 1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call 1-866-277-1005.
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Automated Services

Tele*Access
1-800-638-2587
24 hours, 7 days

Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

Web Address
troweprice.com

Online Account Access

You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online®, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line
1-800-401-3279

This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

By Telephone and
In Person

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers

By ACH

With no charges to pay, you can move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire

Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing

Automatic Asset Builder

You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange

You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

t. ROWE PRICE Brokerage

To Open an Account
1-800-638-5660

For Existing
Brokerage Customers
1-800-225-7720

Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. For stock trades entered through Tele-Trader, you will pay a commission of $35 for up to 1,000 shares plus $.02 for each share over 1,000. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage or Tele-Trader save you 10% over our standard com mission schedule. All trades are subject to a $40 minimum commission except stock trades placed through Account Access-Brokerage and Tele-Trader. All limit and stop orders entered, regardless of order entry means, are subject to a $5 order handling fee assessed upon execution.

Investor Information

A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

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If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.
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*Services vary by firm.

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

Investment Information

To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

Shareholder Reports

Fund managers` annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report

A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights

Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

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You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.
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We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.
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We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.
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___________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

 For mutual fund or T. Rowe Price Brokerage information

Investor Services

1-800-638-5660

For existing accounts

Shareholder Services

1-800-225-5132

For the hearing impaired

1-800-367-0763

For performance, prices,
account information, or
to conduct transactions

Tele*Access®

24 hours, 7 days
1-800-638-2587

Internet address

troweprice.com

Plan Account Line

For retirement plan
investors: The
appropriate 800
number appears on your retirement account statement.

A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
1-800-638-5660. These documents are also available at troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

Investor Centers

For directions, call
1-800-225-5132 or
visit our Web site

Baltimore Area

Downtown

105 East Lombard Street

Owings Mills

Three Financial Center
4515 Painters Mill Road

Boston Area

386 Washington Street
Wellesley

Chicago Area

1900 Spring Road
Suite 104
Oak Brook

Colorado Springs

2260 Briargate Parkway

Los Angeles Area

Warner Center
21800 Oxnard Street
Suite 270
Woodland Hills

New Jersey/New York Area

51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area

1990 N. California Boulevard
Suite 100
Walnut Creek

Tampa

4211 W. Boy Scout Boulevard
8th Floor

Washington, D.C. Area

Downtown

900 17th Street, N.W.
Farragut Square

Tysons Corner

1600 Tysons Boulevard
Suite 150

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F92-040 7/1/05
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

1940 Act File No. 811-4521

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July 1, 2005
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Prospectus

T. Rowe Price

Maryland Tax-Free Money Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

A money market fund and short- and long-term bond funds seeking income exempt from federal and Maryland state and local income taxes.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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1	About the Funds
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Funds	8
	Some Characteristics of Municipal Securities	10
	Some Basics of Fixed-Income Investing	11

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	15
	Useful Information on Distributions and Taxes	21
	Transaction Procedures and Special Requirements	27
	Account Maintenance and Small Account Fees	30

3	More About the Funds
	Organization and Management	31
	Understanding Performance Information	33
	Investment Policies and Practices	34
	Disclosure of Fund Portfolio Information	42
	Financial Highlights	43

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	47
	Opening a New Account	48
	Purchasing Additional Shares	50
	Exchanging and Redeeming Shares	50
	Rights Reserved by the Funds	52
	Information About Your Services	53
	T. Rowe Price Brokerage	56
	Investment Information	57
	T. Rowe Price Privacy Policy	58
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T. Rowe Price State Tax-Free Income Trust

Maryland Tax-Free Money Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

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 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $235.9 billion, including $9.6 billion in municipal fixed-income assets, for more than nine million individual and institutional investor accounts as of March 31, 2005. T. Rowe Price is the funds` investment manager.
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 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

About the Funds 1

objective, strategy, risks, and expenses

What is each fund`s objective?

Tax-Free Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

Short-Term Tax-Free Bond Fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value.

Tax-Free Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Maryland state and local income taxes by investing primarily in investment-grade Maryland municipal bonds.

What is each fund`s principal investment strategy?

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Tax-Free Money Fund will invest at least 65% of total assets in Maryland municipal securities, and at least 80% of the fund`s income is expected to be exempt from federal and Maryland state and local income taxes. All securities held by the fund will mature in 13 months or less, and the fund`s weighted average maturity will not exceed 90 days. While the fund`s yield will fluctuate with changes in interest rates, its share price is managed to remain stable at $1.00. The fund buys securities within the two highest short-term rating categories assigned by established agencies or, if unrated, deemed to be of comparable quality by T. Rowe Price. All securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.
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Short-Term Tax-Free Bond Fund will invest so that, under normal market conditions, at least 80% of its net assets are invested in bonds that pay interest exempt from federal and Maryland state and local income taxes, and at least 80% of the fund`s income is exempt from federal and Maryland state and local income taxes. The fund`s weighted average maturity will not exceed three years, but there is no maturity limit on individual securities.

Tax-Free Bond Fund will invest so that, under normal market conditions, at least 80% of its net assets are invested in bonds that pay interest exempt from federal and Maryland state and local income taxes, and at least 80% of the fund`s income is exempt from federal and Maryland state and local income taxes. The fund`s weighted average maturity is expected to exceed 15 years but may be less than that when, in the judgment of the portfolio manager, a shorter weighted average maturity is in the best interest of the fund.

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Each bond fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB, or equivalent) as determined by a national rating organization or, if unrated, deemed to be of comparable quality by T. Rowe Price. The bond funds may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the funds` noninvestment-grade bonds to exceed 5% of their net assets.
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In selecting securities for the money fund, the fund manager may examine relationships among yields of various types and maturities of money market securities in the context of the outlook for interest rates. Similarly, investment decisions for the bond funds reflect the managers` outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the managers capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities within each fund`s maturity range to provide higher yield (and, in the case of the bond funds, greater appreciation) potential. Conversely, shorter-term maturities may be favored if rates are expected to rise. And if our economic outlook is positive, we may take advantage of the bond funds` 5% "baskets" for noninvestment-grade bonds. From time to time, a fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The funds may sell holdings for a variety of reasons, such as to adjust a portfolio`s average maturity or quality or to shift assets into higher-yielding securities.
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Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Maryland state and local income taxes. These securities are generally purchased when they offer a comparably attractive combination of risk and return.

Due to seasonal variations in the supply of suitable Maryland securities, each fund may invest in municipals whose interest is exempt from federal but not Maryland income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund`s annual income.

While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.

Income from Maryland municipal securities is exempt from federal and Maryland state and local income taxes.

What are the main risks of investing in the funds?

Any of the following could cause a decline in your fund`s price or income.

Interest rate risk  This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk. This risk is minimal for the money fund.

While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

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Credit risk  This risk is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price. This risk is reduced for the money fund because of the highly rated securities in its portfolio.
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As of May 24, 2005, the state of Maryland was rated AAA by Moody`s, Standard & Poor`s, and Fitch.
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Each fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state`s general obligations.

While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.

Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

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Nondiversified risk  Because they are nondiversified, each fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issues.
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Geographical risk  A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and, therefore, has greater exposure to adverse economic and political changes within that state.

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Political risk  This risk is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
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Other risks  Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government-backed.

Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

Derivatives risk (bond funds)  To the extent the funds use futures, swaps, and other derivatives, they are exposed to additional volatility and potential losses.

Risks of the money fund  An investment in the money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For example, a sharp and unexpected rise in interest rates in an unusually short time or the default of a portfolio security could cause the fund`s NAV to fall below $1.00. However, the fund has maintained a constant share price since its inception, and the fund manager will make every effort to continue to meet this objective.

As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

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The income level of the funds will fluctuate with changing market conditions and interest rate levels. The bond funds` share prices will also fluctuate; when you sell your shares, you may lose money.
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How can I tell which fund is most appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you will need your principal in a relatively short time or want to minimize share price volatility, the short-term tax-free bond fund may be a good choice. However, if you are investing for higher tax-free income and can tolerate more share price volatility, you should consider the longer-term bond fund. If you are investing for tax-free income with principal stability and liquidity, you should consider the money market fund.

The funds are inappropriate for tax-deferred accounts, such as IRAs.

The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

How has each fund performed in the past?

The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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The fund`s return for the three months ended 3/31/05 was 0.32%.	The fund`s return for the three months ended 3/31/05 was -0.65%.
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The fund`s return for the three months ended 3/31/05
was -0.23%.
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Table 1  Average Annual Total Returns
	Periods ended December 31, 2004
	1 year	5 years	Shorter of 10 years or since inception	Inception date
Tax-Free Money Fund	0.67%	—	1.03%	3/30/01
Lipper Other States Tax-Exempt Money Market Funds Average	0.61	—	0.96
Short-Term Tax-Free Bond Fund
Returns before taxes	0.88	3.58%	3.93	1/29/93
Returns after taxes on distributions	0.88	3.58	3.93
Returns after taxes on distributions and sale of fund shares	1.28	3.50	3.88
Lehman Brothers 3-Year State General Obligation Municipal Bond Index	1.93	4.73	4.92
Lipper Short Municipal Debt Funds Average	1.02	3.45	3.86
Tax-Free Bond Fund
Returns before taxes	3.51	6.81	6.50	3/31/87
Returns after taxes on distributions	3.48	6.79	6.49
Returns after taxes on distributions and sale of fund shares	3.86	6.56	6.36
Lehman Brothers Municipal Bond Index	4.48	7.20	7.06
Lipper Maryland Municipal Debt Funds Average	3.32	6.02	5.92
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Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Money funds are not required to show after-tax returns.

Lehman Brothers 3-Year State General Obligation Municipal Bond Index is an unmanaged index that tracks debt instruments.

Lehman Brothers Municipal Bond Index is an unmanaged index that tracks municipal debt instruments.

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What fees and expenses will I pay?
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The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

Table 2  Fees and Expenses of the Funds*
	Annual fund operating expenses (expenses that are deducted from fund assets)
Fund	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver/expense reimbursement	Net expenses
Tax-Free Money	0.41%	0.16%	0.57%	0.02%a	0.55%a
Short-TermTax-Free Bond	0.41	0.12	0.53	—	—
Tax-Free Bond	0.41	0.07	0.48	—	—

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

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aEffective July 1, 2005, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through June 30, 2007, to the extent such fees or expenses would cause the ratio of expenses to average net assets to exceed 0.55%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 0.55%. However, no reimbursement will be made after June 30, 2009, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.
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Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

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Fund	1 year	3 years	5 years	10 years
Tax-Free Money	$56	$178	$313	$709
Short-Term Tax-Free Bond	54	170	296	665
Tax-Free Bond	49	154	269	604
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other INFORMATION about the funds

What are the funds` potential rewards?

The regular income dividends you receive from the funds should be exempt from federal income taxes. They should also be exempt from Maryland state taxes for shareholders who live in Maryland.

Tax-Free Money Fund is expected to provide tax-free income consistent with price stability.

Short-Term Tax-Free Bond Fund is expected to provide a higher level of tax-free income than the Tax-Free Money Fund and less share price volatility than the Tax-Free Bond Fund.

Tax-Free Bond Fund is expected to provide higher income and also have greater share price fluctuation than the Short-Term Tax-Free Bond Fund.

How does the portfolio manager try to reduce risk?

Consistent with each fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

Diversification of assets to reduce the impact of a single holding or sector on a fund`s net asset value.

Thorough credit research by our own analysts.

Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund`s sensitivity to interest rate changes.

What is the credit quality of Maryland general obligations?

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As of May 24, 2005, the state`s general obligation debt was rated AAA by Moody`s, S&P, and Fitch. The high quality ratings reflect Maryland`s strong financial and debt management practices and generally stable economic performance. Maryland`s economic growth did slow due to the national economic slowdown; however, Maryland fared well compared to other states because of its relatively small manufacturing sector. As a result of this slowdown, the state concluded its fiscal year ending June 30, 2003, with a net decrease in reserves. As the economy strengthened in 2004, Maryland`s performance improved and the state ended fiscal year 2004 with a surplus and added to its reserve levels.
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Credit ratings and the financial and economic conditions of the state and local governments, public authorities, or others in which each fund may invest are subject to change at any time.

What about the quality of the funds` other holdings?

In addition to the state`s general obligations, each fund will invest a significant portion of assets in bonds that are rated according to the issuer`s individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state`s general obligations.

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As of May 23, 2005, the Commonwealth of Puerto Rico`s general obligation credit ratings were Baa2 by Moody`s and A- by S&P. Fitch does not rate the Commonwealth. S&P`s outlook on Puerto Rico continues to be negative due to concerns over the budgetary imbalance, particularly its use of one-time revenues; structurally high unemployment; and a large and increasing debt burden, especially when the unfunded pension liabilities are included. Moody`s revised its outlook to negative in September 2004 and then lowered the rating to Baa2 on May 19, 2005, due to continuing deterioration in the financial condition of the Commonwealth`s General Fund, a significant decline in the Government
Development Bank`s net liquidity position, a significant increase in the
Commonwealth`s outstanding tax-supported debt, and large and growing unfunded pension liabilities. Moody`s outlook continues to be negative. A negative outlook means that a downgrade is possible within a one- to three-year time frame, although downgrades can occur at any time.
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Is there other information I can review before making a decision?

Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.

Some characteristics of municipal securities

Who issues municipal securities?

State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.

Who buys municipal securities?

Individuals are the primary investors and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.

What is tax-free about municipals and municipal funds?

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The regular income dividends you receive should be exempt from regular federal income taxes. These dividends should also be exempt from your state and local income taxes (if any). However, fund capital gain distributions are taxable to you. (Please see Useful Information on Distributions and Taxes —Taxes on Fund Distributions.)
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Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

Is interest income from municipal issues always exempt from federal taxes?

No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Normally, each fund will not purchase a security if, as a result, more than 20% of the fund`s income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Useful Information on Distributions and Taxes —Tax Information.)

Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.

Why are yields on municipals usually below those on otherwise comparable taxable securities?

Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.

How can I tell if a tax-free or taxable fund is suitable for me?

The primary factor is your expected federal income tax rate, but state and local rates are also important. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund`s tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund`s yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields based on federal tax rates only. If your state and local income tax rates were included, the taxable-equivalent yields would be higher.

Table 3  Taxable-Equivalent Yields
If your	A tax-free yield of
federal tax	1%	2%	3%	4%	5%	6%	7%
rate is:	equals a taxable yield of:
25%	1.3%	2.7%	4.0%	5.3%	6.7%	8.0%	9.3%
28%	1.4	2.8	4.2	5.6	6.9	8.3	9.7
33%	1.5	3.0	4.5	6.0	7.5	9.0	10.5
35%	1.5	3.1	4.6	6.2	7.7	9.2	10.8

some basics of Fixed-Income investing

Is a fund`s yield fixed or will it vary?

It will vary. The yield is calculated every day by dividing a fund`s net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund`s yield will also vary. (Although money fund prices are stable, income is variable.)

Is yield the same as total return?

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No. A fund`s yield is the annualized dividends earned for a given period (typically 30 days for bond funds and seven days for money funds), divided by the share price at the end of the period. A fund`s total return includes distributions from income and capital gains and the change in share price for a given period. A money fund`s yield more closely reflects the fund`s current earnings than does the total return.
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What is credit quality and how does it affect yield?

Credit quality refers to a bond issuer`s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

What is meant by a bond fund`s maturity?

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Every bond has a stated maturity date when the issuer must repay the bond`s entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before the stated maturity date. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond`s "effective maturity" is usually its nearest call date.
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A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond`s maturity "weighted" by the percentage of fund assets it represents. (The fund`s average effective maturity is calculated by reference to the nearest call dates or coupon reset dates of the underlying holdings.) Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.
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What is meant by a bond fund`s duration?

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond`s life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond`s life.

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Since duration can be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)
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How is a municipal`s price affected by changes in interest rates?

When interest rates rise, a bond`s price usually falls, and vice versa. In general, the longer a bond`s maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

Table 4  How Interest Rates May Affect Bond Prices
		Price per $1,000 of a Municipal Bond if Interest Rates:
Bond maturity	Coupon	Increase		Decrease
		1 percent	2 percent	1 percent	2 percent
1 year	2.64%	$990	$981	$1,010	$1,020
3 years	2.82	972	945	1,029	1,059
5 years	3.01	955	913	1,047	1,097
10 years	3.57	920	848	1,088	1,184
20 years	4.16	876	772	1,147	1,323
30 years	4.37	852	734	1,188	1,428
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The table reflects yields on AAA rated municipals as of April 30, 2005. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.
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What are the major differences between money market and bond funds?

Price  Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

Maturity  Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

Income  Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

Do money market securities react to changes in interest rates?

Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

With one quick sign-up, you can take advantage of our Electronic Delivery program and begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at troweprice.com for more information today.

Information About Accounts in T. Rowe Price Funds 2

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As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money market funds.
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Pricing Shares and Receiving Sale Proceeds

How and when shares are priced

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The share price (also called "net asset value" or NAV per share) for all funds except the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. (See the following section for information on the Japan Fund.) To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money market funds. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.
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Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If a fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.
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The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.
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How your purchase, sale, or exchange price is determined

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If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m., it will be priced at the next business day`s NAV.
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We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

Japan Fund: Pricing and Transactions

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The Japan Fund`s share price is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, on days when both it and the Tokyo Stock Exchange are open. The fund will not price shares or process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be pro
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cessed the next day the fund computes a NAV. As a result, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.
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The Tokyo Stock Exchange is scheduled to be closed on the following weekdays: In 2005—January 3 and 10; February 11; March 21; April 29; May 3, 4, and 5; July 18; September 19 and 23; October 10; November 3 and 23; December 23. In 2006—January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5; July 17; September 19 and 23; October 9; November 3 and 23; December 23. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.
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How you can receive the proceeds from a sale

When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

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If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.
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Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

If for some reason we cannot accept your request to sell shares, we will contact you.

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Contingent Redemption Fee
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Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the period shown, which reduces the proceeds from such redemptions by the amounts indicated:
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T. Rowe Price Funds With Redemption Fees
Fund name	Redemption fee	Holding period*
Developing Technologies	1%	90 days/3 months
Diversified Small-Cap Growth	1%	90 days/3 months
Emerging Europe & Mediterranean	2%	90 days/3 months
Emerging Markets Bond	2%	90 days/3 months
Emerging Markets Stock	2%	90 days/3 months
Equity Index 500	0.5%	90 days/3 months
European Stock	2%	90 days/3 months
Extended Equity Market Index	0.5%	90 days/3 months
Global Stock	2%	90 days/3 months
High Yield	1%	90 days/3 months
International Bond	2%	90 days/3 months
International Discovery	2%	90 days/3 months
International Equity Index	2%	90 days/3 months
International Growth & Income	2%	90 days/3 months
International Stock	2%	90 days/3 months
Japan	2%	90 days/3 months
Latin America	2%	90 days/3 months
New Asia	2%	90 days/3 months
Real Estate	1%	90 days/3 months
Small-Cap Value	1%	90 days/3 months
Spectrum International	2%	90 days/3 months
Tax-Efficient Balanced	1%	1 year
Tax-Efficient Growth	1%	1 year
Tax-Efficient Multi-Cap Growth	1%	1 year
Total Equity Market Index	0.5%	90 days/3 months
U.S. Bond Index	0.5%	90 days/3 months
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Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. All persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.
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*Computation of holding period
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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold before the end of the required holding period.
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If you purchase shares held directly with T. Rowe Price, the holding period is three months. For example, if you purchase shares on March 1 and redeem before June 1, you will be assessed the redemption fee.
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If you purchase shares through a retirement plan for which T. Rowe Price serves as recordkeeper, the holding period is 90 days. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee.
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If you purchase shares through an intermediary, consult your intermediary to determine how the holding period (for example, 90 days versus three months) will be applied.
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Transactions not subject to redemption fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated systematic withdrawal plan;
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2.Shares redeemed through or used to establish an automated, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares purchased with retirement plan participant and employer contributions at the direction of a retirement plan participant or his or her beneficiary (e.g., payroll and rollover contributions, loan repayments);*
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5.Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to, the following examples:
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a.Death distributions
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b.Hardship withdrawals
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c.Loans
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d.Employment termination withdrawals
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e.Qualified Domestic Relations Orders (QDROs);
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6.Shares redeemed as part of a retirement plan termination or restructuring;
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7.Shares transferred from one retirement plan to another retirement plan in the same fund;*
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8.Shares converted from one share class to another share class of the same fund;*
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9.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees such as fiduciary fees);
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10.Shares purchased by rollover and changes of account registration within the same fund;*
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11.Shares redeemed to return an excess contribution in an IRA account;
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12.Shares purchased by a fund-of-funds product, if approved in writing by T. Rowe Price;
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13.Shares transferred to T. Rowe Price or a third party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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14.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.
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Certain intermediaries may not apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Implementation
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Recordkeepers for retirement plan participants who were not able to implement the redemption fees by January 1, 2005, because of systems limitations and who provided verification to that effect were permitted to delay the implementation of redemption fees. All such recordkeepers were expected to implement the redemption fees by March 31, 2005, implement short-term trading restrictions approved by T. Rowe Price until they have the systems capabilities to assess the fees, or set forth an implementation plan acceptable to T. Rowe Price. Any person purchasing shares through a retirement plan recordkeeper should check with their recordkeeper to determine when purchases will be subject to redemption fees.
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Shares held or purchased prior to January 1, 2005, are subject to the terms for holding periods and early redemption as set forth in the prospectus in effect when the shares were originally purchased. For example, shares of the T. Rowe Price New Asia Fund purchased on December 31, 2004, would be subject to a one-year holding period and 2% redemption fee if sold within one year; shares of the fund purchased on January 3, 2005, would be subject to the new 90-day/three-month holding period and a 2% redemption fee if sold within the 90-day/three-month holding period.
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Useful Information on Distributions and Taxes

All net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

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Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.
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The following table provides details on dividend payments:

Table 5  Dividend Payment Schedule
Fund	Dividends
Money market funds	Purchases received by T. Rowe Price by 12 noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.

Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.
These stock funds only:BalancedDividend GrowthEquity IncomeEquity Index 500Growth & IncomePersonal Strategy BalancedPersonal Strategy IncomeReal Estate	Declared quarterly, if any, in March, June, September, and December.Must be a shareholder on the record date.
Retirement Funds:Retirement IncomeAll others	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the first business day of each month.Declared annually, if any, generally in December.Must be a shareholder on the record date.

Tax-Efficient Balanced	Municipal PortionShares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the last business day of March, June, September, and December.Equity PortionDeclared annually, if any, generally in December.Must be a shareholder on the record date.

Other stock funds	Declared annually, if any, generally in December.Must be a shareholder on the record date.
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Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before 12 noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.
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If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.
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Capital gain payments

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

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Capital gain payments are not expected from money market funds, which are managed to maintain a constant share price.
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A capital gain or loss is the difference between the purchase and sale price of a security.

Tax Information

You will be sent timely information for your tax filing needs.

If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

A fund makes a distribution to your account.

Additional information about certain T. Rowe Price funds is listed below:

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Tax-Free and Municipal Funds
Regular monthly dividends (including those from the state specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January.

Tax-Efficient Balanced Fund
The fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it may qualify to pay tax-exempt dividends, which will be exempt from federal income tax. The fund may not always qualify to pay tax-exempt dividends.The amount of such dividends will be reported to you on your calendar year-end statement.You must report your total tax-exempt income on IRS Form 1040. This information is used by the IRS to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that are subject to tax.

Tax-Efficient Balanced Fund (continued)
A small portion of your income dividend may also be exempt from state and local income taxes.If the fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividends that should be included in your AMT calculation, if any, will be reported to you in January.

Florida Intermediate Tax-Free Fund
Florida does not have a state income tax but does impose an intangibles property tax that applies to shares of mutual funds.A fund organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the tax.If a fund`s portfolio is less than 90% invested in exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and expects that the entire value of all fund shares will be exempt from the intangibles tax.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.

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For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Real Estate Fund or the bond and money funds is expected to qualify for this lower rate.
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For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.
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Taxes on fund redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

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In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."
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To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.
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Taxes on fund distributions

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In January, you will be sent Form 1099-DIV indicating the tax status of any income dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are expected to be tax-exempt.
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The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.
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If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.
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The following table provides additional details on distributions for certain funds:
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Table 6  Taxes on Fund Distributions
Tax-Free and Municipal Funds
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Tax-Efficient Balanced Fund
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Inflation Protected Bond Fund
Inflation adjustments on Treasury inflation-protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.
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Tax consequences of hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Distributions are taxable whether reinvested in additional shares or received in cash.

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Tax effect of buying shares before an income dividend or capital gain distribution
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If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

Following these procedures helps assure timely and accurate transactions.

Purchase Conditions

Nonpayment

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. dollars

All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on immediate redemptions: 10-day hold

If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

Telephone, Tele*Access®, and online account transactions

You may access your account or conduct transactions using the telephone or Tele*Access, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

Redemptions over $250,000

Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

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Excessive and Short-Term Trading
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T. Rowe Price may bar excessive and short-term traders from purchasing shares.
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Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities can seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see "How and when shares are priced"). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.
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All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.
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All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.
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Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict transactions by the underlying shareholder in accordance with the policy.
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The following types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions
(see Information About Your Services); 3) checkwriting redemptions from bond and money funds; and 4) for retirement plan participants, payroll contributions, withdrawals, and loans.
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In addition, transactions in automated nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.
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T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.
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There is no guarantee that T. Rowe Price will detect or prevent excessive or short-term trading.
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Keeping Your Account Open

Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.

Signature Guarantees

A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

You may need to have your signature guaranteed in certain situations, such as:

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Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.
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Remitting redemption proceeds to any person, address, or bank account not on record.

Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Account Maintenance and Small Account Fees

Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds` transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

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Account Maintenance Fee (Index Funds only)  The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.
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More About the Funds 3

Organization and Management

How are the funds organized?

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T. Rowe Price State Tax-Free Income Trust (the "trust"), was organized in 1986 as a Massachusetts business trust. Currently, the Trust consists of nine series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.
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Shareholders benefit from T. Rowe Price`s 68 years of investment management experience.
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What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

Who runs the fund?

General Oversight

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Each fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the funds` officers. At least 75% of Board members are independent of T. Rowe Price.
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All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price —  specifically by each fund`s portfolio managers.

Portfolio Management

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Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund`s investment program. The members of each advisory committee are listed below. The Statement of Additional Information provides additional information about the portfolio managers` compensation, other accounts managed by the portfolio managers, and the portfolio managers` ownership of securities in the fund.
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Tax-Free Money Fund  Joseph K. Lynagh, Chairman, M. Helena Condez, G. Richard Dent, Charles B. Hill, T. Dylan Jones, Hugh D. McGuirk, Linda A. Murphy, and Edward A. Wiese. Mr. Lynagh has been chairman of the fund`s committee since its inception. He joined T. Rowe Price in 1991 and has been involved in the investment process since 1994.
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Short-Term Tax-Free Bond Fund  Charles B. Hill, Chairman, Philip J. Kligman, Joseph K. Lynagh, Hugh D. McGuirk, Linda A. Murphy, Timothy G. Taylor, and Edward A. Wiese. Mr. Hill has been chairman of the fund`s committee since 1996. He joined T. Rowe Price in 1991 and has been managing investments since 1986.
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Tax-Free Bond Fund  Hugh D. McGuirk, Chairman, Charles B. Hill, Phillip J. Kligman, Marcy M. Lash, Konstantine B. Mallas, Mary J. Miller, Linda A. Murphy, and Timothy G. Taylor. Mr. McGuirk has been chairman of the fund`s committee since 2000. He has been a member of the fund`s advisory committee since 1995 and has been involved in the municipal bond management process at T. Rowe Price since 1993.
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The Management Fee

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This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.
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Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Thereafter
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*Represents a blended group fee rate containing various breakpoints.

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Each fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. At February 28, 2005, the effective annual group fee rate was 0.31%. The individual fund fee is 0.10%.
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Understanding Performance Information

This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

Total Return

This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

Cumulative Total Return

This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

Average Annual Total Return

This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

Yield

The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield—also called the standardized yield—may differ from the dividend yield.

Money funds may advertise a current yield, reflecting the latest seven-day income annualized, and an "effective" yield, which assumes the income has been reinvested in the fund.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

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Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)
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Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of municipal security or instrument (including, for the bond funds, certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Fundamental policy  Each fund is registered as a nondiversified mutual fund. This means that the funds may invest a greater portion of their assets in a single issuer than diversified funds, which may subject the funds to greater risk of price declines. However, because each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of its total assets are invested in the securities of a single issuer, and with respect to the remaining 50%, not more than 25% of its assets are invested in a single issuer.

Operating policy (money fund)  Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, with respect to 75% of the fund`s total assets, the money fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees.

Municipal Securities

Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond`s face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, which could require reinvestment of the proceeds at lower rates.

There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer`s "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

In purchasing municipals, reliance is placed on the opinion of the issuer`s bond counsel regarding the tax-exempt status of the investment.

Private Activity Bonds and Taxable Securities

While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) is included in the alternative minimum tax (AMT) calculation. However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. For further information, please see Useful Information on Distributions and Taxes —Tax Information.

Fundamental policy  Under normal market conditions, a security will not be purchased if, as a result, less than 80% of fund income would be exempt from federal and Maryland state and local income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

Operating policy  During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal and Maryland state and local income taxes.

Operating policy  Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

Municipal Lease Obligations

A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government`s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, an assessment is made of the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

Securities With "Puts"

Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor`s request . This feature enhances a security`s liquidity by shortening its effective maturity and may enable it to trade at a price equal to or very close to par. The money fund typically purchases a significant number of these securities; however, they may also be held by a bond fund. Termination of a put feature prior to exercise would result in holding the longer-term security, which could experience substantially more volatility.

Securities With Credit Enhancements

Fund securities can have the features described below. A fund may rely in whole or in part on a credit enhancement when determining the credit quality, liquidity, or maturity of an investment.

Letters of Credit  Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

Municipal Bond Insurance  This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer`s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

Standby Purchase Agreements  A Standby Purchase Agreement (SPA) is a
liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider`s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Synthetic or Derivative Securities

Derivatives  A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as swaps and structured notes. Investment managers have used derivatives for many years.

Derivatives will be used only if the expected risks and rewards are consistent with fund objectives, policies, and overall risk profile as described in this prospectus. The bond funds use derivatives in situations in which they may help accomplish the following: hedge against decline in principal value, increase yield, invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment, or adjust portfolio duration.

The bond funds will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of 1) a three-year investment-grade bond for the Short-Term Tax-Free Bond Fund; or 2) a long-term (15-year maturity) investment-grade bond for the Tax-Free Bond Fund.

Derivatives and synthetics that may be used include:

Interest Rate Futures (bond funds)  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Futures (and options on futures) may be bought or sold for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates; to adjust fund exposure to the municipal bond market; in an effort to protect portfolio value or enhance income; to serve as a cash management tool; and to adjust portfolio duration.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policy  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of fund net asset value.

Residual Interest Bonds (bond funds)  These are a type of potentially high-risk derivative. The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Operating policy  Fund investments in residual interest bonds are limited to 10% of total assets.

Participation Interests  This term covers various types of securities created by converting fixed-rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.

Swaps (bond funds)  Fund investments may be made in interest rate, index, total return, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

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There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase fund exposure to credit risk and could result in losses if we do not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund`s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.
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Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Private Placements

These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

Operating policy  Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% (10% for the money fund) of net assets.

Types of Investment Management Practices

Reserve Position (bond funds)

A certain portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions can consist of shares of one or both T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves (which may not be tax-exempt). Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments; can help in structuring fund weighted average maturity; and can serve as a short-term defense during periods of unusual market volatility.

When-Issued Securities (all funds) and Forwards (bond funds)

New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment usually take place 15  to  45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. Interest is not paid on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

Borrowing Money and Transferring Assets

Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

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Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.
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Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.
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Portfolio Turnover (bond funds)

Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The bond funds` portfolio turnover rates are shown in the Financial Highlights table.

Sector Concentration

It is possible that 25% or more of fund assets could be invested in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care bonds.

Credit-Quality Considerations

The credit quality of many bond issues is evaluated by rating agencies such as Moody`s and S&P on the basis of the issuer`s ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

Table 7 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

Table 7  Ratings of Municipal Debt Securities
		Moody`sInvestorsService, Inc.	Standard &Poor`sCorporation	FitchIBCA, Inc.	Definition
Long Term	Aaa	AAA	AAA	Highest quality
	Aa	AA	AA	High quality
	A	A	A	Upper-medium grade
	Baa	BBB	BBB	Medium grade
	Moody`s			S&P			Fitch IBCA
Short Term	MIG1/VMIG1	Best quality	SP-1+SP-1	Very strong qualityStrong grade	F-1+F-1	Exceptionally strong qualityVery strong quality
	MIG2/VMIG2	High quality	SP-2	Satisfactory grade	F-2	Good credit quality
CommercialPaper	P-1	Superior quality	A-1+A-1	Extremely strong qualityStrong quality	F-1+F-1	Exceptionally strong qualityVery strong quality
	P-2	Strong quality	A-2	Satisfactory quality	F-2	Good credit quality

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Disclosure of Fund Portfolio Information
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Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, each fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of each fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would be omitted from the list if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the funds. A security will not be omitted from the list for more than one year. Each fund also discloses its largest 10 holdings on troweprice.com seven days after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of each fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. The top 10 list is replaced every six months. A description of each fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.
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Financial Highlights

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Table 8, which provides information about each fund`s financial history, is based on a single share outstanding throughout the periods shown. Each fund`s section of the table is part of the fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the funds` independent registered public accounting firm, PricewaterhouseCoopers LLP.
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Table 8  Financial Highlights
	3/30/01* through 2/28/02	Year ended February 28
Tax-Free Money Fund		2003	2004 a	2005 b

Net asset value,beginning of period	$1.000	$1.000	$1.000	$1.000
Income From Investment Operations
Net investment income	0.018c	0.010c	0.005c	0.008c
Net gains or losses on securities (both realized and unrealized)	—	—	—	—
Total from investment operations	0.018c	0.010c	0.005c	0.008c
Less Distributions
Dividends (from net investment income)	(0.018)	(0.010)	(0.005)	(0.008)
Distributions (fromcapital gains)	—	—	—	—
Returns of capital	—	—	—	—
Total distributions	(0.018)	(0.010)	(0.005)	(0.008)
Net asset value,end of period	$1.000	$1.000	$1.000	$1.000
Total return	1.78%c	0.97%c	0.52%c	0.80%c
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,291	$72,009	$109,670	$120,738
Ratio of expenses to average net assets	0.55%cd	0.55%c	0.55%c	0.55%c
Ratio of net income to average net assets	1.72%cd	0.94%c	0.52%c	0.81%c
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*Inception date.

aYear ended February 29.

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bPer share amounts calculated using average shares outstanding method.
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cExcludes expenses in excess of a 0.55% contractual expense limitation in effect through June 30, 2005.
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dAnnualized.
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Table 8  Financial Highlights (continued)
	Year ended February 28
Short-Term Tax-Free Bond Fund	2001	2002	2003	2004 a	2005 b

Net asset value,beginning of period	$5.04	$5.17	$5.26	$5.30	$5.28
Income From Investment Operations
Net investment income	0.20c	0.18	0.15	0.12	0.10
Net gains or losses on securities (both realized and unrealized)	0.13	0.09	0.04	(0.02)	(0.12)
Total from investment operations	0.33	0.27	0.19	0.10	(0.02)
Less Distributions
Dividends (from net investment income)	(0.20)	(0.18)	(0.15)	(0.12)	(0.10)
Distributions (fromcapital gains)	—	—	—	—	—
Total distributions	(0.20)	(0.18)	(0.15)	(0.12)	(0.10)
Net asset value, end of period	$5.17	$5.26	$5.30	$5.28	$5.16
Total return	6.60%c	5.32%	3.62%	1.94%	(0.30)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,477	$158,145	$229,461	$251,648	$206,962
Ratio of expenses to average net assets	0.60%c	0.59%	0.54%	0.53%	0.53%
Ratio of net income to average net assets	3.85%c	3.45%	2.76%	2.31%	2.00%
Portfolio turnover rate	29.2%	23.8%	31.9%	35.5%	25.4%
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aYear ended February 29.

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bPer share amounts calculated using average shares outstanding method.
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cExcludes expenses in excess of a 0.60% contractual expense limitation in effect through February 28, 2003.
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Table 8 Financial Highlights (continued)
	Year ended February 28
Tax-Free Bond Fund	2001	2002	2003	2004 a	2005 b

Net asset value,beginning of period	$9.87	$10.48	$10.64	$10.94	$11.05
Income From Investment Operations
Net investment income	0.53	0.52	0.50	0.47	0.47
Net gains or losses on securities (both realized and unrealized)	0.61	0.15	0.32	0.12	(0.26)
Total from investment operations	1.14	0.67	0.82	0.59	0.21
Less Distributions
Dividends (from net investment income)	(0.53)	(0.51)	(0.50)	(0.47)	(0.47)
Distributions (fromcapital gains)	—	—	(0.02)	(0.01)	(0.02)
Total distributions	(0.53)	(0.51)	(0.52)	(0.48)	(0.49)
Net asset value,end of period	$10.48	$10.64	$10.94	$11.05	$10.77
Total return	11.87%	6.56%	7.87%	5.57%	2.01%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,110	$1,229	$1,348	$1,329	$1,293
Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.48%	0.48%
Ratio of net income to average net assets	5.24%	4.87%	4.62%	4.38%	4.40%
Portfolio turnover rate	19.3%	18.5%	19.4%	33.0%	21.2%
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aYear ended February 29.

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bPer share amounts calculated using average shares outstanding method.
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Investing With T. Rowe Price 4

Account Requirements and Transaction Information

Tax Identification
Number

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We must have your correct Social Security or employer identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.
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Transaction Confirmations

We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases and dividend reinvestments, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

Employer-Sponsored Retirement Plans and Institutional Accounts

T. Rowe Price
Trust Company
1-800-492-7670

Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check, cash, or traveler`s checks.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

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When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable documents.
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We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)
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Account Registration

If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address below:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

By Wire

Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
Receiving Bank ABA#:  043000096
Beneficiary:  T. Rowe Price [fund name]
Beneficiary Account:  1004397951
Originator to Beneficiary Information (OBI):
name of owner(s) and account number

In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person

Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

Purchasing Additional Shares

$100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and gifts or transfers to minors (UGMA/UTMA) accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

By ACH Transfer

Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire

Call Shareholder Services or use the wire instructions listed in Opening a New Account.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

(For mail via private carriers and overnight services, see previous section.)

By Automatic
Asset Builder

Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

Exchanging and Redeeming Shares

Exchange Service

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You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive Trading.
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Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

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Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.
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For redemptions by check or electronic transfer, please see Information About Your Services.

By Phone

Call Shareholder Services

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If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail.
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By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:

via U.S. Postal Service

T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services

T. Rowe Price Trust Company
Mailcode 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Funds

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T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.
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These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

information about your Services

Shareholder Services
1-800-225-5132

Investor Services
1-800-638-5660

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

Investing for College Expenses

We can help you save for future college expenses on a tax-advantaged basis.

Education Savings Accounts (ESAs) (formerly known as Education IRAs)

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Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.
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529 Plans

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T. Rowe Price offers three 529 plans: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are currently federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price College Savings Plan (national plan), call 1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call 1-866-277-1005.
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Automated Services

Tele*Access
1-800-638-2587
24 hours, 7 days

Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

Web Address
troweprice.com

Online Account Access

You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online®, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line
1-800-401-3279

This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

By Telephone and
In Person

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers

By ACH

With no charges to pay, you can move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire

Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing

Automatic Asset Builder

You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange

You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

t. ROWE PRICE Brokerage

To Open an Account
1-800-638-5660

For Existing
Brokerage Customers
1-800-225-7720

Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. For stock trades entered through Tele-Trader, you will pay a commission of $35 for up to 1,000 shares plus $.02 for each share over 1,000. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage or Tele-Trader save you 10% over our standard com mission schedule. All trades are subject to a $40 minimum commission except stock trades placed through Account Access-Brokerage and Tele-Trader. All limit and stop orders entered, regardless of order entry means, are subject to a $5 order handling fee assessed upon execution.

Investor Information

A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

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If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.
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*Services vary by firm.

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

Investment Information

To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

Shareholder Reports

Fund managers` annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report

A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights

Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

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You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.
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We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.
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We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.
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___________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

 For mutual fund or T. Rowe Price Brokerage information

Investor Services

1-800-638-5660

For existing accounts

Shareholder Services

1-800-225-5132

For the hearing impaired

1-800-367-0763

For performance, prices,
account information, or
to conduct transactions

Tele*Access®

24 hours, 7 days
1-800-638-2587

Internet address

troweprice.com

Plan Account Line

For retirement plan
investors: The
appropriate 800
number appears on your retirement account statement.

A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
1-800-638-5660. These documents are also available at troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

Investor Centers

For directions, call
1-800-225-5132 or
visit our Web site

Baltimore Area

Downtown

105 East Lombard Street

Owings Mills

Three Financial Center
4515 Painters Mill Road

Boston Area

386 Washington Street
Wellesley

Chicago Area

1900 Spring Road
Suite 104
Oak Brook

Colorado Springs

2260 Briargate Parkway

Los Angeles Area

Warner Center
21800 Oxnard Street
Suite 270
Woodland Hills

New Jersey/New York Area

51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area

1990 N. California Boulevard
Suite 100
Walnut Creek

Tampa

4211 W. Boy Scout Boulevard
8th Floor

Washington, D.C. Area

Downtown

900 17th Street, N.W.
Farragut Square

Tysons Corner

1600 Tysons Boulevard
Suite 150

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C12-040 7/1/05
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

1940 Act File No. 811-4521

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July 1, 2005
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prospectus

T. Rowe Price

New Jersey
Tax-Free
Bond Fund

A long-term bond fund seeking income exempt from federal and New Jersey income taxes.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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1	About the Fund
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Fund	6
	Some Characteristics of Municipal Securities	8
	Some Basics of Fixed-Income Investing	9

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	12
	Useful Information on Distributions and Taxes	18
	Transaction Procedures and Special Requirements	24
	Account Maintenance and Small Account Fees	27

3	More About the Fund
	Organization and Management	28
	Understanding Performance Information	30
	Investment Policies and Practices	31
	Disclosure of Fund Portfolio Information	38
	Financial Highlights	39

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	41
	Opening a New Account	42
	Purchasing Additional Shares	44
	Exchanging and Redeeming Shares	44
	Rights Reserved by the Funds	46
	Information About Your Services	47
	T. Rowe Price Brokerage	50
	Investment Information	51
	T. Rowe Price Privacy Policy	52
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T. Rowe Price State Tax-Free Income Trust

New Jersey Tax-Free Bond Fund

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 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $235.9 billion, including $9.6 billion in municipal fixed-income assets, for more than nine million individual and institutional investor accounts as of March 31, 2005. T. Rowe Price is the fund`s investment manager.
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 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

About the Fund 1

objective, strategy, risks, and expenses

What is the fund`s objective?

The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and New Jersey state income taxes, by investing primarily in investment-grade New Jersey municipal bonds.

What is the fund`s principal investment strategy?

The fund will invest so that, under normal market conditions, at least 80% of its net assets are invested in bonds that pay interest exempt from federal and New Jersey state income taxes, and at least 80% of the fund`s income is exempt from federal and New Jersey state income taxes. The fund`s weighted average maturity is expected to exceed 15 years but may be less than that when, in the judgment of the portfolio manager, a shorter weighted average maturity is in the best interest of the fund.

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The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB, or equivalent) as determined by a national rating organization or, if unrated, deemed to be of comparable quality by T. Rowe Price. The fund may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund`s noninvestment-grade bonds to exceed 5% of its net assets.
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Investment decisions reflect the manager`s outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and greater appreciation potential. Conversely, shorter-term maturities may be favored if rates are expected to rise. And if our economic outlook is positive, we may take advantage of the fund`s 5% "basket" for nonivestment-grade bonds. From time to time, the fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and New Jersey state income taxes. These securities are generally purchased when they offer a comparably attractive combination of risk and return.

Due to seasonal variations in the supply of suitable New Jersey securities, the fund may invest in municipals whose interest is exempt from federal but not New Jersey state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund`s annual income.

While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.

Income from New Jersey municipal securities is exempt from federal and New Jersey state income taxes.

What are the main risks of investing in the fund?

Any of the following could cause a decline in your fund`s price or income.

Interest rate risk  This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

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Credit risk  This risk is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.
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As of May 24, 2005, the state of New Jersey was rated Aa3 by Moody`s, AA by Standard & Poor`s (S&P), and AA- by Fitch.
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The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state`s general obligations.

While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.

Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

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Nondiversified risk  Because it is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issues.
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Geographical risk  A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and, therefore, has greater exposure to adverse economic and political changes within that state.

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Political risk  This risk is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
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Other risks  Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government-backed.

Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee the fund will achieve its objective.

The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.

How can I tell if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you can accept the possibility of share price declines in an effort to achieve income exempt from federal and New Jersey state income taxes, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

The fund is inappropriate for tax-deferred accounts, such as IRAs.

The fund should not represent your complete investment program or be used for short-term trading purposes.

How has the fund performed in the past?

The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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The fund`s return for the three months ended 3/31/05 was -0.25%.
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Table 1  Average Annual Total Returns
	Periods ended December 31, 2004
	1 year	5 years	10 years
New Jersey Tax-Free Bond Fund
Returns before taxes	4.17%	7.00%	6.53%
Returns after taxes on distributions	4.17	7.00	6.53
Returns after taxes on distributions and sale of fund shares	4.25	6.72	6.36
Lehman Brothers Municipal Bond Index	4.48	7.20	7.06
Lipper New Jersey Municipal Debt Funds Average	3.63	6.20	5.98

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Lehman Brothers Municipal Bond Index is an unmanaged index that tracks municipal debt instruments.

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What fees and expenses will I pay?
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The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.41%
Other expenses	0.17%
Total annual fund operating expenses	0.58%

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$59	$186	$324	$726

other INFORMATION about the fund

What are the fund`s potential rewards?

The regular income dividends you receive from the fund should be exempt from federal income taxes. They will also be exempt from New Jersey state taxes for shareholders who live in New Jersey.

How does the portfolio manager try to reduce risk?

Consistent with the fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

Diversification of assets to reduce the impact of a single holding or sector on a fund`s net asset value.

Thorough credit research by our own analysts.

Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund`s sensitivity to interest rate changes.

What is the credit quality of New Jersey general obligations?

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As of May 24, 2005, the state`s general obligation debt was rated Aa3 by Moody`s, AA- by S&P, and AA- by Fitch. After several years of ratings turmoil, the state`s credit ratings carry stable outlooks from Moody`s and S&P, while Fitch has no outlook. These relatively high quality ratings reflect New Jersey`s strong underlying economic profile. However, these ratings also reflect downgrades from all three rating agencies that occurred in July 2004 following a court ruling that eliminated the state`s ability to use borrowing, or "deficit bonding," to balance future budgets. Though such deficit bonding is generally considered to be an undesirable financial practice, it did provide flexibility to the state. Following the court ban on deficit bonding, the state has fewer options for closing future budget gaps. The agencies remain concerned over the state`s mounting debt burden and structural budget imbalance. Nevertheless, New Jersey retains important strengths, including a large and diverse economy and high personal income levels.
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Credit ratings and the financial and economic conditions of the state and local governments, public authorities, or others in which the fund may invest are subject to change at any time.

What about the quality of the fund`s other holdings?

In addition to the state`s general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer`s individual creditworthiness, such as bonds of local governments and public authorities. While local governments in New Jersey depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state`s general obligations.

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As of May 23, 2005, the Commonwealth of Puerto Rico`s general obligation credit ratings were Baa2 by Moody`s and A- by S&P. Fitch does not rate the Commonwealth. S&P`s outlook on Puerto Rico continues to be negative due to concerns over the budgetary imbalance, particularly its use of one-time revenues; structurally high unemployment; and a large and increasing debt burden, especially when the unfunded pension liabilities are included.
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Moody`s revised its outlook to negative in September 2004 and then lowered the rating to Baa2 on May 19, 2005, due to continuing deterioration in the financial condition of the Commonwealth`s General Fund, a significant decline in the Government Development Bank`s net liquidity position, a significant increase in the Commonwealth`s outstanding tax-supported debt, and large and growing unfunded pension liabilities. Moody`s outlook continues to be negative. A negative outlook means that a downgrade is possible within a one- to three-year time frame, although downgrades can occur at any time.
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Is there other information I can review before making a decision?

Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

Some characteristics of municipal securities

Who issues municipal securities?

State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.

Who buys municipal securities?

Individuals are the primary investors and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.

What is tax-free about municipals and municipal funds?

The regular income dividends you receive should be exempt from regular federal income taxes.These dividends should also be exempt from your state and local income taxes (if any). However, fund capital gain distributions are taxable to you. (Please see Useful Information on Distributions and Taxes —Taxes on Fund Distributions.)

Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

Is interest income from municipal issues always exempt from federal taxes?

No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund`s income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Useful Information on Distributions and Taxes —Tax Information.)

Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.

Why are yields on municipals usually below those on otherwise comparable taxable securities?

Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.

How can I tell if a tax-free or taxable fund is suitable for me?

The primary factor is your expected federal income tax rate, but state and local rates are also important. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund`s tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund`s yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields based on federal tax rates only. If your state and local income tax rates were included, the taxable-equivalent yields would be higher.

Table 3  Taxable-Equivalent Yields
If your	A tax-free yield of
federal tax	1%	2%	3%	4%	5%	6%	7%
rate is:	equals a taxable yield of:
25%	1.3%	2.7%	4.0%	5.3%	6.7%	8.0%	9.3%
28%	1.4	2.8	4.2	5.6	6.9	8.3	9.7
33%	1.5	3.0	4.5	6.0	7.5	9.0	10.5
35%	1.5	3.1	4.6	6.2	7.7	9.2	10.8

some basics of Fixed-Income investing

Is a fund`s yield fixed or will it vary?

It will vary. The yield is calculated every day by dividing a fund`s net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund`s yield will also vary. (Although money fund prices are stable, income is variable.)

Is yield the same as total return?

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No. A fund`s yield is the annualized dividends earned for a given period (typically 30 days for bond funds), divided by the share price at the end of the period. A fund`s total return includes distributions from income and capital gains and the change in share price for a given period.
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What is credit quality and how does it affect yield?

Credit quality refers to a bond issuer`s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

What is meant by a bond fund`s maturity?

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Every bond has a stated maturity date when the issuer must repay the bond`s entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before the stated maturity date. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond`s "effective maturity" is usually its nearest call date.
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A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond`s maturity "weighted" by the percentage of fund assets it represents. (The fund`s average effective maturity is calculated by reference to the nearest call dates or coupon reset dates of the underlying holdings.) Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.
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What is meant by a bond fund`s duration?

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond`s life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond`s life.

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Since duration can be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)
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How is a municipal`s price affected by changes in interest rates?

When interest rates rise, a bond`s price usually falls, and vice versa. In general, the longer a bond`s maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

Table 4  How Interest Rates May Affect Bond Prices
		Price per $1,000 of a Municipal Bond if Interest Rates:
Bond maturity	Coupon	Increase		Decrease
		1 percent	2 percent	1 percent	2 percent
1 year	2.64%	$990	$981	$1,010	$1,020
3 years	2.82	972	945	1,029	1,059
5 years	3.01	955	913	1,047	1,097
10 years	3.57	920	848	1,088	1,184
20 years	4.16	876	772	1,147	1,323
30 years	4.37	852	734	1,188	1,428
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The table reflects yields on AAA rated municipals as of April 30, 2005. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.
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What are the major differences between money market and bond funds?

Price  Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

Maturity  Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

Income  Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

With one quick sign-up, you can take advantage of our Electronic Delivery program and begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at troweprice.com for more information today.

Information About Accounts in T. Rowe Price Funds 2

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As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money market funds.
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Pricing Shares and Receiving Sale Proceeds

How and when shares are priced

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The share price (also called "net asset value" or NAV per share) for all funds except the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. (See the following section for information on the Japan Fund.) To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money market funds. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.
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Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If a fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.
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The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.
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How your purchase, sale, or exchange price is determined

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If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m., it will be priced at the next business day`s NAV.
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We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

Japan Fund: Pricing and Transactions

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The Japan Fund`s share price is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, on days when both it and the Tokyo Stock Exchange are open. The fund will not price shares or process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be pro
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cessed the next day the fund computes a NAV. As a result, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.
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The Tokyo Stock Exchange is scheduled to be closed on the following weekdays: In 2005—January 3 and 10; February 11; March 21; April 29; May 3, 4, and 5; July 18; September 19 and 23; October 10; November 3 and 23; December 23. In 2006—January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5; July 17; September 19 and 23; October 9; November 3 and 23; December 23. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.
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How you can receive the proceeds from a sale

When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

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If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.
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Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

If for some reason we cannot accept your request to sell shares, we will contact you.

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Contingent Redemption Fee
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Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the period shown, which reduces the proceeds from such redemptions by the amounts indicated:
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T. Rowe Price Funds With Redemption Fees
Fund name	Redemption fee	Holding period*
Developing Technologies	1%	90 days/3 months
Diversified Small-Cap Growth	1%	90 days/3 months
Emerging Europe & Mediterranean	2%	90 days/3 months
Emerging Markets Bond	2%	90 days/3 months
Emerging Markets Stock	2%	90 days/3 months
Equity Index 500	0.5%	90 days/3 months
European Stock	2%	90 days/3 months
Extended Equity Market Index	0.5%	90 days/3 months
Global Stock	2%	90 days/3 months
High Yield	1%	90 days/3 months
International Bond	2%	90 days/3 months
International Discovery	2%	90 days/3 months
International Equity Index	2%	90 days/3 months
International Growth & Income	2%	90 days/3 months
International Stock	2%	90 days/3 months
Japan	2%	90 days/3 months
Latin America	2%	90 days/3 months
New Asia	2%	90 days/3 months
Real Estate	1%	90 days/3 months
Small-Cap Value	1%	90 days/3 months
Spectrum International	2%	90 days/3 months
Tax-Efficient Balanced	1%	1 year
Tax-Efficient Growth	1%	1 year
Tax-Efficient Multi-Cap Growth	1%	1 year
Total Equity Market Index	0.5%	90 days/3 months
U.S. Bond Index	0.5%	90 days/3 months
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Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. All persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.
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*Computation of holding period
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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold before the end of the required holding period.
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If you purchase shares held directly with T. Rowe Price, the holding period is three months. For example, if you purchase shares on March 1 and redeem before June 1, you will be assessed the redemption fee.
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If you purchase shares through a retirement plan for which T. Rowe Price serves as recordkeeper, the holding period is 90 days. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee.
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If you purchase shares through an intermediary, consult your intermediary to determine how the holding period (for example, 90 days versus three months) will be applied.
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Transactions not subject to redemption fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated systematic withdrawal plan;
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2.Shares redeemed through or used to establish an automated, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares purchased with retirement plan participant and employer contributions at the direction of a retirement plan participant or his or her beneficiary (e.g., payroll and rollover contributions, loan repayments);*
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5.Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to, the following examples:
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a.Death distributions
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b.Hardship withdrawals
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c.Loans
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d.Employment termination withdrawals
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e.Qualified Domestic Relations Orders (QDROs);
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6.Shares redeemed as part of a retirement plan termination or restructuring;
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7.Shares transferred from one retirement plan to another retirement plan in the same fund;*
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8.Shares converted from one share class to another share class of the same fund;*
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9.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees such as fiduciary fees);
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10.Shares purchased by rollover and changes of account registration within the same fund;*
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11.Shares redeemed to return an excess contribution in an IRA account;
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12.Shares purchased by a fund-of-funds product, if approved in writing by T. Rowe Price;
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13.Shares transferred to T. Rowe Price or a third party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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14.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.
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Certain intermediaries may not apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Implementation
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Recordkeepers for retirement plan participants who were not able to implement the redemption fees by January 1, 2005, because of systems limitations and who provided verification to that effect were permitted to delay the implementation of redemption fees. All such recordkeepers were expected to implement the redemption fees by March 31, 2005, implement short-term trading restrictions approved by T. Rowe Price until they have the systems capabilities to assess the fees, or set forth an implementation plan acceptable to T. Rowe Price. Any person purchasing shares through a retirement plan recordkeeper should check with their recordkeeper to determine when purchases will be subject to redemption fees.
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Shares held or purchased prior to January 1, 2005, are subject to the terms for holding periods and early redemption as set forth in the prospectus in effect when the shares were originally purchased. For example, shares of the T. Rowe Price New Asia Fund purchased on December 31, 2004, would be subject to a one-year holding period and 2% redemption fee if sold within one year; shares of the fund purchased on January 3, 2005, would be subject to the new 90-day/three-month holding period and a 2% redemption fee if sold within the 90-day/three-month holding period.
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Useful Information on Distributions and Taxes

All net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

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Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.
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The following table provides details on dividend payments:

Table 5  Dividend Payment Schedule
Fund	Dividends
Money market funds	Purchases received by T. Rowe Price by 12 noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.

Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.
These stock funds only:BalancedDividend GrowthEquity IncomeEquity Index 500Growth & IncomePersonal Strategy BalancedPersonal Strategy IncomeReal Estate	Declared quarterly, if any, in March, June, September, and December.Must be a shareholder on the record date.
Retirement Funds:Retirement IncomeAll others	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the first business day of each month.Declared annually, if any, generally in December.Must be a shareholder on the record date.

Tax-Efficient Balanced	Municipal PortionShares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the last business day of March, June, September, and December.Equity PortionDeclared annually, if any, generally in December.Must be a shareholder on the record date.

Other stock funds	Declared annually, if any, generally in December.Must be a shareholder on the record date.
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Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before 12 noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.
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If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.
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Capital gain payments

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

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Capital gain payments are not expected from money market funds, which are managed to maintain a constant share price.
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A capital gain or loss is the difference between the purchase and sale price of a security.

Tax Information

You will be sent timely information for your tax filing needs.

If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

A fund makes a distribution to your account.

Additional information about certain T. Rowe Price funds is listed below:

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Tax-Free and Municipal Funds
Regular monthly dividends (including those from the state specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January.

Tax-Efficient Balanced Fund
The fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it may qualify to pay tax-exempt dividends, which will be exempt from federal income tax. The fund may not always qualify to pay tax-exempt dividends.The amount of such dividends will be reported to you on your calendar year-end statement.You must report your total tax-exempt income on IRS Form 1040. This information is used by the IRS to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that are subject to tax.

Tax-Efficient Balanced Fund (continued)
A small portion of your income dividend may also be exempt from state and local income taxes.If the fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividends that should be included in your AMT calculation, if any, will be reported to you in January.

Florida Intermediate Tax-Free Fund
Florida does not have a state income tax but does impose an intangibles property tax that applies to shares of mutual funds.A fund organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the tax.If a fund`s portfolio is less than 90% invested in exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and expects that the entire value of all fund shares will be exempt from the intangibles tax.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.

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For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Real Estate Fund or the bond and money funds is expected to qualify for this lower rate.
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For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.
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Taxes on fund redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

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In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."
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To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.
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Taxes on fund distributions

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In January, you will be sent Form 1099-DIV indicating the tax status of any income dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are expected to be tax-exempt.
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The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.
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If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.
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The following table provides additional details on distributions for certain funds:
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Table 6  Taxes on Fund Distributions
Tax-Free and Municipal Funds
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Tax-Efficient Balanced Fund
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Inflation Protected Bond Fund
Inflation adjustments on Treasury inflation-protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.
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Tax consequences of hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Distributions are taxable whether reinvested in additional shares or received in cash.

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Tax effect of buying shares before an income dividend or capital gain distribution
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If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

Following these procedures helps assure timely and accurate transactions.

Purchase Conditions

Nonpayment

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. dollars

All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on immediate redemptions: 10-day hold

If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

Telephone, Tele*Access®, and online account transactions

You may access your account or conduct transactions using the telephone or Tele*Access, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

Redemptions over $250,000

Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

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Excessive and Short-Term Trading
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T. Rowe Price may bar excessive and short-term traders from purchasing shares.
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Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities can seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see "How and when shares are priced"). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.
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All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.
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All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.
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Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict transactions by the underlying shareholder in accordance with the policy.
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The following types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions
(see Information About Your Services); 3) checkwriting redemptions from bond and money funds; and 4) for retirement plan participants, payroll contributions, withdrawals, and loans.
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In addition, transactions in automated nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.
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T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.
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There is no guarantee that T. Rowe Price will detect or prevent excessive or short-term trading.
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Keeping Your Account Open

Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.

Signature Guarantees

A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

You may need to have your signature guaranteed in certain situations, such as:

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Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.
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Remitting redemption proceeds to any person, address, or bank account not on record.

Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Account Maintenance and Small Account Fees

Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds` transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

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Account Maintenance Fee (Index Funds only)  The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.
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More About the Fund 3

Organization and Management

How is the fund organized?

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T. Rowe Price State Tax-Free Income Trust (the "trust"), was organized in 1986 as a Massachusetts business trust. Currently, the trust consists of nine series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.
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Shareholders benefit from T. Rowe Price`s 68 years of investment management experience.
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What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

Who runs the fund?

General Oversight

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The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price.
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All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price —  specifically by the fund`s portfolio managers.

Portfolio Management

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The fund has an Investment Advisory Committee with the following members: Konstantine B. Mallas, Chairman, Hugh D. McGuirk, Mary J. Miller, Linda A. Murphy, and Timothy G. Taylor. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Mallas has been chairman of the fund`s committee since 2000. He joined T. Rowe Price in 1987 and has been managing investments since 1994. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.
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The Management Fee

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This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.
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Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Thereafter
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*Represents a blended group fee rate containing various breakpoints.

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The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. At February 28, 2005, the effective annual group fee rate was 0.31%. The individual fund fee is 0.10%.
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Understanding Performance Information

This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

Total Return

This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

Cumulative Total Return

This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

Average Annual Total Return

This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

Yield

The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield—also called the standardized yield—may differ from the dividend yield.

Money funds may advertise a current yield, reflecting the latest seven-day income annualized, and an "effective" yield, which assumes the income has been reinvested in the fund.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

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Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)
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Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Fundamental policy  The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of its total assets are invested in the securities of a single issuer, and with respect to the remaining 50%, not more than 25% of its assets are invested in a single issuer.

Municipal Securities

Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond`s face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, which could require reinvestment of the proceeds at lower rates.

There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer`s "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

In purchasing municipals, reliance is placed on the opinion of the issuer`s bond counsel regarding the tax-exempt status of the investment.

Private Activity Bonds and Taxable Securities

While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) is included in the alternative minimum tax (AMT) calculation. However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. For further information, please see Useful Information on Distributions and Taxes —Tax Information.

Fundamental policy  Under normal market conditions, a security will not be purchased if, as a result, less than 80% of fund income would be exempt from federal and New Jersey state income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

Operating policy  During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal and New Jersey state income taxes.

Operating policy  Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

Municipal Lease Obligations

A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government`s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, an assessment is made of the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

Securities With "Puts"

Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor`s request . This feature enhances a security`s liquidity by shortening its effective maturity and may enable it to trade at a price equal to or very close to par. Termination of a put feature prior to exercise would result in holding the longer-term security, which could experience substantially more volatility.

Securities With Credit Enhancements

Fund securities can have the features described below. A fund may rely in whole or in part on a credit enhancement when determining the credit quality, liquidity, or maturity of an investment.

Letters of Credit  Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

Municipal Bond Insurance  This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer`s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

Standby Purchase Agreements  A Standby Purchase Agreement (SPA) is a
liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider`s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Synthetic or Derivative Securities

Derivatives  A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as swaps and structured notes. Investment managers have used derivatives for many years.

Derivatives will be used only if the expected risks and rewards are consistent with fund objectives, policies, and overall risk profile as described in this prospectus. The fund uses derivatives in situations in which they may help accomplish the following: hedge against decline in principal value, increase yield, invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment, or adjust portfolio duration.

The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term (over 15-year maturity) investment-grade bond.

Derivatives and synthetics that may be used include:

Interest Rate Futures  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Futures (and options on futures) may be bought or sold for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates; to adjust fund exposure to the municipal bond market; in an effort to protect portfolio value or enhance income; to serve as a cash management tool; and to adjust portfolio duration.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policy  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of fund net asset value.

Residual Interest Bonds  These are a type of potentially high-risk derivative. The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Operating policy  Fund investments in residual interest bonds are limited to 10% of total assets.

Participation Interests  This term covers various types of securities created by converting fixed-rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.

Swaps  Fund investments may be made in interest rate, index, total return, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

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There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase fund exposure to credit risk and could result in losses if we do not correctly evaluate the creditworthiness of the company on which the
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credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund`s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.
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Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Private Placements

These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

Operating policy  Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions can consist of shares of one or both T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves (which may not be tax-exempt). Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments; can help in structuring fund weighted average maturity; and can serve as a short-term defense during periods of unusual market volatility.

When-Issued Securities and Forwards

New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment usually take place 15  to  45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. Interest is not paid on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

Borrowing Money and Transferring Assets

Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

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Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.
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Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.
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Portfolio Turnover

Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

Sector Concentration

It is possible that 25% or more of fund assets could be invested in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care bonds.

Credit-Quality Considerations

The credit quality of many bond issues is evaluated by rating agencies such as Moody`s and S&P on the basis of the issuer`s ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

Table 7 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

Table 7  Ratings of Municipal Debt Securities
		Moody`sInvestorsService, Inc.	Standard &Poor`sCorporation	FitchIBCA, Inc.	Definition
Long Term	Aaa	AAA	AAA	Highest quality
	Aa	AA	AA	High quality
	A	A	A	Upper-medium grade
	Baa	BBB	BBB	Medium grade
	Moody`s			S&P			Fitch IBCA
Short Term	MIG1/VMIG1	Best quality	SP-1+SP-1	Very strong qualityStrong grade	F-1+F-1	Exceptionally strong qualityVery strong quality
	MIG2/VMIG2	High quality	SP-2	Satisfactory grade	F-2	Good credit quality
CommercialPaper	P-1	Superior quality	A-1+A-1	Extremely strong qualityStrong quality	F-1+F-1	Exceptionally strong qualityVery strong quality
	P-2	Strong quality	A-2	Satisfactory quality	F-2	Good credit quality

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Disclosure of Fund Portfolio Information

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The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would be omitted from the list if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be omitted from the list for more than one year. The fund also discloses its largest 10 holdings on troweprice.com seven days after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. The top 10 list is replaced every six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

Financial Highlights

Table 8, which provides information about the fund`s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Table 8  Financial Highlights
	Year ended February 28
	2001	2002	2003	2004a	2005b

Net asset value,beginning of period	$10.62	$11.33	$11.50	$11.84	$12.03
Income From Investment Operations
Net investment income	0.55	0.54	0.54	0.51	0.51
Net gains or losses on securities (both realized and unrealized)	0.71	0.17	0.34	0.19	(0.22)
Total from investment operations	1.26	0.71	0.88	0.70	0.29
Less Distributions
Dividends (from net investment income)	(0.55)	(0.54)	(0.54)	(0.51)	(0.51)
Distributions (fromcapital gains)	—	—	—	—	—
Total distributions	(0.55)	(0.54)	(0.54)	(0.51)	(0.51)
Net asset value,end of period	$11.33	$11.50	$11.84	$12.03	$11.81
Total return	12.18%	6.46%	7.83%	6.10%	2.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$121,824	$129,504	$148,333	$160,883	$165,992
Ratio of expenses to average net assets	0.63%	0.60%	0.59%	0.58%	0.58%
Ratio of net income to average net assets	5.04%	4.80%	4.63%	4.37%	4.32%
Portfolio turnover rate	24.6%	17.0%	14.7%	14.0%	20.0%

aYear ended February 29.

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bPer share amounts calculated using average shares outstanding method.

Investing With T. Rowe Price 4

Account Requirements and Transaction Information

Tax Identification
Number

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We must have your correct Social Security or employer identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.
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Transaction Confirmations

We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases and dividend reinvestments, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

Employer-Sponsored Retirement Plans and Institutional Accounts

T. Rowe Price
Trust Company
1-800-492-7670

Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check, cash, or traveler`s checks.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

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When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable documents.
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
We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)
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Account Registration

If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address below:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

By Wire

Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
Receiving Bank ABA#:  043000096
Beneficiary:  T. Rowe Price [fund name]
Beneficiary Account:  1004397951
Originator to Beneficiary Information (OBI):
name of owner(s) and account number

In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person

Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

Purchasing Additional Shares

$100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and gifts or transfers to minors (UGMA/UTMA) accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

By ACH Transfer

Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire

Call Shareholder Services or use the wire instructions listed in Opening a New Account.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

(For mail via private carriers and overnight services, see previous section.)

By Automatic
Asset Builder

Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

Exchanging and Redeeming Shares

Exchange Service

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You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive Trading.

Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

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Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

For redemptions by check or electronic transfer, please see Information About Your Services.

By Phone

Call Shareholder Services

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If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail.

By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:

via U.S. Postal Service

T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services

T. Rowe Price Trust Company
Mailcode 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Funds

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T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.
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These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

information about your Services

Shareholder Services
1-800-225-5132

Investor Services
1-800-638-5660

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

Investing for College Expenses

We can help you save for future college expenses on a tax-advantaged basis.

Education Savings Accounts (ESAs) (formerly known as Education IRAs)

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Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.

529 Plans

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T. Rowe Price offers three 529 plans: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are currently federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price College Savings Plan (national plan), call 1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call 1-866-277-1005.

Automated Services

Tele*Access
1-800-638-2587
24 hours, 7 days

Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

Web Address
troweprice.com

Online Account Access

You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online®, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line
1-800-401-3279

This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

By Telephone and
In Person

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers

By ACH

With no charges to pay, you can move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire

Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing

Automatic Asset Builder

You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange

You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

t. ROWE PRICE Brokerage

To Open an Account
1-800-638-5660

For Existing
Brokerage Customers
1-800-225-7720

Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. For stock trades entered through Tele-Trader, you will pay a commission of $35 for up to 1,000 shares plus $.02 for each share over 1,000. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage or Tele-Trader save you 10% over our standard com mission schedule. All trades are subject to a $40 minimum commission except stock trades placed through Account Access-Brokerage and Tele-Trader. All limit and stop orders entered, regardless of order entry means, are subject to a $5 order handling fee assessed upon execution.

Investor Information

A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

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If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.

*Services vary by firm.

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

Investment Information

To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

Shareholder Reports

Fund managers` annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report

A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights

Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

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You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

___________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

 For mutual fund or T. Rowe Price Brokerage information

Investor Services

1-800-638-5660

For existing accounts

Shareholder Services

1-800-225-5132

For the hearing impaired

1-800-367-0763

For performance, prices,
account information, or
to conduct transactions

Tele*Access®

24 hours, 7 days
1-800-638-2587

Internet address

troweprice.com

Plan Account Line

For retirement plan
investors: The
appropriate 800
number appears on your retirement account statement.

A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
1-800-638-5660. These documents are also available at troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

Investor Centers

For directions, call
1-800-225-5132 or
visit our Web site

Baltimore Area

Downtown

105 East Lombard Street

Owings Mills

Three Financial Center
4515 Painters Mill Road

Boston Area

386 Washington Street
Wellesley

Chicago Area

1900 Spring Road
Suite 104
Oak Brook

Colorado Springs

2260 Briargate Parkway

Los Angeles Area

Warner Center
21800 Oxnard Street
Suite 270
Woodland Hills

New Jersey/New York Area

51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area

1990 N. California Boulevard
Suite 100
Walnut Creek

Tampa

4211 W. Boy Scout Boulevard
8th Floor

Washington, D.C. Area

Downtown

900 17th Street, N.W.
Farragut Square

Tysons Corner

1600 Tysons Boulevard
Suite 150

F47-040 7/1/05

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

1940 Act File No. 811-4521

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July 1, 2005

Prospectus

T. Rowe Price

New York Tax-Free Money Fund

New York Tax-Free Bond Fund

A money market fund and a long-term bond fund seeking income exempt from federal, New York state, and New York City income taxes.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	About the Funds
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Funds	7
	Some Characteristics of Municipal Securities	8
	Some Basics of Fixed-Income Investing	10

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	13
	Useful Information on Distributions and Taxes	19
	Transaction Procedures and Special Requirements	25
	Account Maintenance and Small Account Fees	28

3	More About the Funds
	Organization and Management	29
	Understanding Performance Information	31
	Investment Policies and Practices	32
	Disclosure of Fund Portfolio Information	40
	Financial Highlights	41

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	43
	Opening a New Account	44
	Purchasing Additional Shares	46
	Exchanging and Redeeming Shares	46
	Rights Reserved by the Funds	48
	Information About Your Services	49
	T. Rowe Price Brokerage	52
	Investment Information	53
	T. Rowe Price Privacy Policy	54

T. Rowe Price State Tax-Free Income Trust

New York Tax-Free Money Fund

New York Tax-Free Bond Fund

 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $235.9 billion, including $9.6 billion in municipal fixed-income assets, for more than nine million individual and institutional investor accounts as of March 31, 2005. T. Rowe Price is the funds` investment manager.

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

About the Funds 1

objective, strategy, risks, and expenses

What is each fund`s objective?

Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York state, and New York City income taxes.

Bond Fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal, New York state, and New York City income taxes by investing primarily in investment-grade New York municipal bonds.

What is each fund`s principal investment strategy?

Money Fund will invest at least 65% of total assets in New York municipal securities, and at least 80% of the fund`s income is expected to be exempt from federal, New York state, and New York City income taxes. All securities held by the fund will mature in 13 months or less, and the fund`s weighted average maturity will not exceed 90 days. While the fund`s yield will fluctuate with changes in interest rates, its share price is managed to remain stable at $1.00. The fund buys securities rated within the two highest short-term rating categories assigned by established rating agencies or, if unrated, deemed to be of comparable quality by T. Rowe Price. All securities purchased by the fund will present minimal credit risk in the opinion of T. Rowe Price.
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Bond Fund will invest so that, under normal market conditions, at least 80% of its net assets are invested in bonds that pay interest exempt from federal, New York state, and New York City income taxes, and at least 80% of the fund`s income is exempt from federal, New York state, and New York City income taxes. The fund`s weighted average maturity is expected to exceed 15 years but may be less than that when, in the judgment of the portfolio manager, a shorter weighted average maturity is in the best interest of the fund. The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB, or equivalent) as determined by a national rating organization or, if unrated, deemed to be of comparable quality by T. Rowe Price. The fund may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund`s noninvestment-grade bonds to exceed 5% of its net assets.
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In selecting securities for the money fund, the fund manager may examine relationships among yields of various types and maturities of money market securities in the context of the outlook for interest rates. Similarly, investment decisions for the bond fund reflect the manager`s outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities within each fund`s maturity range to provide higher yield (and, in the case of the bond fund, greater appreciation) potential. Conversely, shorter-term maturities may be favored if rates are expected to rise. And if our economic outlook is positive, we may take advantage of the bond fund`s 5% "basket" for noninvestment-grade bonds. From time to time, a fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The funds may sell holdings for a variety of reasons, such as to adjust a portfolio`s average maturity or quality or to shift assets into higher-yielding securities.

Each fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal, New York state, and New York City income taxes. These securities are generally purchased when they offer a comparably attractive combination of risk and return.

Due to seasonal variations in the supply of suitable New York securities, each fund may invest in municipals whose interest is exempt from federal but not New York state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of each fund`s annual income.

While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.

Income from New York municipal securities is exempt from federal, New York state, and New York City income taxes.

What are the main risks of investing in the funds?

Any of the following could cause a decline in your fund`s share price or income.

Interest rate risk  This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

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Credit risk  This risk is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price. This risk is reduced for the money fund because of the highly rated securities in its portfolio.
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As of May 24, 2005, the state of New York was rated A1 by Moody`s, AA by Standard & Poor`s (S&P), and AA- by Fitch.
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Each fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state`s general obligations.

While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.

Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

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Nondiversified risk  Because they are nondiversified, each fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issues.
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Geographical risk  A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and, therefore, has greater exposure to adverse economic and political changes within that state.

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Political risk  This risk is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
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Other risks  Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government-backed.

Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

Derivatives risk (bond fund)  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

Risks of the money fund  An investment in the money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. For example, a sharp and unexpected rise in interest rates in an unusually short time or the default of a portfolio security could cause the fund`s NAV to fall below $1.00. However, the fund has maintained a constant share price since its inception, and the fund manager will make every effort to continue to meet this objective.

As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

The income level of the funds will fluctuate with changing market conditions and interest rate levels. The bond fund`s share price will also fluctuate; when you sell your shares, you may lose money.

How can I tell which fund is more appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you are investing for higher tax-free income and can accept the possibility of price declines in an effort to achieve income exempt from federal, New York state, and New York City income taxes, the bond fund could be an appropriate part of your overall investment strategy. If you are investing for tax-free income with principal stability and liquidity, you should consider the money market fund.

The funds are inappropriate for tax-deferred accounts, such as IRAs.

The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

How has each fund performed in the past?

The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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The fund`s return for the three months ended 3/31/05 was 0.31%.	The fund`s return for the three months ended 3/31/05 was -0.24%.
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Table 1  Average Annual Total Returns
	Periods ended December 31, 2004
	1 year	5 years	10 years
Money Fund	0.66%	1.58%	2.28%
Lipper New York Tax-Exempt Money Market Funds Average	0.64	1.52	2.23
Bond Fund
Returns before taxes	3.85	7.02	6.61
Returns after taxes on distributions	3.85	7.02	6.57
Returns after taxes on distributions and sale of fund shares	3.97	6.73	6.42
Lehman Brothers Municipal Bond Index	4.48	7.20	7.06
Lipper New York Municipal Debt Funds Average	3.49	6.49	6.25
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Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Money funds are not required to show after-tax returns.

Lehman Brothers Municipal Bond Index is an unmanaged index that tracks municipal debt instruments.

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What fees and expenses will I pay?
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The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

Table 2  Fees and Expenses of the Funds*
	Annual fund operating expenses (expenses that are deducted from fund assets)
Fund	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver/expense reimbursement	Net expenses
Money	0.41%	0.19%	0.60%	0.05%a	0.55%a
Bond	0.41	0.14	0.55	—	—
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*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

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aEffective July 1, 2005, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through June 30, 2007, to the extent such fees or expenses would cause the ratio of expenses to average net assets to exceed 0.55%. Subject to shareholder approval, fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 0.55%; however, no reimbursement will be made more than three years after any waiver or payment, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under previous expense limitations for which T. Rowe Price may be reimbursed.
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Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

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Fund	1 year	3 years	5 years	10 years
Money	$56	$180	$323	$738
Bond	56	176	307	689
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other INFORMATION about the funds

What are the funds` potential rewards?

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The regular income dividends you receive from the funds should be exempt from federal income taxes and also from New York state and New York City taxes for shareholders who live in those jurisdictions.
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Money Fund is expected to provide tax-free income consistent with price stability.

Bond Fund is expected to provide higher income than the Money Fund but with share price volatility.

How does the portfolio manager try to reduce risk?

Consistent with each fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

Diversification of assets to reduce the impact of a single holding or sector on a fund`s net asset value.

Thorough credit research by our own analysts.

Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund`s sensitivity to interest rate changes.

What is the credit quality of New York general obligations?

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As of May 24, 2005, the state of New York was rated A1 by Moody`s, AA by S&P, and AA- by Fitch. Moody`s rating reflects an upgrade that occurred in November 2004. While S&P considers the state`s credit rating to be stable and Fitch has no outlook, Moody`s outlook on the state is positive, indicating that the rating agency is more likely than not to upgrade the state`s rating over the one- to three-year time horizon.
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Credit ratings and the financial and economic conditions of the state and local governments, public authorities, or others in which each fund may invest are subject to change at any time.

What about the quality of the funds` other holdings?

In addition to the state`s general obligations, each fund will invest a significant portion of assets in bonds that are rated according to the issuer`s individual creditworthiness, such as bonds of local governments and public authorities. While local governments in New York depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state`s general obligations.

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As of May 23, 2005, the Commonwealth of Puerto Rico`s general obligation credit ratings were Baa2 by Moody`s and A- by S&P. Fitch does not rate the Commonwealth. S&P`s outlook on Puerto Rico continues to be negative due to concerns over the budgetary imbalance, particularly its use of one-time revenues; structurally high unemployment; and a large and increasing debt burden, especially when the unfunded pension liabilities are included. Moody`s revised its outlook to negative in September 2004 and then lowered the rating to Baa2 on May 19, 2005, due to continuing deterioration in the financial condition of the Commonwealth`s General Fund, a significant decline in the Government Development Bank`s net liquidity position, a significant increase in the Commonwealth`s outstanding tax-supported debt, and large and growing unfunded pension liabilities. Moody`s outlook continues to be negative. A negative outlook means that a downgrade is possible within a one- to three-year time frame, although downgrades can occur at any time.
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Is there other information I can review before making a decision?

Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.

Some characteristics of municipal securities

Who issues municipal securities?

State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.

Who buys municipal securities?

Individuals are the primary investors and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.

What is tax-free about municipals and municipal funds?

The regular income dividends you receive should be exempt from regular federal income taxes. These dividends should also be exempt from your state and local income taxes (if any). However, fund capital gain distributions are taxable to you. (Please see Useful Information on Distributions and Taxes —Taxes on Fund Distributions.)

Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

Is interest income from municipal issues always exempt from federal taxes?

No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund`s income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Useful Information on Distributions and Taxes —Tax Information.)

Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.

Why are yields on municipals usually below those on otherwise comparable taxable securities?

Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.

How can I tell if a tax-free or taxable fund is suitable for me?

The primary factor is your expected federal income tax rate, but state and local rates are also important. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund`s tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund`s yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields based on federal tax rates only. If your state and local income tax rates were included, the taxable-equivalent yields would be higher.

Table 3  Taxable-Equivalent Yields
If your	A tax-free yield of
federal tax	1%	2%	3%	4%	5%	6%	7%
rate is:	equals a taxable yield of:
25%	1.3%	2.7%	4.0%	5.3%	6.7%	8.0%	9.3%
28%	1.4	2.8	4.2	5.6	6.9	8.3	9.7
33%	1.5	3.0	4.5	6.0	7.5	9.0	10.5
35%	1.5	3.1	4.6	6.2	7.7	9.2	10.8

some basics of Fixed-Income investing

Is a fund`s yield fixed or will it vary?

It will vary. The yield is calculated every day by dividing a fund`s net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund`s yield will also vary. (Although money fund prices are stable, income is variable.)

Is yield the same as total return?

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No. A fund`s yield is the annualized dividends earned for a given period (typically 30 days for bond funds and seven days for money funds), divided by the share price at the end of the period. A fund`s total return includes distributions from income and capital gains and the change in share price for a given period. A money fund`s yield more closely reflects the fund`s current earnings than does the total return.
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What is credit quality and how does it affect yield?

Credit quality refers to a bond issuer`s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

What is meant by a bond fund`s maturity?

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Every bond has a stated maturity date when the issuer must repay the bond`s entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before the stated maturity date. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond`s "effective maturity" is usually its nearest call date.
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A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond`s maturity "weighted" by the percentage of fund assets it represents. (The fund`s average effective maturity is calculated by reference to the nearest call dates or coupon reset dates of the underlying holdings.) Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.
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What is meant by a bond fund`s duration?

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond`s life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond`s life.

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Since duration can be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)
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How is a municipal`s price affected by changes in interest rates?

When interest rates rise, a bond`s price usually falls, and vice versa. In general, the longer a bond`s maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

Table 4  How Interest Rates May Affect Bond Prices
		Price per $1,000 of a Municipal Bond if Interest Rates:
Bond maturity	Coupon	Increase		Decrease
		1 percent	2 percent	1 percent	2 percent
1 year	2.64%	$990	$981	$1,010	$1,020
3 years	2.82	972	945	1,029	1,059
5 years	3.01	955	913	1,047	1,097
10 years	3.57	920	848	1,088	1,184
20 years	4.16	876	772	1,147	1,323
30 years	4.37	852	734	1,188	1,428
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The table reflects yields on AAA rated municipals as of April 30, 2005. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.
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What are the major differences between money market and bond funds?

Price  Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

Maturity  Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

Income  Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

Do money market securities react to changes in interest rates?

Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

With one quick sign-up, you can take advantage of our Electronic Delivery program and begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at troweprice.com for more information today.

Information About Accounts in T. Rowe Price Funds 2

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As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money market funds.
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Pricing Shares and Receiving Sale Proceeds

How and when shares are priced

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The share price (also called "net asset value" or NAV per share) for all funds except the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. (See the following section for information on the Japan Fund.) To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money market funds. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.
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Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If a fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.
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The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.
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How your purchase, sale, or exchange price is determined

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If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m., it will be priced at the next business day`s NAV.
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We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

Japan Fund: Pricing and Transactions

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The Japan Fund`s share price is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, on days when both it and the Tokyo Stock Exchange are open. The fund will not price shares or process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be pro
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cessed the next day the fund computes a NAV. As a result, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.
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The Tokyo Stock Exchange is scheduled to be closed on the following weekdays: In 2005—January 3 and 10; February 11; March 21; April 29; May 3, 4, and 5; July 18; September 19 and 23; October 10; November 3 and 23; December 23. In 2006—January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5; July 17; September 19 and 23; October 9; November 3 and 23; December 23. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.
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How you can receive the proceeds from a sale

When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

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If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.
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Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

If for some reason we cannot accept your request to sell shares, we will contact you.

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Contingent Redemption Fee
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Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the period shown, which reduces the proceeds from such redemptions by the amounts indicated:
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T. Rowe Price Funds With Redemption Fees
Fund name	Redemption fee	Holding period*
Developing Technologies	1%	90 days/3 months
Diversified Small-Cap Growth	1%	90 days/3 months
Emerging Europe & Mediterranean	2%	90 days/3 months
Emerging Markets Bond	2%	90 days/3 months
Emerging Markets Stock	2%	90 days/3 months
Equity Index 500	0.5%	90 days/3 months
European Stock	2%	90 days/3 months
Extended Equity Market Index	0.5%	90 days/3 months
Global Stock	2%	90 days/3 months
High Yield	1%	90 days/3 months
International Bond	2%	90 days/3 months
International Discovery	2%	90 days/3 months
International Equity Index	2%	90 days/3 months
International Growth & Income	2%	90 days/3 months
International Stock	2%	90 days/3 months
Japan	2%	90 days/3 months
Latin America	2%	90 days/3 months
New Asia	2%	90 days/3 months
Real Estate	1%	90 days/3 months
Small-Cap Value	1%	90 days/3 months
Spectrum International	2%	90 days/3 months
Tax-Efficient Balanced	1%	1 year
Tax-Efficient Growth	1%	1 year
Tax-Efficient Multi-Cap Growth	1%	1 year
Total Equity Market Index	0.5%	90 days/3 months
U.S. Bond Index	0.5%	90 days/3 months
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Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. All persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.
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*Computation of holding period
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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold before the end of the required holding period.
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If you purchase shares held directly with T. Rowe Price, the holding period is three months. For example, if you purchase shares on March 1 and redeem before June 1, you will be assessed the redemption fee.
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If you purchase shares through a retirement plan for which T. Rowe Price serves as recordkeeper, the holding period is 90 days. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee.
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If you purchase shares through an intermediary, consult your intermediary to determine how the holding period (for example, 90 days versus three months) will be applied.
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Transactions not subject to redemption fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated systematic withdrawal plan;
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2.Shares redeemed through or used to establish an automated, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares purchased with retirement plan participant and employer contributions at the direction of a retirement plan participant or his or her beneficiary (e.g., payroll and rollover contributions, loan repayments);*
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5.Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to, the following examples:
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a.Death distributions
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b.Hardship withdrawals
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c.Loans
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d.Employment termination withdrawals
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e.Qualified Domestic Relations Orders (QDROs);
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6.Shares redeemed as part of a retirement plan termination or restructuring;
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7.Shares transferred from one retirement plan to another retirement plan in the same fund;*
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8.Shares converted from one share class to another share class of the same fund;*
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9.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees such as fiduciary fees);
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10.Shares purchased by rollover and changes of account registration within the same fund;*
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11.Shares redeemed to return an excess contribution in an IRA account;
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12.Shares purchased by a fund-of-funds product, if approved in writing by T. Rowe Price;
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13.Shares transferred to T. Rowe Price or a third party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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14.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.
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Certain intermediaries may not apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Implementation
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Recordkeepers for retirement plan participants who were not able to implement the redemption fees by January 1, 2005, because of systems limitations and who provided verification to that effect were permitted to delay the implementation of redemption fees. All such recordkeepers were expected to implement the redemption fees by March 31, 2005, implement short-term trading restrictions approved by T. Rowe Price until they have the systems capabilities to assess the fees, or set forth an implementation plan acceptable to T. Rowe Price. Any person purchasing shares through a retirement plan recordkeeper should check with their recordkeeper to determine when purchases will be subject to redemption fees.
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Shares held or purchased prior to January 1, 2005, are subject to the terms for holding periods and early redemption as set forth in the prospectus in effect when the shares were originally purchased. For example, shares of the T. Rowe Price New Asia Fund purchased on December 31, 2004, would be subject to a one-year holding period and 2% redemption fee if sold within one year; shares of the fund purchased on January 3, 2005, would be subject to the new 90-day/three-month holding period and a 2% redemption fee if sold within the 90-day/three-month holding period.
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Useful Information on Distributions and Taxes

All net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

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Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.
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The following table provides details on dividend payments:

Table 5  Dividend Payment Schedule
Fund	Dividends
Money market funds	Purchases received by T. Rowe Price by 12 noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.

Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.
These stock funds only:BalancedDividend GrowthEquity IncomeEquity Index 500Growth & IncomePersonal Strategy BalancedPersonal Strategy IncomeReal Estate	Declared quarterly, if any, in March, June, September, and December.Must be a shareholder on the record date.
Retirement Funds:Retirement IncomeAll others	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the first business day of each month.Declared annually, if any, generally in December.Must be a shareholder on the record date.

Tax-Efficient Balanced	Municipal PortionShares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the last business day of March, June, September, and December.Equity PortionDeclared annually, if any, generally in December.Must be a shareholder on the record date.

Other stock funds	Declared annually, if any, generally in December.Must be a shareholder on the record date.
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Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before 12 noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.
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If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.
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Capital gain payments

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

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Capital gain payments are not expected from money market funds, which are managed to maintain a constant share price.
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A capital gain or loss is the difference between the purchase and sale price of a security.

Tax Information

You will be sent timely information for your tax filing needs.

If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

A fund makes a distribution to your account.

Additional information about certain T. Rowe Price funds is listed below:

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Tax-Free and Municipal Funds
Regular monthly dividends (including those from the state specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January.

Tax-Efficient Balanced Fund
The fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it may qualify to pay tax-exempt dividends, which will be exempt from federal income tax. The fund may not always qualify to pay tax-exempt dividends.The amount of such dividends will be reported to you on your calendar year-end statement.You must report your total tax-exempt income on IRS Form 1040. This information is used by the IRS to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that are subject to tax.

Tax-Efficient Balanced Fund (continued)
A small portion of your income dividend may also be exempt from state and local income taxes.If the fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividends that should be included in your AMT calculation, if any, will be reported to you in January.

Florida Intermediate Tax-Free Fund
Florida does not have a state income tax but does impose an intangibles property tax that applies to shares of mutual funds.A fund organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the tax.If a fund`s portfolio is less than 90% invested in exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and expects that the entire value of all fund shares will be exempt from the intangibles tax.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.

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For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Real Estate Fund or the bond and money funds is expected to qualify for this lower rate.
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For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.
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Taxes on fund redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

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In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."
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To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.
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Taxes on fund distributions

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In January, you will be sent Form 1099-DIV indicating the tax status of any income dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are expected to be tax-exempt.
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The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.
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If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.
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The following table provides additional details on distributions for certain funds:
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Table 6  Taxes on Fund Distributions
Tax-Free and Municipal Funds
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Tax-Efficient Balanced Fund
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Inflation Protected Bond Fund
Inflation adjustments on Treasury inflation-protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.
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Tax consequences of hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Distributions are taxable whether reinvested in additional shares or received in cash.

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Tax effect of buying shares before an income dividend or capital gain distribution
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If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

Following these procedures helps assure timely and accurate transactions.

Purchase Conditions

Nonpayment

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. dollars

All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on immediate redemptions: 10-day hold

If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

Telephone, Tele*Access®, and online account transactions

You may access your account or conduct transactions using the telephone or Tele*Access, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

Redemptions over $250,000

Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

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Excessive and Short-Term Trading
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T. Rowe Price may bar excessive and short-term traders from purchasing shares.
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Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities can seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see "How and when shares are priced"). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.
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All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.
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All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.
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Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict transactions by the underlying shareholder in accordance with the policy.
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The following types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions
(see Information About Your Services); 3) checkwriting redemptions from bond and money funds; and 4) for retirement plan participants, payroll contributions, withdrawals, and loans.
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In addition, transactions in automated nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.
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T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.
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There is no guarantee that T. Rowe Price will detect or prevent excessive or short-term trading.
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Keeping Your Account Open

Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.

Signature Guarantees

A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

You may need to have your signature guaranteed in certain situations, such as:

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Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.
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Remitting redemption proceeds to any person, address, or bank account not on record.

Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Account Maintenance and Small Account Fees

Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds` transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

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Account Maintenance Fee (Index Funds only)  The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.
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More About the Funds 3

Organization and Management

How are the funds organized?

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T. Rowe Price State Tax-Free Income Trust (the "trust"), was organized in 1986 as a Massachusetts business trust. Currently, the trust consists of nine series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.
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Shareholders benefit from T. Rowe Price`s 68 years of investment management experience.
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What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

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Who runs the funds?
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General Oversight

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Each fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the funds` officers. At least 75% of Board members are independent of T. Rowe Price.
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All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price —  specifically by each fund`s portfolio managers.

Portfolio Management

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Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund`s investment program. The members of each advisory committee are listed below. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.
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Money Fund  Joseph K. Lynagh, Chairman, M. Helena Condez, G. Richard Dent, T. Dylan Jones, Konstantine B. Mallas, James M. McDonald, and Edward A. Wiese. Mr. Lynagh has been chairman of the fund`s committee since 2000. He joined T. Rowe Price in 1991 and has been involved in the investment process since 1994.
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Bond Fund  Konstantine B. Mallas, Chairman, Joseph K. Lynagh, Hugh D. McGuirk, Mary J. Miller, Linda A. Murphy, and Timothy G. Taylor. Mr. Mallas has been chairman of the fund`s committee since 2000. He joined T. Rowe Price in 1987 and has been involved in the tax-exempt bond management process since 1991.
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The Management Fee

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This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.
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Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Thereafter
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*Represents a blended group fee rate containing various breakpoints.

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Each fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. At February 28, 2005, the effective annual group fee rate was 0.31%. The individual fund fee is 0.10%.
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Understanding Performance Information

This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

Total Return

This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

Cumulative Total Return

This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

Average Annual Total Return

This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

Yield

The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield—also called the standardized yield—may differ from the dividend yield.

Money funds may advertise a current yield, reflecting the latest seven-day income annualized, and an "effective" yield, which assumes the income has been reinvested in the fund.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

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Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)
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Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of municipal security or instrument (including, for the bond fund, certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Fundamental policy  Each fund is registered as a nondiversified mutual fund. This means that the funds may invest a greater portion of their assets in a single issuer than diversified funds, which may subject the funds to greater risk of price declines. However, because each fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of its total assets are invested in the securities of a single issuer, and with respect to the remaining 50%, not more than 25% of its assets are invested in a single issuer.

Operating policy (money fund)  Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, with respect to 75% of the fund`s total assets, the money fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees.

Municipal Securities

Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond`s face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, which could require reinvestment of the proceeds at lower rates.

There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer`s "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

In purchasing municipals, reliance is placed on the opinion of the issuer`s bond counsel regarding the tax-exempt status of the investment.

Private Activity Bonds and Taxable Securities

While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) is included in the alternative minimum tax (AMT) calculation. However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. For further information, please see Useful Information on Distributions and Taxes —Tax Information.

Fundamental policy  Under normal market conditions, a security will not be purchased if, as a result, less than 80% of fund income would be exempt from federal, New York state, and New York City income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

Operating policy  During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal, New York state, and New York City income taxes.

Operating policy  Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

Municipal Lease Obligations

A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government`s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, an assessment is made of the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

Securities With "Puts"

Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor`s request . This feature enhances a security`s liquidity by shortening its effective maturity and may enable it to trade at a price equal to or very close to par. The money fund typically purchases a significant number of these securities; however, they may also be held by a bond fund. Termination of a put feature prior to exercise would result in holding the longer-term security, which could experience substantially more volatility.

Securities With Credit Enhancements

Fund securities can have the features described below. A fund may rely in whole or in part on a credit enhancement when determining the credit quality, liquidity, or maturity of an investment.

Letters of Credit  Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

Municipal Bond Insurance  This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer`s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

Standby Purchase Agreements  A Standby Purchase Agreement (SPA) is a
liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider`s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Synthetic or Derivative Securities

Derivatives  A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as swaps and structured notes. Investment managers have used derivatives for many years.

Derivatives will be used only if the expected risks and rewards are consistent with fund objectives, policies, and overall risk profile as described in this prospectus. The bond fund uses derivatives in situations in which they may help accomplish the following: hedge against decline in principal value, increase yield, invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment, or adjust portfolio duration.

The bond fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term (over 15-year maturity) investment-grade bond.

Derivatives and synthetics that may be used include:

Interest Rate Futures (bond fund)  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Futures (and options on futures) may be bought or sold for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates; to adjust fund exposure to the municipal bond market; in an effort to protect portfolio value or enhance income; to serve as a cash management tool; and to adjust portfolio duration.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policy  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of fund net asset value.

Residual Interest Bonds (bond fund)  These are a type of potentially high-risk derivative. The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Operating policy  Fund investments in residual interest bonds are limited to 10% of total assets.

Participation Interests  This term covers various types of securities created by converting fixed-rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Swaps (bond fund)  Fund investments may be made in interest rate, index, total return, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return)

earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

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There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase fund exposure to credit risk and could result in losses if we do not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund`s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.
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Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Private Placements

These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

Operating policy  Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% (10% for the money fund) of net assets.

Types of Investment Management Practices

Reserve Position (bond fund)

A certain portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions can consist of shares of one or both T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves (which may not be tax-exempt). Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments; can help in structuring fund weighted average maturity; and can serve as a short-term defense during periods of unusual market volatility.

When-Issued Securities (all funds) and Forwards (bond fund)

New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment usually take place 15  to  45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. Interest is not paid on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

Borrowing Money and Transferring Assets

Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

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Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.
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Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.
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Portfolio Turnover (bond fund)

Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The bond fund`s portfolio turnover rates are shown in the Financial Highlights table.

Sector Concentration

It is possible that 25% or more of fund assets could be invested in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care bonds.

Credit-Quality Considerations

The credit quality of many bond issues is evaluated by rating agencies such as Moody`s and S&P on the basis of the issuer`s ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

Table 7 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

Table 7  Ratings of Municipal Debt Securities
		Moody`sInvestorsService, Inc.	Standard &Poor`sCorporation	FitchIBCA, Inc.	Definition
Long Term	Aaa	AAA	AAA	Highest quality
	Aa	AA	AA	High quality
	A	A	A	Upper-medium grade
	Baa	BBB	BBB	Medium grade
	Moody`s			S&P			Fitch IBCA
Short Term	MIG1/VMIG1	Best quality	SP-1+SP-1	Very strong qualityStrong grade	F-1+F-1	Exceptionally strong qualityVery strong quality
	MIG2/VMIG2	High quality	SP-2	Satisfactory grade	F-2	Good credit quality
CommercialPaper	P-1	Superior quality	A-1+A-1	Extremely strong qualityStrong quality	F-1+F-1	Exceptionally strong qualityVery strong quality
	P-2	Strong quality	A-2	Satisfactory quality	F-2	Good credit quality

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Disclosure of Fund Portfolio Information
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Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, each fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of each fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would be omitted from the list if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the funds. A security will not be omitted from the list for more than one year. Each fund also discloses its largest 10 holdings on troweprice.com seven days after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of each fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. The top 10 list is replaced every six months. A description of each fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.
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Financial Highlights

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Table 8, which provides information about each fund`s financial history, is based on a single share outstanding throughout the periods shown. Each fund`s section of the table is part of the fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the funds` independent registered public accounting firm, PricewaterhouseCoopers LLP.
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Table 8  Financial Highlights
	Year ended February 28
Money Fund	2001	2002	2003	2004 a	2005 b

Net asset value,beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income From Investment Operations
Net investment income	0.034c	0.020c	0.009c	0.005c	0.008c
Net gains or losses on securities (both realized and unrealized)	—	—	—	—	—
Total from investment operations	0.034c	0.020c	0.009c	0.005c	0.008c
Less Distributions
Dividends (from net investment income)	(0.034)	(0.020)	(0.009)	(0.005)	(0.008)
Distributions (fromcapital gains)	—	—	—	—	—
Total distributions	(0.034)	(0.020)	(0.009)	(0.005)	(0.008)
Net asset value,end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	3.44%c	2.02%c	0.88%c	0.51%c	0.79%c
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,274	$114,983	$112,059	$105,796	$120,085
Ratio of expenses to average net assets	0.55%c	0.55%c	0.55%c	0.55%c	0.55%c
Ratio of net income to average net assets	3.39%c	2.01%c	0.88%c	0.52%c	0.79%c
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aYear ended February 29.

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bPer share amounts calculated using average shares outstanding method.
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cExcludes expenses in excess of a 0.55% contractual expense limitation in effect through June 30, 2005.
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Table 8  Financial Highlights (continued)
	Year ended February 28
Bond Fund	2001	2002	2003	2004 a	2005 b

Net asset value,beginning of period	$10.20	$10.96	$11.12	$11.43	$11.63
Income From Investment Operations
Net investment income	0.53	0.52	0.50	0.47	0.47
Net gains or losses on securities (both realized and unrealized)	0.76	0.15	0.31	0.20	(0.23)
Total from investment operations	1.29	0.67	0.81	0.67	0.24
Less Distributions
Dividends (from net investment income)	(0.53)	(0.51)	(0.50)	(0.47)	(0.47)
Distributions (fromcapital gains)	—	—	—	—	—
Total distributions	(0.53)	(0.51)	(0.50)	(0.47)	(0.47)
Net asset value,end of period	$10.96	$11.12	$11.43	$11.63	$11.40
Total return	12.98%	6.27%	7.48%	6.05%	2.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$205,462	$219,004	$231,325	$246,936	$243,376
Ratio of expenses to average net assets	0.56%	0.56%	0.55%	0.55%	0.55%
Ratio of net income to average net assets	5.03%	4.68%	4.47%	4.19%	4.14%
Portfolio turnover rate	36.1%	33.5%	30.0%	28.7%	29.3%
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aYear ended February 29.

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bPer share amounts calculated using average shares outstanding method.
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Investing With T. Rowe Price 4

Account Requirements and Transaction Information

Tax Identification
Number

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We must have your correct Social Security or employer identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.
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Transaction Confirmations

We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases and dividend reinvestments, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

Employer-Sponsored Retirement Plans and Institutional Accounts

T. Rowe Price
Trust Company
1-800-492-7670

Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check, cash, or traveler`s checks.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

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When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable documents.
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We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)
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Account Registration

If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address below:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

By Wire

Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
Receiving Bank ABA#:  043000096
Beneficiary:  T. Rowe Price [fund name]
Beneficiary Account:  1004397951
Originator to Beneficiary Information (OBI):
name of owner(s) and account number

In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person

Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

Purchasing Additional Shares

$100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and gifts or transfers to minors (UGMA/UTMA) accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

By ACH Transfer

Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire

Call Shareholder Services or use the wire instructions listed in Opening a New Account.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

(For mail via private carriers and overnight services, see previous section.)

By Automatic
Asset Builder

Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

Exchanging and Redeeming Shares

Exchange Service

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You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive Trading.
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Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

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Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.
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For redemptions by check or electronic transfer, please see Information About Your Services.

By Phone

Call Shareholder Services

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If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail.
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By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:

via U.S. Postal Service

T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services

T. Rowe Price Trust Company
Mailcode 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Funds

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T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.
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These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

information about your Services

Shareholder Services
1-800-225-5132

Investor Services
1-800-638-5660

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

Investing for College Expenses

We can help you save for future college expenses on a tax-advantaged basis.

Education Savings Accounts (ESAs) (formerly known as Education IRAs)

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Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.
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529 Plans

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T. Rowe Price offers three 529 plans: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are currently federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price College Savings Plan (national plan), call 1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call 1-866-277-1005.
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Automated Services

Tele*Access
1-800-638-2587
24 hours, 7 days

Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

Web Address
troweprice.com

Online Account Access

You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online®, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line
1-800-401-3279

This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

By Telephone and
In Person

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers

By ACH

With no charges to pay, you can move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire

Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing

Automatic Asset Builder

You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange

You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

t. ROWE PRICE Brokerage

To Open an Account
1-800-638-5660

For Existing
Brokerage Customers
1-800-225-7720

Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. For stock trades entered through Tele-Trader, you will pay a commission of $35 for up to 1,000 shares plus $.02 for each share over 1,000. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage or Tele-Trader save you 10% over our standard com mission schedule. All trades are subject to a $40 minimum commission except stock trades placed through Account Access-Brokerage and Tele-Trader. All limit and stop orders entered, regardless of order entry means, are subject to a $5 order handling fee assessed upon execution.

Investor Information

A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

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If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.
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*Services vary by firm.

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

Investment Information

To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

Shareholder Reports

Fund managers` annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report

A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights

Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

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You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.
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We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.
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We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.
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___________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

 For mutual fund or T. Rowe Price Brokerage information

Investor Services

1-800-638-5660

For existing accounts

Shareholder Services

1-800-225-5132

For the hearing impaired

1-800-367-0763

For performance, prices,
account information, or
to conduct transactions

Tele*Access®

24 hours, 7 days
1-800-638-2587

Internet address

troweprice.com

Plan Account Line

For retirement plan
investors: The
appropriate 800
number appears on your retirement account statement.

A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
1-800-638-5660. These documents are also available at troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

Investor Centers

For directions, call
1-800-225-5132 or
visit our Web site

Baltimore Area

Downtown

105 East Lombard Street

Owings Mills

Three Financial Center
4515 Painters Mill Road

Boston Area

386 Washington Street
Wellesley

Chicago Area

1900 Spring Road
Suite 104
Oak Brook

Colorado Springs

2260 Briargate Parkway

Los Angeles Area

Warner Center
21800 Oxnard Street
Suite 270
Woodland Hills

New Jersey/New York Area

51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area

1990 N. California Boulevard
Suite 100
Walnut Creek

Tampa

4211 W. Boy Scout Boulevard
8th Floor

Washington, D.C. Area

Downtown

900 17th Street, N.W.
Farragut Square

Tysons Corner

1600 Tysons Boulevard
Suite 150

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C04-040 7/1/05
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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

1940 Act File No. 811-4521

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July 1, 2005
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Prospectus

T. Rowe Price

Virginia Tax-Free Bond Fund

A long-term bond fund seeking income exempt from federal and Virginia state income taxes.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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1	About the Fund
	Objective, Strategy, Risks, and Expenses	1
	Other Information About the Fund	6
	Some Characteristics of Municipal Securities	8
	Some Basics of Fixed-Income Investing	9

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	12
	Useful Information on Distributions and Taxes	18
	Transaction Procedures and Special Requirements	24
	Account Maintenance and Small Account Fees	27

3	More About the Fund
	Organization and Management	28
	Understanding Performance Information	30
	Investment Policies and Practices	31
	Disclosure of Fund Portfolio Information	38
	Financial Highlights	39

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	41
	Opening a New Account	42
	Purchasing Additional Shares	44
	Exchanging and Redeeming Shares	44
	Rights Reserved by the Funds	46
	Information About Your Services	47
	T. Rowe Price Brokerage	50
	Investment Information	51
	T. Rowe Price Privacy Policy	52
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T. Rowe Price State Tax-Free Income Trust

Virginia Tax-Free Bond Fund

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 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates managed $235.9 billion, including $9.6 billion in municipal fixed-income assets, for more than nine million individual and institutional investor accounts as of March 31, 2005. T. Rowe Price is the fund`s investment manager.
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 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

About the Fund 1

objective, strategy, risks, and expenses

What is the fund`s objective?

The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.

What is the fund`s principal investment strategy?

The fund will invest so that, under normal market conditions, at least 80% of its net assets are invested in bonds that pay interest exempt from federal and Virginia state income tax, and at least 80% of the fund`s income is exempt from federal and Virginia state income taxes. The fund`s weighted average maturity is expected to exceed 15 years but may be less than that when, in the judgment of the portfolio manager, a shorter weighted average maturity is in the best interest of the fund.

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The fund will generally purchase investment-grade securities, which means their ratings are within the four highest credit categories (AAA, AA, A, BBB, or equivalent) as determined by a national rating organization or, if unrated, deemed to be of comparable quality by T. Rowe Price. The fund may occasionally purchase below investment-grade securities (including those with the lowest or no rating), but no such purchase will be made if it would cause the fund`s noninvestment-grade bonds to exceed 5% of its net assets.
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Investment decisions reflect the manager`s outlook for interest rates and the economy, as well as the prices and yields of various securities. This approach is designed to help the manager capture appreciation opportunities when rates are falling and reduce the impact of falling prices when rates are rising. For example, if we expect rates to fall, we may buy longer-term securities to provide higher yield and greater appreciation potential. Conversely, shorter-term maturities may be favored if rates are expected to rise. And if our economic outlook is positive, we may take advantage of the fund`s 5% "basket" for noninvestment-grade bonds. From time to time, the fund may invest a significant portion of its assets in municipal bonds of certain sectors with special risks, such as hospital, electric utility, or private activity bonds. The fund may sell holdings for a variety of reasons, such as to adjust average maturity or quality or to shift assets into higher-yielding securities.

The fund sometimes invests in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) that are exempt from federal and Virginia state income taxes. These securities are generally purchased when they offer a comparably attractive combination of risk and return.

Due to seasonal variations in the supply of suitable Virginia securities, the fund may invest in municipals whose interest is exempt from federal but not Virginia state income taxes. Every effort will be made to minimize such investments, but they could compose up to 10% of the fund`s annual income.

While most assets will be invested in municipal securities, other securities may also be purchased, including derivatives such as futures and swaps, in keeping with fund objectives.

Income from Virginia municipal securities is exempt from federal and Virginia state income taxes.

What are the main risks of investing in the fund?

Any of the following could cause a decline in your fund`s price or income.

Interest rate risk  This risk refers to the decline in bond prices that accompanies a rise in the overall level of interest rates. (Bond prices and interest rates move in opposite directions.) Generally, the longer the maturity of a fund or security, the greater its interest rate risk.

While a rise in rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be "called," or redeemed before maturity, and that the proceeds may be reinvested in lower-yielding securities.

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Credit risk  This risk is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.
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As of May 24, 2005, the Commonwealth of Virginia was rated Aaa by Moody`s and AAA by Standard & Poor`s (S&P) and Fitch. All three rating agencies maintain stable outlooks.
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The fund may invest a significant portion of assets in securities that are not general obligations of the state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state`s general obligations.

While generally considered to be of medium quality, securities in the BBB category may be more susceptible to adverse economic or investing conditions, and some BBB securities have speculative characteristics. We may retain a security whose credit quality is downgraded after purchase.

Significant political and economic developments within a state may have direct and indirect repercussions on virtually all municipal bonds issued in the state.

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Nondiversified risk  Because it is nondiversified, the fund can invest more of its assets in a smaller number of issuers than diversified funds. Concentrating investments could result in greater potential losses than for funds investing in a broader variety of issues.
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Geographical risk  A fund investing within a single state is, by definition, less diversified geographically than one investing across many states and, therefore, has greater exposure to adverse economic and political changes within that state.

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Political risk  This risk is the chance that a significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.
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Other risks  Bonds of certain sectors have special risks. For example, the health care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private activity bonds are not government-backed.

Fund investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial federal assistance and favorable tax programs that have recently become subject to phaseout by Congress.

Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee the fund will achieve its objective.

The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.

How can I tell if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If you can accept the possibility of share price declines in an effort to achieve income exempt from federal and Virginia state income taxes, the fund could be an appropriate part of your overall investment strategy. If you are investing for principal stability and liquidity, you should consider a money market fund.

The fund is inappropriate for tax-deferred accounts, such as IRAs.

The fund should not represent your complete investment program or be used for short-term trading purposes.

How has the fund performed in the past?

The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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The fund`s return for the three months ended 3/31/05 was -0.17%.
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Table 1  Average Annual Total Returns
	Periods ended December 31, 2004
	1 year	5 years	10 years
Virginia Tax-Free Bond Fund
Returns before taxes	4.03%	7.07%	6.70%
Returns after taxes on distributions	4.03	7.05	6.67
Returns after taxes on distributions and sale of fund shares	4.11	6.77	6.50
Lehman Brothers Municipal Bond Index	4.48	7.20	7.06
Lipper Virginia Municipal Debt Funds Average	3.52	6.20	6.20
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Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Lehman Brothers Municipal Bond Index is an unmanaged index that tracks municipal debt instruments.

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What fees and expenses will I pay?
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The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.41%
Other expenses	0.10%
Total annual fund operating expenses	0.51%
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*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

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1 year	3 years	5 years	10 years
$52	$164	$285	$640
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other INFORMATION about the fund

What are the fund`s potential rewards?

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The regular income dividends you receive from the fund should be exempt from federal income taxes and also from Virginia state taxes for shareholders who live in Virginia.
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How does the portfolio manager try to reduce risk?

Consistent with the fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

Diversification of assets to reduce the impact of a single holding or sector on the fund`s net asset value.

Thorough credit research by our own analysts.

Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund`s sensitivity to interest rate changes.

What is the credit quality of Virginia general obligations?

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As of May 24, 2005, Virginia`s debt was rated Aaa by Moody`s and AAA by S&P and Fitch. The Virginia constitution limits the issuance of general obligation debt to 1.15 times average tax revenues for the past three fiscal years. Additional restrictions are imposed for bonds issued for certain other purposes. The state has substantial capacity to issue additional debt within these limits.
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Credit ratings and the financial and economic conditions of the state and local governments, public authorities, or others in which the fund may invest are subject to change at any time.

What about the quality of the fund`s other holdings?

In addition to the state`s general obligations, the fund will invest a significant portion of assets in bonds that are rated according to the issuer`s individual creditworthiness, such as bonds of local governments and public authorities. While local governments in Virginia depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.

Certain fund holdings do not rely on any government for money to service their debt. Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams. The credit quality of these "revenue" bonds may vary from that of the state`s general obligations.

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As of May 23, 2005, the Commonwealth of Puerto Rico`s general obligation credit ratings were Baa2 by Moody`s and A- by S&P. Fitch does not rate the Commonwealth. S&P`s outlook on Puerto Rico continues to be negative due to concerns over the budgetary imbalance, particularly its use of one-time revenues; structurally high unemployment; and a large and increasing debt burden, especially when the unfunded pension liabilities are included. Moody`s revised its outlook to negative in September 2004 and then lowered the rating to Baa2 on May 19, 2005, due to continuing deterioration in the financial condition of the Commonwealth`s General Fund, a significant decline in the Government Development Bank`s net liquidity position, a significant increase in the Commonwealth`s outstanding tax-supported debt, and large and growing unfunded pension liabilities. Moody`s outlook continues to be negative. A negative outlook means that a downgrade is possible within a one- to three-year time frame, although downgrades can occur at any time.
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Is there other information I can review before making a decision?

Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

Some characteristics of municipal securities

Who issues municipal securities?

State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.

Who buys municipal securities?

Individuals are the primary investors and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.

What is tax-free about municipals and municipal funds?

The regular income dividends you receive should be exempt from regular federal income taxes. These dividends should also be exempt from your state and local income taxes (if any). However, fund capital gain distributions are taxable to you. (Please see Useful Information on Distributions and Taxes —Taxes on Fund Distributions.)

Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

Is interest income from municipal issues always exempt from federal taxes?

No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Normally, the fund will not purchase a security if, as a result, more than 20% of the fund`s income would be subject to the AMT. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Useful Information on Distributions and Taxes —Tax Information.)

Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, it might have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.

Why are yields on municipals usually below those on otherwise comparable taxable securities?

Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.

How can I tell if a tax-free or taxable fund is suitable for me?

The primary factor is your expected federal income tax rate, but state and local rates are also important. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund`s tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund`s yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields based on federal tax rates only. If your state and local income tax rates were included, the taxable-equivalent yields would be higher.

Table 3  Taxable-Equivalent Yields
If your	A tax-free yield of
federal tax	1%	2%	3%	4%	5%	6%	7%
rate is:	equals a taxable yield of:
25%	1.3%	2.7%	4.0%	5.3%	6.7%	8.0%	9.3%
28%	1.4	2.8	4.2	5.6	6.9	8.3	9.7
33%	1.5	3.0	4.5	6.0	7.5	9.0	10.5
35%	1.5	3.1	4.6	6.2	7.7	9.2	10.8

some basics of Fixed-Income investing

Is a fund`s yield fixed or will it vary?

It will vary. The yield is calculated every day by dividing a fund`s net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund`s yield will also vary. (Although money fund prices are stable, income is variable.)

Is yield the same as total return?

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No. A fund`s yield is the annualized dividends earned for a given period (typically 30 days for bond funds), divided by the share price at the end of the period. A fund`s total return includes distributions from income and capital gains and the change in share price for a given period.
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What is credit quality and how does it affect yield?

Credit quality refers to a bond issuer`s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

What is meant by a bond fund`s maturity?

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Every bond has a stated maturity date when the issuer must repay the bond`s entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before the stated maturity date. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond`s "effective maturity" is usually its nearest call date.
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A bond fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond`s maturity "weighted" by the percentage of fund assets it represents. (The fund`s average effective maturity is calculated by reference to the nearest call dates or coupon reset dates of the underlying holdings.) Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.
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What is meant by a bond fund`s duration?

Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond`s life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond`s life.

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Since duration can be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)
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How is a municipal`s price affected by changes in interest rates?

When interest rates rise, a bond`s price usually falls, and vice versa. In general, the longer a bond`s maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

Table 4  How Interest Rates May Affect Bond Prices
		Price per $1,000 of a Municipal Bond if Interest Rates:
Bond maturity	Coupon	Increase		Decrease
		1 percent	2 percent	1 percent	2 percent
1 year	2.64%	$990	$981	$1,010	$1,020
3 years	2.82	972	945	1,029	1,059
5 years	3.01	955	913	1,047	1,097
10 years	3.57	920	848	1,088	1,184
20 years	4.16	876	772	1,147	1,323
30 years	4.37	852	734	1,188	1,428
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The table reflects yields on AAA rated municipals as of April 30, 2005. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.
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What are the major differences between money market and bond funds?

Price  Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

Maturity  Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

Income  Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.

With one quick sign-up, you can take advantage of our Electronic Delivery program and begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at troweprice.com for more information today.

Information About Accounts in T. Rowe Price Funds 2

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As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money market funds.
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Pricing Shares and Receiving Sale Proceeds

How and when shares are priced

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The share price (also called "net asset value" or NAV per share) for all funds except the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. (See the following section for information on the Japan Fund.) To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money market funds. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.
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Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If a fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.
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The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.
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How your purchase, sale, or exchange price is determined

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If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m., it will be priced at the next business day`s NAV.
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We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

Japan Fund: Pricing and Transactions

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The Japan Fund`s share price is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, on days when both it and the Tokyo Stock Exchange are open. The fund will not price shares or process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be pro
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cessed the next day the fund computes a NAV. As a result, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.
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The Tokyo Stock Exchange is scheduled to be closed on the following weekdays: In 2005—January 3 and 10; February 11; March 21; April 29; May 3, 4, and 5; July 18; September 19 and 23; October 10; November 3 and 23; December 23. In 2006—January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5; July 17; September 19 and 23; October 9; November 3 and 23; December 23. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.
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How you can receive the proceeds from a sale

When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

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If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.
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Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

If for some reason we cannot accept your request to sell shares, we will contact you.

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Contingent Redemption Fee
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Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the period shown, which reduces the proceeds from such redemptions by the amounts indicated:
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T. Rowe Price Funds With Redemption Fees
Fund name	Redemption fee	Holding period*
Developing Technologies	1%	90 days/3 months
Diversified Small-Cap Growth	1%	90 days/3 months
Emerging Europe & Mediterranean	2%	90 days/3 months
Emerging Markets Bond	2%	90 days/3 months
Emerging Markets Stock	2%	90 days/3 months
Equity Index 500	0.5%	90 days/3 months
European Stock	2%	90 days/3 months
Extended Equity Market Index	0.5%	90 days/3 months
Global Stock	2%	90 days/3 months
High Yield	1%	90 days/3 months
International Bond	2%	90 days/3 months
International Discovery	2%	90 days/3 months
International Equity Index	2%	90 days/3 months
International Growth & Income	2%	90 days/3 months
International Stock	2%	90 days/3 months
Japan	2%	90 days/3 months
Latin America	2%	90 days/3 months
New Asia	2%	90 days/3 months
Real Estate	1%	90 days/3 months
Small-Cap Value	1%	90 days/3 months
Spectrum International	2%	90 days/3 months
Tax-Efficient Balanced	1%	1 year
Tax-Efficient Growth	1%	1 year
Tax-Efficient Multi-Cap Growth	1%	1 year
Total Equity Market Index	0.5%	90 days/3 months
U.S. Bond Index	0.5%	90 days/3 months
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Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. All persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.
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*Computation of holding period
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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold before the end of the required holding period.
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If you purchase shares held directly with T. Rowe Price, the holding period is three months. For example, if you purchase shares on March 1 and redeem before June 1, you will be assessed the redemption fee.
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If you purchase shares through a retirement plan for which T. Rowe Price serves as recordkeeper, the holding period is 90 days. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee.
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If you purchase shares through an intermediary, consult your intermediary to determine how the holding period (for example, 90 days versus three months) will be applied.
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Transactions not subject to redemption fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated systematic withdrawal plan;
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2.Shares redeemed through or used to establish an automated, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares purchased with retirement plan participant and employer contributions at the direction of a retirement plan participant or his or her beneficiary (e.g., payroll and rollover contributions, loan repayments);*
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5.Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to, the following examples:
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a.Death distributions
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b.Hardship withdrawals
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c.Loans
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d.Employment termination withdrawals
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e.Qualified Domestic Relations Orders (QDROs);
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6.Shares redeemed as part of a retirement plan termination or restructuring;
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7.Shares transferred from one retirement plan to another retirement plan in the same fund;*
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8.Shares converted from one share class to another share class of the same fund;*
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9.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees such as fiduciary fees);
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10.Shares purchased by rollover and changes of account registration within the same fund;*
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11.Shares redeemed to return an excess contribution in an IRA account;
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12.Shares purchased by a fund-of-funds product, if approved in writing by T. Rowe Price;
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13.Shares transferred to T. Rowe Price or a third party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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14.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.
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Certain intermediaries may not apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Implementation
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Recordkeepers for retirement plan participants who were not able to implement the redemption fees by January 1, 2005, because of systems limitations and who provided verification to that effect were permitted to delay the implementation of redemption fees. All such recordkeepers were expected to implement the redemption fees by March 31, 2005, implement short-term trading restrictions approved by T. Rowe Price until they have the systems capabilities to assess the fees, or set forth an implementation plan acceptable to T. Rowe Price. Any person purchasing shares through a retirement plan recordkeeper should check with their recordkeeper to determine when purchases will be subject to redemption fees.
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Shares held or purchased prior to January 1, 2005, are subject to the terms for holding periods and early redemption as set forth in the prospectus in effect when the shares were originally purchased. For example, shares of the T. Rowe Price New Asia Fund purchased on December 31, 2004, would be subject to a one-year holding period and 2% redemption fee if sold within one year; shares of the fund purchased on January 3, 2005, would be subject to the new 90-day/three-month holding period and a 2% redemption fee if sold within the 90-day/three-month holding period.
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Useful Information on Distributions and Taxes

All net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

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Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.
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The following table provides details on dividend payments:

Table 5  Dividend Payment Schedule
Fund	Dividends
Money market funds	Purchases received by T. Rowe Price by 12 noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.

Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.
These stock funds only:BalancedDividend GrowthEquity IncomeEquity Index 500Growth & IncomePersonal Strategy BalancedPersonal Strategy IncomeReal Estate	Declared quarterly, if any, in March, June, September, and December.Must be a shareholder on the record date.
Retirement Funds:Retirement IncomeAll others	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the first business day of each month.Declared annually, if any, generally in December.Must be a shareholder on the record date.

Tax-Efficient Balanced	Municipal PortionShares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the last business day of March, June, September, and December.Equity PortionDeclared annually, if any, generally in December.Must be a shareholder on the record date.

Other stock funds	Declared annually, if any, generally in December.Must be a shareholder on the record date.
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Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before 12 noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.
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If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.
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Capital gain payments

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

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Capital gain payments are not expected from money market funds, which are managed to maintain a constant share price.
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A capital gain or loss is the difference between the purchase and sale price of a security.

Tax Information

You will be sent timely information for your tax filing needs.

If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

A fund makes a distribution to your account.

Additional information about certain T. Rowe Price funds is listed below:

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Tax-Free and Municipal Funds
Regular monthly dividends (including those from the state specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January.

Tax-Efficient Balanced Fund
The fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it may qualify to pay tax-exempt dividends, which will be exempt from federal income tax. The fund may not always qualify to pay tax-exempt dividends.The amount of such dividends will be reported to you on your calendar year-end statement.You must report your total tax-exempt income on IRS Form 1040. This information is used by the IRS to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that are subject to tax.

Tax-Efficient Balanced Fund (continued)
A small portion of your income dividend may also be exempt from state and local income taxes.If the fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividends that should be included in your AMT calculation, if any, will be reported to you in January.

Florida Intermediate Tax-Free Fund
Florida does not have a state income tax but does impose an intangibles property tax that applies to shares of mutual funds.A fund organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the tax.If a fund`s portfolio is less than 90% invested in exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and expects that the entire value of all fund shares will be exempt from the intangibles tax.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.

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For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Real Estate Fund or the bond and money funds is expected to qualify for this lower rate.
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For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.
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Taxes on fund redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

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In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."
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To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.
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Taxes on fund distributions

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In January, you will be sent Form 1099-DIV indicating the tax status of any income dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are expected to be tax-exempt.
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The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.
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If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.
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The following table provides additional details on distributions for certain funds:
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Table 6  Taxes on Fund Distributions
Tax-Free and Municipal Funds
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Tax-Efficient Balanced Fund
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Inflation Protected Bond Fund
Inflation adjustments on Treasury inflation-protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.
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Tax consequences of hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Distributions are taxable whether reinvested in additional shares or received in cash.

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Tax effect of buying shares before an income dividend or capital gain distribution
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If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

Following these procedures helps assure timely and accurate transactions.

Purchase Conditions

Nonpayment

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. dollars

All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on immediate redemptions: 10-day hold

If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

Telephone, Tele*Access®, and online account transactions

You may access your account or conduct transactions using the telephone or Tele*Access, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

Redemptions over $250,000

Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

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Excessive and Short-Term Trading
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T. Rowe Price may bar excessive and short-term traders from purchasing shares.
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Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities can seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see "How and when shares are priced"). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.
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All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.
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All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.
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Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict transactions by the underlying shareholder in accordance with the policy.
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The following types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions
(see Information About Your Services); 3) checkwriting redemptions from bond and money funds; and 4) for retirement plan participants, payroll contributions, withdrawals, and loans.
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In addition, transactions in automated nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.
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T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.
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There is no guarantee that T. Rowe Price will detect or prevent excessive or short-term trading.
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Keeping Your Account Open

Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.

Signature Guarantees

A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

You may need to have your signature guaranteed in certain situations, such as:

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Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.
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Remitting redemption proceeds to any person, address, or bank account not on record.

Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Account Maintenance and Small Account Fees

Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds` transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

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Account Maintenance Fee (Index Funds only)  The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.
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More About the Fund 3

Organization and Management

How is the fund organized?

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T. Rowe Price State Tax-Free Income Trust (the "trust"), was organized in 1986 as a Massachusetts business trust. Currently, the trust consists of nine series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.
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Shareholders benefit from T. Rowe Price`s 68 years of investment management experience.
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What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

Who runs the fund?

General Oversight

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The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price.
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All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price —  specifically by the fund`s portfolio managers.

Portfolio Management

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The fund has an Investment Advisory Committee with the following members: Hugh D. McGuirk, Chairman, Jonathan M. Chirunga, Philip J. Kligman, Konstantine B. Mallas, Mary J. Miller, Linda A. Murphy, and Timothy G. Taylor. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. Mr. McGuirk has been chairman of the fund`s committee since 1997. He joined T. Rowe Price in 1993 and has been managing investments since 1997. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.
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The Management Fee

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This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds
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(except the Spectrum Funds, Retirement Funds, Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.
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Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Thereafter
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*Represents a blended group fee rate containing various breakpoints.

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The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. At February 28, 2005, the effective annual group fee rate was 0.31%. The individual fund fee is 0.10%.
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Understanding Performance Information

This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

Total Return

This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

Cumulative Total Return

This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

Average Annual Total Return

This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

Yield

The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield—also called the standardized yield—may differ from the dividend yield.

Money funds may advertise a current yield, reflecting the latest seven-day income annualized, and an "effective" yield, which assumes the income has been reinvested in the fund.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

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Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)
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Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Fundamental policy  The fund is registered as a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in a single issuer than a diversified fund, which may subject the fund to greater risk of price declines. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, it must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, not more than 5% of its total assets are invested in the securities of a single issuer, and with respect to the remaining 50%, not more than 25% of its assets are invested in a single issuer.

Municipal Securities

Fund assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond`s face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, which could require reinvestment of the proceeds at lower rates.

There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer`s "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

In purchasing municipals, reliance is placed on the opinion of the issuer`s bond counsel regarding the tax-exempt status of the investment.

Private Activity Bonds and Taxable Securities

While income from most municipals is exempt from federal income taxes, the income from certain types of private activity bonds (a type of revenue bond) is included in the alternative minimum tax (AMT) calculation. However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. For further information, please see Useful Information on Distributions and Taxes —Tax Information.

Fundamental policy  Under normal market conditions, a security will not be purchased if, as a result, less than 80% of fund income would be exempt from federal and Virginia state income taxes. Up to 20% of fund income could be derived from securities subject to the alternative minimum tax.

Operating policy  During periods of abnormal market conditions, for temporary defensive purposes, there is no limit on fund investments in high-quality, short-term securities whose income is subject to federal and Virginia state income taxes.

Operating policy  Industrial development bonds are a special type of private activity bond permitted under IRS guidelines and are typically backed by a corporate obligor to finance projects benefiting the public. Fund investments in industrial development bonds related to the same industry (such as solid waste, nuclear utility, or airlines) are limited to 25% of total assets. Bonds which are refunded with escrowed U.S. government securities or subject to certain types of guarantees are not subject to the 25% limitation.

In addition to general obligation and revenue bonds, fund investments may include, but are not limited to, the following types of securities:

Municipal Lease Obligations

A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government`s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, an assessment is made of the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. Fund purchases of unrated lease obligations may also be made.

Securities With "Puts"

Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor`s request . This feature enhances a security`s liquidity by shortening its effective maturity and may enable it to trade at a price equal to or very close to par. Termination of a put feature prior to exercise would result in holding the longer-term security, which could experience substantially more volatility.

Securities With Credit Enhancements

Fund securities can have the features described below. A fund may rely in whole or in part on a credit enhancement when determining the credit quality, liquidity, or maturity of an investment.

Letters of Credit  Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

Municipal Bond Insurance  This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer`s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

Standby Purchase Agreements  A Standby Purchase Agreement (SPA) is a
liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider`s obligations under the SPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Synthetic or Derivative Securities

Derivatives  A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as swaps and structured notes. Investment managers have used derivatives for many years.

Derivatives will be used only if the expected risks and rewards are consistent with fund objectives, policies, and overall risk profile as described in this prospectus. The fund uses derivatives in situations in which they may help accomplish the following: hedge against decline in principal value, increase yield, invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment, or adjust portfolio duration.

The fund will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of a long-term (over 15-year maturity) investment-grade bond.

Derivatives and synthetics that may be used include:

Interest Rate Futures  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Futures (and options on futures) may be bought or sold for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates; to adjust fund exposure to the municipal bond market; in an effort to protect portfolio value or enhance income; to serve as a cash management tool; and to adjust portfolio duration.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policy  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of fund net asset value.

Residual Interest Bonds  These are a type of potentially high-risk derivative. The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

Operating policy  Fund investments in residual interest bonds are limited to 10% of total assets.

Participation Interests  This term covers various types of securities created by converting fixed-rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Fund investments will be made only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on fund investments in these securities.

Swaps  Fund investments may be made in interest rate, index, total return, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

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There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps can increase fund exposure to credit risk and could result in losses if we do not correctly evaluate the creditworthiness of the company on which the
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credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed a fund`s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out a fund`s investment at a reasonable price, which could turn an expected gain into a loss.
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Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Private Placements

These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

Operating policy  Fund investments in illiquid securities, including unmarketable private placements, are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in short-term, tax-exempt money market securities maturing in one year or less. Fund reserve positions can consist of shares of one or both T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, there is no limit on fund investments in money market reserves (which may not be tax-exempt). Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments; can help in structuring fund weighted average maturity; and can serve as a short-term defense during periods of unusual market volatility.

When-Issued Securities and Forwards

New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment usually take place 15  to  45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. Interest is not paid on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

Borrowing Money and Transferring Assets

Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

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Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.
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Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.
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Portfolio Turnover

Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

Sector Concentration

It is possible that 25% or more of fund assets could be invested in municipal securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care bonds.

Credit-Quality Considerations

The credit quality of many bond issues is evaluated by rating agencies such as Moody`s and S&P on the basis of the issuer`s ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all fund holdings, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

Table 7 shows the rating scale used by the major rating agencies. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

Table 7  Ratings of Municipal Debt Securities
		Moody`sInvestorsService, Inc.	Standard &Poor`sCorporation	FitchIBCA, Inc.	Definition
Long Term	Aaa	AAA	AAA	Highest quality
	Aa	AA	AA	High quality
	A	A	A	Upper-medium grade
	Baa	BBB	BBB	Medium grade
	Moody`s			S&P			Fitch IBCA
Short Term	MIG1/VMIG1	Best quality	SP-1+SP-1	Very strong qualityStrong grade	F-1+F-1	Exceptionally strong qualityVery strong quality
	MIG2/VMIG2	High quality	SP-2	Satisfactory grade	F-2	Good credit quality
CommercialPaper	P-1	Superior quality	A-1+A-1	Extremely strong qualityStrong quality	F-1+F-1	Exceptionally strong qualityVery strong quality
	P-2	Strong quality	A-2	Satisfactory quality	F-2	Good credit quality

Disclosure of Fund Portfolio Information

The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders, and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would be omitted from the list if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be omitted from the list for more than one year. The fund also discloses its largest 10 holdings on troweprice.com seven days after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. The top 10 list is replaced every six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

Financial Highlights

Table 8, which provides information about the fund`s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Table 8  Financial Highlights
	Year ended February 28
	2001	2002	2003	2004a	2005b

Net asset value,beginning of period	$10.55	$11.26	$11.43	$11.80	$11.96
Income From Investment Operations
Net investment income	0.56	0.53	0.52	0.49	0.49
Net gains or losses on securities (both realized and unrealized)	0.71	0.17	0.37	0.21	(0.21)
Total from investment operations	1.27	0.70	0.89	0.70	0.28
Less Distributions
Dividends (from net investment income)	(0.56)	(0.53)	(0.52)	(0.49)	(0.49)
Distributions (fromcapital gains)	—	—	—	(0.05)	—
Total distributions	(0.56)	(0.53)	(0.52)	(0.54)	(0.49)
Net asset value,end of period	$11.26	$11.43	$11.80	$11.96	$11.75
Total return	12.30%	6.40%	7.94%	6.10%	2.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$318,387	$361,819	$406,811	$425,000	$441,924
Ratio of expenses to average net assets	0.54%	0.53%	0.52%	0.52%	0.51%
Ratio of net income to average net assets	5.10%	4.73%	4.49%	4.19%	4.22%
Portfolio turnover rate	38.1%	47.1%	33.5%	29.2%	26.5%

aYear ended February 29.

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bPer share amounts calculated using average shares outstanding method.

Investing With T. Rowe Price 4

Account Requirements and Transaction Information

Tax Identification
Number

We must have your correct Social Security or employer identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.

Transaction Confirmations

We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases and dividend reinvestments, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

Employer-Sponsored Retirement Plans and Institutional Accounts

T. Rowe Price
Trust Company
1-800-492-7670

Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check, cash, or traveler`s checks.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable documents.

We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

Account Registration

If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address below:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

By Wire

Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
Receiving Bank ABA#:  043000096
Beneficiary:  T. Rowe Price [fund name]
Beneficiary Account:  1004397951
Originator to Beneficiary Information (OBI):
name of owner(s) and account number

In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

By Exchange

Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person

Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

Purchasing Additional Shares

$100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and gifts or transfers to minors (UGMA/UTMA) accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

By ACH Transfer

Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire

Call Shareholder Services or use the wire instructions listed in Opening a New Account.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

(For mail via private carriers and overnight services, see previous section.)

By Automatic
Asset Builder

Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

Exchanging and Redeeming Shares

Exchange Service

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You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive Trading.

Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

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Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

For redemptions by check or electronic transfer, please see Information About Your Services.

By Phone

Call Shareholder Services

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If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail.

By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:

via U.S. Postal Service

T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services

T. Rowe Price Trust Company
Mailcode 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Funds

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T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

information about your Services

Shareholder Services
1-800-225-5132

Investor Services
1-800-638-5660

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

Investing for College Expenses

We can help you save for future college expenses on a tax-advantaged basis.

Education Savings Accounts (ESAs) (formerly known as Education IRAs)

Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.

529 Plans

T. Rowe Price offers three 529 plans: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are currently federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price College Savings Plan (national plan), call 1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call 1-866-277-1005.

Automated Services

Tele*Access
1-800-638-2587
24 hours, 7 days

Tele*Access

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

Web Address
troweprice.com

Online Account Access

You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online®, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line
1-800-401-3279

This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

By Telephone and
In Person

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers

By ACH

With no charges to pay, you can move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire

Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing

Automatic Asset Builder

You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange

You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

t. ROWE PRICE Brokerage

To Open an Account
1-800-638-5660

For Existing
Brokerage Customers
1-800-225-7720

Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. For stock trades entered through Tele-Trader, you will pay a commission of $35 for up to 1,000 shares plus $.02 for each share over 1,000. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage or Tele-Trader save you 10% over our standard com mission schedule. All trades are subject to a $40 minimum commission except stock trades placed through Account Access-Brokerage and Tele-Trader. All limit and stop orders entered, regardless of order entry means, are subject to a $5 order handling fee assessed upon execution.

Investor Information

A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.

*Services vary by firm.

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

Investment Information

To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

Shareholder Reports

Fund managers` annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report

A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights

Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

___________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

 For mutual fund or T. Rowe Price Brokerage information

Investor Services

1-800-638-5660

For existing accounts

Shareholder Services

1-800-225-5132

For the hearing impaired

1-800-367-0763

For performance, prices,
account information, or
to conduct transactions

Tele*Access®

24 hours, 7 days
1-800-638-2587

Internet address

troweprice.com

Plan Account Line

For retirement plan
investors: The
appropriate 800
number appears on your retirement account statement.

A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
1-800-638-5660. These documents are also available at troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

Investor Centers

For directions, call
1-800-225-5132 or
visit our Web site

Baltimore Area

Downtown

105 East Lombard Street

Owings Mills

Three Financial Center
4515 Painters Mill Road

Boston Area

386 Washington Street
Wellesley

Chicago Area

1900 Spring Road
Suite 104
Oak Brook

Colorado Springs

2260 Briargate Parkway

Los Angeles Area

Warner Center
21800 Oxnard Street
Suite 270
Woodland Hills

New Jersey/New York Area

51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area

1990 N. California Boulevard
Suite 100
Walnut Creek

Tampa

4211 W. Boy Scout Boulevard
8th Floor

Washington, D.C. Area

Downtown

900 17th Street, N.W.
Farragut Square

Tysons Corner

1600 Tysons Boulevard
Suite 150

F48-040 7/1/05

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

1940 Act File No. 811-4521

This is the Statement of Additional Information for all of the funds listed below. It is divided into two parts (Part I and Part II). Part I contains formation that is particular to each fund, while Part II contains information that generally applies to all of the funds in the T. Rowe Price family of funds (the "Price Funds").

The date of this Statement of Additional Information ("SAI") is July 1, 2005.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. Rowe Price Blue Chip Growth Fund—Advisor Class

T. Rowe Price Blue Chip Growth Fund—R Class

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST ("California Funds")

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. Rowe Price Capital Appreciation Fund—Advisor Class

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. Rowe Price Growth Stock Fund—Advisor Class

T. Rowe Price Growth Stock Fund—R Class

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. Rowe Price High Yield Fund—Advisor Class

T. ROWE PRICE INDEX TRUST, INC.

T. Rowe Price Equity Index 500 Fund

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC. ("Institutional Equity Funds")

T. Rowe Price Institutional Large-Cap Core Growth Fund

T. Rowe Price Institutional Large-Cap Growth Fund

T. Rowe Price Institutional Large-Cap Value Fund

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Institutional Small-Cap Stock Fund

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

T. Rowe Price Institutional Core Plus Fund

T. Rowe Price Institutional High Yield Fund

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Emerging Europe & Mediterranean Fund

T. Rowe Price Emerging Markets Bond Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Bond Fund®

T. Rowe Price International Bond Fund—Advisor Class

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund—Advisor Class

T. Rowe Price International Stock Fund—R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. Rowe Price Mid-Cap Value Fund—Advisor Class

T. Rowe Price Mid-Cap Value Fund—R Class

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. Rowe Price New Income Fund—Advisor Class

T. Rowe Price New Income Fund—R Class

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. ("Personal Strategy Funds")

T. Rowe Price Personal Strategy Balanced Fund

T. Rowe Price Personal Strategy Growth Fund

T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. Rowe Price Real Estate Fund—Advisor Class

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. ("Reserve Investment Funds")

T. Rowe Price Government Reserve Investment Fund

T. Rowe Price Reserve Investment Fund

T. ROWE PRICE RETIREMENT FUNDS, INC. ("Retirement Funds")

T. Rowe Price Retirement 2005 Fund

T. Rowe Price Retirement 2010 Fund

T. Rowe Price Retirement 2010 Fund—Advisor Class

T. Rowe Price Retirement 2010 Fund—R Class

T. Rowe Price Retirement 2015 Fund

T. Rowe Price Retirement 2020 Fund

T. Rowe Price Retirement 2020 Fund—Advisor Class

T. Rowe Price Retirement 2020 Fund—R Class

T. Rowe Price Retirement 2025 Fund

T. Rowe Price Retirement 2030 Fund

T. Rowe Price Retirement 2030 Fund—Advisor Class

T. Rowe Price Retirement 2030 Fund—R Class

T. Rowe Price Retirement 2035 Fund

T. Rowe Price Retirement 2040 Fund

T. Rowe Price Retirement 2040 Fund—Advisor Class

T. Rowe Price Retirement 2040 Fund—R Class

T. Rowe Price Retirement 2045 Fund

T. Rowe Price Retirement Income Fund

T. Rowe Price Retirement Income Fund—Advisor Class

T. Rowe Price Retirement Income Fund—R Class

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. Rowe Price Science & Technology Fund—Advisor Class

T. ROWE PRICE SHORTTERM BOND FUND, INC.

T. Rowe Price Short-Term Bond Fund—Advisor Class

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. Rowe Price Small-Cap Stock Fund—Advisor Class

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. Rowe Price Small-Cap Value Fund—Advisor Class

T. ROWE PRICE SPECTRUM FUND, INC. ("Spectrum Funds")

Spectrum Growth Fund

Spectrum Income Fund

Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Florida Intermediate Tax-Free Fund

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. ROWE PRICE SUMMIT FUNDS, INC. ("Summit Income Funds")

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. ("Summit Municipal Funds")

T. Rowe Price Summit Municipal Money Market Fund

T. Rowe Price Summit Municipal Intermediate Fund

T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. ("Tax-Efficient Funds")

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. Rowe Price Tax-Free Income Fund—Advisor Class

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. BOND INDEX FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC. ("U.S. Treasury Funds")

U.S. Treasury Intermediate Fund

U.S. Treasury Long-Term Fund

U.S. Treasury Money Fund

T. ROWE PRICE VALUE FUND, INC.

T. Rowe Price Value Fund—Advisor Class

Mailing Address:
T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate current fund prospectus, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

Each fund`s financial statements for its most recent fiscal period and the Report of Independent Registered Public Accounting Firm are included in each fund`s annual or semiannual report and incorporated by reference into this Statement of Additional Information. The Institutional Core Plus Fund, Capital Appreciation Fund—Advisor Class, Capital Opportunity Fund—Advisor Class, Capital Opportunity Fund—R Class, Real Estate Fund—Advisor Class, and Short-Term Bond Fund—Advisor Class have not been in existence for a long enough time to have complete financial statements.

If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and they will be sent to you at no charge. Please read them carefully.

TABLE OF CONTENTS

	Page		Page

Capital Stock	198	Net Asset Value per Share	194
Code of Ethics	191	Organization of the Funds	203
Custodian	190	Other Shareholder Services	102
Disclosure of Fund Portfolio Information	191	Portfolio Management Practices	167
Distributor for the Funds	106	Portfolio Transactions	109
Dividends and Distributions	196	Pricing of Securities	193
Federal Registration of Shares	206	Principal Holders of Securities	63
Independent Registered Public Accounting Firm	128	Ratings of Commercial Paper	206
Investment Management Agreements	84	Ratings of Corporate and Municipal Debt Securities	207
Investment Objectives and Policies	129	Ratings of Municipal Notes and Variable Rate Securities	208
Investment Program	151	Risk Factors	129
Investment Restrictions	185	Special Considerations	184
Legal Counsel	206	T. Rowe Price Proxy Voting — Policies and Procedures	204
Management of the Funds	10	Tax Status	196

References to the following are as indicated:

Internal Revenue Code of 1986 ("Code")

Investment Company Act of 1940 ("1940 Act")

Moody`s Investors Service, Inc. ("Moody`s")

Securities Act of 1933 ("1933 Act")

Securities and Exchange Commission ("SEC")

Securities Exchange Act of 1934 ("1934 Act")

Standard & Poor`s Corporation ("S&P")

T. Rowe Price Associates, Inc. ("T. Rowe Price")

T. Rowe Price International, Inc. ("T. Rowe Price International")

Advisor Class

The Advisor Class is a share class of its respective T. Rowe Price fund. The Advisor Class is not a separate mutual fund. The shares are designed to be sold only through brokers, dealers, banks, insurance companies, and other financial intermediaries that provide various distribution, shareholder, and/or administrative services.

R Class

The R Class is a share class of its respective T. Rowe Price fund. The R Class is not a separate mutual fund. The shares are designed to be sold only through various third-party intermediaries that offer employer-sponsored retirement plans, including brokers, dealers, banks, insurance companies, retirement plan recordkeepers, and others.

Government Reserve Investment and Reserve Investment Funds

These funds are not available for direct purchase by members of the public.

Institutional Funds

These funds are designed exclusively for institutional investors. Institutional investors typically include banks, pension and profit sharing plans, and trust, insurance, and investment companies.

PART I

Below is a table showing the prospectus and shareholder report dates for each fund. The table also lists each fund`s category which should be used to identify groups of funds that are referenced throughout this SAI.
Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
Balanced	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
California Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
California Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Capital Appreciation	Equity	Dec 31	Dec 31	June 30	May 1
Capital Appreciation Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Corporate Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Developing Technologies	Equity	Dec 31	Dec 31	June 30	May 1
Diversified Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Diversified Small-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Dividend Growth	Equity	Dec 31	Dec 31	June 30	May 1
Emerging Europe & Mediterranean	International Equity	Oct 31	Oct 31	Apr 30	March 1
Emerging Markets Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Equity Income	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Equity Income Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Equity Index 500	Index Equity	Dec 31	Dec 31	June 30	May 1
Equity Index 500 Portfolio	Index Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
European Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Extended Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
Financial Services	Equity	Dec 31	Dec 31	June 30	May 1
Florida Intermediate Tax-Free	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Georgia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Global Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Technology	Equity	Dec 31	Dec 31	June 30	May 1
GNMA	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Government Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Growth & Income	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Health Sciences	Equity	Dec 31	Dec 31	June 30	May 1
Health Sciences Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Health Sciences Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
High Yield Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Inflation Protected Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Core Plus	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Emerging Markets Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Foreign Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Large-Cap Core Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Mid-Cap Equity Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
International Bond	International Bond	Dec 31	Dec 31	June 30	May 1
International Bond Fund—Advisor Class	International Bond	Dec 31	Dec 31	June 30	May 1
International Discovery	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Equity Index	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income Fund—R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund—R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Portfolio	International Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Japan	International Equity	Oct 31	Oct 31	Apr 30	March 1
Latin America	International Equity	Oct 31	Oct 31	Apr 30	March 1
Limited-Term Bond Portfolio	Bond Variable Annuity	Dec 31	Dec 31	June 30	May 1
Limited-Term Bond Portfolio—II	Bond Variable Annuity	Dec 31	Dec 31	June 30	May 1
Maryland Short-Term Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Media & Telecommunications	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
New Asia	International Equity	Oct 31	Oct 31	Apr 30	March 1
New Era	Equity	Dec 31	Dec 31	June 30	May 1
New Horizons	Equity	Dec 31	Dec 31	June 30	May 1
New Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund—R Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Jersey Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Personal Strategy Balanced	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Balanced Portfolio	Blended Variable Annuity	May 31	May 31	Nov 30	Oct 1
Personal Strategy Growth	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Income	Blended	May 31	May 31	Nov 30	Oct 1
Prime Reserve	Taxable Money	May 31	May 31	Nov 30	Oct 1
Prime Reserve Portfolio	Money Variable Annuity	May 31	May 31	Nov 30	Oct 1
Real Estate	Equity	Dec 31	Dec 31	June 30	May 1
Real Estate Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Retirement 2005	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2015	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2025	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2035	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2045 Fund	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Science & Technology	Equity	Dec 31	Dec 31	June 30	May 1
Science & Technology Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Short-Term Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Bond Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Stock Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Spectrum Growth	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum Income	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum International	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Summit Cash Reserves	Taxable Money	Oct 31	Oct 31	Apr 30	March 1
Summit GNMA	Taxable Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Income	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Intermediate	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Money Market	Tax-Free Money	Oct 31	Oct 31	Apr 30	March 1
Tax-Efficient Balanced	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Efficient Growth	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Efficient Multi-Cap Growth	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Exempt Money	Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Tax-Free High Yield	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income Fund—Advisor Class	Tax Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Intermediate Bond	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Short-Intermediate	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Total Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
U.S. Bond Index	Index Bond	Oct 31	Oct 31	Apr 30	March 1
U.S. Treasury Intermediate	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Long-Term	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Money	Taxable Money	May 31	May 31	Nov 30	Oct 1
Value	Equity	Dec 31	Dec 31	June 30	May 1
Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Virginia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1

MANAGEMENT OF the funds

The officers and directors(a) of the Price Funds are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each inside director and officer has been an employee of T. Rowe Price or T. Rowe Price International for five or more years.

Each fund is governed by a Board of Directors/Trustees ("Boards") that meets regularly to review a wide variety of matters affecting the funds, including investments, performance, compliance matters, advisory fees and expenses, and other business affairs. The Boards elect the funds` officers. The Boards also are responsible for performing various duties imposed on them by the 1940 Act, the laws of Maryland or Massachusetts, and other laws. At least 75% of Board members are independent of T. Rowe Price and T. Rowe Price International. The directors who are also employees or officers of T. Rowe Price are referred to as inside or interested directors. Each Board currently has three committees, described in the following paragraphs.

The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund`s Board. F. Pierce Linaweaver is chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held four formal meetings in 2004.

The Joint Audit Committee is comprised of Donald W. Dick, Jr., David K. Fagin, and Karen N. Horn, all independent directors. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent registered public accounting firm of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audits; (3) management`s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants` fees; and (6) any accounting, tax, compliance, or other questions relating to particular areas of the Price Funds` operations or the operations of parties dealing with the Price Funds, as circumstances indicate. The Audit Committee met twice in 2004.

The funds` Executive Committee, consisting of the funds` interested director(s), has been authorized by its respective Board to exercise all powers of the Boards to manage the funds in the intervals between meetings of the Boards, except the powers prohibited by statute from being delegated.

(a) The term "director" is used to refer to directors or trustees, as applicable.

Independent Directors(a)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
Jeremiah E. Casey(b) 1940 52 portfolios	Director, National Life Insurance (2001 to present); Director, The Rouse Company, real estate developers (1990 to 2004)	None
Anthony W. Deering 1945 113 portfolios	Chairman, Exeter Capital, LLC, private investment firm (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004); Director, Mercantile Bank (4/03 to present)
Mercantile Bank
Donald W. Dick, Jr. 1943 113 portfolios	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, President, and Chief Executive Offier, The Haven Group, a custom manufacturer of modular homes (1/04 to present)
None
David K. Fagin 1938 113 portfolios	Chairman and President, Nye Corporation (6/88 to present); Director, Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present)	Golden Star Resources Ltd., Canyon Resources Corp., and Pacific Rim Mining Corp.
Karen N. Horn 1943 113 portfolios	Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003); Managing Director and Head of International Private Banking, Bankers Trust (1996 to 1999)	Eli Lilly and Company and Georgia Pacific
F. Pierce Linaweaver 1934 113 portfolios	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers	None
Theo C. Rodgers(c) 1941 97 portfolios	President, A&R Development Corporation	None
John G. Schreiber 1946 113 portfolios	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.	AMLI Residential Properties Trust

(a)All information about the directors was current as of December 31, 2004, except for the number of portfolios which is current as of the date of this Statement of Additional Information.

(b)Elected effective July 1, 2005.

(c)Elected effective April 1, 2005.

Inside Directors(a)

The following persons are considered interested persons of the funds because they also serve as officers of the funds and/or T. Rowe Price and T. Rowe Price International. No more than two inside directors serve as directors of any fund.

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
James A.C. Kennedy; CFA 1953 45 portfolios	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.
None
John H. Laporte; CFA 1945 15 portfolios	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.President, New Horizons Fund; Vice President, Diversified Small-Cap Growth Fund, Health Sciences Fund, Personal Strategy Funds, Retirement Funds, and Spectrum Funds
None
Mary J. Miller; CFA 1955 37 portfolios	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.President, California Tax-Free Funds, Institutional Income Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Free Income Fund, and U.S. Treasury Funds; Executive Vice President, Spectrum Funds; Vice President, GNMA Fund, Inflation Protected Bond Fund, Personal Strategy Funds, Prime Reserve Fund, Reserve Investment Funds, Retirement Funds, Summit Funds, Tax-Efficient Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, and Tax-Free Short-Intermediate Fund
None
James S. Riepe 1943 113 portfolios	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.Chairman of the Board, all funds
The Nasdaq Stock Market, Inc.

(a)All information about the directors was current as of December 31, 2004, except for the number of portfolios which is current as of the date of this Statement of Additional Information.

Retirement and Spectrum Funds (collectively and individually, "Funds-of-Funds")

The management of the business and affairs of the Funds-of-Funds is the responsibility of the Board of Directors ("Board"). In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreement and policies and guidelines included in an Application for an Exemptive Order (and accompanying Notice and Order) issued by the SEC in connection with the Spectrum Funds (which also applies to Retirement Funds). A majority of directors of the Funds-of-Funds are independent. However, the directors and officers of the Funds-of-Funds and certain directors and officers of T. Rowe Price and T. Rowe Price International also serve in similar positions with most of the various Price Funds in which the Retirement and Spectrum Funds invest (collectively "underlying Price funds"). Thus, if the interests of the Funds-of-Funds and the underlying Price funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to the Funds-of-Funds and the underlying Price funds. The directors of Funds-of-Funds believe they have structured the Funds-of-Funds to avoid these concerns. However, conceivably, a situation could occur where proper action for the Funds-of-Funds could be adverse to the interests of an underlying Price fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected funds, T. Rowe Price, and T. Rowe Price International will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Term of Office and Length of Time Served

The directors serve until retirement, resignation, or election of a successor. The following table shows the year from which each director has served on each fund`s Board (or that of the corporation or trust of which the fund is a part).
Fund/Corporation/Trust	Independent Directors
	Casey	Deering	Dick	Fagin	Horn	Linaweaver	Rodgers	Schreiber
Balanced	2005	2001	1991	1991	2003	2001	2005	2001
Blue Chip Growth	2005	2001	1993	1993	2003	2001	2005	2001
California Tax-Free Income Trust	—	1986	2001	2001	2003	1986	2005	1992
Capital Appreciation	2005	2001	1986	1988	2003	2001	2005	2001
Capital Opportunity	2005	2001	1994	1994	2003	2001	2005	2001
Corporate Income	—	1995	2001	2001	2003	1995	2005	1995
Developing Technologies	2005	2001	2000	2000	2003	2001	2005	2001
Diversified Mid-Cap Growth	2005	2003	2003	2003	2003	2003	2005	2003
Diversified Small-Cap Growth	2005	2001	1997	1997	2003	2001	2005	2001
Dividend Growth	2005	2001	1992	1992	2003	2001	2005	2001
Equity Income	2005	2001	1994	1988	2003	2001	2005	2001
Equity Series	—	2001	1994	1994	2003	2001	2005	2001
Financial Services	2005	2001	1996	1996	2003	2001	2005	2001
Fixed Income Series	—	1994	2001	2001	2003	1994	2005	1994
Global Technology	2005	2001	2000	2000	2003	2001	2005	2001
GNMA	—	1985	2001	2001	2003	1985	2005	1992
Growth & Income	2005	2001	1982	1994	2003	2001	2005	2001
Growth Stock	2005	2001	1980	1994	2003	2001	2005	2001
Health Sciences	2005	2001	1995	1995	2003	2001	2005	2001
High Yield	—	1984	2001	2001	2003	1984	2005	1992
Index Trust	2005	2001	1994	1994	2003	2001	2005	2001
Inflation Protected Bond	—	2002	2002	2002	2003	2002	2005	2002
Institutional Equity	2005	2001	1996	1996	2003	2001	2005	2001
Institutional Income	—	2002	2002	2002	2003	2002	2005	2002
Institutional International	—	1991	1989	2001	2003	2001	—	2001
International	—	1991	1988	2001	2003	2001	—	2001
International Index	—	2000	2000	2001	2003	2001	—	2001
International Series	—	1994	1994	2001	2003	2001	—	2001
Media & Telecommunications	2005	2001	1997	1997	2003	2001	2005	2001
Mid-Cap Growth	2005	2001	1992	1992	2003	2001	2005	2001
Mid-Cap Value	2005	2001	1996	1996	2003	2001	2005	2001
New America Growth	2005	2001	1985	1994	2003	2001	2005	2001
New Era	2005	2001	1994	1988	2003	2001	2005	2001
New Horizons	2005	2001	1994	1988	2003	2001	2005	2001
New Income	—	1980	2001	2001	2003	1983	2005	1992
Personal Strategy	2005	2001	1994	1994	2003	2001	2005	2001
Prime Reserve	—	1979	2001	2001	2003	1980	2005	1992
Real Estate	2005	2001	1997	1997	2003	2001	2005	2001
Reserve Investment	—	1997	2001	2001	2003	1997	2005	1997
Retirement	2005	2002	2002	2002	2003	2002	2005	2002
Science & Technology	2005	2001	1994	1994	2003	2001	2005	2001
Short-Term Bond	—	1983	2001	2001	2003	1983	2005	1992
Small-Cap Stock	2005	2001	1992	1992	2003	2001	2005	2001
Small-Cap Value	2005	2001	1994	1994	2003	2001	2005	2001
Spectrum	2005	2001	1999	1999	2003	2001	2005	2001
State Tax-Free Income Trust	—	1986	2001	2001	2003	1986	2005	1992
Summit	—	1993	2001	2001	2003	1993	2005	1993
Summit Municipal	—	1993	2001	2001	2003	1993	2005	1993
Tax-Efficient	2005	2001	1997	1997	2003	2001	2005	2001
Tax-Exempt Money	—	1983	2001	2001	2003	1983	2005	1992
Tax-Free High Yield	—	1984	2001	2001	2003	1984	2005	1992
Tax-Free Income	—	1983	2001	2001	2003	1979	2005	1992
Tax-Free Intermediate	—	1992	2001	2001	2003	1992	2005	1992
Tax-Free Short-Intermediate	—	1983	2001	2001	2003	1983	2005	1992
U.S. Bond Index	—	2000	2001	2001	2003	2000	2005	2000
U.S. Treasury	—	1989	2001	2001	2003	1989	2005	1992
Value	2005	2001	1994	1994	2003	2001	2005	2001

Fund/Corporation/Trust	Inside Directors
	Kennedy	Laporte	Miller	Riepe
Balanced	1997	—	—	1991
Blue Chip Growth	1997	—	—	1993
California Tax-Free Income Trust	—	—	2004	1986
Capital Appreciation	1997	—	—	1986
Capital Opportunity	—	1994	—	1994
Corporate Income	—	—	2004	1995
Developing Technologies	2001	—	—	2000
Diversified Mid-Cap Growth	2003	—	—	2003
Diversified Small-Cap Growth	—	1997	—	1997
Dividend Growth	1997	—	—	1992
Equity Income	1997	—	—	1985
Equity Series	—	1994	—	1994
Financial Services	1997	—	—	1996
Fixed Income Series	—	—	2004	1994
Global Technology	2001	—	—	2000
GNMA	—	—	2004	1985
Growth & Income	1997	—	—	1982
Growth Stock	1997	—	—	1982
Health Sciences	—	1995	—	1995
High Yield	—	—	2004	1984
Index Trust	1997	—	—	1990
Inflation Protected Bond	—	—	2004	2002
Institutional Equity	1997	—	—	1996
Institutional Income	—	—	2004	2002
Institutional International	—	—	—	2002
International	—	—	—	2002
International Index	—	—	—	2002
International Series	—	—	—	2002
Media & Telecommunications	2001	—	—	1993
Mid-Cap Growth	1992	—	—	1992
Mid-Cap Value	1997	—	—	1996
New America Growth	—	1985	—	1985
New Era	1997	—	—	1994
New Horizons	—	1988	—	1983
New Income	—	—	2004	1983
Personal Strategy	1997	—	—	1994
Prime Reserve	—	—	2004	1994
Real Estate	1997	—	—	1997
Reserve Investment	—	—	2004	1997
Retirement	2002	—	—	2002
Science & Technology	—	1988	—	1987
Short-Term Bond	—	—	2004	1983
Small-Cap Stock	—	1994	—	1992
Small-Cap Value	—	1994	—	1988
Spectrum	2001	—	—	1990
State Tax-Free Income Trust	—	—	2004	1986
Summit	—	—	2004	1993
Summit Municipal	—	—	2004	1993
Tax-Efficient	1997	—	—	1997
Tax-Exempt Money	—	—	2004	1983
Tax-Free High Yield	—	—	2004	1984
Tax-Free Income	—	—	2004	1983
Tax-Free Intermediate	—	—	2004	1992
Tax-Free Short-Intermediate	—	—	2004	1983
U.S. Bond Index	—	—	2004	2000
U.S. Treasury	—	—	2004	1989
Value	1997	—	—	1994

Officers

Fund	Name	Position Held With Fund
All funds	Roger L. Fiery III Gregory S. Golczewski Henry H. Hopkins Julie L. Waples Joseph A. Carrier Patricia B. LippertJohn R. Gilner	Vice President Vice President Vice President Vice President Treasurer Secretary Chief Compliance Officer

Fund	Name	Position Held With Fund
Balanced	Richard T. Whitney E. Frederick Bair Stephen W. Boesel Wendy R. Diffenbaugh Raymond A. Mills Edmund M. Notzon III Mark J. Vaselkiv (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President
Blue Chip Growth	Larry J. Puglia
Jeffrey W. Arricale
P. Robert Bartolo
D. Kyle Cerminara
Donald J. Easley
Henry M. Ellenbogen
Robert N. Gensler
Thomas J. Huber
Kris H. Jenner
Timothy E. Parker
Karen M. Regan
Jeffrey Rottinghaus
Robert W. Sharps
Robert W. Smith
Joshua K. Spencer
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

California Tax-Free Income Trust California Tax-Free Bond California Tax-Free Money	Mary J. Miller
Joseph K. Lynagh
Konstantine B. Mallas
Steven G. Brooks
G. Richard Dent
Alan D. Levenson
James M. McDonald
Linda A. Murphy
M. Helena Condez
T. Dylan Jones
Timothy G. Taylor
(See preceding table for remaining officers)
President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President Assistant Vice President
Capital Appreciation	Stephen W. Boesel
Jeffrey W. Arricale
Andrew M. Brooks
Patrick S. Cassidy
David R. Giroux
Lewis M. Johnson
David M. Lee
John D. Linehan
Brian C. Rogers
David J. Wallack
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Capital Opportunity	William J. Stromberg
Kennard W. Allen
Jeffrey W. Arricale
Laurie M. Bertner
David R. Giroux
Ann M. Holcomb
Michael W. Holton
Philip A. Nestico
Charles G. Pepin
Joshua K. Spencer
Richard T. Whitney
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Corporate Income	David A. Tiberii Mark J. Vaselkiv Steven G. Brooks Jennifer A. Callaghan Patrick S. Cassidy Vernon A. Reid, Jr. Thea N. Williams (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President
Developing Technologies	Michael F. Sola
Jeffrey Rottinghaus
Kennard W. Allen
Christopher W. Carlson
David J. Eiswert
Henry M. Ellenbogen
Robert N. Gensler
Jill L. Hauser
Joshua K. Spencer
Wenhua Zhang
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Diversified Mid-Cap Growth	Donald J. Peters Donald J. Easley Sudhir Nanda Philip A. Nestico John F. Wakeman Mark R. Weigman (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President
Diversified Small-Cap Growth	Paul W. Wojcik Richard T. Whitney E. Frederick Bair Donald J. Easley Christopher W. Edge John H. Laporte Sudhir Nanda Philip A. Nestico Donald J. Peters (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Dividend Growth	Thomas J. Huber
P. Robert Bartolo
David R. Giroux
Michael W. Holton
David M. Lee
Jason Nogueira
Timothy E. Parker
Donald J. Peters
Karen M. Regan
William J. Stromberg
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Equity Income	Brian C. Rogers Jeffrey W. Arricale Stephen W. Boesel Andrew M. Brooks Mark S. Finn David R. Giroux Michael W. Holton John D. Linehan William J. Stromberg (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Financial Services	Michael W. Holton
Jeffrey W. Arricale
R. Scott Berg
D. Kyle Cerminara
Anna M. Dopkin
Philip A. Nestico
Federico Santilli
Robert W. Sharps
Gabriel Solomon
J. David Wagner
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Global Technology	Robert N. Gensler
Kennard W. Allen
R. Scott Berg
Donald J. Easley
David J. Eiswert
Anh Lu
Hiroaki Owaki
D. James Prey III
Jeffrey Rottinghaus
Michael F. Sola
Joshua K. Spencer
Wenhua Zhang
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
GNMA	Connice A. Bavely Keir R. Joyce Alan D. Levenson Mary J. Miller John D. Wells (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President
Growth & Income	Anna M. Dopkin
Francisco Alonso
Jeffrey W. Arricale
Timothy F. Bei
Laurie M. Bertner
David R. Giroux
Michael W. Holton
David M. Lee
Sudhir Nanda
Karen M. Regan
Robert W. Sharps
Joshua K. Spencer
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Growth Stock	Robert W. Smith
Robert W. Sharps
P. Robert Bartolo
D. Kyle Cerminara
Anna M. Dopkin
Henry M. Ellenbogen
Joseph B. Fath
Robert N. Gensler
Kris H. Jenner
D. James Prey III
Larry J. Puglia
Michael F. Sola
Joshua K. Spencer
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Health Sciences	Kris H. Jenner
Laurie M. Bertner
Susan J. Klein
John H. Laporte
Jay S. Markowitz
Jason Nogueira
Charles G. Pepin
Gregory S. Pinsky
John C.A. Sherman
Taymour R. Tamaddon
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
High Yield	Mark J. Vaselkiv Andrew M. Brooks Robert N. Gensler Paul A. Karpers Kevin P. Loome Michael J. McGonigle Walter P. Stuart III Thomas E. Tewksbury Thea N. Williams (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Index Trust Equity Index 500 Extended Equity Market Index Total Equity Market Index	E. Frederick Bair Wendy R. Diffenbaugh Sudhir Nanda Ken D. Uematsu Richard T. Whitney Paul W. Wojcik (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President
Inflation Protected Bond	Daniel O. Shackelford
Connice A. Bavely
Brian J. Brennan
Alan D. Levenson
Cheryl A. Mickel
Mary J. Miller
Edmund M. Notzon III
Vernon A. Reid, Jr.Jennifer A. Callaghan
Michael J. Grogan
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Institutional Equity Funds Institutional Large-Cap Core Growth Institutional Large-Cap Growth Institutional Large-Cap Value Institutional Mid-Cap Equity Growth Institutional Small-Cap Stock	Brian C. Rogers
Brian W.H. Berghuis
John D. Linehan
Gregory A. McCrickard
Larry J. Puglia
Robert W. Sharps
Robert W. Smith
Preston G. Athey
Stephen W. Boesel
Anna M. Dopkin
Thomas J. Huber
Joseph M. Milano
Charles G. Pepin
John F. Wakeman
David J. Wallack
Richard T. Whitney
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Institutional Income Funds Institutional Core Plus Institutional High Yield	Mary J. Miller
Brian J. Brennan
Mark J. Vaselkiv
Connice A. Bavely
Andrew M. Brooks
Michael J. Conelius
Robert N. Gensler
Paul A. Karpers
Ian D. Kelson
Kevin P. Loome
Michael J. McGonigle
Daniel O. Shackelford
Walter P. Stuart III
Thomas E. Tewksbury
David A. Tiberii
Thea N. Williams
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Institutional International Funds Institutional Emerging Markets Equity Institutional Foreign Equity	David J.L. Warren
Christopher D. Alderson
Mark C.J. Bickford-Smith
M. Campbell Gunn
R. Todd Ruppert
James B.M. Seddon
Dean Tenerelli
William F. Wendler II
Edward A. Wiese
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
International Funds
 Emerging Europe & Mediterranean
 Emerging Markets Bond
 Emerging Markets Stock
 European Stock
 Global Stock
 International Bond
 International Discovery
 International Growth & Income
 International Stock
 Japan
 Latin America
 New Asia

David J.L. Warren
Robert N. Gensler
Raymond A. Mills
Christopher D. Alderson
M. Kamran Baig
Mark C.J. Bickford-Smith
Brian J. Brennan
Michael J. Conelius
Frances Dydasco
Mark J.T. Edwards
M. Campbell Gunn
Michael W. Holton
Kris H. Jenner
Ian D. Kelson
John D. Linehan
Anh Lu
Philip A. Nestico
Charles M. Ober
David Oestreicher
Gonzalo Px87 ngaro
Christopher J. Rothery
James B.M. Seddon
Robert W. Smith
Dean Tenerelli
Justin Thomson
William F. Wendler II
Richard T. Whitney
Edward A. Wiese
Ann B. Cranmer
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

International Equity Index	E. Frederick Bair Jeanne M. Aldave Neil Smith Ken D. Uematsu Richard T. Whitney Paul W. Wojcik (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President
Media & Telecommunications	Robert N. Gensler P. Robert Bartolo Henry M. Ellenbogen Kara Cheseby David J. Eiswert Joseph B. Fath D. James Prey III Robert W. Smith Ernest C. Yeung Wenhua Zhang (See preceding table for remaining officers)	President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Mid-Cap Growth	Brian W.H. Berghuis
John F. Wakeman
P. Robert Bartolo
R. Scott Berg
Anna M. Dopkin
Henry M. Ellenbogen
Kris H. Jenner
Robert J. Marcotte
Joseph M. Milano
Jeffrey Rottinghaus
R. Candler Young
(See preceding table for remaining officers)
President Executive Vice PresidentVice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Mid-Cap Value	David J. Wallack
P. Robert Bartolo
Laurie M. Bertner
Christopher W. Carlson
Kara Cheseby
Henry M. Ellenbogen
Gregory A. McCrickard
Heather K. McPherson
Joseph M. Milano
J. David Wagner
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New America Growth	Joseph M. Milano
Jeffrey W. Arricale
R. Scott Berg
Brian W.H. Berghuis
Christopher A. Berrier
Robert J. Marcotte
Jeffrey Rottinghaus
Robert W. Sharps
Robert W. Smith
R. Candler Young
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Era	Charles M. Ober Mark S. Finn Lewis M. Johnson Susan J. Klein David M. Lee John D. Linehan Heather K. McPherson Timothy E. Parker David J. Wallack (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Horizons	John H. Laporte
Kennard W. Allen
Francisco Alonso
P. Robert Bartolo
R. Scott Berg
Brian W.H. Berghuis
Christopher A. Berrier
Brace C. Brooks
Christopher W. Carlson
Hugh M. Evans III
Joseph B. Fath
Kris H. Jenner
Jay S. Markowitz
Timothy E. Parker
Jeffrey Rottinghaus
Michael F. Sola
John F. Wakeman
R. Candler Young
Wenhua Zhang
Francies W. Hawks
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

New Income	Daniel O. Shackelford
Connice A. Bavely
Brian J. Brennan
Patrick S. Cassidy
Alan D. Levenson
Edmund M. Notzon III
Vernon A. Reid, Jr.
David A. Tiberii
Jennifer A. Callaghan
Michael J. Grogan
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Personal Strategy Funds Personal Strategy Balanced Personal Strategy Growth Personal Strategy Income	Edmund M. Notzon III
Stephen W. Boesel
Larry J. Puglia
Kenneth D. Fuller
John H. Laporte
Mary J. Miller
Raymond A. Mills
Brian C. Rogers
Charles M. Shriver
Mark J. Vaselkiv
Richard T. Whitney
(See preceding table for remaining officers)
President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Prime Reserve	James M. McDonald
Steven G. Brooks
Brian E. Burns
Patrick S. Cassidy
Alisa Fiumara
Alan D. Levenson
Joseph K. Lynagh
Mary J. Miller
Susan G. Troll
Edward A. Wiese
Terri L. Hett
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Real Estate	David M. Lee Stephen W. Boesel Anna M. Dopkin Joseph B. Fath Thomas J. Huber Philip A. Nestico Charles M. Ober Theodore E. Robson (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Reserve Investment Funds Government Reserve Investment Reserve Investment	James M. McDonald Steven G. Brooks Brian E. Burns Patrick S. Cassidy Alan D. Levenson Joseph K. Lynagh Mary J. Miller Edward A. Wiese Terri L. Hett (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Retirement Funds Retirement 2005 Retirement 2010 Retirement 2015 Retirement 2020 Retirement 2025 Retirement 2030 Retirement 2035 Retirement 2040 Retirement 2045 Retirement Income	Edmund M. Notzon III
Stephen W. Boesel
Brian W.H. Berghuis
Jerome A. Clark
Kenneth D. Fuller
John H. Laporte
David M. Lee
Gregory A. McCrickard
Mary J. Miller
Larry J. Puglia
Brian C. Rogers
Mark J. Vaselkiv
David J.L. Warren
Richard T. Whitney
Edward A. Wiese
(See preceding table for remaining officers)
President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Science & Technology	Michael F. Sola
Kennard W. Allen
Donald J. Easley
David J. Eiswert
Henry M. Ellenbogen
Robert N. Gensler
Jill L. Hauser
Anh Lu
D. James Prey IIIJeffrey Rottinghaus
Joshua K. Spencer
Wenhua Zhang
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Short-Term Bond	Edward A. Wiese
Connice A. Bavely
Brian J. Brennan
Steven G. Brooks
Jennifer A. Callaghan
Patrick S. Cassidy
Charles B. Hill
Cheryl A. Mickel
Vernon A. Reid, Jr.
Daniel O. Shackelford
John D. Wells
Bridget A. Ebner
Michael J. Grogan
Keir R. Joyce
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Small-Cap Stock	Gregory A. McCrickard
Francisco Alonso
Preston G. Athey
Brace C. Brooks
Hugh M. Evans III
Kris H. Jenner
Robert J. Marcotte
Jay S. Markowitz
Joseph M. Milano
Curt J. Organt
Charles G. Pepin
Michael F. Sola
J. David Wagner
Wenhua Zhang
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Small-Cap Value	Preston G. Athey Hugh M. Evans III Susan J. Klein Gregory A. McCrickard Curt J. Organt J. David Wagner David J. Wallack Wenhua Zhang Francies W. Hawks (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Spectrum Funds Spectrum Growth Spectrum Income Spectrum International	Edmund M. Notzon III
Stephen W. Boesel
Mary J. Miller
David J.L. Warren
Mark C.J. Bickford-Smith
Kenneth D. Fuller
John H. Laporte
Raymond A. Mills
Brian C. Rogers
Charles M. Shriver
(See preceding table for remaining officers)
President Executive Vice President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President
State Tax-Free Income Trust
 Florida Intermediate Tax-Free
 Georgia Tax-Free Bond
 Maryland Short-Term Tax-Free Bond
 Maryland Tax-Free Bond
 Maryland Tax-Free Money
 New Jersey Tax-Free Bond
 New York Tax-Free Bond
 New York Tax-Free Money
 Virginia Tax-Free Bond

Mary J. Miller
Charles B. Hill
Joseph K. Lynagh
Konstantine B. Mallas
Hugh D. McGuirk
Steven G. Brooks
Jonathan M. Chirunga
G. Richard Dent
Marcy M. Lash
Alan D. Levenson
James M. McDonald
Linda A. Murphy
M. Helena Condez
T. Dylan Jones
Philip J. Kligman
Timothy G. Taylor
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Summit Funds Summit Cash Reserves Summit GNMA	Edward A. Wiese
Connice A. Bavely
James M. McDonald
Steven G. Brooks
Brian E. Burns
Patrick S. Cassidy
Alisa Fiumara
Keir R. Joyce
Alan D. Levenson
Joseph K. Lynagh
Cheryl A. Mickel
Mary J. Miller
Susan G. Troll
John D. Wells
Terri L. Hett
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

Summit Municipal Funds Summit Municipal Money Market Summit Municipal Intermediate Summit Municipal Income	Mary J. Miller
Charles B. Hill
Joseph K. Lynagh
Konstantine B. Mallas
Steven G. Brooks
G. Richard Dent
Alan D. Levenson
James M. McDonald
Hugh D. McGuirk
James M. Murphy
Stephen P. Richter
Edward A. Wiese
M. Helena Condez
T. Dylan Jones
Philip J. Kligman
Timothy G. Taylor
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Tax-Efficient Funds Tax-Efficient Balanced Tax-Efficient Growth Tax-Efficient Multi-Cap Growth	Donald J. Peters Hugh D. McGuirk Donald J. Easley Jill L. Hauser Mary J. Miller William J. Stromberg Mark R. Weigman (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President
Tax-Exempt Money	Joseph K. Lynagh Steven G. Brooks G. Richard Dent Marcy M. Lash Alan D. Levenson James M. McDonald Mary J. Miller Edward A. Wiese M. Helena Condez T. Dylan Jones (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Tax-Free High Yield	James M. Murphy G. Richard Dent Charles B. Hill Marcy M. Lash Konstantine B. Mallas Hugh D. McGuirk Mary J. Miller Stephen P. Richter (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Tax-Free Income	Mary J. Miller
Jonathan M. Chirunga
G. Richard Dent
Charles B. Hill
Marcy M. Lash
Konstantine B. Mallas
Hugh D. McGuirk
James M. Murphy
Stephen P. Richter
Timothy G. Taylor
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Tax-Free Intermediate Bond	Charles B. Hill Konstantine B. Mallas Hugh D. McGuirk Stephen P. Richter Edward A. Wiese Philip J. Kligman Timothy G. Taylor (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Tax-Free Short-Intermediate	Charles B. Hill Marcy M. Lash Konstantine B. Mallas Hugh D. McGuirk Mary J. Miller Edward A. Wiese Philip J. Kligman Timothy G. Taylor (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
U.S. Bond Index	Edmund M. Notzon III Charles M. Shriver (See preceding table for remaining officers)	President Executive Vice President
U.S. Treasury Funds U.S. Treasury Intermediate U.S. Treasury Long-Term U.S. Treasury Money	Mary J. Miller
Brian J. Brennan
James M. McDonald
Cheryl A. Mickel
Steven G. Brooks
Brian E. Burns
Alan D. Levenson
Joseph K. Lynagh
Vernon A. Reid, Jr.
Daniel O. Shackelford
Michael J. Grogan
Terri L. Hett
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President

Value	John D. Linehan
Jeffrey W. Arricale
Stephen W. Boesel
Andrew M. Brooks
Kara Cheseby
David R. Giroux
Michael W. Holton
Lewis M. Johnson
Heather K. McPherson
Brian C. Rogers
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Officers

Name, Year of Birth, and Principal Occupation(s)	Position(s) Held With Fund(s)
Jeanne M. Aldave, 1971 Assistant Vice President, T. Rowe Price	Vice President, International Index Fund
Christopher D. Alderson, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
Kennard W. Allen, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Equity Research Intern, Tonge Investment Advisors (to 2000); student, Colby College (to 2000)	Vice President, Capital Opportunity Fund, Developing Technologies Fund, Global Technology Fund, New Horizons Fund, and Science & Technology Fund
Francisco Alonso, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Growth & Income Fund, New Horizons Fund, and Small-Cap Stock Fund
Jeffrey W. Arricale, 1971
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly student, The Wharton School, University of
Pennsylvania (to 2001); Manager, Assurance, KPMG LLP (to
1999); CPA
Vice President, Blue Chip Growth Fund, Capital Appreciation Fund, Capital Opportunity Fund, Equity Income Fund, Financial Services Fund, Growth & Income Fund, New America Growth Fund, and Value Fund
Preston G. Athey, 1949 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	President, Small-Cap Value Fund; Vice President, Institutional Equity Funds and Small-Cap Stock Fund
M. Kamran Baig, 1962
Vice President, T. Rowe Price Group, Inc. and T. Rowe Price
International, Inc.; formerly Head of European Research and
Senior Portfolio Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)
Vice President, International Funds
E. Frederick Bair, 1969 Vice President, T. Rowe Price and T. Rowe Price Trust Company; CFA, CPA	President, Index Trust and International Index Fund; Vice President, Balanced Fund and Diversified Small-Cap Growth Fund
P. Robert Bartolo, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly intern, T. Rowe Price (to 2001); CPA	Executive Vice President, Media & Telecommunications Fund; Vice President, Blue Chip Growth Fund, Dividend Growth Fund, Growth Stock Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, and New Horizons Fund

Connice A. Bavely, 1951 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, GNMA Fund; Executive Vice President, Summit Funds; Vice President, Inflation Protected Bond Fund, Institutional Income Funds, New Income Fund, and Short-Term Bond Fund
Timothy F. Bei, 1973
Vice President, T. Rowe Price; formerly student, University of
Virginia (to 2003); Director of Business Development,
Jupitermedia Corporation (to 2001); Senior Financial Analyst,
Piper Jaffray`s Investment Banking Group (to 2000)
Vice President, Growth & Income Fund
R. Scott Berg, 1972
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly student, Stanford Graduate School of Business (to
2002); intern, T. Rowe Price (to 2001); Financial Analysis and
Planning Manager, Mead Consumer & Office Products (to
2000)
Vice President, Financial Services Fund, Global Technology Fund, Mid-Cap Growth Fund, New America Growth Fund, and New Horizons Fund
Brian W.H. Berghuis, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Mid-Cap Growth Fund; Executive Vice President, Institutional Equity Funds; Vice President, New America Growth Fund, New Horizons Fund, and Retirement Funds
Christopher A. Berrier, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, New America Growth Fund and New Horizons Fund
Laurie M. Bertner, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund, Growth & Income Fund, Health Sciences Fund, and Mid-Cap Value Fund
Mark C.J. Bickford-Smith, 1962 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Institutional International Funds, International Funds, and Spectrum Funds
Stephen W. Boesel, 1944 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Capital Appreciation Fund; Executive Vice President, Personal Strategy Funds, Retirement Funds, and Spectrum Funds; Vice President, Balanced Fund, Equity Income Fund, Institutional Equity Funds, Real Estate Fund, and Value Fund

Brian J. Brennan, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Executive Vice President, Institutional Income Funds and U.S. Treasury Funds; Vice President, Inflation Protected Bond Fund, International Funds, New Income Fund, and Short-Term Bond Fund
Andrew M. Brooks, 1956 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund, Equity Income Fund, High Yield Fund, Institutional Income Funds, and Value Fund
Brace C. Brooks, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, New Horizons Fund and Small-Cap Stock Fund
Steven G. Brooks, 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, California Tax-Free Funds, Corporate Income Fund, Prime Reserve Fund, Reserve Investment Funds, Short-Term Bond Fund, State Tax-Free Funds, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

Brian E. Burns, 1960 Assistant Vice President, T. Rowe Price	Vice President, Prime Reserve Fund, Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds
Jennifer A. Callaghan, 1969 Vice President, T. Rowe Price	Vice President, Corporate Income Fund and Short-Term Bond Fund; Assistant Vice President, Inflation Protected Bond Fund and New Income Fund
Christopher W. Carlson, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Developing Technologies Fund, Mid-Cap Value Fund, and New Horizons Fund
Joseph A. Carrier, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; CPA	Treasurer, all funds
Patrick S. Cassidy, 1964 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Capital Appreciation Fund, Corporate Income Fund, New Income Fund, Prime Reserve Fund, Reserve Investment Funds, Short-Term Bond Fund, and Summit Funds
D. Kyle Cerminara, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Financial Services Fund, and Growth Stock Fund
Kara Cheseby, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Media & Telecommunications Fund, Mid-Cap Value Fund, and Value Fund
Jonathan M. Chirunga, 1966 Vice President, T. Rowe Price; formerly Municipal Credit Analyst /Associate Director, Standard & Poor`s Rating Services (to 2001)	Vice President, State Tax-Free Funds and Tax-Free Income Fund
Jerome A. Clark, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Retirement Funds
M. Helena Condez, 1962 Assistant Vice President, T. Rowe Price	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, and Tax-Exempt Money Fund
Michael J. Conelius, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, Institutional Income Funds and International Funds
Ann B. Cranmer, 1947
Vice President, T. Rowe Price Group, Inc. and T. Rowe Price
International, Inc.; Vice President and Secretary, T. Rowe Price
Global Asset Management Limited and T. Rowe Price Global
Investment Services Limited; FCIS
Assistant Vice President, International Funds
G. Richard Dent, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Deputy General Counsel, ACA Financial Guaranty Corporation (to 2001)	Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, and Tax-Free Income Fund
Wendy R. Diffenbaugh, 1953 Vice President, T. Rowe Price	Vice President, Balanced Fund and Index Trust
Anna M. Dopkin, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Growth & Income Fund; Vice President, Financial Services Fund, Growth Stock Fund, Institutional Equity Funds, Mid-Cap Growth Fund, and Real Estate Fund
Frances Dydasco, 1966 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Donald J. Easley, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Diversified Mid-Cap Growth Fund, Diversified Small-Cap Growth Fund, Global Technology Fund, Science & Technology Fund, and Tax-Efficient Funds
Bridget A. Ebner, 1970 Employee, T. Rowe Price	Assistant Vice President, Short-Term Bond Fund
Christopher W. Edge, 1969 Vice President, T. Rowe Price; formerly student, University of Michigan (to 2001)	Vice President, Diversified Small-Cap Growth Fund
Mark J.T. Edwards, 1957 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
David J. Eiswert, 1972 Vice President, T. Rowe Price; formerly Analyst, Mellon Growth Advisors and Fidelity Management and Research (to 2003); CFA	Vice President, Developing Technologies Fund, Global Technology Fund, Media & Telecommunications Fund, and Science & Technology Fund
Henry M. Ellenbogen, 1971
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly Executive Vice President, Business Development,
HelloAsia (to 2001); Chief of Staff, U.S. Representative Peter
Deutsch (to 1999)
Executive Vice President, Media & Telecommunications Fund; Vice President, Blue Chip Growth Fund, Developing Technologies Fund, Growth Stock Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, and Science & Technology Fund

Hugh M. Evans III, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, New Horizons Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Joseph B. Fath, 1971
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly intern, T. Rowe Price (to 2001); Chief Financial
Officer and Co-founder, Broadform, Inc. (to 2000); student,
the Wharton School, University of Pennsylvania (to 1999);
CPA
Vice President, Growth Stock Fund, Media & Telecommunications Fund, New Horizons Fund, and Real Estate Fund
Roger L. Fiery III, 1959 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CPA	Vice President, all funds
Mark S. Finn, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA, CFA	Vice President, Equity Income Fund and New Era Fund
Alisa Fiumara, 1974 Assistant Vice President, T. Rowe Price; CFA	Vice President, Prime Reserve Fund and Summit Funds
Kenneth D. Fuller, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Personal Strategy Funds, Retirement Funds, and Spectrum Funds
Robert N. Gensler, 1957 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	President, Global Technology Fund and Media & Telecommunications Fund; Executive Vice President, International Funds; Vice President, Blue Chip Growth Fund, Developing Technologies Fund, Growth Stock Fund, High Yield Fund, Institutional Income Funds, and Science & Technology Fund

John R. Gilner, 1961 Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Investment Services, Inc.	Chief Compliance Officer, all funds
David R. Giroux, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Capital Appreciation Fund, Capital Opportunity Fund, Dividend Growth Fund, Equity Income Fund, Growth & Income Fund, and Value Fund
Gregory S. Golczewski, 1966 Vice President, T. Rowe Price and T. Rowe Price Trust Company	Vice President, all funds
Michael J. Grogan, 1971 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, Inflation Protected Bond Fund, New Income Fund, Short-Term Bond Fund, and U.S. Treasury Funds
M. Campbell Gunn, 1956 Vice President, T. Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
Jill L. Hauser, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Developing Technologies Fund, Science & Technology Fund, and Tax-Efficient Funds
Francies W. Hawks, 1944 Assistant Vice President, T. Rowe Price	Assistant Vice President, New Horizons Fund and Small-Cap Value Fund
Terri L. Hett, 1959 Employee, T. Rowe Price	Assistant Vice President, Prime Reserve Fund, Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds
Charles B. Hill, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Free Intermediate Bond Fund and Tax-Free Short-Intermediate Fund; Executive Vice President, State Tax-Free Funds and Summit Municipal Funds; Vice President, Short-Term Bond Fund, Tax-Free High Yield Fund, and Tax-Free Income Fund

Ann M. Holcomb, 1972 Vice President, T. Rowe Price and T. Rowe Price Trust Company; CFA	Vice President, Capital Opportunity Fund
Michael W. Holton, 1968 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Financial Services Fund; Vice President, Capital Opportunity Fund, Dividend Growth Fund, Equity Income Fund, Growth & Income Fund, International Funds, and Value Fund
Henry H. Hopkins, 1942
Director and Vice President, T. Rowe Price Investment
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price
Trust Company; Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.
Vice President, all funds
Thomas J. Huber, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Dividend Growth Fund; Vice President, Blue Chip Growth Fund, Institutional Equity Funds, and Real Estate Fund
Kris H. Jenner, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; M.D., D. Phil.	President, Health Sciences Fund; Vice President, Blue Chip Growth Fund, Growth Stock Fund, International Funds, Mid-Cap Growth Fund, New Horizons Fund, and Small-Cap Stock Fund
Lewis M. Johnson, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund, New Era Fund, and Value Fund
T. Dylan Jones, 1971 Assistant Vice President, T. Rowe Price	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, and Tax-Exempt Money Fund
Keir R. Joyce, 1972 Vice President, T. Rowe Price	Vice President, GNMA Fund and Summit Funds; Assistant Vice President, Short-Term Bond Fund
Paul A. Karpers, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Ian D. Kelson, 1956 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, Institutional Income Funds and International Funds
Susan J. Klein, 1950 Vice President, T. Rowe Price	Vice President, Health Sciences Fund, New Era Fund, and Small-Cap Value Fund
Philip J. Kligman, 1974 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, State Tax-Free Funds, Summit Municipal Funds, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund
Marcy M. Lash, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, State Tax-Free Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund
David M. Lee, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Real Estate Fund; Vice President, Capital Appreciation Fund, Dividend Growth Fund, Growth & Income Fund, New Era Fund, and Retirement Funds
Alan D. Levenson, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D.	Vice President, California Tax-Free Funds, GNMA Fund, Inflation Protected Bond Fund, New Income Fund, Prime Reserve Fund, Reserve Investment Funds, State Tax-Free Funds, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

John D. Linehan, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	President, Value Fund; Executive Vice President, Institutional Equity Funds; Vice President, Capital Appreciation Fund, Equity Income Fund, International Funds, and New Era Fund
Patricia B. Lippert, 1953 Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.	Secretary, all funds
Kevin P. Loome, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Anh Lu, 1968
Vice President, T. Rowe Price Group, Inc. and T. Rowe Price
International, Inc.; formerly Vice President, Salomon Smith
Barney Hong Kong (to 2001); Business Development Manager,
Microsoft (to 2000)
Vice President, Global Technology Fund, International Funds, and Science & Technology Fund
Joseph K. Lynagh, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Exempt Money Fund; Executive Vice President, California Tax-Free Funds, State Tax-Free Funds, and Summit Municipal Funds; Vice President, Prime Reserve Fund, Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds

Konstantine B. Mallas, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, California Tax-Free Funds, State Tax-Free Funds, and Summit Municipal Funds; Vice President, Tax-Free High Yield Fund, Tax-Free Income Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund

Robert J. Marcotte, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Mid-Cap Growth Fund, New America Growth Fund, and Small-Cap Stock Fund
Jay S. Markowitz, 1962
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly Transplant Surgeon and Assistant Professor of
Surgery, Johns Hopkins University School of Medicine (to
2001); M.D.
Vice President, Health Sciences Fund, New Horizons Fund, and Small-Cap Stock Fund
Gregory A. McCrickard, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Small-Cap Stock Fund; Executive Vice President, Institutional Equity Funds; Vice President, Mid-Cap Value Fund, Retirement Funds, and Small-Cap Value Fund
James M. McDonald, 1949 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Prime Reserve Fund and Reserve Investment Funds; Executive Vice President, Summit Funds and U.S. Treasury Funds; Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, and Tax-Exempt Money Fund

Michael J. McGonigle, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund and Institutional Income Funds
Hugh D. McGuirk, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, State Tax-Free Funds and Tax-Efficient Funds; Vice President, Summit Municipal Funds, Tax-Free High Yield Fund, Tax-Free Income Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund

Heather K. McPherson, 1967
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly intern, Salomon Smith Barney (2001); Vice President of Finance and Administration, Putnam Lovell Securities, Inc.
(to 2000); CPA
Vice President, Mid-Cap Value Fund, New Era Fund, and Value Fund
Cheryl A. Mickel, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, U.S. Treasury Funds; Vice President, Inflation Protected Bond Fund, Short-Term Bond Fund, and Summit Funds
Joseph M. Milano, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, New America Growth Fund; Vice President, Institutional Equity Funds, Mid-Cap Growth Fund, Mid-Cap Value Fund, and Small-Cap Stock Fund
Raymond A. Mills, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; Ph.D., CFA	Executive Vice President, International Funds; Vice President, Balanced Fund, Personal Strategy Funds, and Spectrum Funds
James M. Murphy, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Portfolio Manager, Prudential Investments (to 2000); CFA	President, Tax-Free High Yield Fund; Vice President, Summit Municipal Funds and Tax-Free Income Fund
Linda A. Murphy, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free Funds and State Tax-Free Funds
Sudhir Nanda, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D., CFA	Vice President, Diversified Mid-Cap Growth Fund, Diversified Small-Cap Growth Fund, Growth & Income Fund, and Index Trust
Philip A. Nestico, 1976 Vice President, T. Rowe Price	Vice President, Capital Opportunity Fund, Diversified Mid-Cap Growth Fund, Diversified Small-Cap Growth Fund, Financial Services Fund, International Funds, and Real Estate Fund
Jason Nogueira, 1974
Employee, T. Rowe Price; formerly Healthcare Equity Analyst,
Putnam Investments (to 2004); student, Harvard Business
School (to 2003); Financial Analyst, J.W. Child Associates (to
2001); CFA
Vice President, Dividend Growth Fund and Health Sciences Fund
Edmund M. Notzon III, 1945 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; Ph.D., CFA	President, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and U.S. Bond Index Fund; Vice President, Balanced Fund, Inflation Protected Bond Fund, and New Income Fund
Charles M. Ober, 1950 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, New Era Fund; Vice President, International Funds and Real Estate Fund
David Oestreicher, 1967
Vice President, T. Rowe Price, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment
Services Limited, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., T. Rowe Price Investment Services, Inc.,
and T. Rowe Price Trust Company
Vice President, International Funds
Curt J. Organt, 1968 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Small-Cap Stock Fund and Small-Cap Value Fund
Hiroaki Owaki, 1962 Vice President, T. Rowe Price Global Investment Services Limited; formerly Senior Investment Analyst, ABN Amro Asset Management (to 2004); CFA	Vice President, Global Technology Fund
Gonzalo Px87 ngaro, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, International Funds
Timothy E. Parker, 1974
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly student, Darden Graduate School, University of
Virginia (to 2001); Financial Analyst, Robert W. Baird & Co.
Inc. (to 1999)
Vice President, Blue Chip Growth Fund, Dividend Growth Fund, New Era Fund, and New Horizons Fund
Charles G. Pepin, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund, Health Sciences Fund, Institutional Equity Funds, and Small-Cap Stock Fund
Donald J. Peters, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds; Vice President, Diversified Small-Cap Growth Fund and Dividend Growth Fund
Gregory S. Pinsky, 1975
Employee, T. Rowe Price; formerly student, University of
Chicago Graduate School of Business and intern, T. Rowe
Price (to 2004); Associate, One Equity Partners (to 2002);
Investment Banking Analyst, Robert W. Baird Inc. (to 2000);
CPA
Vice President, Health Sciences Fund
D. James Prey III, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Technology Fund, Growth Stock Fund, Media & Telecommunications Fund, and Science & Technology Fund
Larry J. Puglia, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	President, Blue Chip Growth Fund; Executive Vice President, Institutional Equity Funds and Personal Strategy Funds; Vice President, Growth Stock Fund and Retirement Funds
Karen M. Regan, 1967 Vice President, T. Rowe Price	Vice President, Blue Chip Growth Fund, Dividend Growth Fund, and Growth & Income Fund
Vernon A. Reid, Jr., 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, Inflation Protected Bond Fund, New Income Fund, Short-Term Bond Fund, and U.S. Treasury Funds
Stephen P. Richter, 1969 Vice President, T. Rowe Price; formerly Vice President, Euler ACI (to 2000); CFA	Vice President, Summit Municipal Funds, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Intermediate Bond Fund
Theodore E. Robson, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, Real Estate Fund
Brian C. Rogers, 1955 Chief Investment Officer, Director, and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company; CFA, CIC	President, Equity Income Fund and Institutional Equity Funds; Vice President, Capital Appreciation Fund, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and Value Fund
Christopher J. Rothery, 1963 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Jeffrey Rottinghaus, 1970
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly student, the Wharton School, University of
Pennsylvania (to 2001); Information Technology Consultant,
Kelly-Lewey & Associates (to 1999); CPA
Executive Vice President, Developing Technologies Fund; Vice President, Blue Chip Growth Fund, Global Technology Fund, Mid-Cap Growth Fund, New America Growth Fund, New Horizons Fund, and Science & Technology Fund

R. Todd Ruppert, 1956
Chief Executive Officer, Director, and President, T. Rowe Price
Global Asset Management Limited and T. Rowe Price Global
Investment Services Limited; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., and T. Rowe Price Trust Company
Vice President, Institutional International Funds
Federico Santilli, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; formerly Project Leader, Tempest Consultants (to 2001); CFA	Vice President, Financial Services Fund
James B.M. Seddon, 1964 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
Daniel O. Shackelford, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Inflation Protected Bond Fund and New Income Fund; Vice President, Institutional Income Funds, Short-Term Bond Fund, and U.S. Treasury Funds
Robert W. Sharps, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	Executive Vice President, Growth Stock Fund and Institutional Equity Funds; Vice President, Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund
John C.A. Sherman, 1972 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Health Sciences Fund
Charles M. Shriver, 1967 Vice President, T. Rowe Price; CFA	Executive Vice President, U.S. Bond Index Fund; Vice President, Personal Strategy Funds and Spectrum Funds
Neil Smith, 1972 Vice President, T. Rowe Price International, Inc.	Vice President, International Index Fund
Robert W. Smith, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	President, Growth Stock Fund; Executive Vice President, Institutional Equity Funds; Vice President, Blue Chip Growth Fund, International Funds, Media & Telecommunications Fund, and New America Growth Fund

Michael F. Sola, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Developing Technologies Fund and Science & Technology Fund; Vice President, Global Technology Fund, Growth Stock Fund, New Horizons Fund, and Small-Cap Stock Fund
Gabriel Solomon, 1977
Employee, T. Rowe Price; formerly student, Wharton Business
School (to 2004); Equity Analyst Intern, Wellington
Management Company, LLP (to 2003); consultant, Sibson
Management Consulting (to 2002)
Vice President, Financial Services Fund
Joshua K. Spencer, 1973
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly Research Analyst and Sector Fund Portfolio Manager,
Fidelity Investments (to 2004); student, University of Chicago
Business School (to 2000); CFA
Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Developing Technologies Fund, Global Technology Fund, Growth & Income Fund, Growth Stock Fund, and Science & Technology Fund
William J. Stromberg, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Capital Opportunity Fund; Vice President, Dividend Growth Fund, Equity Income Fund, and Tax-Efficient Funds
Walter P. Stuart III, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Taymour R. Tamaddon, 1976 Employee, T. Rowe Price; formerly intern, T. Rowe Price (to 2004); employee, Amazon.com and Kozmo.com (to 2000); Consultant, Booz Allen and Hamilton (to 2000)	Vice President, Health Sciences Fund
Timothy G. Taylor, 1975 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Free Income Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund
Dean Tenerelli, 1964 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
Thomas E. Tewksbury, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund and Institutional Income Funds
Justin Thomson, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
David A. Tiberii, 1965 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Corporate Income Fund; Vice President, Institutional Income Funds and New Income Fund
Susan G. Troll, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Prime Reserve Fund and Summit Funds
Ken D. Uematsu, 1966 Assistant Vice President, T. Rowe Price; CFA	Vice President, Index Trust and International Index Fund
Mark J. Vaselkiv, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, High Yield Fund; Executive Vice President, Corporate Income Fund and Institutional Income Funds; Vice President, Balanced Fund, Personal Strategy Funds, and Retirement Funds
J. David Wagner, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Financial Services Fund, Mid-Cap Value Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
John F. Wakeman, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Mid-Cap Growth Fund; Vice President, Diversified Mid-Cap Growth Fund, Institutional Equity Funds, and New Horizons Fund
David J. Wallack, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Mid-Cap Value Fund; Vice President, Capital Appreciation Fund, Institutional Equity Funds, New Era Fund, and Small-Cap Value Fund
Julie L. Waples, 1970 Vice President, T. Rowe Price	Vice President, all funds
David J.L. Warren, 1957
Director and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Group, Inc.; Chief Executive Officer, Director,
and President, T. Rowe Price International, Inc.; Director,
T. Rowe Price Global Asset Management Limited and T. Rowe
Price Global Investment Services Limited
President, Institutional International Funds and International Funds; Executive Vice President, Spectrum Funds; Vice President, Retirement Funds
Mark R. Weigman, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	Vice President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds
John D. Wells, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Savings Bank	Vice President, GNMA Fund, Short-Term Bond Fund, and Summit Funds
William F. Wendler II, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, Institutional International Funds and International Funds
Richard T. Whitney, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CFA	President, Balanced Fund; Executive Vice President, Diversified Small-Cap Growth Fund; Vice President, Capital Opportunity Fund, Index Trust, Institutional Equity Funds, International Funds, International Index Fund, Personal Strategy Funds, and Retirement Funds

Edward A. Wiese, 1959 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Chief Investment Officer, Director, and Vice President, T. Rowe Price Savings Bank; CFA	President, Short-Term Bond Fund and Summit Funds; Vice President, Institutional International Funds, International Funds, Prime Reserve Fund, Reserve Investment Funds, Retirement Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund

Thea N. Williams, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, High Yield Fund, and Institutional Income Funds
Paul W. Wojcik, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Diversified Small-Cap Growth Fund; Vice President, Index Trust and International Index Funds
Ernest C. Yeung, 1979 Assistant Vice President, T. Rowe Price International, Inc.; formerly analyst, HSBC Asset Management and student, Cambridge University (to 2001); CFA	Vice President, Media & Telecommunications Fund
R. Candler Young, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Mid-Cap Growth Fund, New America Growth Fund, and New Horizons Fund
Wenhua Zhang, 1970
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly student, the Wharton School, University of
Pennsylvania (to 2001); associate, Swiss Reinsurance
Company (to 1999); CFA, CPA
Vice President, Developing Technologies Fund, Global Technology Fund, Media & Telecommunications Fund, New Horizons Fund, Science & Technology Fund, Small-Cap Stock Fund, and Small-Cap Value Fund

Directors` Compensation

The funds do not pay pension or retirement benefits to their directors or officers. The following table shows remuneration paid by the funds to the independent directors. In addition to directors` fees payable to all independent directors, each director serving on the Audit Committee received $5,000 for such service for the calendar year 2004, while the chairman of the Audit Committee received $5,000 for such service for the calendar year 2004. The Lead Independent Director received $25,000 for the calendar year 2004. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International (inside directors) does not receive any remuneration from the funds.

The following table shows the total compensation from the funds paid to the directors for the calendar year 2004:
Directors	Total Compensation
Deering	$110,000
Dick	115,000
Fagin	117,417
Horn	110,417
Linaweaver	136,000
Schreiber	121,167

The following table shows the amounts paid to the directors based on accrued compensation for the calendar year 2004:
Fund	Aggregate Compensation from Fund
	Deering	Dick	Fagin	Horn	Linaweaver	Schreiber
Balanced	$1,147	$1,201	$1,203	$1,151	$1,430	$1,271
Blue Chip Growth	2,106	2,217	2,281	2,113	2,694	2,370
California Tax-Free Bond	810	842	859	812	983	882
California Tax-Free Money	779	810	826	782	944	848
Capital Appreciation	1,409	1,481	1,517	1,414	1,784	1,572
Capital Opportunity	776	807	823	779	940	844
Corporate Income	784	816	832	787	951	854
Developing Technologies	770	801	816	773	932	837
Diversified Mid-Cap Growth	766	797	812	769	927	832
Diversified Small-Cap Growth	776	807	822	778	939	844
Dividend Growth	889	927	947	892	1,089	974
Emerging Europe & Mediterranean	777	809	824	780	942	845
Emerging Markets Bond	806	839	856	809	979	879
Emerging Markets Stock	852	889	907	856	1,041	932
Equity Income	3,483	3,681	3,789	3,494	4,525	3,949
Equity Index 500	1,519	1,596	1,637	1,524	1,921	1,697
European Stock	912	951	972	915	1,116	1,000
Extended Equity Market Index	785	818	832	788	953	857
Financial Services	829	864	882	833	1,010	906
Florida Intermediate Tax-Free	781	813	829	784	947	851
Georgia Tax-Free Bond	778	809	825	781	942	847
Global Stock	776	807	823	779	940	844
Global Technology	777	809	824	780	941	846
GNMA	1,005	1,050	1,074	1,009	1,240	1,107
Government Reserve Investment	948	988	1,012	951	1,160	1,041
Growth & Income	1,112	1,163	1,191	1,115	1,380	1,229
Growth Stock	1,952	2,058	2,112	1,959	2,503	2,196
Health Sciences	975	1,019	1,041	978	1,206	1,073
High Yield	1,484	1,557	1,598	1,489	1,868	1,655
Inflation Protected Bond	767	799	813	770	929	835
Institutional Core Plus(a)	66	68	68	66	79	71
Institutional Emerging Markets Equity	769	800	815	772	931	836
Institutional Foreign Equity	929	969	991	933	1,138	1,020
Institutional High Yield	890	929	948	894	1,090	976
Institutional Large-Cap Core Growth	767	797	811	769	928	833
Institutional Large-Cap Growth	767	798	812	770	928	834
Institutional Large-Cap Value	770	801	815	773	932	838
Institutional Mid-Cap Equity Growth	829	863	880	832	1,009	905
Institutional Small-Cap Stock	841	876	893	844	1,026	919
International Bond	1,020	1,067	1,091	1,024	1,262	1,125
International Discovery	907	945	965	909	1,112	993
International Equity Index	767	799	813	770	929	835
International Growth & Income	814	849	865	817	993	889
International Stock	1,693	1,779	1,829	1,699	2,145	1,897
Japan	796	829	844	799	967	867
Latin America	799	832	847	802	970	871
Maryland Short-Term Tax-Free Bond	805	838	854	808	978	878
Maryland Tax-Free Bond	995	1,039	1,062	999	1,226	1,095
Maryland Tax-Free Money	781	813	827	784	947	850
Media & Telecommunications	892	931	950	896	1,095	978
Mid-Cap Growth	2,783	2,939	3,023	2,791	3,602	3,150
Mid-Cap Value	1,308	1,377	1,405	1,313	1,663	1,458
New America Growth	930	970	991	933	1,142	1,021
New Asia	920	960	980	924	1,128	1,009
New Era	1,050	1,099	1,122	1,054	1,305	1,158
New Horizons	1,700	1,788	1,836	1,706	2,161	1,906
New Income	1,224	1,281	1,311	1,227	1,529	1,356
New Jersey Tax-Free Bond	789	822	837	792	958	860
New York Tax-Free Bond	805	838	853	807	977	877
New York Tax-Free Money	782	813	827	784	947	850
Personal Strategy Balanced	931	972	992	934	1,146	1,022
Personal Strategy Growth	869	906	923	872	1,063	951
Personal Strategy Income	826	860	876	829	1,006	902
Prime Reserve	1,691	1,775	1,825	1,696	2,138	1,892
Real Estate	830	866	881	834	1,013	907
Reserve Investment	1,719	1,809	1,855	1,725	2,189	1,926
Retirement 2005(b)	659	691	693	662	816	716
Retirement 2010	829	868	878	837	1,015	908
Retirement 2015(b)	663	695	697	666	822	720
Retirement 2020	837	877	888	846	1,026	918
Retirement 2025(b)	661	693	695	663	819	717
Retirement 2030	802	840	850	810	978	878
Retirement 2035(b)	652	684	686	656	808	708
Retirement 2040	775	811	820	783	941	847
Retirement 2045(c)	390	408	426	408	479	390
Retirement Income	790	827	837	798	962	864
Science & Technology	1,610	1,691	1,738	1,615	2,032	1,802
Short-Term Bond	1,030	1,078	1,101	1,034	1,278	1,138
Small-Cap Stock	1,787	1,881	1,931	1,793	2,278	2,006
Small-Cap Value	1,494	1,571	1,610	1,500	1,894	1,670
Spectrum Growth	1,182	1,238	1,268	1,187	1,476	1,312
Spectrum Income	1,476	1,549	1,588	1,480	1,863	1,647
Spectrum International	778	809	823	780	942	847
Summit Cash Reserves	1,312	1,376	1,410	1,317	1,646	1,459
Summit GNMA	776	808	823	780	941	845
Summit Municipal Income	779	810	824	781	943	847
Summit Municipal Intermediate	788	820	835	791	956	859
Summit Municipal Money Market	845	881	897	848	1,031	923
Tax-Efficient Balanced	769	801	815	772	931	838
Tax-Efficient Growth	775	807	821	778	939	845
Tax-Efficient Multi-Cap Growth	766	797	811	769	927	834
Tax-Exempt Money	891	929	947	893	1,090	976
Tax-Free High Yield	973	1,016	1,038	976	1,198	1,071
Tax-Free Income	1,068	1,118	1,143	1,072	1,325	1,181
Tax-Free Intermediate Bond	792	824	839	795	961	864
Tax-Free Short-Intermediate	868	904	922	871	1,060	950
Total Equity Market Index	818	852	868	821	996	893
U.S. Bond Index	781	813	827	784	947	851
U.S. Treasury Intermediate	819	853	869	822	996	895
U.S. Treasury Long-Term	806	839	854	809	979	879
U.S. Treasury Money	942	984	1,005	946	1,157	1,036
Value	1,097	1,149	1,173	1,101	1,366	1,213
Virginia Tax-Free Bond	838	872	889	840	1,020	916

Expenses are for the period November 30, 2004 through December 31, 2004.

Expenses are for the period February 29, 2004 through December 31, 2004.

Expenses are estimated for the period May 31, 2005 to December 31, 2005.

Directors` Holdings in the Price Funds

The following tables set forth the Price Fund holdings of the independent and inside directors, as of December 31, 2004 unless otherwise indicated.

Aggregate Holdings, All Funds	Independent Directors
	Casey(a)	Deering	Dick	Fagin	Horn	Linaweaver	Rodgers(b)	Schreiber
	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	None	over $100,000
Balanced	over $100,000	None	None	None	None	None	None	None
Blue Chip Growth	None	None	$10,001-$50,000	over $100,000	$10,001-$50,000(c)	over $100,000	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None	None	None	None	None
Blue Chip Growth Fund— R Class	None	None	None	None	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None	None	None	None	None
California Tax-Free Bond	None	None	None	None	None	None	None	None
California Tax-Free Money	None	None	None	None	None	None	None	None
Capital Appreciation	None	None	over $100,000	None	None	None	$10,001-$50,000	None
Capital Appreciation Fund—Advisor Class	None	None	None	None	None	None	None	None
Capital Opportunity	None	None	None	None	None	None	None	None
Capital Opportunity Fund—Advisor Class	None	None	None	None	None	None	None	None
Capital Opportunity Fund—R Class	None	None	None	None	None	None	None	None
Corporate Income	None	None	None	None	None	None	None	None
Developing Technologies	None	None	None	None	None	None	None	None
Diversified Mid-Cap Growth	None	None	None	None	None	None	None	None
Diversified Small-Cap Growth	None	None	None	None	None	None	None	None
Dividend Growth	None	None	None	$50,001-$100,000	$10,001-$50,000(c)	None	None	None
Emerging Europe & Mediterranean	None	None	None	None	None	None	None	None
Emerging Markets Bond	None	None	None	None	None	None	None	None
Emerging Markets Stock	None	None	None	None	None	None	None	None
Equity Income	over $100,000	over $100,000	$50,001-$100,000	$50,001-$100,000	None	over $100,000	None	None
Equity Income Fund—Advisor Class	None	None	None	None	None	None	None	None
Equity Income Fund— R Class	None	None	None	None	None	None	None	None
Equity Income Portfolio	None	None	None	None	None	None	None	None
Equity Income Portfolio—II	None	None	None	None	None	None	None	None
Equity Index 500	None	None	None	None	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None	None	None	None	None
European Stock	None	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	None	None	None	None
Extended Equity Market Index	None	None	None	None	None	None	None	None
Financial Services	None	None	$10,001-$50,000	None	None	None	None	None
Florida Intermediate Tax-Free	None	None	None	None	None	None	None	None
Georgia Tax-Free Bond	None	None	None	None	None	None	None	None
Global Stock	None	None	None	None	None	None	None	None
Global Technology	None	None	None	None	None	None	None	None
GNMA	None	None	None	None	None	None	None	over $100,000
Government Reserve Investment	None	None	None	None	None	None	None	None
Growth & Income	None	None	$1-$10,000	None	None	None	None	over $100,000
Growth Stock	over $100,000	None	$10,001-$50,000	None	None	$50,001-$100,000	None	None
Growth Stock Fund—Advisor Class	None	None	None	None	None	None	None	None
Growth Stock Fund— R Class	None	None	None	None	None	None	None	None
Health Sciences	None	None	$10,001-$50,000	over $100,000	None	None	None	None
Health Sciences Portfolio	None	None	None	None	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None	None	None	None	None
High Yield	None	None	$50,001-$100,000	None	$10,001-$50,000	over $100,000	None	over $100,000
High Yield Fund—Advisor Class	None	None	None	None	None	None	None	None
Inflation Protected Bond	None	None	None	None	None	None	None	None
Institutional Core Plus	None	None	None	None	None	None	None	None
Institutional Emerging Markets Equity	None	None	None	None	None	None	None	None
Institutional Foreign Equity	None	None	None	None	None	None	None	None
Institutional High Yield	None	None	None	None	None	None	None	None
Institutional Large-Cap Core Growth	None	None	None	None	None	None	None	None
Institutional Large-Cap Growth	None	None	None	None	None	None	None	None
Institutional Large-Cap Value	None	None	None	None	None	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None	None	None	None	None	None
Institutional Small-Cap Stock	None	None	None	None	None	None	None	None
International Bond	None	None	over $100,000	None	None	over $100,000	None	None
International Bond Fund—Advisor Class	None	None	None	None	None	None	None	None
International Discovery	None	$50,001-$100,000	$10,001-$50,000	None	None	None	None	None
International Equity Index	None	over $100,000	None	None	None	None	None	None
International Growth & Income	None	None	None	None	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None	None	None	None	None
International Stock	None	None	None	over $100,000	None	over $100,000	None	None
International Stock Fund—Advisor Class	None	None	None	None	None	None	None	None
International Stock Fund— R Class	None	None	None	None	None	None	None	None
International Stock Portfolio	None	None	None	None	None	None	None	None
Japan	None	None	None	None	None	None	None	None
Latin America	None	None	None	None	None	None	None	None
Limited-Term Bond Portfolio	None	None	None	None	None	None	None	None
Maryland Short-Term Tax-Free Bond	None	None	None	None	None	None	None	None
Maryland Tax-Free Bond	None	None	None	None	None	None	None	None
Maryland Tax-Free Money	None	None	None	None	None	None	None	None
Media & Telecommunications	None	$50,001-$100,000	None	None	None	None	None	None
Mid-Cap Growth	None	over $100,000	$10,001-$50,000	over $100,000	None	None	None	None
Mid-Cap Growth Fund—Advisor Class	None	None	None	None	None	None	None	None
Mid-Cap Growth Fund— R Class	None	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None	None	None	None	None
Mid-Cap Value	None	None	None	$10,001-$50,000	None	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None	None
Mid-Cap Value Fund— R Class	None	None	None	None	None	None	None	None
New America Growth	None	None	None	None	None	None	$50,001-$100,000	None
New America Growth Portfolio	None	None	None	None	None	None	None	None
New Asia	None	None	None	$10,001-$50,000	None	None	None	None
New Era	None	None	None	None	None	None	None	None
New Horizons	None	over $100,000	$10,001-$50,000	$1-$10,000	None	over $100,000	$50,001-$100,000	None
New Income	None	None	$50,001-$100,000	None	None	over $100,000	None	over $100,000
New Income Fund—Advisor Class	None	None	None	None	None	None	None	None
New Income Fund— R Class	None	None	None	None	None	None	None	None
New Jersey Tax-Free Bond	None	None	None	None	None	None	None	None
New York Tax-Free Bond	None	None	None	None	None	None	None	None
New York Tax-Free Money	None	None	None	None	None	None	None	None
Personal Strategy Balanced	None	None	None	None	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None	None	None	None	None
Personal Strategy Growth	None	None	None	None	None	None	None	None
Personal Strategy Income	None	None	None	None	None	None	None	None
Prime Reserve	None	None	over $100,000	None	over $100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Prime Reserve Portfolio	None	None	None	None	None	None	None	None
Real Estate	None	None	None	None	None	None	None	None
Real Estate Fund—Advisor Class	None	None	None	None	None	None	None	None
Reserve Investment	None	None	None	None	None	None	None	None
Retirement 2005	None	None	None	None	None	None	None	None
Retirement 2010	None	over $100,000	None	None	None	None	None	None
Retirement 2010 Fund—Advisor Class	None	None	None	None	None	None	None	None
Retirement 2010 Fund— R Class	None	None	None	None	None	None	None	None
Retirement 2015	None	None	None	None	None	None	None	None
Retirement 2020	None	None	None	None	$10,001-$50,000	None	None	None
Retirement 2020 Fund—Advisor Class	None	None	None	None	None	None	None	None
Retirement 2020 Fund— R Class	None	None	None	None	None	None	None	None
Retirement 2025	None	None	None	None	None	None	None	None
Retirement 2030	None	None	None	None	None	None	None	None
Retirement 2030 Fund—Advisor Class	None	None	None	None	None	None	None	None
Retirement 2030 Fund— R Class	None	None	None	None	None	None	None	None
Retirement 2035	None	None	None	None	None	None	None	None
Retirement 2040	None	None	None	None	None	None	None	None
Retirement 2040 Fund—Advisor Class	None	None	None	None	None	None	None	None
Retirement 2040 Fund— R Class	None	None	None	None	None	None	None	None
Retirement Income	None	None	None	None	None	None	None	None
Retirement Income Fund—Advisor Class	None	None	None	None	None	None	None	None
Retirement Income Fund— R Class	None	None	None	None	None	None	None	None
Science & Technology	None	None	None	None	None	None	None	None
Science & Technology Fund—Advisor Class	None	None	None	None	None	None	None	None
Short-Term Bond	None	None	None	$50,001-$100,000	None	None	None	over $100,000
Short-Term Bond Fund—Advisor Class	None	None	None	None	None	None	None	None
Small-Cap Stock	None	None	$10,001-$50,000	over $100,000	None	None	None	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None	None	None	None	None
Small-Cap Value	over $100,000	None	$10,001-$50,000	None	None	None	None	None
Small-Cap Value Fund—Advisor Class	None	None	None	None	None	None	None	None
Spectrum Growth	None	None	None	None	None	None	None	None
Spectrum Income	None	None	None	None	None	None	None	None
Spectrum International	None	None	None	None	None	None	None	None
Summit Cash Reserves	None	over $100,000	over $100,000	over $100,000	None	None	None	over $100,000
Summit GNMA	None	None	None	None	None	None	None	None
Summit Municipal Income	None	None	None	None	None	None	None	over $100,000
Summit Municipal Intermediate	None	None	None	None	None	None	None	over $100,000
Summit Municipal Money Market	None	None	None	over $100,000	None	None	None	over $100,000
Tax-Efficient Balanced	None	None	None	$50,001-$100,000	None	None	None	None
Tax-Efficient Growth	None	None	None	$10,001-$50,000	None	None	None	None
Tax-Efficient Multi-Cap Growth	None	None	None	None	None	None	None	None
Tax-Exempt Money	None	None	None	None	None	None	None	over $100,000
Tax-Free High Yield	None	None	None	None	None	None	None	over $100,000
Tax-Free Income	None	None	None	None	None	None	None	over $100,000
Tax-Free Income Fund—Advisor Class	None	None	None	None	None	None	None	None
Tax-Free Intermediate Bond	None	None	None	None	None	None	None	None
Tax-Free Short-Intermediate	None	None	None	None	None	None	None	over $100,000
Total Equity Market Index	None	None	None	None	None	None	None	None
U.S. Bond Index	None	None	None	None	None	None	None	None
U.S. Treasury Intermediate	None	None	over $100,000	None	None	None	None	over $100,000
U.S. Treasury Long-Term	None	None	None	None	None	None	None	over $100,000
U.S. Treasury Money	None	None	None	None	None	None	None	over $100,000
Value	None	None	$10,001-$50,000	$50,001-$100,000	None	None	None	over $100,000
Value Fund—Advisor Class	None	None	None	None	None	None	None	None
Virginia Tax-Free Bond	None	None	None	None	None	None	None	None


(a)Holdings are current as of May 31, 2005.

(b)Holdings are current as of April 25, 2005.

(c)Holdings are current as of February 1, 2005.

Aggregate Holdings, All Funds	Inside Directors
	Kennedy	Laporte	Miller	Riepe
	over $100,000	over $100,000	over $100,000	over $100,000
Balanced	None	None	None	over $100,000
Blue Chip Growth	None	None	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None
Blue Chip Growth Fund—R Class	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None
California Tax-Free Bond	None	None	None	None
California Tax-Free Money	None	None	None	None
Capital Appreciation	over $100,000	over $100,000	None	over $100,000
Capital Appreciation Fund—Advisor Class	None	None	None	None
Capital Opportunity	$10,001-$50,000	over $100,000	None	None
Capital Opportunity Fund—Advisor Class	None	None	None	None
Capital Opportunity Fund—R Class	None	None	None	None
Corporate Income	None	None	None	None
Developing Technologies	None	over $100,000	over $100,000	None
Diversified Mid-Cap Growth	None	None	None	None
Diversified Small-Cap Growth	None	None	None	None
Dividend Growth	$50,001-$100,000	None	None	None
Emerging Europe & Mediterranean	None	None	None	None
Emerging Markets Bond	None	None	None	None
Emerging Markets Stock	over $100,000	None	None	over $100,000
Equity Income	$10,001-$50,000	None	over $100,000	over $100,000
Equity Income Fund—Advisor Class	None	None	None	None
Equity Income Fund—R Class	None	None	None	None
Equity Income Portfolio	None	None	None	None
Equity Income Portfolio—II	None	None	None	None
Equity Index 500	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None
European Stock	None	$10,001-$50,000	$50,001-$100,000	over $100,000
Extended Equity Market Index	None	None	None	None
Financial Services	None	None	None	None
Florida Intermediate Tax-Free	None	None	None	None
Georgia Tax-Free Bond	None	None	None	None
Global Stock	None	None	None	None
Global Technology	None	None	None	None
GNMA	None	None	None	None
Government Reserve Investment	None	None	None	None
Growth & Income	None	None	None	over $100,000
Growth Stock	over $100,000	over $100,000	None	None
Growth Stock Fund—Advisor Class	None	None	None	None
Growth Stock Fund—R Class	None	None	None	None
Health Sciences	over $100,000	None	None	None
Health Sciences Portfolio	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None
High Yield	None	None	None	over $100,000
High Yield Fund—Advisor Class	None	None	None	None
Inflation Protected Bond	None	None	None	None
Institutional Core Plus	None	None	None	None
Institutional Emerging Markets Equity	None	None	None	None
Institutional Foreign Equity	None	None	None	None
Institutional High Yield	None	None	None	None
Institutional Large-Cap Core Growth	None	None	None	None
Institutional Large-Cap Growth	None	None	None	None
Institutional Large-Cap Value	None	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None	None
Institutional Small-Cap Stock	None	None	None	None
International Bond	None	None	over $100,000	None
International Bond Fund—Advisor Class	None	None	None	None
International Discovery	over $100,000	over $100,000	None	$1-$10,000
International Equity Index	None	None	None	None
International Growth & Income	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None
International Stock	over $100,000	over $100,000	over $100,000	None
International Stock Fund—Advisor Class	None	None	None	None
International Stock Fund—R Class	None	None	None	None
International Stock Portfolio	None	None	None	None
Japan	over $100,000	None	$50,001-$100,000	over $100,000
Latin America	$50,001-$100,000	None	None	None
Limited-Term Bond Portfolio	None	None	None	None
Maryland Short-Term Tax-Free Bond	None	None	over $100,000	None
Maryland Tax-Free Bond	None	over $100,000	over $100,000	None
Maryland Tax-Free Money	None	None	over $100,000	None
Media & Telecommunications	over $100,000	None	None	None
Mid-Cap Growth	over $100,000	over $100,000	None	$50,001-$100,000
Mid-Cap Growth Fund—Advisor Class	None	None	None	None
Mid-Cap Growth Fund—R Class	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None
Mid-Cap Value	over $100,000	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None
Mid-Cap Value Fund—R Class	None	None	None	None
New America Growth	over $100,000	over $100,000	None	None
New America Growth Portfolio	None	None	None	None
New Asia	over $100,000	over $100,000	over $100,000	$10,001-$50,000
New Era	over $100,000	None	over $100,000	None
New Horizons	None	over $100,000	over $100,000	None
New Income	None	$50,001-$100,000	None	None
New Income Fund—Advisor Class	None	None	None	None
New Income Fund—R Class	None	None	None	None
New Jersey Tax-Free Bond	None	None	None	None
New York Tax-Free Bond	None	None	None	None
New York Tax-Free Money	None	None	None	None
Personal Strategy Balanced	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None
Personal Strategy Growth	None	None	None	None
Personal Strategy Income	None	None	None	None
Prime Reserve	over $100,000	$10,001-$50,000	None	over $100,000
Prime Reserve Portfolio	None	None	None	None
Real Estate	None	None	None	None
Real Estate Fund—Advisor Class	None	None	None	None
Reserve Investment	None	None	None	None
Retirement 2005	None	None	None	None
Retirement 2010	None	None	None	None
Retirement 2010 Fund—Advisor Class	None	None	None	None
Retirement 2010 Fund—R Class	None	None	None	None
Retirement 2015	None	None	None	None
Retirement 2020	None	None	None	None
Retirement 2020 Fund—Advisor Class	None	None	None	None
Retirement 2020 Fund—R Class	None	None	None	None
Retirement 2025	None	None	None	None
Retirement 2030	None	None	None	None
Retirement 2030 Fund—Advisor Class	None	None	None	None
Retirement 2030 Fund—R Class	None	None	None	None
Retirement 2035	None	None	None	None
Retirement 2040	None	None	None	None
Retirement 2040 Fund—Advisor Class	None	None	None	None
Retirement 2040 Fund—R Class	None	None	None	None
Retirement Income	None	None	None	None
Retirement Income Fund—Advisor Class	None	None	None	None
Retirement Income Fund—R Class	None	None	None	None
Science & Technology	None	over $100,000	$10,001-$50,000	None
Science & Technology Fund—Advisor Class	None	None	None	None
Short-Term Bond	None	None	over $100,000	over $100,000
Short-Term Bond Fund—Advisor Class	None	None	None	None
Small-Cap Stock	over $100,000	None	$10,001-$50,000	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None
Small-Cap Value	None	None	None	over $100,000
Small-Cap Value Fund—Advisor Class	None	None	None	None
Spectrum Growth	None	None	None	None
Spectrum Income	None	None	None	None
Spectrum International	None	None	None	None
Summit Cash Reserves	over $100,000	over $100,000	None	over $100,000
Summit GNMA	None	None	None	None
Summit Municipal Income	None	None	None	None
Summit Municipal Intermediate	None	None	None	None
Summit Municipal Money Market	over $100,000	None	None	over $100,000
Tax-Efficient Balanced	None	None	over $100,000	None
Tax-Efficient Growth	None	None	None	None
Tax-Efficient Multi-Cap Growth	None	None	None	None
Tax-Exempt Money	over $100,000	None	over $100,000	None
Tax-Free High Yield	None	None	None	None
Tax-Free Income	None	None	over $100,000	None
Tax-Free Income Fund—Advisor Class	None	None	None	None
Tax-Free Intermediate Bond	None	None	None	None
Tax-Free Short-Intermediate	None	None	None	over $100,000
Total Equity Market Index	None	None	None	None
U.S. Bond Index	None	None	None	None
U.S. Treasury Intermediate	None	None	None	None
U.S. Treasury Long-Term	None	None	$50,001-$100,000	None
U.S. Treasury Money	None	None	None	None
Value	over $100,000	over $100,000	$50,001-$100,000	over $100,000
Value Fund—Advisor Class	None	None	None	None
Virginia Tax-Free Bond	None	None	None	None


Portfolio Managers` Holdings in the Price Funds

The following table sets forth the Price Fund holdings of each fund`s portfolio manager(s).
Fund		Range of Fund Holdings as of Fund`s Fiscal Year (unless otherwise indicated a)	All Funds Range as of 12/31/04
Portfolio Manager
Balanced	Richard T. Whitney Edmund M. Notzon III	$100,001-$500,000none	over $1,000,000500,001-1,000,000
Blue Chip Growth	Larry J. Puglia	500,001-1,000,000	over $1,000,000
Capital Appreciation	Stephen W. Boesel	500,001-1,000,000	over $1,000,000
Capital Opportunity	William J. Stromberg	100,001-500,000	over $1,000,000
Corporate Income(b)	David A. Tiberii	1-10,000	100,001-500,000
Developing Technologies	Jeffrey Rottinghaus(e)
Diversified Mid-Cap Growth	Donald J. Peters	100,001-500,000	over $1,000,000
Diversified Small-Cap Growth	Paul W. Wojcik	100,001-500,000	100,001-500,000
Dividend Growth	Thomas J. Huber	100,001-500,000	over $1,000,000
Emerging Europe & Mediterranean(b)	Christopher D. Alderson	none	over $1,000,000
Emerging Markets Bond	Michael J. Conelius	50,001-100,000	500,001-1,000,000
Emerging Markets Stock (b)	Christopher D. Alderson Frances Dydasco(c) Mark J.T. Edwards Gonzalo Px87 ngaro	100,001-500,000 none none 50,001-100,000	over $1,000,000 none 500,001-1,000,000 over $1,000,000
Equity Income	Brian C. Rogers	over $1,000,000	over $1,000,000
Equity Index 500	Eugene F. Bair	10,001-50,000	50,001-100,000
European Stock (b)	James B.M. Seddon	10,001-50,000	100,001-500,000
Extended Equity Market Index	Eugene F. Bair	1-10,000	50,001-100,000
Financial Services	Michael W. Holton	10,001-50,000	100,001-500,000
Global Stock	Robert N. Gensler	500,001-1,000,000(d)	500,001-1,000,000(d)
Global Technology	Robert N. Gensler	50,001-100,000	500,001-1,000,000
GNMA(b)	Connice A. Bavely	none	over $1,000,000
Growth & Income	Anna M. Dopkin	100,001-500,000	500,001-1,000,000
Growth Stock	Robert W. Smith	over $1,000,000	over $1,000,000
Health Sciences	Kris H. Jenner	100,001-500,000	100,001-500,000
High Yield(b)	Mark J. Vaselkiv	100,001-500,000	over $1,000,000
Inflation Protected Bond(b)	Daniel O. Shackelford	10,001-50,000	500,001-1,000,000
International Bond	Ian D. Kelson	100,001-500,000	100,001-500,000
International Discovery (b)	Frances Dydasco(c) Mark J.T. Edwards M. Campbell Gunn(c) Justin Thomson	none 100,001-500,000 none 100,001-500,000	none 500,001-1,000,000 none 100,001-500,000
International Equity Index	Eugene F. Bair	none(d)	50,001-100,000(d)
International Growth & Income(b)	Raymond A. Mills, Ph.D.	100,001-500,000	100,001-500,000
International Stock (b)	Mark C.J. Bickford-Smith Dean Tenerelli(c) David J.L. Warren	100,001-500,000 none 100,001-500,000	100,001-500,000 none 100,001-500,000
Japan(b)	M. Campbell Gunn(c) David J.L. Warren	none 50,001-100,000	none 100,001-500,000
Latin America(b)	Gonzalo Px87 ngaro	100,001-500,000	over $1,000,000
Maryland Short-Term Tax-Free Bond	Charles B. Hill	none	500,001-1,000,000
Maryland Tax-Free Bond	Hugh D. McGuirk	10,001-50,000	500,001-1,000,000
Maryland Tax-Free Money	Joseph K. Lynagh	1-10,000	500,001-1,000,000
Media & Telecommunications	P. Robert Bartolo Henry M. Ellenbogen	50,001-100,000(d)50,001-100,000(d)	500,001-1,000,000(d)100,001-500,000(d)
Mid-Cap Growth	Brian W.H. Berghuis	over $1,000,000	over $1,000,000
Mid-Cap Value	David J. Wallack	100,001-500,000	500,001-1,000,000
New America Growth	Joseph M. Milano	100,001-500,000	500,001-1,000,000
New Asia(b)	Frances Dydasco(c) Mark J.T. Edwards Anh Lu(c)	none 100,001-500,000 none	none 500,001-1,000,000 none
New Era	Charles M. Ober	100,001-500,000	500,001-1,000,000
New Horizons	John H. Laporte	over $1,000,000	over $1,000,000
New Income(b)	Daniel O. Shackelford	10,001-50,000	500,001-1,000,000
Personal Strategy Balanced(b)	Edmund M. Notzon III	10,001-50,000	500,001-1,000,000
Personal Strategy Growth(b)	Edmund M. Notzon III	10,001-50,000	500,001-1,000,000
Personal Strategy Income(b)	Edmund M. Notzon III	10,001-50,000	500,001-1,000,000
Prime Reserve(b)	James M. McDonald	50,001-100,000	over $1,000,000
Real Estate	David M. Lee	50,001-100,000	500,001-1,000,000
Retirement 2005(b)	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 2010 (b)	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 2015(b)	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 2020 (b)	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 2025(b)	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 2030(b)	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 2035(b)	Jerome A. Clark Edmund M. Notzon III	100,001-500,000 none	100,001-500,000 500,001-1,000,000
Retirement 2040 (b)	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement Income(b)	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Science & Technology	Michael F. Sola	50,001-100,000	over $1,000,000
Short-Term Bond(b)	Edward A. Wiese	50,001-100,000	over $1,000,000
Small-Cap Stock	Gregory A. McCrickard	100,001-500,000	over $1,000,000
Small-Cap Value	Preston G. Athey	over $1,000,000	over $1,000,000
Spectrum Growth	Edmund M. Notzon III	100,001-500,000	500,001-1,000,000
Spectrum Income	Edmund M. Notzon III	10,001-50,000	500,001-1,000,000
Spectrum International	Mark C.J. Bickford-Smith	none	100,001-500,000
Summit Cash Reserves (b)	James M. McDonald	10,001-50,000	over $1,000,000
Summit GNMA(b)	Connice A. Bavely	none	over $1,000,000
Summit Municipal Income(b)	Konstantine B. Mallas	10,001-50,000	500,001-1,000,000
Summit Municipal Intermediate(b)	Charles B. Hill	none	500,001-1,000,000
Summit Municipal Money Market(b)	Joseph K. Lynagh	none	500,001-1,000,000
Tax-Efficient Balanced	Hugh D. McGuirk Donald J. Peters	1-10,000100,001-500,000	500,001-1,000,000 over $1,000,000
Tax-Efficient Growth	Donald J. Peters	over $1,000,000	over $1,000,000
Tax-Efficient Multi-Cap Growth	Donald J. Peters	100,001-500,000	over $1,000,000
Tax-Exempt Money	Joseph K. Lynagh	none	500,001-1,000,000
Tax-Free High Yield	James M. Murphy	50,001-100,000	100,001-500,000
Tax-Free Income	Mary J. Miller	100,001-500,000	over $1,000,000
Tax-Free Intermediate Bond	Charles B. Hill	none	500,001-1,000,000
Tax-Free Short-Intermediate	Charles B. Hill	none	500,001-1,000,000
Total Equity Market Index	Eugene F. Bair	1-10,000	50,001-100,000
U.S. Bond Index(b)	Edmund M. Notzon III	10,001-50,000	500,001-1,000,000
U.S. Treasury Intermediate(b)	Cheryl A. Mickel	10,001-50,000	100,001-500,000
U.S. Treasury Long-Term(b)	Brian J. Brennan	none	100,001-500,000
U.S. Treasury Money(b)	James M. McDonald	none	over $1,000,000
Value	John D. Linehan	100,001-500,000	over $1,000,000

(a)See table on page 6 for the fiscal year of the funds.

(b)The Range of Fund Holdings is as of December 31, 2004.

(c)The portfolio manager resides outside the U.S. in a jurisdiction where there are significant legal restrictions on sales to non-U.S. investors.

(d)The individual assumed portfolio management responsibility on April 1, 2005. Holdings are current as of April 22, 2005.

(e)The individual assumed portfolio management responsibility on July 1, 2005. Holdings are current as of June 30, 2005.

The following funds may be purchased only by institutional investors.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year (unless otherwise indicated a)	All Funds Range as of 12/31/04
Portfolio Manager
Institutional Emerging Markets Equity(b)	Christopher D. Alderson Frances Dydasco Mark J.T. Edwards Gonzalo Px87 ngaro David J.L. Warren	none none none none none	over $1,000,000 none 500,001-1,000,000 over $1,000,000 100,001-500,000
Institutional Foreign Equity (b)	Mark C.J. Bickford-Smith Dean Tenerelli(c) David J.L. Warren	none none none	100,001-500,000 none 100,001-500,000
Institutional Core Plus(b)	Brian J. Brennan	none	100,001-500,000
Institutional High Yield(b)	Mark J. Vaselkiv	none	over $1,000,000
Institutional Large-Cap Core Growth	Larry J. Puglia	none	over $1,000,000
Institutional Large-Cap Growth	Robert W. Sharps	none	500,001-1,000,000
Institutional Large-Cap Value	John D. Linehan	none	over $1,000,000
Institutional Mid-Cap Equity Growth	Brian W.H. Berghuis	none	over $1,000,000
Institutional Small-Cap Stock	Gregory A. McCrickard	none	over $1,000,000


(a) See table on page 6 for the fiscal year of the funds.

(b) The Range of Fund Holdings is as of December 31, 2004.

(c)The portfolio manager resides outside the U.S. in a jurisdiction where there are significant legal restrictions on sales to non-U.S. investors.

The following funds are designed as investment options for insurance companies issuing variable annuity or variable life insurance contracts. Variable life insurance contracts may not be suitable investments for these portfolio managers.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year (12/31/04)	All Funds Range as of 12/31/04
Portfolio Manager
Blue Chip Growth Portfolio	Larry J. Puglia	none	over $1,000,000
Equity Income Portfolio	Brian C. Rogers	none	over $1,000,000
Equity Index 500 Portfolio	Eugene F. Bair	none	50,001-100,000
Health Sciences Portfolio	Kris H. Jenner	none	100,001-500,000
International Stock Portfolio	Mark C.J. Bickford-Smith Dean Tenerelli(a) David J.L. Warren	none none none	100,001-500,000 none 100,001-500,000
Limited-Term Bond Portfolio	Edward A. Wiese	none	over $1,000,000
Mid-Cap Growth Portfolio	Brian W.H. Berghuis	none	over $1,000,000
New America Growth Portfolio	Joseph M. Milano	none	500,001-1,000,000
Personal Strategy Balanced Portfolio	Edmund M. Notzon III	none	500,001-1,000,000
Prime Reserve Portfolio	James M. McDonald	none	over $1,000,000

(a)The portfolio manager resides outside the U.S. in a jurisdiction where there are significant legal restrictions on sales to non-U.S. investors.

The following funds are designed for persons residing in the indicated state. The portfolio managers reside in Maryland.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year	All Funds Range as of 12/31/04
Portfolio Manager
California Tax-Free Bond	Konstantine B. Mallas	none	500,001-1,000,000
California Tax-Free Money	Joseph K. Lynagh	none	500,001-1,000,000
Florida Intermediate Tax-Free	Charles B. Hill	none	500,001-1,000,000
Georgia Tax-Free Bond	Hugh D. McGuirk	none	500,001-1,000,000
New Jersey Tax-Free Bond	Konstantine B. Mallas	none	500,001-1,000,000
New York Tax-Free Bond	Konstantine B. Mallas	none	500,001-1,000,000
New York Tax-Free Money	Joseph K. Lynagh	none	500,001-1,000,000
Virginia Tax-Free Bond	Hugh D. McGuirk	none	500,001-1,000,000

(a)See table on page 6 for the fiscal year of the funds.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund`s prospectus, though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by our Investment Steering Committees and those funds are the same ones presented to our mutual fund directors in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Funds. Compensation is viewed with a long-term time horizon. The more consistent a manager`s performance over time, the higher the compensation opportunity. The increase or decrease in a fund`s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund`s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

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The following table sets forth the number and total assets of the mutual funds and accounts managed by the Price Funds` portfolio managers as of December 31, 2004 unless otherwise indicated.
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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Christopher D. Alderson	7	$801,471,108	2	$1,696,681,316	2	$439,699,626
Preston G. Athey	7	6,630,957,856	2	75,132,711	9	918,696,159
Eugene F. Bair	7	5,403,736,935	1	3,247,307,852	1	492,923,660
P. Robert Bartolo	1	438,133,385	—	—	—	—
Connice A. Bavely	2	1,435,181,646	—	—	—	—
Brian W.H. Berghuis	9	16,893,531,971	1	36,625,295	5	283,678,730
Mark C.J. Bickford-Smith	6	1,397,418,068	2	294,440,220	19	5,663,643,980
Stephen W. Boesel	3	7,940,876,096	—	—	6	96,892,813
Brian J. Brennan	2	247,681,679	4	1,986,097,202	7	505,514,079
Jerome A. Clark	9	3,618,054,776	—	—	—	—
Michael J. Conelius	1	277,855,354	2	349,441,810	—	—
Anna M. Dopkin	1	1,880,954,988	—	—	—	—
Frances Dydasco	3	637,089,242	—	—	—	—
Mark J.T. Edwards	3	971,975,674	—	—	—	—
Henry M. Ellenbogen	1	438,133,385	—	—	—	—
Robert N. Gensler	3	312,607,280	3	385,745,054	1	21,768,886
M. Campbell Gunn	2	372,927,914	—	—	—	—
Charles B. Hill(a)	5	1,235,414,563	—	—	16	906,128,015
Michael W. Holton	1	411,210,450	—	—	—	—
Thomas J. Huber	1	753,775,237	—	—	—	—
Kris H. Jenner	6	2,307,293,810	1	147,877,067	2	104,559,179
Ian D. Kelson	6	2,014,046,055	15	329,418,455	6	179,215,307
John H. Laporte	2	6,131,981,527	1	35,198,888	5	503,668,302
David M. Lee	1	641,264,384	—	—	—	—
John D. Linehan	3	3,183,536,163	2	312,577,262	9	880,375,955
Joseph K. Lynagh(a)	5	1,785,766,750	—	—	13	376,548,014
Konstantine B. Mallas(a)	4	779,882,839	—	—	3	26,125,112
Gregory A. McCrickard	4	7,620,228,267	2	260,431,065	8	1,619,364,708
James M. McDonald	4	8,989,178,076	—	—	—	—
Hugh D. McGuirk(a)	4	1,834,258,240	—	—	10	277,660,977
Cheryl A. Mickel	1	290,937,741	1	2,845,672,638	16	2,541,633,640
Joseph M. Milano	2	1,011,081,983	—	—	—	—
Mary J. Miller(a)	1	1,725,348,613	—	—	2	198,199,428
Raymond A. Mills, Ph.D.	3	684,095,524	—	—	1	37,402,700
James M. Murphy(a)	1	1,248,139,135	—	—	—	—
Edmund M. Notzon III	10	10,191,765,987	5	957,357,818	9	1,125,594,244
Charles M. Ober	2	2,386,369,205	—	—	4	644,289,160
Gonzalo Px87 ngaro	2	522,927,081	—	—	—	—
Donald J. Peters(a)	14	1,748,770,200	—	—	28	1,822,646,888
Larry J. Puglia	9	11,238,526,449	2	307,799,499	11	961,305,414
Brian C. Rogers	13	25,967,914,718	—	—	17	1,390,486,873
Jeffrey Rottinghaus(b)
James B.M. Seddon	3	874,031,103	—	—	1	189,597,714
Daniel O. Shackelford	4	3,091,995,946	—	—	6	1,410,023,606
Robert W. Sharps	7	1,715,201,109	2	124,952,268	4	403,184,059
Robert W. Smith	11	11,673,930,198	3	76,906,002	4	235,425,273
Michael F. Sola(c)			—	—	—	—
William J. Stromberg	5	1,081,172,443	3	898,766,213	9	1,993,242,730
Dean Tenerelli	2	3,838,152,109	4	81,156,381	1	43,451,304
Justin Thomson	1	551,252,319	—	—	—	—
David A. Tiberii	1	215,774,808	2	494,392,535	11	1,758,931,450
Mark J. Vaselkiv	6	5,368,654,394	13	3,937,459,693	17	2,058,383,274
David J. Wallack	3	5,290,311,031	1	37,263,095	1	2,058,383,274
David J.L. Warren	5	1,408,259,528	1	311,849,065	—	—
Richard T. Whitney	2	1,624,896,754	—	—	—	—
Edward A. Wiese	2	1,608,939,490	—	—	8	919,167,028
Paul W. Wojcik	4	801,969,985	—	—	1	42,418,803
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(a)The information for these individuals is as of February 28, 2005, which is the fiscal year of the mutual funds they manage.
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
(b)The individual assumed portfolio management responsibility on July 1, 2005, therefore information for this individual is as of June 30, 2005.
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
(c)The information for this individual is as of June 30, 2005 due to a shift in portfolio management responsibility.
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Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager`s Compensation" section, our portfolio managers` compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the "Portfolio Transactions" section of this Statement of Additional Information for more information on our brokerage and trade allocation policies.

PRINCIPAL HOLDERS OF SECURITIES

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As of May 31, 2005, the directors and officers of the funds, as a group, owned less than 1% of the outstanding shares of any fund.
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As of May 31, 2005, the following shareholders of record owned more than 5% of the outstanding shares of the indicated funds and/or classes.

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Fund	Shareholder	%
Balanced	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department P.O. Box 17215 Baltimore, Maryland 21297-1215	50.80(c)
Blue Chip Growth	Fidelity Investments
Institutional Operations Company
100 Magellan Way (KW1C)
Covington, Kentucky 41015-1999

Pirateline & Co.
T. Rowe Price Associates
Attn.: Fund Accounting Department
100 East Pratt Street
Baltimore, Maryland 21202-1009

T. Rowe Price Retirement Plan Services TR
Blue Chip Growth Fund
Attn.: Asset Reconciliations
P.O. Box 17215
Baltimore, Maryland 21297-1215
5.63 5.72 34.23(b)
Blue Chip Growth Fund—Advisor Class	John Hancock Life Insurance Company USA
Attn.: Laura Ross SRS Accounting
250 Bloor Street East 7E Floor
Toronto Ontario Canada M4W1E5

National Financial Services for the Exclusive Benefit of
Our Customers
200 Liberty Street
One Financial Center, 4th Floor
New York, New York 10281-1015
76.20(a) 5.70
Blue Chip Growth Fund—R Class	American United Life
Separate Account II
Attn.: Dan Schluge
P.O. Box 1995
Indianapolis, Indiana 46206-9102

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Account
Retirement BCR
P.O. Box 17215
Baltimore, Maryland 21297-1215
20.72 15.89 48.37(b)
California Tax-Free Money	Georgette O`Connor Day TR Georgette O`Connor Day Trust Los Angeles, California	7.72
Capital Appreciation	Charles Schwab & Co., Inc. Reinvest Account Attn.: Mutual Fund Department 101 Montgomery Street San Francisco, California 94104-4122 National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	9.12 8.36 9.67
Capital Appreciation Fund—Advisor Class	Emjay Co. Wallace Montgomery Assoc. LLP 401(k) 5001 N. Lydell Avenue Milwaukee, Wisconsin 53217-5531 National Financial Services for the Exclusive Benefit of Our Customers Pershing LLC P.O. Box 2052 Jersey City, New Jersey 07303-2052	7.29 12.29 22.28
Capital Opportunity	Swebak & Co. c/o Amcore Investment Group N A P.O. Box 4599 Rockford, Illinois 61110-4599	14.32
Capital Opportunity Fund—Advisor Class	T. Rowe Price Associates Attn.: Financial Reporting Department	100.00(e)
Capital Opportunity Fund—R Class	T. Rowe Price Associates Attn.: Financial Reporting Department	100.00(e)
Corporate Income	Yachtcrew & Co. T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202-1009	50.24(d)
Developing Technologies	Trustees of T. Rowe Price U.S. Retirement Program Attn.: Financial Reporting Department	8.22
Dividend Growth	T. Rowe Price Trust Company, Inc. Dividend Growth Fund (DGF) Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215	17.13
Emerging Europe & Mediterranean	National Financial Services LLC for the Exclusive Benefit of Our Customers	16.75
Emerging Markets Bond	Charles Schwab & Co., Inc. Yachtcrew & Co.	5.56 28.35(d)
Emerging Markets Stock	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers Pirateline & Co. T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	10.20 6.22 11.58 8.08
Equity Income	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	20.96
Equity Income Fund—Advisor Class	John Hancock Life Insurance Company USA

National Financial Services for the Exclusive Benefit of
Our Customers

Prudential Retirement Insurance & Annuity Company
Omnibus Account
Attn.: Hector Flores
280 Trumbull Street
Hartford, Connecticut 06103-3509
17.77 50.24(a) 5.03
Equity Income Fund—R Class	American United Life Nationwide Trust Company FSB Prudential Retirement Insurance & Annuity Company Unified Trust Company NA Attn.: Christina Redmon 2353 Alexandria Drive, Suite 100 Lexington, Kentucky 40504-3208 Wachovia Bank FBO Various Retirement Plans 1525 West W.T. Harris Boulevard Charlotte, North Carolina 28288-0001	9.80 10.93 7.71 13.14 5.36
Equity Index 500	Retirement Portfolio 2010
T. Rowe Price Associates
Attn.: Fund Accounting Department
100 East Pratt Street
Baltimore, Maryland 21202-1009

T. Rowe Price Trust Company, Inc.
Attn.: RPS Control Department
10090 Red Run Boulevard
Owings Mills, Maryland 21117-4842
5.03 28.48(c)
European Stock	Charles Schwab & Co., Inc.	9.10
Extended Equity Market Index	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	22.42
Financial Services	Charles Schwab & Co., Inc.	6.01
Georgia Tax-Free Bond	Charles Schwab & Co., Inc.	5.98
Global Stock	T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan Install Team for #113 P.O. Box 17215 Baltimore, Maryland 21297-1215	14.18
GNMA	Yachtcrew & Co.	42.54(d)
Government Reserve Investment	Barnaclesail
c/o T. Rowe Price Associates
Attn.: Mid-Cap Growth Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Bridgesail & Co.
c/o T. Rowe Price Associates
Attn.: Science & Technology Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Mainbody & Co.
c/o T. Rowe Price Associates
Attn.: GNMA Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

T. Rowe Price Retirement Plan Services, Inc.
Attn.: RPS Cash Group
4555 Painters Mill Road
Owings Mills, Maryland 21117-4903
53.17(a) 7.59 22.63 9.24
Growth & Income	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	27.99(c)
Growth Stock	Saxon and Co. Omnibus Account P.O. Box 7780-1888 Philadelphia, Pennsylvania 19182-0001 T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	6.07 16.34
Growth Stock Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers

PFPC Brokerage Inc.
PFPC Wrap Services
FBO Neuberger Berman
760 Moore Road
King of Prussia, Pennsylvania 19406-1212

U.S. Bank
FBO Private Asset Department
OA Platform
P.O. Box 1787
Milwaukee, Wisconsin 53201-1787
36.06(a) 5.53 8.00
Growth Stock Fund—R Class	American United Life Nationwide Trust Company FSB Suntrust Bank TR FBO Checkfree Services Corporation 401(k) c/o FASCORP Record Keeper 8515 East Orchard Road, #2T2 Greenwood Village, Colorado 80111-5002 Suntrust Bank TR FBO Florida Rock Industries Inc. PS & Deferred Earnings Pl c/o FASCORP 8515 East Orchard Road Attn.: 2T2 Englewood, Colorado 80111-5002	13.30 10.75 6.80 16.25
Health Sciences	John Hancock Life Insurance Company USA	8.33
High Yield	Yachtcrew & Co.	25.31(d)
High Yield Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	91.36(a)
Inflation Protected Bond	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Inflation Protected Bond P.O. Box 17215 Baltimore, Maryland 21297-1215	14.79
Institutional Core Plus	TRP Finance, Inc. 802 West Street Suite 301 Wilmington, Delaware 19801-1526	100.00(f)
Institutional Emerging Markets Equity	Harris Trust & Savings Bank Agent for Various Trust/
Custodian Accounts
Cash Account
Mutual Funds Unit
P.O. Box 71940
Chicago, Illinois 60694-1940

Harris Trust & Savings Bank Agent for Various Trust/
Custodian Accounts
Reinvest Account
Mutual Funds Unit
P.O. Box 71940
Chicago, Illinois 60694-1940

TRP Finance, Inc.
59.31(a) 13.08 5.50
Institutional Foreign Equity	National Financial Services for the Exclusive Benefit of Our Customers State of Nebraska Investment Council Fund Moderate Pre-Mix Fund 941 "O" Street, Suite 500 Lincoln, Nebraska 68508-3625 Strafe & Co. FAO Indianapolis Museum of Art P.O. Box 160 Westerville, Ohio 43086-0160 UBATCO & Co. FBO College Savings Plan of Nebraska P.O. Box 82535 Lincoln, Nebraska 68501-2535	9.08 11.42 5.31 6.80
Institutional High Yield	Bread & Co.
c/o T. Rowe Price Associates
Attn.: Balanced Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Ladybug & Co.
c/o T. Rowe Price Associates
Attn.: Personal Strategy Balanced Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Northern Trust Company TR
FBO Avaya
P.O. Box 92956
Chicago, Illinois 60675-2956

State Street Bank & Trust Co. Trust
For Defined Benefit Plans of Zeneca Holdings Inc.
Attn.: Robert Skinner
One Enterprise Drive, W5C
North Quincy, Massachusetts 02171-2126

The Bank of New York Custodian
FBO University of Arkansas FDN & University of Arkansas
System-Total Return Pool
Attn.: Warren Suco
One Wall Street, 12th Floor South
New York, New York 10286-0001
19.53 7.37 12.95 16.25 6.47
Institutional Large-Cap Core Growth	Post & Co.
c/o The Bank of New York
Mutual Fund Reorg Department, 6th Floor
P.O. Box 1066
Wall Street Station
New York, New York 10268-1066

The Jewish Foundation of Cincinnati
8044 Montgomery Road, Suite 700
Cincinnati, Ohio 45236-2926

TRP Finance, Inc.

TRUCOJO
Nominee for the Trust Company of St. Joseph Trust
Accounts
P.O. Box 846
St. Joseph, Missouri 64502-0846
57.18(a) 28.49(a) 7.32 7.00
Institutional Large-Cap Growth	Aage V. Jensen Charity Foundation c/o Mette Fabricius Skov 2 Clumps Road Farnham GU10 3HF UK Episcopal Community Services of the Diocese of Pennsylvania Attn.: Arthur J. Eyre 225 South 3rd Street Philadelphia, Pennsylvania 19106-3910 J.P. Morgan TR Allen & Co. 3 Chase Metrotech Center, 6th Floor Brooklyn, New York 11245-0001 National Merit Scholarship Corporation 1560 Sherman Avenue Suite 200 Evanston, Illinois 60201-4816 Reinco P.O. Box 1930 Honolulu, Hawaii 96805-1930 Wave Board & Co. c/o State Street Bank and Trust Attn.: Rob Spencer 1 Enterprise Drive, #W3A Quincy, Massachusetts 02171-2126	12.53 16.17 9.98 24.35 10.18 13.60
Institutional Large-Cap Value	Aage V. Jensen Charity Foundation Carey & Co. c/o Huntington Trust Co. 7 Easton Oval Columbus, Ohio 43219-6010 Charles Schwab & Co., Inc. Episcopal Community Services of the Diocese of Pennsylvania Fidelity Management TR FBO Retirement Savings Plan for Pilots of US Airways Inc. 82 Devonshire Street Z1M Boston, Massachusetts 02109-3614 J.P. Morgan TR Allen & Co. Penco The Bank of Kentucky 111 Lookout Farm Drive P.O. Box 17540 Covington, Kentucky 41017-0540 Wells Fargo Bank NA FBO Western Administrative P.O. Box 1533 Minneapolis, Minnesota 55480-1533	5.94 24.61 13.61 7.59 10.61 5.96 6.07 17.09
Institutional Mid-Cap Equity Growth	Balsa & Company 14221 Dallas Parkway Dallas, Texas 75254-2942 Bank of New York TR FBO Arch Coal Pension Plan Attn.: Tom Campbell One Wall Street, 12th Floor New York, New York 10286-0001	6.40 5.33
Institutional Small-Cap Stock	National Financial Services for the Exclusive Benefit of Our Customers Sigler & Co. Custodian Smithsonian Institution Tony Moceri 3 Chase Metrotech Center, 5th Floor Brooklyn, New York 11245-0001 State Street Trust & Banking Company Shirovama JT Trust Tower 4-3-1 Toranomon Minato-Ku Tokyo, Japan 105-6014	14.53 18.15 9.75
International Bond	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers Yachtcrew & Co.	12.00 5.16 32.67(d)
International Bond Fund—Advisor Class	Citigroup Global Markets Inc.
333 West 34th Street, 3rd Floor
New York, New York 10001-2402

National Financial Services for the Exclusive Benefit of
Our Customers

PFPC Wrap Services
FBO Hilliard Lyons/Capital Dist.
760 Moore Road
King of Prussia, Pennsylvania 19406-1212

Smith Barney Corp Trust Company TR
Smith Barney 401(k) Advisor Group
c/o Citistreet
Two Tower Center
P.O. Box 1063
East Brunswick, New Jersey 08816-1063
40.54(a) 21.75 13.28 12.62
International Discovery	T. Rowe Price Retirement Plan Services, Inc. Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215 Vanguard Fiduciary Trust Company T. Rowe Price Retail Class Funds Attn.: Outside Funds P.O. Box 2600 Valley Forge, Pennsylvania 19482-2600	6.82 8.54
International Equity Index	T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan New Business-Conv. Assets P.O. Box 17215 Baltimore, Maryland 21297-1215	9.59
International Growth & Income	Pirateline & Co.

Retirement Portfolio 2010

Retirement Portfolio 2020
T. Rowe Price Associates
Attn.: Fund Accounting Department
100 East Pratt Street
Baltimore, Maryland 21202-1009

Retirement Portfolio 2030
T. Rowe Price Associates
Attn.: Fund Accounting Department
100 East Pratt Street
Baltimore, Maryland 21202-1009
25.12(a) 7.79 11.37 8.22
International Growth & Income Fund—Advisor Class	U.S. Bank FBO Private Asset Department OA Platform	97.91(a)
International Growth & Income Fund—R Class	American United Life	67.54(a)
International Stock	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	16.82
International Stock Fund—Advisor Class	Citigroup Global Markets Inc.	23.57
International Stock Fund—R Class	American United Life T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement ISR P.O. Box 17215 Baltimore, Maryland 21297-1215	15.52 63.70(b)
Japan	Bobstay & Co. T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202-1009 Charles Schwab & Co., Inc.	6.07 7.53
Latin America	Charles Schwab & Co., Inc. Wilmington Trust Co. TR FBO Continental Airlines Inc. DCP Plan c/o Mutual Funds P.O. Box 8971 Wilmington, Delaware 19899-8971	7.39 9.39
Maryland Short-Term Tax-Free Bond	Charles Schwab & Co., Inc.	6.05
Media & Telecommunications	T. Rowe Price Trust Company, Inc. Media & Telecommunications Fund P.O. Box 17215 Baltimore, Maryland 21297-1215	8.18
Mid-Cap Growth	Charles Schwab & Co., Inc. T. Rowe Price Trust Company, Inc. Attn.: Asset Reconciliations P.O. Box 17215 Baltimore, Maryland 21297-1215	8.06 17.77
Mid-Cap Growth Fund—Advisor Class	MITRA & Company 1000 N. Water Street Attn.: Exp Mutual Funds Milwaukee, Wisconsin 53202-6648 National Financial Services for the Exclusive Benefit of Our Customers U.S. Bank Vanguard Fiduciary Trust Company T. Rowe Price Advisor Class Funds Attn.: Outside Funds P.O. Box 2900 Valley Forge, Pennsylvania 19482-2900 Wells Fargo Bank NA FBO RPS T. Rowe Price Mid-Cap Growth P.O. Box 1533 Minneapolis, Minnesota 55480-1533	5.69 15.94 5.06 11.60 5.17
Mid-Cap Growth Fund—R Class	ING Life Insurance and Annuity Company 151 Farmington Avenue Hartford, Connecticut 06156-0001 Nationwide Trust Company FSB ReliaStar Life Insurance Company 151 Farmington Avenue #TN41 Hartford, Connecticut 06156-0001 T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement MGR P.O. Box 17215 Baltimore, Maryland 21297-1215	16.82 14.60 14.39 5.57
Mid-Cap Value	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers 200 Liberty Street One Financial Center, 5th Floor New York, New York 10281-1015 T. Rowe Price Retirement Plan Services, Inc. Omnibus Account New Business Group P.O. Box 17215 Baltimore, Maryland 21297-1215	7.36 7.43 5.94
Mid-Cap Value Fund—Advisor Class	MITRA & Company National Financial Services for the Exclusive Benefit of Our Customers Union Central Life Insurance Company 1876 Waycross Road, #3 Cincinnati, Ohio 45240-2899 U.S. Bank FBO Private Asset Department OA Platform	5.10 16.21 5.25 8.23
Mid-Cap Value Fund—R Class	American United Life

ING Life Insurance and Annuity Company

J.P. Morgan Chase TR
FBO ADP Mid Market Product
Attn.: Lisa Glenn
3 Metrotech Center, 6th Floor
Brooklyn, New York 11245-0001

Nationwide Trust Company FSB

State Street Bank & TR
FBO ADP Daily Valuation B
Attn.: Susan McDonough
105 Rosemont Road
Westwood, Massachusetts 02090-2318
6.78 7.22 6.93 13.67 25.45(a)
New America Growth	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department Wilmington Trust Co. TR FBO Continental Airlines Inc. DCP Plan c/o Mutual Funds P.O. Box 8971 Wilmington, Delaware 19899-8971	24.53 10.63
New Asia	Charles Schwab & Co., Inc. Reinvest Account Attn.: Mutual Fund Department 101 Montgomery Street San Francisco, California 94104-4122	8.52
New Era	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers	10.30 5.56
New Horizons	Pirateline & Co. T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	6.92 31.73(c)
New Income	Retirement Portfolio 2010 T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department Yachtcrew & Co.	5.45 9.96 36.04(d)
New Income Fund—R Class	AMVESCAP National Trust Company as Agent for VALIC
FBO Pieper Bancorp Inc. Profit Sharing Plan
P.O. Box 105779
Atlanta, Georgia 30348-5779

Circle Trust Company Custodian
FBO Dynamic Data Systems Inc.
401(k) PSP
Metro Center
One Station Place
Stamford, Connecticut 06902-6800

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Account
Retirement NIR
P.O. Box 17215
Baltimore, Maryland 21297-1215
6.49 5.19 59.79(b)
New York Tax-Free Money	Coleman M. Brandt Grace L. Brandt JT TEN New York, New York Robert Price New York, New York	8.79 9.04
Personal Strategy Balanced	T. Rowe Price Trust Company, Inc. TR Balanced Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215	54.04(c)
Personal Strategy Growth	T. Rowe Price Trust Company, Inc. TR Attn.: Growth Asset P.O. Box 17215 Baltimore, Maryland 21297-1215	45.45(c)
Personal Strategy Income	T. Rowe Price Trust Company, Inc. TR Income Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215	45.38(c)
Prime Reserve	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	15.67
Real Estate	T. Rowe Price Retirement Plan Services, Inc. Omniplan Account New Business Group Conv Asset P.O. Box 17215 Baltimore, Maryland 21297-1215	9.25
Real Estate Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Associates Attn.: Financial Reporting Department	45.64(a) 54.36(e)
Reserve Investment	Overlap & Co. c/o T. Rowe Price Associates Attn.: Small-Cap Stock Fund 100 East Pratt Street Baltimore, Maryland 21202-1009 Seamile & Co. c/o T. Rowe Price Associates Attn.: Capital Appreciation Fund 100 East Pratt Street Baltimore, Maryland 21202-1009 Taskforce & Co. c/o T. Rowe Price Associates Attn.: Equity Income Fund 100 East Pratt Street Baltimore, Maryland 21202-1009 T. Rowe Price Managed GIC Stable Value Fund T. Rowe Price Associates, Inc. 100 East Pratt Street, 7th Floor Baltimore, Maryland 21202-1009	7.97 18.10 13.43 5.89
Retirement 2005	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement ABH1 #155 P.O. Box 17215 Baltimore, Maryland 21297-1215	72.48(b)
Retirement 2010	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2010 P.O. Box 17215 Baltimore, Maryland 21297-1215	61.69(b)
Retirement 2010 Fund—Advisor Class	American Express Trust Company FBO American Express Trust Retirement Services Plan 996 AXP Financial Center Minneapolis, Minnesota 55474-0001 Nationwide Trust Company Saxon and Co. Scudder Trust Company TR FBO United Business Media 401(k) Plan Asset Reconciliation Department P.O. Box 1757 Salem, New Hampshire 03079-1143 TRUSTlynx & Company P.O. Box 173736 Denver, Colorado 80217-3736 Union Central Life Insurance Co. 1876 Waycross Road, #3 Cincinnati, Ohio 45240-2899 Wells Fargo Bank NA FBO Retirement Plan Services	6.83 14.27 11.00 24.87 9.14 16.48 12.94
Retirement 2010 Fund—R Class	Saxon and Co. T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Merger Retirement MGR P.O. Box 17215 Baltimore, Maryland 21297-1215	48.12(a) 11.27
Retirement 2015	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement P.O. Box 17215 Baltimore, Maryland 21297-1215	69.12(b)
Retirement 2020	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2020 P.O. Box 17215 Baltimore, Maryland 21297-1215	63.57(b)
Retirement 2020 Fund—Advisor Class	Nationwide Trust Company

Saxon and Co.

TRUSTlynx & Company

Union Central Life Insurance Co.

Wells Fargo Bank NA FBO
Retirement Plan Services

Wilmington Trust Company TTEE FBO
Harrison Memorial Hospital Emp Retirement Savings Plan
P.O. Box 8880
Wilmington, Delaware 19899-8880
7.54 27.03(a) 6.31 31.23(a) 10.15 6.40
Retirement 2020 Fund—R Class	Fulton Financial Adv. TTEE FBO
Frey Lutz Corporation
P.O. Box 3215
Lancaster, Pennsylvania 17604-3215

Saxon and Co.

Suntrust Bank TR
FBO Churchill Downs, Inc. 401(k)

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Account Merger
Retirement MGR
P.O. Box 17215
Baltimore, Maryland 21297-1215
5.17 40.86(a) 11.44 11.75
Retirement 2025	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement P.O. Box 17215 Baltimore, Maryland 21297-1215	70.49(b)
Retirement 2030	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2030 P.O. Box 17215 Baltimore, Maryland 21297-1215	65.01(b)
Retirement 2030 Fund—Advisor Class	Saxon and Co. Scudder Trust Company TR FBO United Business Media 401(k) Plan Union Central Life Insurance Co.	34.83(a) 19.35 31.82(a)
Retirement 2030 Fund—R Class	Saxon and Co. Suntrust Bank TR FBO Churchill Downs, Inc. 401(k) T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Merger Retirement MGR P.O. Box 17215 Baltimore, Maryland 21297-1215	32.82(a) 35.79(a) 9.85
Retirement 2035	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement P.O. Box 17215 Baltimore, Maryland 21297-1215	71.05(b)
Retirement 2040	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2040 P.O. Box 17215 Baltimore, Maryland 21297-1215	68.33(b)
Retirement 2040 Fund—Advisor Class	Saxon and Co. Union Central Life Insurance Co. Wells Fargo Bank NA FBO Retirement Plan Services	35.46(a) 38.93(a) 9.92
Retirement 2040 Fund—R Class	Saxon and Co. Suntrust Bank TR FBO Churchill Downs, Inc. 401(k) T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Merger Retirement MGR P.O. Box 17215 Baltimore, Maryland 21297-1215	13.23 62.35(a) 5.90
Retirement Income	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement Income P.O. Box 17215 Baltimore, Maryland 21297-1215	35.11(b)
Retirement Income Fund—Advisor Class	Nationwide Trust Company Scudder Trust Company TR FBO United Business Media 401(k) Plan TRUSTlynx & Company	11.82 69.81(a) 11.50
Retirement Income Fund—R Class	TRAC 2000
Shaklee 401(k) Retirement Savings Plan
1231 31st Avenue
San Francisco, California 94122-1417

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Account Merger
Retirement MGR
P.O. Box 17215
Baltimore, Maryland 21297-1215
5.58 76.41(b)
Science & Technology	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	25.10(c)
Science & Technology Fund—Advisor Class	John Hancock Life Insurance Company USA	90.51(a)
Short-Term Bond	Yachtcrew & Co.	14.78
Short-Term Bond Fund—Advisor Class	PFPC Wrap Services FBO Hilliard Lyons/Capital Dist. 760 Moore Road King of Prussia, Pennsylvania 19406-1212	100.00(a)
Small-Cap Stock	Norwest Bank Company NA TR FBO State of Minnesota Deferred Compensation Plan Minnesota State Deferred Compensation Plan Trust c/o Great West Life Recordkeeper 8515 East Orchard Road Attn.: 2T2 Englewood, Colorado 80111-5002 T. Rowe Price Trust Company, Inc. T. Rowe Price OTC Fund Attn.: RPS Control Department P.O. Box 17215 Baltimore, Maryland 21297-1215	5.44 17.68
Small-Cap Stock Fund—Advisor Class	ICMA Retirement Trust 777 North Capitol Street NE, Suite 600 Washington, DC 20002-4240 Minnesota Life 401 Robert Street Saint Paul, Minnesota 55101-2000 Northern Trust Company TR Home Depot Future Builder 401(k) Plan P.O. Box 92994 Chicago, Illinois 60675-2956 Vanguard Fiduciary Trust Company	14.04 21.25 11.05 12.14
Small-Cap Value	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	27.98(c)
Small-Cap Value Fund—Advisor Class	ICMA Retirement Trust John Hancock Life Insurance Company USA Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	18.98 47.23(a) 9.13
Spectrum Growth	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	19.41
Spectrum Income	John Hancock Life Insurance Company USA T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	25.75(a) 21.77
Spectrum International	T. Rowe Price Retirement Plan Services, Inc. Omniplan Account New Business Group for #08 P.O. Box 17215 Baltimore, Maryland 21297-1215	7.23
Summit Cash Reserves	T. Rowe Price Trust Company, Inc. Attn.: Asset Reconciliations Yachtcrew & Co.	17.48 10.08
Summit Municipal Income	National Financial Services for the Exclusive Benefit of Our Customers	5.63
Summit Municipal Intermediate	Charles Schwab & Co., Inc. Prudential Investment Management Services FBO Mutual Funds Clients Attn.: Pruchoice Unit Mail Stop 194-201 194 Wood Avenue S Iselin, New Jersey 08830-2710	8.25 30.34(a)
Summit Municipal Money Market	T. Rowe Price Associates Attn.: Financial Reporting Department TRP Finance, Inc. T. Rowe Price International, Inc. Attn.: Financial Reporting Department 100 East Pratt Street Baltimore, Maryland 21202-1009	34.03(a) 8.56 12.20
Tax-Exempt Money	T. Rowe Price Associates Attn.: Financial Reporting Department TRP Finance, Inc.	12.56 5.42
Tax-Free Income Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	99.67(a)
Tax-Free Short-Intermediate	Charles Schwab & Co., Inc.	7.11
U.S. Bond Index	Alaska College Savings Trust
ACT Portfolio
c/o T. Rowe Price Associates
Attn.: Kimberly Vanscoy, Fixed Income
100 East Pratt Street, 7th Floor
Baltimore, Maryland 21202-1009

TRP Finance, Inc.

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Plan
New Business-Conv. Assets
P.O. Box 17215
Baltimore, Maryland 21297-1215
7.24 5.91 41.73(b)
U.S. Treasury Intermediate	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	20.49
U.S. Treasury Long-Term	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department Yachtcrew & Co.	11.90 39.52(d)
U.S. Treasury Money	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	18.50
Value	Northern Trust Company TR FBO Pfizer Savings and Investment Plan P.O. Box 92994 Chicago, Illinois 60675-2994 Pirateline & Co. Retirement Portfolio 2020 Retirement Portfolio 2030 T. Rowe Price Trust Company, Inc. Attn.: Installation Team for TRPS Institutional Control	6.32 7.96 8.29 6.41 16.17
Value Fund—Advisor Class	Bost & Company FBO Directed Account Plan Mutual Fund Operations P.O. Box 3198 Pittsburgh, Pennsylvania 15230-3198 ING Life Insurance and Annuity Company Minnesota Life	19.14 23.61 35.25(a)

(a)At the level of ownership indicated, the shareholder would be able to determine the outcome of most issues that are submitted to shareholders for vote.

(b)T. Rowe Price Retirement Plan Services, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services and are normally voted by various retirement plans and retirement plan participants.

(c)T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are normally voted by various retirement plans and retirement plan participants.

(d)Yachtcrew & Co. owns the indicated percentage of the outstanding shares of the fund through the Spectrum Funds. Shares of the fund held by the Spectrum Funds are "echo-voted" by Spectrum Funds in the same proportion as the shares of the fund are voted by its non-Spectrum Fund shareholders.

(e)T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Securities owned by T. Rowe Price Associates are the result of its contributions to the fund at the fund`s inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Associates would be able to determine the outcome of most issues that were submitted to shareholders for vote.

(f)T. Rowe Price Finance is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Securities owned by T. Rowe Price Finance are the result of its contribution to the fund at the fund`s inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Finance would be able to determine the outcome of most issues that were submitted to shareholders for vote.

INVESTMENT MANAGEMENT agreements

T. Rowe Price International, Inc. is the investment manager for all international and foreign funds and has executed an Investment Management Agreement with each such fund. T. Rowe Price Associates, Inc. is the investment manager for all other funds and has executed an Investment Management Agreement with each such fund. T. Rowe Price Associates and T. Rowe Price International are hereinafter referred to as "Investment Managers". T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price International is a wholly owned subsidiary of T. Rowe Price Finance, Inc., which is a wholly owned subsidiary of T. Rowe Price Associates.

Services

Under the Investment Management Agreement (except for the Japan Fund and the Japanese investments of the International Discovery Fund), the Investment Managers provide the funds with discretionary investment services. Specifically, the Investment Managers are responsible for supervising and directing the investments of the funds in accordance with the funds` investment objectives, programs, and restrictions as provided in the funds` prospectuses and this SAI. The Investment Managers are also responsible for effecting all security transactions on behalf of the funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For the Japan Fund and the Japanese investments of the International Discovery Fund, T. Rowe Price International has entered into a subadvisory agreement with T. Rowe Price Global Investment Services Limited ("Global Investment Services") under which, subject to the supervision of T. Rowe Price International, Global Investment Services provides the same services described above that T. Rowe Price International provides for the other funds.

In addition to the services described above, the Investment Managers provide the funds with certain corporate administrative services, including: maintaining the funds` corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds such as the funds` custodian and transfer agent; assisting the funds in the coordination of such agent`s activities; and permitting employees of the Investment Managers to serve as officers, directors, and committee members of the funds without cost to the funds.

The Investment Management Agreements also provide that the Investment Managers, their directors, officers, employees, and certain other persons performing specific functions for the funds will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The subadvisory agreements with respect to the Japan and International Discovery Funds have a similar provision limiting the liability of Global Investment Services for errors, mistakes, and losses other than those caused by its willful misfeasance, bad faith, or gross negligence.

Under the Investment Management Agreements, the Investment Managers are permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice, or assistance as the Investment Managers may deem necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreements or otherwise helpful to the funds. The subadvisory agreement with respect to the Japan and International Discovery Funds has a similar provision permitting Global Investment Services to utilize, at its own cost, the services or facilities of others.

All funds except Index, Institutional, Reserve Investment, Retirement, Spectrum, Summit Income, and Summit Municipal Funds

Management Fees

The funds pay the Investment Managers a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to the Investment Managers on the first business day of the next succeeding calendar month and is calculated as described next.

The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds` group fee accrual as determined below ("Daily Price Funds` Group Fee Accrual") by the ratio of the Price Funds` net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds` Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds` Group Fee Accrual for that day as determined in accordance with the following schedule:
0.480%	First $1 billion	0.360%	Next $2 billion	0.310%	Next $16 billion
0.450%	Next $1 billion	0.350%	Next $2 billion	0.305%	Next $30 billion
0.420%	Next $1 billion	0.340%	Next $5 billion	0.300%	Next $40 billion
0.390%	Next $1 billion	0.330%	Next $10 billion	0.295%	Next $40 billion
0.370%	Next $1 billion	0.320%	Next $10 billion	0.290%	Thereafter

For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the Retirement Funds, Spectrum Funds, Reserve Investment Funds, and any Index or private label mutual funds). For the purpose of calculating the Daily Price Funds` Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with each fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with the fund`s prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees are listed in the following table:
Fund	Fee %
Balanced	0.15%
Blue Chip Growth	0.30(a)
California Tax-Free Bond	0.10
California Tax-Free Money	0.10
Capital Appreciation	0.30
Capital Opportunity	0.20
Corporate Income	0.15
Developing Technologies	0.60
Diversified Mid-Cap Growth	0.35
Diversified Small-Cap Growth	0.35
Dividend Growth	0.20
Emerging Europe & Mediterranean	0.75
Emerging Markets Bond	0.45
Emerging Markets Stock	0.75
Equity Income	0.25(b)
European Stock	0.50
Financial Services	0.35
Florida Intermediate Tax-Free	0.05
GNMA	0.15
Georgia Tax-Free Bond	0.10
Global Stock	0.35
Global Technology	0.45
Growth & Income	0.25
Growth Stock	0.25(b)
Health Sciences	0.35
High Yield	0.30
Inflation Protected Bond	0.05
International Bond	0.35
International Discovery	0.75
International Growth & Income	0.35
International Stock	0.35
Japan	0.50
Latin America	0.75
Maryland Short-Term Tax-Free Bond	0.10
Maryland Tax-Free Bond	0.10
Maryland Tax-Free Money	0.10
Media & Telecommunications	0.35
Mid-Cap Growth	0.35(c)
Mid-Cap Value	0.35
New America Growth	0.35
New Asia	0.50
New Era	0.25
New Horizons	0.35
New Income	0.15
New Jersey Tax-Free Bond	0.10
New York Tax-Free Bond	0.10
New York Tax-Free Money	0.10
Personal Strategy Balanced	0.25
Personal Strategy Growth	0.30
Personal Strategy Income	0.15
Prime Reserve	0.05
Real Estate	0.30
Science & Technology	0.35
Short-Term Bond	0.10
Small-Cap Stock	0.45
Small-Cap Value	0.35
Tax-Efficient Balanced	0.20
Tax-Efficient Growth	0.30
Tax-Efficient Multi-Cap Growth	0.35
Tax-Exempt Money	0.10
Tax-Free High Yield	0.30
Tax-Free Income	0.15
Tax-Free Intermediate Bond	0.05
Tax-Free Short-Intermediate	0.10
U.S. Treasury Intermediate	0.05
U.S. Treasury Long-Term	0.05
U.S. Treasury Money	0.00
Value	0.35
Virginia Tax-Free Bond	0.10

(a)On assets up to $15 billion and 0.255% on assets above $15 billion.

(b)On assets up to $15 billion and 0.2125% on assets above $15 billion.

(c)On assets up to $15 billion and 0.2975% on assets above $15 billion.

Index, Institutional, Reserve Investment, Retirement, Spectrum, Summit Income, and Summit Municipal Funds

The following funds pay the Investment Managers an annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.
Fund	Fee %
Equity Index 500	0.15%
Institutional Foreign Equity	0.70
Institutional Large-Cap Core Growth	0.55
Institutional Large-Cap Growth	0.55
Institutional Large-Cap Value	0.55
Institutional Mid-Cap Equity Growth	0.60
Institutional Small-Cap Stock	0.65

The following funds ("Single Fee Funds") pay the Investment Managers a single annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.
Fund	Fee %
Extended Equity Market Index	0.40%
Institutional Emerging Markets Equity	1.10
Institutional High Yield	0.50
International Equity Index	0.50
Summit Cash Reserves	0.45
Summit GNMA	0.60
Summit Municipal Money Market	0.45
Summit Municipal Intermediate	0.50
Summit Municipal Income	0.50
Total Equity Market Index	0.40
U.S. Bond Index	0.30

The Investment Management Agreement between each Single Fee Fund and the Investment Managers provides that the Investment Managers will pay all expenses of each fund`s operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund`s portfolio securities, directors` fees and expenses (including counsel fees and expenses), and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Boards for the funds reserve the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by the Investment Managers under the Investment

Management Agreement. The Boards do not anticipate levying such charges; such a fee, if charged, may be retained by the funds or paid to the Investment Managers.

The Fee is paid monthly to the Investment Managers on the first business day of the next succeeding calendar month and is the sum of the Daily Fee accruals for each month. The Daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with each fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

Government Reserve Investment, Reserve Investment, Retirement, and Spectrum Funds

None of these funds pay T. Rowe Price an investment management fee.

Japan Fund

Under a subadvisory agreement between T. Rowe Price International and Global Investment Services approved by the directors of the Japan Fund, Global Investment Services, subject to the supervision of T. Rowe Price International, will manage all the investments of the Japan Fund. For its services, Global Investment Services will receive 60% of the investment management fee received by T. Rowe Price International from the Japan Fund.

International Discovery Fund

Under a subadvisory agreement between T. Rowe Price International and Global Investment Services approved by the directors of the International Discovery Fund, Global Investment Services, subject to the supervision of T. Rowe Price International, will manage the yen-denominated investments of the International Discovery Fund. For its services, Global Investment Services will receive 50% of the investment management fee received by T. Rowe Price International from the International Discovery Fund attributable to the yen-denominated investments of the International Discovery Fund.

Management Fee Compensation

The following table sets forth the total management fees, if any, paid to the Investment Managers by each fund, during the fiscal years indicated:
Fund	Fiscal Year Ended
	2/28/05	2/29/04	2/28/03
California Tax-Free Bond	$1,082,000	$1,128,000	$1,113,000
California Tax-Free Money	406,000	403,000	333,000
Florida Intermediate Tax-Free	403,000	415,000	391,000
Georgia Tax-Free Bond	380,000	367,000	353,000
Maryland Short-Term Tax-Free Bond	957,000	1,023,000	802,000
Maryland Tax-Free Bond	5,270,000	5,565,000	5,430,000
Maryland Tax-Free Money	485,000	336,000	175,000
New Jersey Tax-Free Bond	653,000	640,000	581,000
New York Tax-Free Bond	984,000	978,000	964,000
New York Tax-Free Money	461,000	448,000	412,000
Tax-Efficient Balanced	233,000	231,000	231,000
Tax-Efficient Growth	469,000	441,000	406,000
Tax-Efficient Multi-Cap Growth	188,000	146,000	23,000
Tax-Exempt Money	2,957,000	2,980,000	3,048,000
Tax-Free High Yield	7,245,000	6,979,000	6,947,000
Tax-Free Income(a)	7,926,000	7,315,000	6,904,000
Tax-Free Intermediate Bond	626,000	616,000	561,000
Tax-Free Short-Intermediate	2,411,000	2,462,000	2,180,000
Virginia Tax-Free Bond	1,747,000	1,712,000	1,605,000

(a)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	5/31/04	5/31/03	5/31/02
Corporate Income	$430,000	$297,000	$232,000
GNMA	6,366,000	6,528,000	5,287,000
Government Reserve Investment	(a)	(a)	(a)
High Yield(b)	22,485,000	14,527,000	10,173,000
Inflation Protected Bond	131,000	0	(c)
Institutional High Yield	3,407,000	796,000	(c)
New Income(d)	10,947,000	9,469,000	8,361,000
Personal Strategy Balanced	4,412,000	3,071,000	3,775,000
Personal Strategy Growth	3,079,000	1,561,000	1,908,000
Personal Strategy Income	1,390,000	747,000	1,092,000
Prime Reserve	19,470,000	21,177,000	21,485,000
Reserve Investment	(a)	(a)	(a)
Retirement 2005	(a)	(a)	(a)
Retirement 2010	(a)	(a)	(a)
Retirement 2015	(a)	(a)	(a)
Retirement 2020	(a)	(a)	(a)
Retirement 2025	(a)	(a)	(a)
Retirement 2030	(a)	(a)	(a)
Retirement 2035	(a)	(a)	(a)
Retirement 2040	(a)	(a)	(a)
Retirement 2045	(c)	(c)	(c)
Retirement Income	(a)	(a)	(a)
Short-Term Bond	5,440,000	3,014,000	1,881,000
U.S. Treasury Intermediate	1,315,000	1,404,000	1,001,000
U.S. Treasury Long-Term	951,000	1,094,000	1,147,000
U.S. Treasury Money	3,339,000	3,442,000	3,163,000

(a)The fund does not pay an investment management fee.

(b)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c)Prior to commencement of operations.

(d)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	10/31/04	10/31/03	10/31/02
Emerging Europe & Mediterranean	$888,000	$321,000	$87,000
Emerging Markets Stock	5,239,000	2,173,000	1,793,000
European Stock	6,802,000	5,720,000	6,316,000
Global Stock	523,000	448,000	359,000
Institutional Emerging Markets Equity(a)	277,000	78,000	(b)
Institutional Foreign Equity	6,645,000	8,097,000	11,091,000
International Discovery	8,325,000	4,614,000	4,770,000
International Equity Index(a)	171,000	73,000	52,000
International Growth & Income(c)	1,823,000	198,000	(d)
International Stock(c)	33,994,000	30,300,000	39,511,000
Japan	1,543,000	915,000	1,085,000
Latin America	2,186,000	1,475,000	1,739,000
New Asia	7,214,000	4,974,000	5,351,000
Summit Cash Reserves(a)	13,432,000	14,006,000	13,614,000
Summit GNMA(a)	512,000	632,000	593,000
Summit Municipal Income(a)	475,000	464,000	429,000
Summit Municipal Intermediate(a)	730,000	565,000	506,000
Summit Municipal Money Market(a)	1,975,000	1,320,000	1,030,000
U.S. Bond Index(a)	311,000	271,000	180,000

(a)The fee includes investment management fees and administrative expenses.

(b)Prior to commencement of operations.

(c)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

(d)Due to the fund`s expense limitation in effect at that time, no management fees were paid by the fund to the investment manager.

.
Fund	Fiscal Year Ended
	12/31/04	12/31/03	12/31/02
Balanced	$10,021,000	$7,983,000	$7,791,000
Blue Chip Growth(a)	46,135,000	36,657,000	35,354,000
Capital Appreciation(b)	23,028,000	13,817,000	10,731,000
Capital Opportunity(a)	492,000	431,000	439,000
Developing Technologies	424,000	267,000	12,000
Diversified Mid-Cap Growth	199,000	(c)	(c)
Diversified Small-Cap Growth	517,000	402,000	272,000
Dividend Growth	3,632,000	3,065,000	3,176,000
Emerging Markets Bond	1,893,000	1,881,000	1,416,000
Equity Income(a)	87,399,000	63,960,000	58,414,000
Equity Index 500	6,404,000	4,775,000	3,708,000
Extended Equity Market Index(d)	546,000	351,000	287,000
Financial Services	2,528,000	2,011,000	1,973,000
Global Technology	652,000	512,000	317,000
Growth & Income	10,824,000	10,016,000	11,391,000
Growth Stock(a)	38,666,000	25,638,000	23,442,000
Health Sciences	8,045,000	5,681,000	5,306,000
Institutional Large-Cap Core Growth	163,000	9,000	(c)
Institutional Large-Cap Growth	196,000	52,000	(e)
Institutional Large-Cap Value	294,000	56,000	(e)
Institutional Mid-Cap Equity Growth	2,231,000	1,835,000	1,731,000
Institutional Small-Cap Stock	2,873,000	2,448,000	2,158,000
International Bond(b)	9,624,000	8,050,000	5,964,000
Media & Telecommunications	4,949,000	3,433,000	3,224,000
Mid-Cap Growth(a)	75,642,000	50,889,000	41,271,000
Mid-Cap Value(a)	22,005,000	8,500,000	5,810,000
New America Growth	6,039,000	5,670,000	6,113,000
New Era	9,378,000	5,957,000	6,008,000
New Horizons	34,850,000	26,921,000	27,637,000
Real Estate(b)	2,546,000	1,201,000	518,000
Science & Technology(b)	30,509,000	27,233,000	27,433,000
Small-Cap Stock(b)	44,236,000	31,577,000	26,755,000
Small-Cap Value(a)	27,661,000	19,397,000	17,130,000
Spectrum Growth	(f)	(f)	(f)
Spectrum Income	(f)	(f)	(f)
Spectrum International	(f)	(f)	(f)
Total Equity Market Index(d)	1,276,000	912,000	737,000
Value(b)	12,876,000	8,689,000	8,899,000

(a)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

(b)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c)Prior to commencement of operations.

(d)The fee includes investment management fees and administrative expenses.

(e)Due to the fund`s expense limitation in effect at that time, no management fees were paid by the fund to the investment manager.

(f)The fund does not pay an investment management fee.

Expense Limitations and Reimbursements

The following chart sets forth contractual expense ratio limitations and the periods for which they are effective. For each, the Investment Managers have agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the funds` ratio of expenses to average net assets to exceed the indicated percentage limitation. The expenses borne by the Investment Managers are subject to reimbursement by the funds through the indicated reimbursement date, provided no reimbursement will be made if it would result in the funds` expense ratios exceeding their applicable limitations.
Fund	Limitation Period	Expense Ratio Limitation	Reimbursement Date
Blue Chip Growth Fund—Advisor Class(a)	January 1, 2004 — April 30, 2006	1.05%	April 30, 2008(ss)
Blue Chip Growth Fund—R Class(b)	May 1, 2004 — April 30, 2006	1.35%	April 30, 2008(ss)
California Tax-Free Money(c)	July 1, 2005 — June 30, 2007	0.55%	(g)
Capital Appreciation Fund—Advisor Class	January 1, 2005 — April 30, 2007	1.10%	(g)
Capital Opportunity(d)	May 1, 2004 — April 30, 2006	1.15%	April 30, 2008(ss)
Capital Opportunity Fund—Advisor Class	January 1, 2005 — April 30, 2007	1.25%	April 30, 2009(ss)
Capital Opportunity Fund—R Class	January 1, 2005 — April 30, 2007	1.50%	April 30, 2009(ss)
Corporate Income(e)	June 1, 2003 — September 30, 2005	0.80%	September 30, 2007 (ss)
Developing Technologies(f)	May 1, 2005 — April 30, 2007	1.50%	April 30, 2009(ss)
Diversified Mid-Cap Growth	December 31, 2003 — April 30, 2006	1.25%	(g)
Diversified Small-Cap Growth(h)	May 1, 2004 — April 30, 2006	1.25%	April 30, 2008(ss)
Emerging Europe & Mediterranean(i)	March 1, 2005 — February 28, 2007	1.75%	February 28, 2009(ss)
Equity Income Fund—Advisor Class(j)	January 1, 2004 — April 30, 2006	1.00%	(g)
Equity Income Fund—R Class(k)	May 1, 2004 — April 30, 2006	1.30%	(g)
Equity Index 500(l)	May 1, 2005 — April 30, 2006	0.35%	April 30, 2008(ss)
Global Stock(m)	November 1, 2003 — February 28, 2006	1.20%	February 29, 2008(ss)
Global Technology(n)	May 1, 2005 — April 30, 2007	1.50%	April 30, 2009(ss)
Growth Stock Fund—Advisor Class(o)	January 1, 2004 — April 30, 2006	1.10%	(g)
Growth Stock Fund—R Class(p)	May 1, 2004 — April 30, 2006	1.35%	(g)
Inflation Protected Bond(q)	October 1, 2004 — September 30, 2006	0.50%	September 30, 2008 (ss)
Institutional Large-Cap Core Growth(r)	May 1, 2005 — April 30, 2007	0.65%	April 30, 2009(ss)
Institutional Large-Cap Growth(s)	May 1, 2005 — April 30, 2007	0.65%	April 30, 2009(ss)
Institutional Large-Cap Value(t)	January 1, 2004 — April 30, 2006	0.65%	April 30, 2008(ss)
Institutional Small-Cap Stock	January 1, 2002 — December 31, 2003	0.75%	December 31, 2005
International Bond Fund—Advisor Class(u)	January 1, 2004 — April 30, 2006	1.15%	(g)
International Growth & Income	November 1, 2002 — February 28, 2005	1.25%	February 28, 2007
International Growth & Income Fund—Advisor Class(v)	March 1, 2004 — February 28, 2006	1.15%	February 29, 2008(ss)
International Growth & Income Fund— R Class(w)	March 1, 2004 — February 28, 2006	1.40%	February 29, 2008(ss)
International Stock Fund—Advisor Class(x)	November 1, 2003 — February 28, 2006	1.15%	(g)
International Stock Fund—R Class(y)	March 1, 2004 — February 28, 2006	1.40%	(g)
Maryland Tax-Free Money(z)	July 1, 2005 — June 30, 2007	0.55%	June 30, 2009(ss)
Mid-Cap Growth Fund—Advisor Class(aa)	January 1, 2004 — April 30, 2006	1.10%	April 30, 2008(ss)
Mid-Cap Growth Fund—R Class(bb)	May 1, 2004 — April 30, 2006	1.40%	April 30, 2008(ss)
Mid-Cap Value Fund—Advisor Class(cc)	May 1, 2004 — April 30, 2006	1.10%	April 30, 2008(ss)
Mid-Cap Value Fund—R Class(dd)	May 1, 2004 — April 30, 2006	1.40%	April 30, 2008(ss)
New Income Fund—Advisor Class(ee)	October 1, 2004 — September 30, 2006	0.90%	(g)
New Income Fund—R Class(ff)	October 1, 2004 — September 30, 2006	1.15%	(g)
New York Tax-Free Money(gg)	July 1, 2005 — June 30, 2007	0.55%	(g)
Personal Strategy Balanced(hh)	October 1, 2004 — September 30, 2006	0.90%	September 30, 2008 (ss)
Personal Strategy Growth(ii)	October 1, 2004 — September 30, 2006	1.00%	September 30, 2008 (ss)
Personal Strategy Income(jj)	October 1, 2004 — September 30, 2006	0.80%	September 30, 2008 (ss)
Real Estate(kk)	January 1, 2004 — April 30, 2006	0.90%	April 30, 2008(ss)
Real Estate Fund—Advisor Class	January 1, 2005 — April 30, 2007	1.20%	April 30, 2009(ss)
Science & Technology Fund—Advisor Class(ll)	January 1, 2004 — April 30, 2006	1.15%	April 30, 2008(ss)
Short-Term Bond(mm)	October 1, 2004 — September 30, 2006	0.55%	(g)
Short-Term Bond Fund—Advisor Class	January 1, 2005 — September 30, 2007	0.85%	(g)
Small-Cap Stock Fund—Advisor Class(nn)	January 1, 2004 — April 30, 2006	1.20%	April 30, 2008(ss)
Small-Cap Value Fund—Advisor Class(oo)	January 1, 2004 — April 30, 2006	1.15%	April 30, 2008(ss)
Tax-Efficient Multi-Cap Growth(pp)	March 1, 2004 — June 30, 2006	1.25%	June 30, 2008(ss)
Tax-Free Income Fund—Advisor Class(qq)	July 1, 2004 — June 30, 2006	0.90%	(g)
Value Fund—Advisor Class(rr)	January 1, 2004 — April 30, 2006	1.10%	April 30, 2008(ss)

(a)The Blue Chip Growth Fund—Advisor Class previously operated under a 1.05% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(b)The Blue Chip Growth Fund—R Class previously operated under a 1.35% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(c)The California Tax-Free Money Fund previously operated under a 0.55% limitation that expired June 30, 2005. For this limitation, no reimbursement will be made more than three years after any waiver or payment.

(d)The Capital Opportunity Fund previously operated under a 1.35% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(e)The Corporate Income Fund previously operated under a 0.80% limitation that expired May 31, 2003. The reimbursement period for this limitation extends through May 31, 2005.

(f)The Developing Technologies Fund previously operated under a 1.50% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(g)No reimbursement will be made more than three years after any waiver or payment.

(h)The Diversified Small-Cap Growth Fund previously operated under a 1.25% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(i)The Emerging Europe & Mediterranean Fund previously operated under a 1.75% limitation that expired February 28, 2005. The reimbursement period for this limitation extends through February 28, 2007.

(j)The Equity Income Fund—Advisor Class previously operated under a l.00% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(k)The Equity Income Fund—R Class previously operated under a 1.30% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(l)The Equity Index 500 Fund previously operated under a 0.35% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(m)The Global Stock Fund previously operated under a 1.20% limitation that expired October 31, 2003. The reimbursement period for this limitation extends through October 31, 2005.

(n)The Global Technology Fund previously operated under a 1.50% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(o)The Growth Stock Fund—Advisor Class previously operated under a 1.10% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(p)The Growth Stock Fund—R Class previously operated under a 1.35% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(q)The Inflation Protected Bond Fund previously operated under a 0.50% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(r)The Institutional Large-Cap Core Growth Fund previously operated under a 0.65% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(s)The Institutional Large-Cap Growth Fund previously operated under a 0.65% limitation that expired April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(t)The Institutional Large-Cap Value Fund previously operated under a 0.65% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(u)The International Bond Fund—Advisor Class previously operated under a 1.15% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(v)The International Growth & Income Fund—Advisor Class previously operated under a 1.15% limitation that expired February 29, 2004. The reimbursement period for this limitation extends through February 28, 2006.

(w)The International Growth & Income Fund—R Class previously operated under a 1.40% limitation that expired February 29, 2004. The reimbursement period for this limitation extends through February 28, 2006.

(x)The International Stock Fund—Advisor Class previously operated under a 1.15% limitation that expired October 31, 2003. The reimbursement period for this limitation extends through October 31, 2005.

(y)The International Stock Fund—R Class previously operated under a 1.40% limitation that expired October 31, 2003. The reimbursement period for this limitation extends through October 31, 2005.

(z)The Maryland Tax-Free Money Fund previously operated under a 0.55% limitation that expired June 30, 2005. The reimbursement period for this limitation extends through June 30, 2007, or three years after any waiver or payment, whichever is sooner.

(aa)The Mid-Cap Growth Fund—Advisor Class previously operated under a 1.10% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(bb)The Mid-Cap Growth Fund—R Class previously operated under a 1.40% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(cc)The Mid-Cap Value Fund—Advisor Class previously operated under a 1.10% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(dd)The Mid-Cap Value Fund—R Class previously operated under a 1.40% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(ee)The New Income Fund—Advisor Class previously operated under a 1.15% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(ff)The New Income Fund—R Class previously operated under a 1.15% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(gg)The New York Tax-Free Money Fund previously operated under a 0.55% limitation that expired June 30, 2005. For this limitation, no reimbursement will be made more than three years after any waiver or payment.

(hh)The Personal Strategy Balanced Fund previously operated under a 0.90% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(ii)The Personal Strategy Growth Fund previously operated under a 1.00% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(jj)The Personal Strategy Income Fund previously operated under a 0.80% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(kk)The Real Estate Fund previously operated under a 1.00% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(ll)The Science & Technology Fund—Advisor Class previously operated under a 1.15% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

(mm)The Short-Term Bond Fund previously operated under a 0.55% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(nn)The Small-Cap Stock Fund—Advisor Class previously operated under a 1.20% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(oo)The Small-Cap Value Fund—Advisor Class previously operated under a 1.15% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(pp)The Tax-Efficient Multi-Cap Growth Fund previously operated under a 1.25% limitation that expired February 29, 2004. The reimbursement period for this limitation extends through February 29, 2006.

(qq)The Tax-Free Income Fund—Advisor Class previously operated under a 0.90% limitation that expired June 30, 2004. The reimbursement period for this limitation extends through June 30, 2006.

(rr)The Value Fund—Advisor Class previously operated under a l.10% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(ss)No reimbursement will be made after the reimbursement date, or three years after any waiver or payment, whichever is sooner.

The Investment Management Agreements between the funds and the Investment Managers provide that each fund will bear all expenses of its operations not specifically assumed by the Investment Managers.

For the purpose of determining whether a fund is entitled to expense limitation, the expenses of a fund are calculated on a monthly basis. If a fund is entitled to expense limitation, that month`s advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

Except for the California and New York Funds, each of the above-referenced funds` Investment Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the funds may reimburse the Investment Managers, provided the reimbursement does not result in the funds` aggregate expenses exceeding the additional expense limitation. No reimbursement may be made by the California and New York Funds unless approved by shareholders.

Blue Chip Growth Fund—Advisor and R Class For the year ended December 31, 2004, each class operated below its expense limitation.

California Tax-Free Money Fund At February 28, 2005, management fees waived in the amount of $138,000 remain subject to repayment by the fund through June 30, 2007.

Capital Opportunity Fund At December 31, 2004, there were no amounts subject to repayment.

Corporate Income Fund At May 31, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $213,000 through May 31, 2005 and $97,000 through September 30, 2007.

Developing Technologies Fund At December 31, 2004, management fees waived in the amount of $216,000 remain subject to repayment by the fund through April 30, 2009.

Diversified Mid-Cap Growth Fund At December 31, 2004, management fees waived in the amount of $129,000 remain subject to repayment by the fund.

Diversified Small-Cap Growth Fund At December 31, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $259,000 through April 30, 2006, and $16,000 through April 30, 2008.

Emerging Europe & Mediterranean Fund At October 31, 2004, management fees waived in the amount of $74,000 remain subject to repayment by the fund through February 28, 2007.

Equity Income Fund—Advisor and R Class For the year ended December 31, 2004, each class operated below its expense limitation.

Equity Index 500 Fund At December 31, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $1,304,000 through December 31, 2005, and $515,000 through April 30, 2007.

Georgia Tax-Free Bond Fund At February 28, 2005, there were no amounts subject to repayment by the fund.

Global Stock Fund At October 31, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $277,000 through October 31, 2005, and $82,000 through February 29, 2008.

Global Technology Fund At December 31, 2004, management fees waived in the amount of $130,000 remain subject to repayment by the fund through April 30, 2007.

Growth Stock Fund—Advisor and R Class At December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, each class operated below its expense limitation.

Inflation Protected Bond Fund At May 31, 2004, management fees waived and expenses previously reimbursed by the manager in the amount of $340,000 remain subject to repayment by the fund through September 30, 2006.

Institutional Large-Cap Core Growth Fund At December 31, 2004, management fees waived and expenses previously reimbursed by the manager in the amount of $122,000 remain subject to repayment by the fund through April 30, 2007.

Institutional Large-Cap Growth Fund At December 31, 2004, management fees waived and expenses previously reimbursed by the manager in the amount of $148,000 remain subject to repayment by the fund through April 30, 2007.

Institutional Large-Cap Value Fund At December 31, 2004, management fees waived and expenses previously reimbursed by the manager remain subject to repayment by the fund in the following amounts: $218,000 through December 31, 2005, and $83,000 through April 30, 2008.

Institutional Small-Cap Stock Fund At December 31, 2004, there were no amounts subject to repayment by the fund.

International Growth & Income Fund, International Growth & Income Fund—Advisor and R Class At October 31, 2004, expenses previously reimbursed by the manager remain subject to repayment in the following amounts: $19,000 through February 28, 2006, $55,000 through February 28, 2007, and $16,000 through February 29, 2008.

International Stock Fund—Advisor and R Class At October 31, 2004, expenses previously reimbursed by the manager remain subject to repayment in the following amounts: $2,000 through February 28, 2006, and $1,000 through February 29, 2008, for the R Class. For the year ended October 31, 2004, the Advisor Class operated below its expense limitation.

Maryland Tax-Free Money Fund At February 28, 2005, management fees waived in the amount of $92,000 remain subject to repayment by the fund through June 30, 2007.

Mid-Cap Growth Fund—Advisor and R Class At December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, each class operated below its expense limitation.

Mid-Cap Value Fund—Advisor and R Class At December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, each class operated below its expense limitation.

New Income Fund—Advisor and R Class At May 31, 2004, expenses previously reimbursed by the manager in the amount of $8,000 remain subject to repayment through September 30, 2006.

New York Tax-Free Money Fund At February 28, 2005, management fees waived in the amount of $115,000 remain subject to repayment by the fund through June 30, 2007.

Personal Strategy Balanced Fund At May 31, 2004, management fees waived in the amount of $984,000 remain subject to repayment by the fund through September 30, 2006.

Personal Strategy Growth Fund At May 31, 2004, management fees waived in the amount of $667,000 remain subject to repayment by the fund through September 30, 2006.

Personal Strategy Income Fund At May 31, 2004, management fees waived in the amount of $791,000 remain subject to repayment by the fund through September 30, 2006.

Real Estate Fund At December 31, 2004, management fees waived in the amount of $66,000 remain subject to repayment through December 31, 2005.

Science & Technology Fund—Advisor Class At December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

Short-Term Bond Fund At May 31, 2004, management fees waived in the amount of $1,704,000 remain subject to repayment by the fund through September 30, 2006.

Small-Cap Stock Fund—Advisor Class For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

Small-Cap Value Fund—Advisor Class For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

Tax-Efficient Multi-Cap Growth Fund At February 28, 2005, management fees waived remain subject to repayment by the fund in the following amounts: $170,000 through February 28, 2006, and $55,000 through June 30, 2008.

Value Fund—Advisor Class At December 31, 2004, there were no amounts subject to repayment. For the year ended December 31, 2004, the Advisor Class operated below its expense limitation.

Approval of Investment Management Agreements

The Investment Management Agreements of the funds are reviewed each year by the Boards to determine whether the agreements should be renewed or not. Renewal of the agreements requires the majority vote of the Boards, including a majority of the independent directors.

In approving the continuation of the Investment Management Agreements for each fund for the current year, the Boards reviewed reports prepared by the Investment Managers, materials provided by fund counsel and counsel to the independent directors, as well as other information. The Boards considered the nature and quality of the investment management services provided to the funds by the Investment Managers under the Investment Management Agreements and the personnel who provide these services, including the historical performance of the funds compared to their benchmark indices and peer groups of similar investment companies. In addition, the Boards considered other services provided to the funds by the Investment Managers and their affiliates, such as administrative services, shareholder services, fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the funds` operation.

The Boards considered the fees paid to the Investment Managers for investment management services, as well as compensation paid to the Investment Managers or its affiliates for other non-advisory services provided to the funds. In connection with their review of the fees paid to the Investment Managers and their affiliates, the Boards reviewed information provided by Lipper Inc. comparing the funds` advisory fee rates and overall expense ratios with those of comparable funds. Where applicable, the Boards considered that the funds` advisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. Additionally and where applicable, the Boards considered the contractual fee waivers and expense reimbursements agreed to by the Investment Managers.

The Boards also considered the costs incurred and the benefits received by the Investment Managers and their affiliates, including the profitability of the Investment Managers from providing advisory services to the funds. In reviewing data concerning the profitability of the Investment Managers, the Boards received information concerning, among other components, the cost allocation methodology utilized in the presentation. In addition, the Boards considered other potential benefits to the Investment Managers, such as the research services the Investment Managers received from brokers in return for allocating fund brokerage in "soft dollar" arrangements.

Based on the information reviewed and the discussions, the Boards concluded that they were satisfied with the nature and quality of the services provided by the Investment Managers to the funds and that the management fee rates were reasonable in relation to such services. The independent directors of the funds were assisted by independent legal counsel in their deliberations.

For the Retirement and Spectrum Funds, the Boards considered the fact that the Retirement and Spectrum Funds pay no fees to the Investment Managers for investment management services.

Retirement and Spectrum Funds

The business of Retirement and Spectrum Funds is conducted by their officers, directors, and the Investment Managers in accordance with policies and guidelines set up by their directors which were included in the Exemptive Order issued by the SEC (Investment Company Act Release No. IC-21425, October 18, 1995).

Apart from the 12b-1 fees to which Advisor and R Classes of the Retirement Funds are subject (and apart from their proportionate share of fees and expenses borne at the underlying fund level), each Retirement and Spectrum Fund will operate at a zero expense ratio. To accomplish this, the payment of each fund`s operational expenses (other than the 12b-1 fees) is subject to a Special Servicing Agreement described below as well as certain undertakings made by the Investment Managers under their Investment Management Agreements with the Retirement and Spectrum Funds. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors` fees and expenses.

Special Servicing Agreements

There is a separate Special Servicing Agreement between and among each of the Spectrum Growth, Spectrum Income, Spectrum International, Retirement 2005, Retirement 2010, Retirement 2015, Retirement 2020, Retirement 2025, Retirement 2030, Retirement 2035, Retirement 2040, Retirement 2045, and Retirement Income Funds; the underlying funds in which each such fund invests; and T. Rowe Price (or T. Rowe Price International in the case of the Spectrum International Fund).

The Special Servicing Agreements provide that, if the Board of any underlying Price fund determines that such underlying fund`s share of the aggregate expenses of each Retirement and Spectrum Fund that invests in such underlying Price fund is less than the estimated savings to the underlying Price fund from the operation of each Retirement and Spectrum Fund that invests in such underlying Price fund, the underlying Price fund will bear those expenses in proportion to the average daily value of its shares owned by the Retirement and Spectrum Fund that invests in such underlying Price fund, provided further that no underlying Price fund will bear such expenses in excess of the estimated savings to it.

The savings to the underlying funds are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying Price funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying Price funds generated by the operation of each Retirement and Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by each Retirement and Spectrum Fund.

The Spectrum and Retirement Fund expenses borne by each underlying fund are set forth in the underlying fund`s shareholder report under "Related Party Transactions."

Under the Investment Management Agreements with the Retirement and Spectrum Funds, and the Special Servicing Agreements, the Investment Managers have agreed to bear any expenses of the Retirement and Spectrum Funds (other than 12b-1 fees) which exceed the estimated savings to each of the underlying Price funds. However, shareholders of the Retirement and Spectrum Funds will still indirectly bear their fair and proportionate share of the costs of the underlying Price funds in which the Retirement and Spectrum Funds invest because the Retirement and Spectrum Funds, as shareholders of the underlying Price funds, will bear their proportionate share of any fees and expenses paid by the underlying Price funds (including fees payable to the Investment Managers).

The Special Servicing Agreements also gives authority to each Retirement and Spectrum Fund to utilize the Price name so long as (1) the Special Servicing Agreements are in effect, and (2) the assets of the Retirement and Spectrum Funds are invested pursuant to each fund`s objectives and policies in shares of the various underlying Price funds (except for such cash or cash items as the directors may determine to maintain from time to time to meet current expenses and redemptions). The Special Servicing Agreements provide that the Retirement and Spectrum Funds will utilize assets deposited with the custodian of each fund from the sale of each fund`s shares to promptly purchase shares of the specified underlying Price funds, and will undertake redemption or exchange of such shares of the underlying Price funds in the manner provided by the objectives and policies of each fund.

Management Related Services

In addition to the management fee, the funds (other than the Single-Fee Funds) pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and directors` fees and expenses.

T. Rowe Price Services, Inc. ("Services"), a wholly owned subsidiary of T. Rowe Price, acts as the funds` transfer and dividend disbursing agent and provides shareholder and administrative services. T. Rowe Price Retirement Plan Services, Inc. ("RPS"), also a wholly owned subsidiary, provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. The fees paid by the funds to Services are based on the costs to Services of providing these services plus a return on capital employed in support of the services.

The fees paid to RPS are based on a per plan participant fee. The fees paid to Services and RPS are set forth in each fund`s shareholder report under "Related Party Transactions." The address for Services and RPS is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds. The funds paid the expenses shown in the following table during the fiscal years indicated to T. Rowe Price for accounting services.
Fund	Fiscal Year Ended
	2/28/05	2/29/04	2/28/03
California Tax-Free Bond	$64,000	$64,000	$64,000
California Tax-Free Money	64,000	64,000	64,000
Florida Intermediate Tax-Free	64,000	64,000	64,000
Georgia Tax-Free Bond	64,000	64,000	64,000
Maryland Short-Term Tax-Free Bond	64,000	64,000	64,000
Maryland Tax-Free Bond	84,000	84,000	84,000
Maryland Tax-Free Money	64,000	64,000	64,000
New Jersey Tax-Free Bond	64,000	64,000	64,000
New York Tax-Free Bond	64,000	64,000	64,000
New York Tax-Free Money	64,000	64,000	64,000
Tax-Efficient Balanced	64,000	80,666	84,000
Tax-Efficient Growth	64,000	64,000	64,000
Tax-Efficient Multi-Cap Growth	64,000	64,000	64,000
Tax-Exempt Money	84,000	83,900	97,000
Tax-Free High Yield	104,000	104,000	104,000
Tax-Free Income	96,000	113,000	109,000
Tax-Free Income Fund—Advisor Class	17,000	0	0
Tax-Free Intermediate Bond	64,000	64,000	64,000
Tax-Free Short-Intermediate	64,000	64,000	64,000
Virginia Tax-Free Bond	64,000	64,000	64,000

Fund	Fiscal Year Ended
	5/31/04	5/31/03	5/31/02
Corporate Income	$104,000	$92,000	$84,000
GNMA	104,000	104,000	104,000
Government Reserve Investment	64,000	64,000	64,000
High Yield	111,000	116,000	136,000
High Yield Fund—Advisor Class	22,000	21,000	3,000
Inflation Protected Bond	96,000	61,000	0
Institutional Core Plus	(a)	(a)	(a)
Institutional High Yield	112,000	104,000	0
New Income	144,000	130,000	109,000
New Income Fund—Advisor Class	8	0	(a)
New Income Fund—R Class	95	0	(a)
Personal Strategy Balanced	114,000	93,000	85,000
Personal Strategy Growth	113,000	93,000	84,000
Personal Strategy Income	113,000	93,000	85,000
Prime Reserve	84,000	93,000	98,000
Reserve Investment	84,000	72,000	64,000
Retirement 2005	(b)	(a)	(a)
Retirement 2010	(b)	(b)	(a)
Retirement 2010 Fund—Advisor Class	(b)	(a)	(a)
Retirement 2010 Fund—R Class	(b)	(a)	(a)
Retirement 2015	(b)	(a)	(a)
Retirement 2020	(b)	(b)	(a)
Retirement 2020 Fund—Advisor Class	(b)	(a)	(a)
Retirement 2020 Fund—R Class	(b)	(a)	(a)
Retirement 2025	(b)	(a)	(a)
Retirement 2030	(b)	(b)	(a)
Retirement 2030 Fund—Advisor Class	(b)	(a)	(a)
Retirement 2030 Fund—R Class	(b)	(a)	(a)
Retirement 2035	(b)	(a)	(a)
Retirement 2040	(b)	(b)	(a)
Retirement 2040 Fund—Advisor Class	(b)	(a)	(a)
Retirement 2040 Fund—R Class	(b)	(a)	(a)
Retirement 2045 Fund	(a)	(a)	(a)
Retirement Income	(b)	(b)	(a)
Short-Term Bond	84,000	84,000	84,000
Short-Term Bond Fund—Advisor Class	(a)	(a)	(a)
U.S. Treasury Intermediate	64,000	64,000	64,000
U.S. Treasury Long-Term	64,000	64,000	64,000
U.S. Treasury Money	64,000	64,000	64,000


(a)Prior to commencement of operations.

(b)Not applicable.

Fund	Fiscal Year Ended
	10/31/04	10/31/03	10/31/02
Emerging Europe & Mediterranean	$84,000	$87,000	$104,000
Emerging Markets Stock	85,000	88,000	104,000
European Stock	91,000	107,000	107,000
Global Stock Fund	84,000	87,000	104,000
Institutional Emerging Markets Equity	84,000	84,000	(b)
Institutional Foreign Equity	107,000	108,000	109,000
International Discovery	90,000	106,000	106,000
International Equity Index	104,000	107,000	124,000
International Growth & Income	94,000	108,000	104,000
International Growth & Income Fund—Advisor Class	6,000	(a)	0
International Growth & Income Fund— R Class	2,000	(a)	0
International Stock	138,000	144,000	138,000
International Stock Fund—Advisor Class	(a)	(a)	(a)
International Stock Fund—R Class	(a)	(a)	0
Japan	65,000	68,000	84,000
Latin America	68,000	88,000	104,000
New Asia	88,000	90,000	105,000
Summit Cash Reserves	84,000	81,000	64,000
Summit GNMA	84,000	81,000	64,000
Summit Municipal Income	64,000	64,000	64,000
Summit Municipal Intermediate	64,000	64,000	64,000
Summit Municipal Money Market	81,000	64,000	64,000
U.S. Bond Index	67,000	84,000	84,000

(a)Less than $1,000.

(b)Prior to commencement of operations.

Fund	Fiscal Year Ended
	12/31/04	12/31/03	12/31/02
Balanced	$107,000	$107,000	$86,000
Blue Chip Growth	73,000	73,000	77,000
Blue Chip Growth Fund—Advisor Class	9,000	9,000	7,000
Blue Chip Growth Fund—R Class	(a)	(a)	0
Capital Appreciation	84,000	84,000	64,000
Capital Appreciation Fund—Advisor Class	(b)	(b)	(b)
Capital Opportunity	84,000	84,000	64,000
Capital Opportunity Fund—Advisor Class	(b)	(b)	(b)
Capital Opportunity Fund—R Class	(b)	(b)	(b)
Developing Technologies	64,000	64,000	64,000
Diversified Mid-Cap Growth	64,000	(b)	(b)
Diversified Small-Cap Growth	64,000	64,000	64,000
Dividend Growth	64,000	64,000	64,000
Emerging Markets Bond	125,000	105,000	105,000
Equity Income	72,000	73,000	98,000
Equity Income Fund—Advisor Class	10,000	8,000	5,000
Equity Income Fund—R Class	(a)	(a)	0
Equity Index 500	105,000	104,000	65,000
Extended Equity Market Index	104,000	104,000	64,000
Financial Services	64,000	64,000	64,000
Global Technology	84,000	84,000	84,000
Growth & Income	64,000	64,000	84,000
Growth Stock	98,000	101,000	124,000
Growth Stock Fund—Advisor Class	3,000	(a)	0
Growth Stock Fund—R Class	(a)	(a)	0
Health Sciences	104,000	104,000	64,000
Institutional Large-Cap Core Growth	64,000	16,000	(b)
Institutional Large-Cap Growth	64,000	64,000	64,000
Institutional Large-Cap Value	64,000	64,000	64,000
Institutional Mid-Cap Equity Growth	64,000	64,000	64,000
Institutional Small-Cap Stock	64,000	64,000	64,000
International Bond	128,000	111,000	119,000
International Bond Fund—Advisor Class	5,000	2,000	1,000
Media & Telecommunications	64,000	84,000	64,000
Mid-Cap Growth	79,000	80,000	83,000
Mid-Cap Growth Fund—Advisor Class	2,000	1,000	0
Mid-Cap Growth Fund—R Class	(a)	(a)	0
Mid-Cap Value	76,000	79,000	73,000
Mid-Cap Value Fund—Advisor Class	4,000	(a)	0
Mid-Cap Value Fund —R Class	2,000	(a)	0
New America Growth	64,000	64,000	64,000
New Era	64,000	64,000	64,000
New Horizons	84,000	84,000	84,000
Real Estate	64,000	64,000	64,000
Real Estate Fund—Advisor Class	(b)	(b)	(b)
Science & Technology	81,000	82,000	71,000
Science & Technology Fund—Advisor Class	12,000	11,000	8,000
Small-Cap Stock	68,000	69,000	97,000
Small-Cap Stock Fund—Advisor Class	5,000	4,000	2,000
Small-Cap Value	84,000	86,000	77,000
Small-Cap Value Fund—Advisor Class	9,000	7,000	2,000
Spectrum Growth	(c)	(c)	(c)
Spectrum Income	(c)	(c)	(c)
Spectrum International	(c)	(c)	(c)
Total Equity Market Index	104,000	104,000	64,000
Value	69,000	71,000	77,000
Value Fund—Advisor Class	4,000	3,000	2,000

(a)Less than $1,000.

(b)Prior to commencement of operations.

(c)Not applicable.

other shareholder services

The funds have adopted an administrative fee payment ("AFP") program that authorizes the funds to make payments to third parties to compensate them for certain services they provide on behalf of the funds. The third parties include retirement plan sponsors, retirement plan recordkeepers, insurance companies, banks, and broker-dealers. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments; and telephone services in connection with the above. Under the AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2004.
Fund	Payment
Balanced	$236,891
Blue Chip Growth	793,169
Capital Appreciation	267,436
California Tax-Free Bond	697
California Tax-Free Money	1
Capital Opportunity	2,024
Corporate Income	289
Developing Technologies	97
Diversified Mid-Cap Growth	34
Diversified Small-Cap Growth	108
Dividend Growth	13,651
Emerging Europe & Mediterranean	448
Emerging Markets Bond	1,317
Emerging Markets Stock	54,537
Equity Income	1,234,019
Equity Index 500	68,113
European Stock	23,761
Extended Equity Market Index	0
Financial Services	13,800
Florida Intermediate Tax-Free	456
Georgia Tax-Free Bond	554
GNMA	9,495
Government Reserve Investment	0
Global Stock	775
Global Technology	257
Growth & Income	20,541
Growth Stock	260,319
Health Sciences	286,119
High Yield	169,341
Inflation Protected Bond	1,462
Institutional Emerging Markets Equity	0
Institutional Foreign Equity	0
Institutional High Yield	0
Institutional Large-Cap Core Growth	0
Institutional Large-Cap Growth	0
Institutional Large-Cap Value	0
Institutional Mid-Cap Equity Growth	0
Institutional Small-Cap Stock	0
International Bond	106,791
International Discovery	136,274
International Equity Index	0
International Growth & Income	264
International Stock	637,287
Japan	2,215
Latin America	21,451
Maryland Short-Term Tax-Free Bond	2,731
Maryland Tax-Free Bond	10,361
Maryland Tax-Free Money	0
Media & Telecommunications	10,413
Mid-Cap Growth	3,196,302
Mid-Cap Value	335,540
New America Growth	102,316
New Asia	45,804
New Era	71,213
New Horizons	419,914
New Income	31,067
New Jersey Tax-Free Bond	302
New York Tax-Free Bond	772
New York Tax-Free Money	62
Personal Strategy Balanced	132,089
Personal Strategy Growth	81,333
Personal Strategy Income	39,431
Prime Reserve	32,761
Real Estate	11,953
Reserve Investment	0
Retirement 2005	50
Retirement 2010	1,453
Retirement 2015	121
Retirement 2020	1,889
Retirement 2025	47
Retirement 2030	1,081
Retirement 2035	5
Retirement 2040	593
Retirement 2045	(a)
Retirement Income	429
Science & Technology	288,077
Short-Term Bond	4,675
Small-Cap Stock	1,871,505
Small-Cap Value	539,399
Spectrum Growth	114,016
Spectrum Income	1,039,260
Spectrum International	312
Summit Cash Reserves	0
Summit GNMA	0
Summit Municipal Money Market	0
Summit Municipal Intermediate	1,815
Summit Municipal Income	63
Tax-Efficient Balanced	201
Tax-Efficient Growth	0
Tax-Efficient Multi-Cap Growth	114
Tax-Exempt Money	525
Tax-Free High Yield	7,683
Tax-Free Income	8,305
Tax-Free Intermediate Bond	3,566
Tax-Free Short-Intermediate	7,045
Total Equity Market Index	0
U.S. Bond Index	0
U.S. Treasury Intermediate	11,322
U.S. Treasury Long-Term	491
U.S. Treasury Money	34,610
Value	244,899
Virginia Tax-Free Bond	3,806

(a)Prior to commencement of operations.

Each Advisor and R Class has adopted an administrative fee payment ("AFP") program under which various third parties, including third parties receiving 12b-1 payments, may receive payments from the class in addition to 12b-1 fees for providing various recordkeeping, transfer agent, and administrative services to the classes and/or shareholders thereof. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments; and telephone services in connection with the above. Under this AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2004.
Fund	Payment
Blue Chip Growth Fund—Advisor Class	$806,846
Blue Chip Growth Fund—R Class	4,878
Capital Appreciation Fund—Advisor Class	(a)
Capital Opportunity Fund—Advisor Class	(a)
Capital Opportunity Fund—R Class	(a)
Equity Income Fund—Advisor Class	1,664,919
Equity Income Fund—R Class	37,898
Growth Stock Fund—Advisor Class	198,223
Growth Stock Fund—R Class	45,823
High Yield Fund—Advisor Class	652,960
International Bond Fund—Advisor Class	19,371
International Growth & Income Fund—Advisor Class	25,710
International Growth & Income Fund— R Class	2,400
International Stock Fund—Advisor Class	2,102
International Stock Fund—R Class	901
Mid-Cap Growth Fund—Advisor Class	230,338
Mid-Cap Growth Fund—R Class	110,116
Mid-Cap Value Fund—Advisor Class	131,346
Mid-Cap Value Fund—R Class	81,763
New Income Fund—Advisor Class	16
New Income Fund—R Class	714
Real Estate Fund—Advisor Class	(a)
Retirement 2010 Fund—Advisor Class	6,313
Retirement 2010 Fund—R Class	1,255
Retirement 2020 Fund-—Advisor Class	2,476
Retirement 2020 Fund—R Class	1,280
Retirement 2030 Fund—Advisor Class	2,134
Retirement 2030 Fund—R Class	765
Retirement 2040 Fund—Advisor Class	559
Retirement 2040 Fund—R Class	174
Retirement Income Fund—Advisor Class	1,089
Retirement Income Fund—R Class	3
Science & Technology Fund—Advisor Class	605,275
Short-Term Bond Fund—Advisor Class	(a)
Small-Cap Stock Fund—Advisor Class	281,294
Small-Cap Value Fund—Advisor Class	424,518
Tax-Free Income Fund—Advisor Class	236,826
Value Fund—Advisor Class	91,739

(a)Prior to commencement of operations.

529 Plans

T. Rowe Price is the investment manager of several college savings plans established by states under section 529 of the Internal Revenue Code. Each plan has a number of portfolios that invest in underlying Price Funds including Blue Chip Growth, Equity Index 500, International Growth & Income, International Stock, Mid-Cap Growth, Mid-Cap Value, Short-Term Bond, Small-Cap Stock, Spectrum Income, Summit Cash Reserves, and Value Funds. Each portfolio establishes an omnibus account in the underlying Price Funds. Transfer agent and recordkeeping expenses incurred by the portfolios as a result of transactions by participants in the 529 plans that invest in the Price Funds are paid for by the underlying Price Funds under their agreement with their transfer agent, T. Rowe Price Services, Inc. The expenses borne by each underlying Price Fund are set forth in the shareholder report of the underlying fund under "Related Party Transactions."

Control of Investment Adviser

T. Rowe Price Group, Inc. ("Group") is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

DISTRIBUTOR FOR THE FUNDs

Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Investment Services is located at the same address as the funds and T. Rowe Price—100 East Pratt Street, Baltimore, Maryland 21202.

Investment Services serves as distributor to the funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the funds (other than the Single-Fee Funds) will pay all fees and expenses in connection with necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders. For the Single-Fee Funds, the Underwriting Agreement provides that Investment Services will pay, or will arrange for others to pay, all of these fees and expenses.

The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services` federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the funds. Investment Services` expenses are paid by T. Rowe Price.

Investment Services acts as the agent of the funds, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. Other than as described below with respect to the Advisor and R Classes, no sales charges are paid by investors or the funds. No compensation is paid to Investment Services.

Advisor and R Class

Distribution and Shareholder Services Plan

The fund directors adopted a plan pursuant to Rule 12b-1 with respect to each Advisor and R Class (collectively "Class"). Each plan provides that the Class may compensate Investment Services or such other persons as the funds or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Class shares. It is expected that most, if not all, payments under the plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the plan, each Class pays a fee at the annual rate of up to 0.25% of that class`s average daily net assets and each R Class pays a fee at the annual rate of up to 0.50% of that class`s average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing Class shares. The amount of fees paid by a Class during any year may be more or less than the cost of distribution and other services provided to the Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan complies with these rules.

The plan requires that Investment Services provide, or cause to be provided, a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made to the fund directors for their review.

Prior to approving the plan, the funds considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each fund, its Class, and the Class`s shareholders. The fund directors noted that to the extent the plan allows a fund to sell Class shares in markets to which it would not otherwise have access, the plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund directors and (2) by a vote of the majority of the funds` independent directors cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Class and by the fund directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to a Class at any time by a vote of a majority of the independent directors or by a majority vote of the outstanding shares in the Class.

Payments under the 12b-1 plans will normally be made for funds that are closed to new investors. Such payments are made for the various services provided to the investors by the intermediaries receiving such payments.

The following payments for the fiscal year indicated were made to third party intermediaries, including brokers-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services under the plan.

Fund	Fiscal Year Ended 2/28/05
Tax-Free Income Fund—Advisor Class	$649,000

Fund	Fiscal Year Ended 5/31/04
High Yield Fund—Advisor Class	$1,571,000
New Income Fund—Advisor Class	0
New Income Fund—R Class	6,000
Retirement 2010 Fund—Advisor Class	2,000
Retirement 2010 Fund—R Class	1,000
Retirement 2020 Fund—Advisor Class	0
Retirement 2020 Fund—R Class	2,000
Retirement 2030 Fund—Advisor Class	1,000
Retirement 2030 Fund—R Class	1,000
Retirement 2040 Fund—Advisor Class	1,000
Retirement 2040 Fund—R Class	1,000
Retirement Income Fund—Advisor Class	1,000
Retirement Income Fund—R Class	1,000
Short-Term Bond Fund—Advisor Class	(a)

(a)Prior to commencement of operations.

Fund	Fiscal Year Ended 10/31/04
International Growth & Income Fund—Advisor Class	$46,000
International Growth & Income Fund— R Class	18,000
International Stock Fund—Advisor Class	65,000
International Stock Fund—R Class	7,000

Fund	Fiscal Year Ended 12/31/04
Blue Chip Growth Fund—Advisor Class	$2,050,000
Blue Chip Growth Fund—R Class	73,000
Capital Appreciation Fund—Advisor Class	(a)
Capital Opportunity Fund—Advisor Class	(a)
Capital Opportunity Fund—R Class	(a)
Equity Income Fund—Advisor Class	4,641,000
Equity Income Fund—R Class	219,000
Growth Stock Fund—Advisor Class	559,000
Growth Stock Fund—R Class	253,000
International Bond Fund—Advisor Class	143,000
Mid-Cap Growth Fund—Advisor Class	841,000
Mid-Cap Growth Fund—R Class	592,000
Mid-Cap Value Fund—Advisor Class	406,000
Mid-Cap Value Fund—R Class	433,000
Real Estate Fund—Advisor Class	(a)
Science & Technology Fund—Advisor Class	1,522,000
Small-Cap Stock Fund—Advisor Class	956,000
Small-Cap Value Fund—Advisor Class	1,085,000
Value Fund—Advisor Class	233,000

(a)Prior to commencement of operations.

PORTFOLIO TRANSACTIONS

All funds except International Funds

Investment or Brokerage Discretion

Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including, where applicable, the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.

The fund`s purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund (except to the extent that the Corporate Income, High Yield, Institutional High Yield, New Income, and Personal Strategy Funds purchase equity securities). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.

How Broker-Dealers Are Selected

Fixed-Income Securities

Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undisclosed compensation. Transactions placed through broker-dealers serving as primary market-makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

Equity Securities

In purchasing and selling equity securities, T. Rowe Price seeks to obtain quality execution at favorable security prices through responsible broker-dealers and in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid in return for brokerage and research services. As a general practice, securities are executed in the primary market with market-makers, or through an electronic communications network or Alternative Trading System. In selecting from among these options, T. Rowe Price generally seeks to select the broker-dealers or system it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund`s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Equity and Fixed-Income Securities

With respect to equity and fixed-income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker-dealer who furnishes brokerage and/or research services; designate any such broker-dealer to receive selling concessions, discounts, or other allowances; or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.

How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; and (g) rates which other institutional investors are paying, based on available public information.

Description of Research Services Received From Broker-Dealers

T. Rowe Price receives a wide range of research services from broker-dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts. Such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. Some research may be incorporated into firm-wide systems or communications. Therefore, T. Rowe Price may have access to the research obtained through commissions generated by T. Rowe Price International.

Research services received from broker-dealers are supplemental to T. Rowe Price`s own research efforts and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price to generate all of the information and varied opinions presently provided by broker-dealers. T. Rowe Price pays cash for certain research services including all research received from external non-broker-dealer sources. While receipt of research services from brokerage firms has not reduced T. Rowe Price`s normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by broker-dealers, T. Rowe Price is relieved of expenses which it might otherwise bear.

T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price has from time to time received third-party vendor services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the research and non-research use of the product or service and received credit for commission business only with respect to the research component.

Directed Brokerage

In 2002, the T. Rowe Price Funds that invest in domestic equity securities adopted a commission recapture program. Under the program, a percentage of commissions generated by the portfolio transactions of those funds is rebated to the funds by the broker-dealers and credited to short-term security gain/loss.

Commissions to Broker-Dealers Who Furnish Research Services

Certain broker-dealers who provide quality brokerage and execution services also furnish proprietary research services to T. Rowe Price. Proprietary research may include research provided by an affiliate of the broker-dealer. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e), which permits an investment adviser to cause an account to pay a higher commission (which does not furnish research services or which furnishes brokerage and research services deemed to be of lesser value), if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker-dealer. T. Rowe Price may receive proprietary research from broker-dealers, as defined in Section 28(e), in connection with brokerage transactions, including selling concessions and designations in fixed-price offerings in which the fund participates.

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T. Rowe Price adopted a policy, effective January 1, 2005, to discontinue the use of brokerage commissions to acquire independent, third-party research and related services of non-broker-dealer entities. Proprietary research and services will continue to be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which an investment manager executes a trade through one broker-dealer but instructs that entity to step-out all or a
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
portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. In the case of the Price Funds, T. Rowe Price would use a step-out to compensate broker-dealers who provide valuable proprietary research services. These broker-dealers may or may not have trading desks of their own.
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Independent third-party research will remain an important component of T. Rowe Price`s investment approach. However, independent third-party research will be paid for directly by T. Rowe Price, rather than through third-party soft dollar arrangements. T. Rowe Price will continue to use full service broker-dealers that provide "bundled" proprietary research, either directly or through step-out transactions with other brokers, subject to T. Rowe Price`s best execution obligations; lower commissions may be available from other broker-dealers that do not provide research.
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No selling concessions were designated for broker-dealers during 2004 in connection with fixed price offerings in consideration of independent third-party vendor research and brokerage services provided by such broker-dealers. However, T. Rowe Price may receive proprietary research from broker-dealers designated by T. Rowe Price to receive selling concessions.
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Internal Allocation Procedures

T. Rowe Price has a policy of not precommitting a specific amount of business to any broker-dealer over any specific time period. Historically, brokerage placement has been determined, as appropriate, by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several broker-dealers, which are able to meet the needs of the transaction.

Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by broker-dealers and attempts to allocate a portion of its brokerage business in response to these assessments. Portfolio managers, research analysts, and the Trading Department each seek to evaluate the brokerage, execution, and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions because the total business is allocated on the basis of all the considerations described above. In no case is a broker-dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

T. Rowe Price`s brokerage allocation policy is generally applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from broker-dealers which execute transactions for a particular fund will not necessarily be used by T. Rowe Price in connection with the management of that fund.

From time to time, orders for clients may be placed through a computerized transaction network.

The fund does not allocate business to any broker-dealer on the basis of its sales of the fund`s shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

Some of T. Rowe Price`s other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price`s policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution. Clients should be aware, however, that the grouping of their orders with other clients may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client`s proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price may include orders on behalf of the T. Rowe Price Associates Foundation, Inc. and The T. Rowe Price Program for Charitable Giving, Inc., not for profit entities, in aggregated orders from time to time. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by its clients and clients of affiliated advisers in the aggregate. In certain limited instances, however, T. Rowe Price may increase aggregate ownership to a maximum of 15% or more. For purposes of determining these limits, T. Rowe Price includes securities held by clients of affiliated advisers.

T. Rowe Price may give advice and take action for clients, including investment companies, which differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that its principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with fixed-income securities acquired in underwritten offerings. T. Rowe Price may, however, have the opportunity to designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Trade Allocation Policies

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to eliminate de minimus positions; (ii) to give priority to accounts with specialized investment policies and objectives; (iii) to reallocate in light of a participating portfolio`s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure); and (iv) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement. Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

International Funds

Investment or Brokerage Discretion

Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.

How Broker-Dealers Are Selected

Fixed-Income Securities

For fixed-income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer`s underwriter, or with a primary market-maker acting as principal on a net basis, with no brokerage commission being paid by the fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market-makers reflect the spread between the bid and asked prices.

With respect to equity and fixed-income securities, T. Rowe Price International may effect principal transactions on behalf of the fund with a broker-dealer who furnishes research services, designate any such broker-dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. T. Rowe Price International may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.

Equity Securities

In purchasing and selling equity securities, it is T. Rowe Price International`s policy to seek to obtain quality execution at the most favorable security prices through responsible broker-dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, higher brokerage commissions may be paid in return for brokerage and research services. In selecting broker-dealers to execute the fund`s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price International to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. However, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price International seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price International considers: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares and dollar amount; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; and (g) rates which other institutional investors are paying, based on available public information.

Descriptions of Research Services Received From Broker-Dealers

T. Rowe Price International receives a wide range of research services from broker-dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a fund`s portfolio is likely to be invested. Research services are received primarily in the form of written reports, e-mails, computer-generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. T. Rowe Price International cannot readily determine the extent to which commissions charged by broker-dealers reflect the value of their research services, but broker-dealers generally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by broker-dealers, T. Rowe Price International is relieved of expenses which it might otherwise bear. Some research may be incorporated into firm-wide systems or communications. Therefore, T. Rowe Price International may have access to the research obtained through commissions generated by T. Rowe Price.

Commissions to Broker-Dealers Who Furnish Research Services

Certain broker-dealers which provide quality brokerage and execution services also furnish proprietary research services to T. Rowe Price International. Proprietary research may include research provided by an affiliate of the broker-dealer. With regard to payment of brokerage commissions, T. Rowe Price International has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer (which does not furnish research services, or which furnishes brokerage and research services deemed to be of lesser value), if such commission is deemed reasonable in relation to the research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers.

Accordingly, T. Rowe Price International may assess the reasonableness of commissions in light of the total research services provided by each particular broker-dealer. T. Rowe Price International may receive proprietary research from broker-dealers, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings for non-ERISA accounts.

T. Rowe Price adopted a policy, effective January 1, 2005, to discontinue the use of brokerage commissions to acquire independent, third-party research and related services of non-broker-dealer entities. There has been a long-standing industry, legislative, and regulatory debate regarding the definition and impact of soft-dollar activity, and proactively eliminating the practice has allowed T. Rowe Price International to respond to changing client sentiment on the issue. Proprietary research and services will continue to be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which an investment manager executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. In the case of the Price Funds, T. Rowe Price International would use a step-out to compensate broker-dealers who provide valuable proprietary research services. These broker-dealers may or may not have trading desks of their own.

Independent third-party research will remain an important component of T. Rowe Price`s investment approach. However, independent third-party research will be paid for directly by T. Rowe Price, rather than through third-party soft dollar arrangements. T. Rowe Price will continue to use full service broker-dealers that provide "bundled" proprietary research, either directly or through step-out transactions with other brokers, subject to T. Rowe Price`s best execution obligations; lower commissions may be available from other broker-dealers that do not provide research.

Internal Allocation Procedures

T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific time period. Historically, brokerage placement has been determined, as appropriate, by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several broker-dealers which are able to meet the needs of the transaction.

Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Portfolio managers, research analysts, and the Trading Department each seek to evaluate the brokerage, execution and research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker-dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

Research services furnished by broker-dealers through which T. Rowe Price International effects securities transactions may be used in servicing all accounts managed by T. Rowe Price International. Conversely, research services received from broker-dealers which execute transactions for a particular fund will not necessarily be used by T. Rowe Price International in connection with the management of that fund.

Some of T. Rowe Price International`s other clients have investment objectives and programs similar to those of the fund. T. Rowe Price International may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price International`s policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price International may follow the practice of grouping orders of various clients for execution, which generally results in lower commission rates being attained. Clients should be aware, however, that the grouping of their orders with other clients may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. In certain cases, where the aggregate order may be executed in a series of transactions at various prices on a given day, each participating client`s proportionate share of such order will reflect the average price paid or received with respect to the total order.

T. Rowe Price has developed written trade allocation guidelines for its Trading desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis, which may include a system-generated random allocation. Adjustments may be made in such situations as: (i) to eliminate de minimus positions; (ii) to give priority to accounts with specialized investment policies and objectives; (iii) to reallocate in light of a participating portfolio`s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure); and (iv) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement. Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

T. Rowe Price may give advice and take action for clients, including investment companies, which differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security which the advisers, their principals, affiliates or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly between non-ERISA client accounts (including mutual funds) provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

Price International has a Brokerage Control Committee, which is responsible for developing brokerage policy, monitoring its implementation, and resolving questions that arise in that connection.

T. Rowe Price International has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients and clients of affiliated advisers in the aggregate. For purposes of determining the 10% limit, T. Rowe Price International includes securities held by clients of affiliated advisers. In certain limited instances, however, T. Rowe Price International may increase aggregate ownership to a maximum of 15% or more.

The fund does not allocate business to any broker-dealer on the basis of its sales of the fund`s shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

All funds

Total Brokerage Commissions

For the fiscal years indicated, the total brokerage commissions paid by each fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price or T. Rowe Price International in connection with the management of each fund that invests in equity securities, are shown below.

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Fund	Fiscal Year Ended
	2/28/05%		2/29/04%		2/28/03%
California Tax-Free Bond	$247,000	(a)	$150,000	(a)	$182,000	(a)
California Tax-Free Money	1,000	(a)	1,000	(a)	4,000	(a)
Florida Intermediate Tax-Free	8,000	(a)	17,000	(a)	24,000	(a)
Georgia Tax-Free Bond	98,000	(a)	39,000	(a)	52,000	(a)
Maryland Short-Term Tax-Free Bond	27,000	(a)	112,000	(a)	84,000	(a)
Maryland Tax-Free Bond	362,000	(a)	584,000	(a)	385,000	(a)
Maryland Tax-Free Money	1,000	(a)	0	(a)	3,000	(a)
New Jersey Tax-Free Bond	118,000	(a)	67,000	(a)	91,000	(a)
New York Tax-Free Bond	215,000	(a)	176,000	(a)	289,000	(a)
New York Tax-Free Money	0	(a)	0	(a)	4,000	(a)
Tax-Efficient Balanced	1,000	0.0	1,000	0.0	4,000	0.0
Tax-Efficient Growth	10,000	0.20	10,000	0.0	18,000	0.0
Tax-Efficient Multi-Cap Growth	5,000	3.01	5,000	0.0	15,000	0.0
Tax-Exempt Money	6,000	(a)	0	(a)	69,000	(a)
Tax-Free High Yield	842,000	(a)	1,003,000	(a)	1,148,000	(a)
Tax-Free Income	1,222,000	(a)	1,007,000	(a)	959,000	(a)
Tax-Free Intermediate Bond	76,000	(a)	80,000	(a)	87,000	(a)
Tax-Free Short-Intermediate	155,000	(a)	188,000	(a)	172,000	(a)
Virginia Tax-Free Bond	205,000	(a)	212,000	(a)	254,000	(a)
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(a)Percentages are not required for funds that do not invest in equity securities.

Fund	Fiscal Year Ended
	5/31/04%		5/31/03%		5/31/02%
Corporate Income	$109,000	87.4	$121,000	94.0	$103,000	95.0
GNMA	24,000	(a)	13,000	(a)	0	(a)
Government Reserve Investment	(b)	(b)	(b)	(b)	(b)	(b)
High Yield	7,754,000	87.6	14,294,000	86.0	9,189,000	82.0
Inflation Protected Bond	1,600	(a)	121,000	(a)	(c)	(c)
Institutional High Yield	2,018,000	(a)	1,291,000	(a)	(c)	(c)
New Income	896,000	91.2	1,343,000	96.0	1,734,000	98.0
Personal Strategy Balanced	461,000	28.1	654,000	17.0	843,000	14.0
Personal Strategy Growth	315,000	31.8	311,000	24.0	374,000	19.0
Personal Strategy Income	145,000	25.7	257,000	12.0	332,000	9.0
Prime Reserve	(b)	(b)	(b)	(b)	(b)	(b)
Reserve Investment	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2005	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2010	(b)	(b)	(b)	(b)	(c)	(c)
Retirement 2015	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2020	(b)	(b)	(b)	(b)	(c)	(c)
Retirement 2025	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2030	(b)	(b)	(b)	(b)	(c)	(c)
Retirement 2035	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2040	(b)	(b)	(b)	(b)	(c)	(c)
Retirement 2045	(c)	(c)	(c)	(c)	(c)	(c)
Retirement Income	(b)	(b)	(b)	(b)	(c)	(c)
Short-Term Bond	660,000	(a)	302,000	(a)	217,000	(a)
U.S. Treasury Intermediate	7,000	(a)	11,000	(a)	0	(a)
U.S. Treasury Long-Term	12,000	(a)	12,000	(a)	0	(a)
U.S. Treasury Money	(b)	(b)	(b)	(b)	(b)	(b)

(a)Percentages are not required for funds that do not invest in equity securities.

(b)Not applicable.

(c)Prior to commencement of operations.

Fund	Fiscal Year Ended
	10/31/04%		10/31/03%		10/31/02%
Emerging Europe & Mediterranean	$515,000	16.6	$159,000	32.9	$85,000	90.0
Emerging Markets Stock	2,398,000	10.9	1,052,000	33.2	736,000	89.0
European Stock	810,000	1.2	724,000	33.0	556,000	88.0
Global Stock	142,000	18.6	82,000	40.2	110,000	43.0
Institutional Emerging Markets Equity	135,000	10.0	61,000	43.0	(a)	(a)
Institutional Foreign Equity	1,433,000	3.5	1,720,000	30.5	2,081,946	1.0
International Discovery	3,282,000	0.2	2,165,000	28.0	1,796,000	65.0
International Equity Index	39,000	4.4	11,000	0.1	14,000	0.0
International Growth & Income	327,000	4.5	77,000	2.0	7,000	12.0
International Stock	5,872,000	3.5	5,961,000	38.8	5,790,000	83.0
Japan	1,161,000	0.0	838,000	32.3	306,000	78.0
Latin America	452,000	54.0	267,000	67.8	249,000	85.0
New Asia	3,996,000	0.0	2,510,000	36.2	2,680,000	90.0
Summit Cash Reserves	0	(b)	0	(b)	0	(b)
Summit GNMA	2,000	(b)	2,000	(b)	2,000	(b)
Summit Municipal Income	105,000	(b)	119,000	(b)	149,000	(b)
Summit Municipal Intermediate	70,000	(b)	49,000	(b)	44,000	(b)
Summit Municipal Money Market	0	(b)	0	(b)	1,000	(b)
U.S. Bond Index	7,000	(b)	15,000	(b)	23,000	(b)

(a)Prior to commencement of operations.

(b)Percentages are not required for funds that do not invest in equity securities.

Fund	Fiscal Year Ended
	12/31/04%		12/31/03%		12/31/02%
Balanced	$408,000	32.4	$604,000	19.3	$1,341,000	14.7
Blue Chip Growth	6,809,000	55.6	6,285,000	72.7	7,802,000	61.8
Capital Appreciation	4,458,000	25.1	2,442,000	19.4	2,513,000	14.1
Capital Opportunity	115,000	50.9	107,000	63.9	127,000	42.4
Developing Technologies	179,000	43.9	146,000	39.4	94,000	63.7
Diversified Mid-Cap Growth	25,000	11.5	(a)	(a)	(a)	(a)
Diversified Small-Cap Growth	68,000	43.4	51,000	32.8	88,000	24.5
Dividend Growth	353,000	59.6	355,000	66.3	554,000	48.3
Emerging Markets Bond	0	(b)	0	(b)	605,000	(b)
Equity Income	10,109,000	52.7	7,017,000	44.0	8,255,000	39.8
Equity Index 500	301,000	1.8	239,000	1.3	339,000	1.7
Extended Equity Market Index	37,000	2.4	28,000	1.9	42,000	7.3
Financial Services	555,000	28.3	620,000	50.7	604,000	39.7
Global Technology	525,000	22.1	464,000	36.3	543,000	50.2
Growth & Income	2,556,000	55.4	2,416,000	60.4	3,408,000	49.2
Growth Stock	9,889,000	30.8	6,388,000	37.9	6,963,000	42.4
Health Sciences	4,142,000	61.5	2,779,000	74.9	2,768,000	85.0
Institutional Large-Cap Core Growth	9,000	56.0	(c)	30.0	(a)	(a)
Institutional Large-Cap Growth	70,000	49.8	22,000	53.5	15,000	26.5
Institutional Large-Cap Value	25,000	39.5	18,000	24.7	7,000	25.3
Institutional Mid-Cap Equity Growth	686,000	29.8	604,000	47.3	489,000	58.1
Institutional Small-Cap Stock	727,000	24.0	467,000	45.2	571,000	62.1
International Bond	0	(b)	0	(b)	205,000	(b)
Media & Telecommunications	3,551,000	23.7	2,882,000	39.0	4,243,000	45.0
Mid-Cap Growth	19,755,000	32.0	14,169,000	45.3	9,544,000	58.6
Mid-Cap Value	13,392,000(e)	56.6	4,260,000(e)	62.0	3,708,000	66.0
New America Growth	1,600,000	49.2	1,599,000	64.3	2,048,000	53.0
New Era	1,947,000	34.3	921,000	52.6	960,000	28.7
New Horizons	13,361,000	27.3	9,939,000	36.5	8,357,000	45.6
Real Estate	495,000	43.1	312,000	43.5	126,000	64.4
Science & Technology	9,402,000	23.9	7,358,000	32.9	8,785,000	35.1
Small-Cap Stock	8,904,000	26.1	5,140,000	45.4	5,313,000	55.4
Small-Cap Value	5,760,000(e)	28.5	2,325,000(e)	50.7	4,163,000	67.9
Spectrum Growth	(d)	(d)	(d)	(d)	(d)	(d)
Spectrum Income	(d)	(d)	(d)	(d)	(d)	(d)
Spectrum International	(d)	(d)	(d)	(d)	(d)	(d)
Total Equity Market Index	39,000	5.19	44,000	0.84	36,000	2.8
Value	2,267,000	38.1	1,574,000	38.4	2,120,000	59.1

((a)Prior to commencement of operations.

(b)Percentages are not required for funds that do not invest in equity securities.

(c)Less than $1,000.

(d)Not applicable.

(e)The increase in commissions (including discounts in connection with underwritings) was due to the fund`s greater participation in initial public offerings.

Fund Holdings in Securities of Brokers and Dealers

The following lists the funds` holdings in securities of its regular brokers and dealers as of the end of the fiscal years indicated.

		Fiscal Year Ended 2/28/05
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Tax-Efficient Balanced
	Citigroup	$506,000	—
	State Street	434,000	—
Tax-Efficient Growth
	Citigroup	$1,847,000	—
	State Street	1,574,000	—
Tax-Efficient Multi-Cap Growth
	Legg Mason	$109,000	—
	Lehman Brothers	69,000	—
	State Street	224,000	—

		Fiscal Year Ended 5/31/04
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Corporate Income
	Bank of America	$251,000	—
	Citigroup	186,000	—
	J.P. Morgan Chase	202,000	—
Government Reserve Investment
	Barclays Capital	—	$25,000,000
	Credit Suisse First Boston	—	125,000,000
	Deutsche Bank	—	145,000,000
	Goldman Sachs	—	25,651,000
	J.P. Morgan Chase	—	25,000,000
	Morgan Stanley	—	35,000,000
	UBS	—	100,000,000
	Wachovia	—	35,000,000
New Income
	Bank of America	—	$44,446,000
	Citigroup	$2,171,000	—
	Goldman Sachs	—	9,415,000
	Greenwich	—	9,199,000
	J.P. Morgan Chase	—	51,354,000
	Morgan Stanley	—	21,700,000
	UBS	—	17,544,000
Personal Strategy Balanced
	Bank of America	$5,187,000	$3,947,000
	Bear Sterns	—	1,689,000
	Citigroup	8,277,000	2,123,000
	Credit Suisse First Boston	958,000	—
	Deutsche Bank	947,000	—
	Freddie Mac	1,168,000	—
	Goldman Sachs	2,010,000	767,000
	Greenwich	—	726,000
	J.P. Morgan Chase	111,000	3,805,000
	Merrill Lynch	2,738,000	—
	Morgan Stanley	1,616,000	905,000
	Prudential	254,000	297,000
	UBS	—	1,911,000
Personal Strategy Growth
	Bank of America	$4,240,000	$1,099,000
	Bear Sterns	—	571,000
	Citigroup	6,700,000	564,000
	Credit Suisse First Boston	771,000	—
	Deutsche Bank	783,000	—
	Freddie Mac	1,068,000	—
	Goldman Sachs	1,634,000	226,000
	Greenwich	—	200,000
	J.P. Morgan Chase	88,000	1,424,000
	Merrill Lynch	2,192,000	—
	Morgan Stanley	1,300,000	257,000
	Prudential	212,000	79,000
	UBS	—	563,000
Personal Strategy Income
	Bank of America	$1,347,000	$2,075,000
	Bear Sterns	—	298,000
	Citigroup	2,177,000	979,000
	Credit Suisse First Boston	241,000	—
	Deutsche Bank	240,000	—
	Freddie Mac	321,000	—
	Goldman Sachs	526,000	391,000
	Greenwich	—	376,000
	J.P. Morgan Chase	29,000	3,060,000
	Merrill Lynch	693,000	—
	Morgan Stanley	455,000	858,000
	Prudential	70,000	168,000
	UBS	—	980,000
Prime Reserve
	Citigroup	—	$57,138,000
	Credit Suisse First Boston	—	67,186,000
	Goldman Sachs	—	49,600,000
	Merrill Lynch	—	26,244,000
	Morgan Stanley	—	51,984,000
Reserve Investment
	ABN Amro	—	$10,579,000
	Barclays Capital	—	91,000,000
	Credit Suisse First Boston	—	50,000,000
	Deutsche Bank	—	45,006,000
	Goldman Sachs	—	60,000,000
	Morgan Stanley	—	49,971,000
	UBS	—	52,640,000
	Wachovia	—	1,403,000
Short-Term Bond
	Bank of America	—	$30,220,000
	Citigroup	—	32,587,000
	Goldman Sachs	—	9,478,000
	Greenwich	—	7,514,000
	J.P. Morgan Chase	—	10,092,000
	Lehman Brothers	—	5,843,000
	Merrill Lynch	—	7,119,000
	Morgan Stanley	—	16,545,000
	Wachovia	—	7,147,000

		Fiscal Year Ended 10/31/04
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
European Stock
	Credit Suisse First Boston	$9,800,000	—
	Deutsche Bank	4,910,000	—
	UBS	17,776,000	—
Foreign Equity
	Credit Suisse First Boston	$6,855,000	—
	Deutsche Bank	2,855,000	—
	UBS	13,014,000	—
Global Stock
	Citicorp	$1,868,000	—
	Credit Suisse First Boston	347,000	—
	Merrill Lynch	588,000	—
	UBS	922,000	—
International Equity Index
	UBS	$476,000	—
International Growth & Income
	ABN Amro	$4,323,000	—
	Deutsche Bank	1,532,000	—
	UBS	4,557,000	—
International Stock
	Credit Suisse First Boston	$45,260,000	—
	Deutsche Bank	18,848,000	—
	UBS	85,925,000	—
Summit Cash Reserves
	Citigroup	—	$22,547,000
	Goldman Sachs	—	15,000,000
	Morgan Stanley	—	25,000,000
U.S. Bond Index
	Bank of America	—	$715,000
	BB&T	—	295,000
	Bear Stearns	—	1,145,000
	Citigroup	—	663,000
	Credit Suisse First Boston	—	204,000
	Goldman Sachs	—	687,000
	HSBC	—	663,000
	J.P. Morgan Chase	—	781,000
	Lehman Brothers	—	506,000
	Merrill Lynch	—	197,000
	Morgan Stanley	—	633,000

		Fiscal Year Ended 12/31/04
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Balanced
	Bank of America	$28,932,000	$1,683,000
	Barclays Capital	7,621,000	—
	Bear Stearns	—	758,000
	Citigroup	27,508,000	3,790,000
	Goldman Sachs	8,188,000	4,005,000
	Greenwich Capital Markets	—	1,500,000
	J.P. Morgan Chase	11,462,000	2,550,000
	Lehman Brothers	4,374,000	2,502,000
	Merrill Lynch	—	3,105,000
	Morgan Stanley	8,644,000	7,319,000
Blue Chip Growth
	Citigroup	$289,080,000	—
	Goldman Sachs	75,949,000	—
	Merrill Lynch	83,678,000	—
	Morgan Stanley	35,533,000	—
Capital Appreciation
	Lehman Brothers	$34,555,000	—
	Prudential	36,329,000	—
Capital Opportunity
	Citigroup	$2,399,000	—
	Goldman Sachs	427,000	—
	J.P. Morgan Chase	1,484,000	—
	Lehman Brothers	227,000	—
	Merrill Lynch	538,000
	Morgan Stanley	483,000
	State Street Corp.	580,000	—
Diversified Mid-Cap Growth
	Legg Mason	$165,000	—
	Raymond James	74,000	—
Diversified Small-Cap Growth
	Raymond James	$310,000	—
Dividend Growth
	Citigroup	$18,068,000	—
	Morgan Stanley	6,107,000	—
	Prudential	2,748,000	—
Equity Income
	Citigroup	$107,923,000	—
	J.P. Morgan Chase	347,579,000	—
	Morgan Stanley	194,320,000	—
Equity Index 500
	Charles Schwab	$6,696,000	—
	Citigroup	102,824,000	—
	Goldman Sachs	20,748,000	—
	J.P. Morgan Chase	57,091,000	—
	Lehman Brothers	9,777,000	—
	Merrill Lynch	22,985,000	—
	Morgan Stanley	25,050,000	—
Extended Equity Market Index
	Investment Technology Group	$47,000	—
	Jeffries & Co.	109,000	—
	Legg Mason	308,000	—
Financial Services
	Citigroup	$18,607,000	—
	Credit Suisse First Boston	5,027,000	—
	Goldman Sachs	10,997,000	—
	Lehman Brothers	19,945,000	—
	Merrill Lynch	17,273,000	—
	Morgan Stanley	17,933,000	—
Growth & Income
	Citigroup	$42,013,000	—
	Goldman Sachs	13,525,000	—
	J.P. Morgan Chase	12,522,000	—
	Merrill Lynch	10,161,000
	Morgan Stanley	21,098,000	—
	Prudential	10,717,000	—
Growth Stock
	Citigroup	$320,002,000	—
	Goldman Sachs	49,221,000	—
	Merrill Lynch	92,643,000	—
	UBS	112,816,000	—
Health Sciences
	Morgan Stanley	—	$9,138,000
Institutional Large-Cap Core Growth
	Bank of America	$376,000	—
	Citigroup	1,185,000	—
	Goldman Sachs	307,000	—
	Legg Mason	311,000
	Merrill Lynch	281,000	—
	Morgan Stanley	189,000	—
Institutional Large-Cap Growth
	Citigroup	$1,662,000	—
	Morgan Stanley	788,000	—
Institutional Large-Cap Value
	Bank of America	$2,613,000	—
	Citigroup	2,892,000	—
	J.P. Morgan Chase	2,742,000	—
	Merrill Lynch	930,000	—
	Morgan Stanley	1,149,000	—
	Prudential	1,025,000	—
Institutional Mid-Cap Equity Growth
	Legg Mason	$2,857,000	—
New America Growth
	Citigroup	$9,636,000	—
	Goldman Sachs	8,843,000	—
	Legg Mason	5,494,000	—
	Morgan Stanley	6,940,000	—
Small-Cap Stock
	Piper Jaffray	$47,590,000	—
Total Equity Market Index
	Charles Schwab	$392,000	—
	Citigroup	5,782,000	—
	Goldman Sachs	1,165,000	—
	Investment Technology Group	36,000	—
	J.P. Morgan Chase	3,260,000	—
	Jeffries & Co.	68,000	—
	Legg Mason	187,000	—
	Lehman Brothers	580,000	—
	Merrill Lynch	1,333,000	—
	Morgan Stanley	1,427,000	—
Value
	Bank of America	$36,182,000	—
	Citigroup	21,922,000
	J.P. Morgan Chase	40,347,000	—
	Merrill Lynch	12,851,000	—
	Morgan Stanley	20,542,000	—


Portfolio Turnover

The portfolio turnover rates for the funds (if applicable) for the fiscal years indicated are as follows:
Fund	Fiscal Year Ended
	2/28/05	2/29/04	2/28/03
California Tax-Free Bond	36.3%	19.9%	28.5%
California Tax-Free Money	(a)	(a)	(a)
Florida Intermediate Tax-Free	18.2	17.3	12.8
Georgia Tax-Free Bond	25.3	29.2	24.8
Maryland Short-Term Tax-Free Bond	25.4	35.5	31.9
Maryland Tax-Free Bond	21.2	33.0	19.4
Maryland Tax-Free Money	(a)	(a)	(a)
New Jersey Tax-Free Bond	20.0	14.0	14.7
New York Tax-Free Bond	29.3	28.7	30.0
New York Tax-Free Money	(a)	(a)	(a)
Tax-Efficient Balanced	18.0	18.2	21.3
Tax-Efficient Growth	14.9	13.4	17.6
Tax-Efficient Multi-Cap Growth	7.8	15.3	27.0
Tax-Exempt Money	(a)	(a)	(a)
Tax-Free High Yield	22.8	26.5	30.8
Tax-Free Income	29.8	26.9	24.4
Tax-Free Intermediate Bond	23.8	30.0	20.7
Tax-Free Short-Intermediate	27.5	41.6	29.7
Virginia Tax-Free Bond	26.5	29.2	33.5

(a)Money funds are not required to show portfolio turnover.

Fund	Fiscal Year Ended
	5/31/04	5/31/03	5/31/02
Corporate Income	82.9%	92.9%	91.1%
GNMA	302.1	385.8(a)	145.2
Government Reserve Investment	(b)	(b)	(b)
High Yield	74.0	59.9	71.3
Inflation Protected Bond	26.9	35.6(c)	(d)
Institutional Core Plus	(d)	(d)	(d)
Institutional High Yield	73.5	72.3	(d)
New Income	219.0	221.2	222.0
Personal Strategy Balanced	72.9	87.8	97.2
Personal Strategy Growth	47.2	52.5	68.4
Personal Strategy Income	97.5	108.5	115.9
Prime Reserve	(b)	(b)	(b)
Reserve Investment	(b)	(b)	(b)
Retirement 2005	20.6(c)	(d)	(d)
Retirement 2010	0.5	12.8(c)	(d)
Retirement 2015	0.6(c)	(d)	(d)
Retirement 2020	0.0	4.1(c)	(d)
Retirement 2025	3.4(c)	(d)	(d)
Retirement 2030	8.8	3.1(c)	(d)
Retirement 2035	13.1(c)	(d)	(d)
Retirement 2040	1.2	18.8(c)	(d)
Retirement 2045	(d)	(d)	(d)
Retirement Income	3.9	6.2(c)	(d)
Short-Term Bond	69.5	110.1(a)	49.9
U.S. Treasury Intermediate	77.4	105.6	104.4
U.S. Treasury Long-Term	51.9	65.5	48.5
U.S. Treasury Money	(b)	(b)	(b)

(a)The fund`s higher portfolio turnover for this year was due primarily to increased trading of mortgage dollar rolls.

(b)Money funds are not required to show portfolio turnover.

(c)Annualized.

(d)Prior to commencement of operations.

Fund	Fiscal Year Ended
	10/31/04	10/31/03	10/31/02
Emerging Europe & Mediterranean	67.7%	54.1%	94.5%
Emerging Markets Stock	70.0	65.6	70.5
European Stock	22.5	23.1	16.1
Global Stock	72.3	38.7	48.4
Institutional Emerging Markets Equity	69.1	70.4	(a)
Institutional Foreign Equity	28.8	27.8	20.0
International Discovery	106.4	115.9	93.9
International Equity Index	58.2	39.4	49.0
International Growth & Income	45.8	53.2	24.6
International Stock	28.2	25.2	21.6
Japan	212.4	254.7(b)	104.2
Latin America	34.8	27.4	21.0
New Asia	72.3	71.7	72.0
Summit Cash Reserves	(c)	(c)	(c)
Summit GNMA	198.6	312.0	327.9
Summit Municipal Income	30.5	37.0	47.3
Summit Municipal Intermediate	26.5	29.8	18.5
Summit Municipal Money Market	(c)	(c)	(c)
U.S. Bond Index	167.1	190.3	140.4

(a)Prior to commencement of operations.

(b)The increase in the fund`s portfolio turnover from 2002 to 2003 was primarily the result of changes in the investment advisory group. New membership in the group had a different outlook on a number of the fund`s portfolio holdings and initiated changes in the composition of the portfolio as a result.

(c)Money funds are not required to show portfolio turnover.

Fund	Fiscal Year Ended
	12/31/04	12/31/03	12/31/02
Balanced	22.9%	38.4%	49.1%
Blue Chip Growth	31.9	32.6	46.2
Capital Appreciation	17.6	17.9	17.6
Capital Opportunity	44.3	47.5	48.2
Developing Technologies	79.0	66.3	81.5
Diversified Mid-Cap Growth	13.3	(a)	(a)
Diversified Small-Cap Growth	26.4	23.3	43.8
Dividend Growth	16.5	17.5	20.4
Emerging Markets Bond	71.3	68.6	51.4
Equity Income	16.1	11.8	15.2
Equity Index 500	6.4	1.2	6.6
Extended Equity Market Index	11.2	8.5	21.0
Financial Services	35.5	50.8	49.7
Global Technology	137.4	151.4	211.4
Growth & Income	36.4	40.5	44.7
Growth Stock	30.7	35.0	46.9
Health Sciences	44.1	44.8	62.7
Institutional Large-Cap Core Growth	18.2	8.6	(a)
Institutional Large-Cap Growth	66.9	73.3	91.3
Institutional Large-Cap Value	18.8	28.9	25.3
Institutional Mid-Cap Equity Growth	39.8	52.2	38.1
Institutional Small-Cap Stock	22.4	22.2	19.1
International Bond	69.7	38.5	113.9
Media & Telecommunications	107.6	123.5	184.9
Mid-Cap Growth	29.6	30.2	36.0
Mid-Cap Value	50.0	50.4	51.1
New America Growth	50.9	61.6	61.5
New Era	19.2	17.7	11.5
New Horizons	25.4	28.6	23.7
Real Estate	8.4	4.5	9.8
Science & Technology	54.5	47.8	60.8
Small-Cap Stock	18.3	16.3	15.3
Small-Cap Value	8.5	10.3	12.2
Spectrum Growth	20.3	18.0	3.9
Spectrum Income	8.2	7.4	14.1
Spectrum International	12.5	48.0	94.4
Total Equity Market Index	5.2	2.3	5.6
Value	17.0	30.6	29.6

(a)Prior to commencement of operations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, is the independent registered public accounting firm to the funds.

The financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund`s annual report are incorporated into this SAI by reference. A copy of the annual report of each fund with respect to which an inquiry is made will accompany this SAI.

PART II

Part II of this SAI describes risks, policies, and practices that apply to the funds in the T. Rowe Price family of funds.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the funds` investment objectives and policies discussed in the funds` prospectuses. You should refer to each fund`s prospectus to determine the types of securities in which the fund invests. You will then be able to review additional information set forth herein on those types of securities and their risks.

Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. The funds` operating policies are subject to change by the funds` Boards without shareholder approval. The funds` fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the funds or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

RISK FACTORS

Reference is also made to the sections entitled "Investment Program" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the funds.

Risk Factors of Foreign Investing

Foreign securities

Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries in which the funds will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. There is no universally accepted definition of a developing country.

Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States` economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value, setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea. In 2001, Argentina defaulted on its foreign-owned debt and had the peso devalued, resulting in the resignation of its president and deadly riots in December in response to government-mandated austerity measures. In 2002, many countries throughout the world struggled economically in the face of a severe decline in the U.S. stock market, a weak American economy, threats of war, and terrorism. In 2003 and 2004, terrorism has continued to create uncertainty in markets.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations Investments in foreign securities will normally be denominated in foreign currencies. American Depository Receipts ("ADRs") are investments in foreign companies but are denominated in U.S.

dollars. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds` assets denominated in that currency. Such changes will also affect the funds` income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of the funds` securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of the funds` securities denominated in that currency would be expected to decline.

Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds` portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the funds.

Investment Funds The funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If the funds invest in such investment funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

Taxes The dividends and interest payable on certain of the funds` foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds` shareholders.

Costs Investors should understand that the expense ratios of a fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the fund is higher.

Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium-sized companies.

Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country`s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the funds` assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which result in significant risks and uncertainties when investing in Eastern Europe and Russia.

Latin America

Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the Mexican peso lost more than one-third of its value relative to the U.S. dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Japan

Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world`s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya.

Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan`s economic problems. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

Foreign Trade Overseas trade is important to Japan`s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Asia (ex-Japan)

Political Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets.

Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and others that impose strict repayment term schedules and require significant economic and financial restructuring.

Risk Factors of Investing in Taxable Debt Obligations

General

Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money, bond, and foreign exchange markets; the size of a particular offering; the maturity of the obligation; and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of funds investing in debt securities to achieve their investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the funds invest to meet their obligations for the payment of interest and principal when due.

After purchase by the funds, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the funds. Neither event will require a sale of such security by the funds. However, such events will be considered in determining whether the funds should continue to hold the security. To the extent that the ratings given by Moody`s, S&P, or others may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The ratings of Moody`s,

S&P, and others represent their opinions as to the quality of securities that they undertake to rate. Ratings are not absolute standards of quality. When purchasing unrated securities, T. Rowe Price, under the supervision of the funds` Boards, determines whether the unrated security is of a quality comparable to that which the funds are allowed to purchase.

Full Faith and Credit Securities

Securities backed by the full faith and credit of the United States (for example, GNMA and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its results on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

Mortgage Securities

Mortgage-backed securities, including GNMAs, differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., a fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Therefore, GNMA securities may not be an effective means of "locking in" long-term interest rates due to the need for the funds to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the funds when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the funds to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the funds. Conversely, in a rising interest rate environment such prepayments can be reinvested at higher prevailing interest rates which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. When interest rates rise and prepayments decline, GNMA securities become subject to extension risk or the risk that the price of the securities will fluctuate more. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the funds. T. Rowe Price will actively manage the funds` portfolios in an attempt to reduce the risk associated with investment in mortgage-backed securities.

The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders` principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

High-Yield Securities

Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors of funds investing in lower-rated securities.

Lower-Rated Debt Securities Market An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the funds` portfolios, the funds` net asset value and the ability of the bonds` issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. Investment in funds which invest in lower-rated debt securities is more risky than investment in shares of funds which invest only in higher-rated debt securities.

Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, the funds may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the funds and may also limit the ability of the funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the funds own or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities which the funds own will affect its net asset value per share. If market quotations are not readily available for the funds` lower-rated or nonrated securities, these securities will be valued by a method that the funds` Boards believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The funds accrue income on these securities prior to the receipt of cash payments. The funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Other Under an exemptive order issued by the SEC, certain of the funds are permitted to invest the portion of their assets allocated to high-yield bonds in the T. Rowe Price Institutional High Yield Fund. Such an investment would allow funds to obtain the benefits of a fully diversified high-yield bond portfolio regardless of the amount of assets the funds invest in high-yield bonds.

The amount of any investment management fees that T. Rowe Price earns on the assets of funds investing in the Institutional High Yield Fund will be used to offset investment management fees otherwise due T. Rowe Price from the investing funds. Thus, T. Rowe Price will not receive any additional investment management fees from use of the Institutional High Yield Fund in this manner.

Risk Factors of Investing in Municipal Securities

General

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody`s, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund`s portfolio would be affected and, in such an event, the funds would reevaluate their investment objectives and policies. Also, recent changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Although the banks and securities dealers with which the funds will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the funds with respect to such transactions.

Municipal Bond Insurance The funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. The guarantee is purchased from a private, nongovernmental insurance company.

There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve the bond`s credit rating. By meeting the insurer`s standards and paying an insurance premium based on the bond`s principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

The funds may also purchase bonds that carry secondary insurance purchased by an investor after a bond`s original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond`s interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the funds.

High-Yield Securities Lower-quality bonds, commonly referred to as "junk bonds," are regarded as predominantly speculative with respect to the issuer`s continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price`s credit analysis than would be the case if the funds were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of the funds to dispose of their portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available, and judgment may play a greater role in the valuation process.

Risk Factors of Investing in Taxable and Tax-Free Money Market Funds

The T. Rowe Price money market funds will limit their purchases of portfolio instruments to those U.S. dollar-denominated securities which the funds` Boards determine present minimal credit risk and which are eligible securities as defined in Rule 2a-7 under the 1940 Act. Eligible securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations ("NRSROs") or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the funds` Boards. In addition, the funds may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

There can be no assurance that the funds will achieve their investment objectives or be able to maintain their net asset values per share at $1.00. The price of the funds is not guaranteed or insured by the U.S. government and their yields are not fixed. While the funds invest in high-grade money market instruments, investment in the funds is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the funds` portfolio investments, and a decline in interest rates could increase the value.

State Tax-Free Funds

The following information about the State Tax-Free Funds is updated in June of each year. More current information is available in shareholder reports for these funds.

California Tax-Free Bond and California Tax-Free Money Funds

Risk Factors Associated With a California Portfolio

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The funds` concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligations and notes, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.
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Debt The state, its agencies, and local governmental entities issued $70.4 billion in debt during 2004, down from $80.4 billion in 2003. Total state issuance was approximately 45% of the total, while local government and authorities issued the remainder for a wide variety of purposes, including transportation, housing, education, electric power, and health care.
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As of June 30, 2004, the State of California had approximately $46.1 billion in outstanding general obligation bonds secured by the state`s revenue and taxing power. An additional $34.5 billion in state general obligation debt remains authorized but unissued to comply with voter initiatives and legislative mandates. Debt service on roughly 5% of the state`s outstanding general obligation debt is met from revenue-producing projects such as water, harbor, and housing facilities. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of the receipt of revenues. During fiscal year 2004, the state issued $14.0 billion in short-term notes for this purpose, as compared to $12.5 billion in fiscal year 2003. The state supports $6.8 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the state; rather, they are subject to annual appropriations from the state`s General Fund.
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In addition to the state obligations described above, bonds have been issued by special public authorities in California that are not obligations of the state. These include bonds issued by the California Housing Finance Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University, and the California Transportation Commission.
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Economy California`s economy is the largest among the 50 states and one of the largest in the world. California`s economy is extraordinarily diverse, broad, and resilient. Its population of 36.6 million as of July 1, 2004, grew by 1.7% from the prior year—better than the roughly 1% annual increases typically seen; it represents over 12% of the entire United States population. The state`s per capita personal income in 2003, as estimated by California`s Department of Finance, exceeded the U.S. per capita average by 6%.
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California`s economy suffered through a severe recession during the early 1990s but experienced a steady recovery from 1994 to 2000. While the State of California benefited disproportionately from the high-technology sector during the late 1990s, it also suffered greatly when this sector experienced a calamitous reversal in 2001. Exports from California ports fell by 14% in 2001 and by another 13% the following year while unemployment levels rose to 5.8% in 2002. The fallout from the "tech bust" also manifested itself in much lower personal income tax receipts at the state level as capital gains, bonuses, and option income dropped off. Recovery is evident in various 2003 and 2004 statistics for the state: exports from California ports increased by 2% in 2003 and by 8% in 2004, civilian employment increased by 0.4% in 2003 and 1.5% in 2004, and the unemployment rate in the state has dropped from its early 2003 peak of 6.9% to 5.2% in April 2005. The level of economic activity within the state is important as it influences the growth or contraction of state and local government revenues available for operations and debt service.
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In the recession of the 1990s, diminished economic activity and overbuilding in certain areas resulted in a contraction in real estate values. To date during this cycle, all urban areas have shown continued increases in property values. Still, declines in property values could still take place and would have a negative effect on the ability of local governments to meet their obligations. California is known for its high cost of housing relative to the rest of the country.
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California is more prone to earthquakes than most other states, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage was estimated at $20 billion, offset to an important extent by significant federal aid.
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Legislative Due to the funds` concentration in the State of California and its municipal issuers, the funds may be affected by certain amendments to the California constitution and state statutes that limit the taxing and spending authority of California governmental entities, thus affecting their ability to meet debt service obligations.
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In 1978, California voters approved "Proposition 13," adding Article XIIIA to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the state substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; in the early 1990s the state decreased local aid in response to its own fiscal pressures.
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Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the state from spending revenues beyond its annually adjusted "appropriations limit." Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987.
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Proposition 218, the "Right to Vote on Taxes Act," was approved by voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments, and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter-determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.
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An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues toward lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.
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Proposition 98, enacted in 1988, changed the state`s method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of state General Fund revenues. The major effect of Proposition 98 has been to restrict the state`s flexibility to respond to fiscal stress.
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Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The state and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.
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Financial The dramatic downturn of the high-technology economy and the resultant plunge in state revenues placed the state`s budget under considerable strain. As mentioned above, the state`s general obligation bonds were downgraded multiple times during the 2001-2003 period, but were upgraded during 2004. As of May 24, 2005, California`s debt remained one of the lowest rated of the 50 states.
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Fiscal year 2001 was closed with an unrestricted general fund balance (UGFB) of $4.2 billion. Much of this reserve was the result of explosive growth in income tax receipts from capital gains and bonus income. The combination of a slowing economy, falling equity markets, and the state`s progressive income tax structure led to a substantial drop in the UGFB to a negative $6.0 billion for fiscal year 2002 and a further drop to a negative $15.4 billion for fiscal year 2003. Through fund shifts, deficit bond proceeds, fee increases, a tax amnesty program, and lower aid to localities including primary and secondary education as well as improving economic conditions, fiscal year 2004 closed with an improved, albeit still negative, $3.2 billion UGFB. The state`s fiscal actions have been quite assertive and the consequences of these actions reach far beyond its own general obligation bond ratings as many state agencies and local governments depend upon state appropriations. Additionally, the state intends to repay its recently issued Economic Recovery Bonds, issued to help bridge the gap in revenues during 2003-04, with local sales tax receipts. Though the state has promised to make up all revenues shifted from local governments, an inability or unwillingness to fully make up the amount would have a negative impact on local governments. In the recently released Governor`s 2005-06 May Revision, improvement in California`s fiscal picture is evident; increased revenues, primarily of a one-time nature, have been targeted for debt reduction and restoring transportation funding. More work is needed to address ongoing structural imbalances in the budget going forward.
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On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The county defaulted on a number of its debt obligations. The county emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the county are payable from any proceeds received from litigation against securities dealers and other parties. The county`s ratings were restored to investment grade in 1998 and were upgraded again during the 2000 to 2002 time frame.
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In a ruling dating from December 2001, the Orange County Superior Court held that the Orange County assessor violated the 2% annual inflation adjustment provision of Proposition 13 by increasing the taxable value of a property by 4% following a decline in valuations. The case had been certified as a class action in Orange County, but local courts in other counties arrived at differing conclusions on similar issues in their counties. The case has been appealed to the state`s Appellate Court and could be further appealed to the state`s Supreme Court. It is not possible at this time to determine the final outcome of the case or when it might be decided. If the Orange County Superior Court`s decision is upheld, the property tax revenues of local governments may be reduced, further affecting local credit quality.
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Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the funds` assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state medical programs or private insurers. To the extent these third-party payers reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

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The funds may from time to time invest in electric revenue issues. The financial performance of these utilities was impacted by the industry moves toward deregulation and increased competition. California`s electric utility restructuring plan, Assembly Bill 1890, permitted direct competition to be phased in between 1998 and 2002. This restructuring plan proved to be flawed as it placed overreliance on the spot market for power purchases
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during a period of substantial supply and demand imbalance. Municipal utilities, while not subject to the legislation, were faced with competitive market forces and worked to proactively prepare for deregulation. Now that deregulation has been suspended, municipal utilities face a more traditional set of challenges. In particular, some electric revenue issuers have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Risks include unexpected outages, plant shutdowns, and increased Nuclear Regulatory Commission surveillance.
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The funds may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

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Florida Intermediate Tax-Free Fund
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Risk Factors Associated With a Florida Portfolio

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The fund`s program of investing primarily in AAA rated Florida municipal bonds should significantly lessen the credit risks that would be associated with a portfolio of lower quality Florida bonds. Nevertheless, the fund`s concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in bonds across many states and municipalities. The credit quality of the fund will depend upon the continued financial strength of the State of Florida and the numerous public bodies, municipalities, and other issuers of debt securities in Florida.
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Debt The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged revenues or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 2004, Florida`s state and local governments issued approximately $12.9 billion of debt, a decrease of 38.8% from the previous year. Debt issued in 2004 was for a wide variety of public purposes, including transportation, housing, education, health care, and utilities.
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As of May 1, 2005, the State of Florida had about $16.89 billion of net tax-supported bonds secured by the state`s full faith and credit and various tax revenue. General obligation bonded debt service accounted for less than 2% of all governmental expenditures in fiscal year 2004. Additionally, the state has another $4.3 billion in outstanding bonds which are secured by limited state taxes and revenues. The state`s general obligation debt is rated Aa1 by Moody`s, AAA by S&P, and AA+ by Fitch as of May 1, 2005, after being upgraded by each of the top three rating agencies in the first quarter of 2005. Moody`s and S&P affirmed their stable outlook on the state`s credit. Fitch does not provide a credit outlook for the state. Debt issued by the state may only be used to fund capital outlay projects. Florida is not authorized to issue debt to fund operations.
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Several agencies of the state are authorized to issue debt that does not represent a pledge of the state`s credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest of such issuers. The principal and interest on bonds issued by these bodies are payable solely from specified revenues such as mortgage repayments and university tuition and fees.
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Economy Florida`s population totals approximately 17.4 million residents, making it the nation`s fourth most populous state. Florida`s population base continues to grow because of net in-migration which is responsible for the majority of the state`s growth. Florida`s population continues to increase at a faster pace than the national average. Florida`s employment growth for calendar 2004 improved by 3% after experiencing very slight growth of just 0.3% in calendar 2003. As of March 2005, Florida`s unemployment rate was low at 4.4% (compared to the national average of 5.2%). The Florida economy continues to recover from the national recession that began in 2001. Tourism remains as a vital contributor to Florida`s economy. In 2004, 76.8 million people visited the state, a 3% increase over 2003.
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Florida`s non-farm employment base continues to be bolstered by the services, government, and trade sectors that employ 38.6%, 16.6%, and 15.8%, respectively, of the state`s labor force. The services and trade sectors play a prominent role in Florida`s economy because of the state`s global tourism appeal. The state`s per capita effective buying income levels remain just below the national average.
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Legislative Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the fund cannot rule out the
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possibility that a personal income tax may be implemented in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida municipal debt offerings would be exempt from this tax.
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Under current Florida law, shares of the fund will be exempt from the state`s intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida municipal obligations, U.S. government securities, certain short-term cash investments, or other tax-exempt securities. In recent years, the Florida legislature began efforts to gradually reduce the intangibles tax. In its 2005 session, the Florida legislature passed legislation which cut the intangibles personal property tax rate to .5 mills or $.50 per $1,000. This tax cut will go into effect beginning January 1, 2006. Currently, the intangible personal property tax rate is 1 mill. The 2001 Florida legislature did not cut the tax rate on the intangibles tax; however, it did raise the exemption amount to $250,000 per person from $20,000. This means up to a $500,000 exemption for married couples. Additionally, the legislature granted the same exemption to non-natural Florida residents. However, because of the national recession, the state deferred implementing these increased exemptions to the intangibles property tax until fiscal 2005.
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The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality, and school district to 10 mills or 1.0% of value. The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the state and may result from time to time in budget deficits for some local units.
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
Financial The Florida Constitution and Statutes mandate that the state budget as a whole, and each separate fund within the state budget, be kept in balance from currently available revenues each state fiscal year (July 1—June 30). The Governor and Comptroller are responsible for ensuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any state fund.
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
The state`s revenue structure is narrowly based, relying on the sales and use tax for about 78.5% of its general fund revenues. The state ended fiscal 2004 with a surplus of $1.4 billion in its general fund operations. The surplus was driven by stronger than anticipated collections of sales and use taxes and documentary stamp taxes. The surplus enabled the state to increase its already strong unreserved general fund balance position to $2.4 billion, or 10.5% of expenditures. The state`s strong unreserved general fund balance provides financing flexibility in the event of unanticipated budget expenditures. Additionally, the state continues to carry separate reserves that meet its constitutional budget stabilization reserve requirement of 5% of revenues and its goal to maintain a working capital reserve.

The state`s geographic location renders it vulnerable to natural disasters such as hurricanes. The state of Florida experienced severe hurricanes in mid-August and early September 2004. Hurricane Charley, a category 4 hurricane, hit the state`s southwest and central regions in mid-August. Hurricane Frances followed on the heels of Charley, but was less severe as a category 2 hurricane. A third hurricane, Hurricane Ivan, a category 3 hurricane, followed Hurricane Frances. The damage from the hurricanes is estimated at $4 billion. Florida`s non-reimbursable share of the total cost of the hurricanes is $676 million. The major portion of the claims from the hurricanes is expected to be handled by insurance companies and the Federal Emergency Management Agency. In 1996 Florida settled a lawsuit with the tobacco industry in which the state sought to recover the costs associated with tobacco usage by Floridians. The total amount expected to be collected from the tobacco companies through the settlement is estimated to be around $13 billion over 25 years. This money will be used for children`s health coverage, to reimburse the state for smoking-related medical expenses, and for state enforcement efforts in reducing sales of tobacco products. As of June 30, 2004, settlement collections of $4.2 billion have been reported by the state.

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In November 1994, state voters passed a proposal to limit state revenue growth to the average annual growth in personal income over the previous five years. This revenue cap excludes revenue to pay certain expenditures, including debt service. The limitation should not pose an onerous burden to the state`s financial performance. However, demand for governmental services continues to increase with increases in population.
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Sectors Certain areas of potential investment concentration present unique risks. For example, a significant portion of the fund`s assets may be invested in health care bonds. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these

pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Because of the high proportion of elderly residents in Florida, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the state also regulates health care. A state board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

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The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect the issuer`s financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

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The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied.

Georgia Tax-Free Bond Fund

Risk Factors Associated With a Georgia Portfolio

The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.
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Debt The State of Georgia and its local governments issued just under $7.74 billion in municipal bonds in 2004, a 17.2% increase over 2003. As of May 1, 2005, the state was rated Aaa by Moody`s and AAA by S&P and Fitch. The state`s rating outlook was stable for Moody`s and S&P. Fitch does not generally assign outlooks to state ratings.
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The State of Georgia currently has net direct obligations of approximately $6.94 billion. In 1973, a Constitutional Amendment authorizing the issuance of state general obligation ("GO") bonds was implemented. Since the implementation of the amendment, the state has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by 10 separate authorities and secured by lease rental agreements and annual state appropriations. Georgia`s Constitution permits the state to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Georgia Constitution imposes certain debt limits and controls. The state`s GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. The state`s GO bonds must have a maximum maturity of 25 years. On May 1, 2005, 65.7% of the state`s debt was scheduled to be amortized in 10 years or less. Maximum GO debt service requirements are well below the legal limit at 6.9% of fiscal year 2004 treasury receipts.
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
The state established "debt affordability" limits which provide that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of the prior year`s revenues. The state`s near-term debt offerings are projected to maintain its total debt within these levels.
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Economy The State of Georgia is the tenth most populous state with a population of approximately 8.7 million residents, increasing 6.1% since 2000. The state`s economy underwent strong expansion between 1990 and 2000 including strong job growth in the services, high technology, and air transportation sectors. Georgia`s economy continues to improve after suffering a brief downturn from the most recent recession that began in 2001. The services sector continues as the state`s leading employment sector at 36.4% of its total employment. The state`s other leading employment sectors include the trade sector at 20.4%, government at 16.2%, and manufacturing at 11.4%. The Atlanta metropolitan statistical area continues to serve as the state`s economic center, capturing approximately 56.8% of the state`s employment. This area includes Atlanta, the state`s capital, and 20 surrounding counties. The next largest metropolitan statistical area is the Columbus-Muscogee area.
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
The state`s moderate cost of living and research centers provided by its colleges and universities continue to attract a very skilled labor force. The state`s unemployment rate has remained below the U.S. average, hovering
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
between 4.8% and 5.0% since August 2004. The state`s median household income levels are slightly above the U.S. average. The state`s income levels show more favorably when taking into account costs of living and quality of life indicators.

Financial The creditworthiness of the portfolio is largely dependent on the financial strength of the State of Georgia and its localities. The state`s strong economic performance has translated into its strong financial performance and the accumulation of substantial reserves.

Through the first 10 months of fiscal year 2005, the state`s revenue collections are up 8.4%, continuing to show signs of an improving economy. Despite the strong collections, the governor has continued to exhibit sound fiscal management by mandating that state agencies cut 5% of their budgets for the fiscal year. The state does not anticipate deficit-spending for the fiscal year.

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A significant portion of the portfolio`s assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. The fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the state`s general fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect issuers` financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

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The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, and Maryland Tax-Free Money Funds

Risk Factors Associated With a Maryland Portfolio

The funds` concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.
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
Debt The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The State of Maryland disclosed in its fiscal year 2004 Comprehensive Annual Financial Report ("CAFR"), dated June 30, 2004, that it has approximately $4.1 billion of general obligation bonds outstanding. As of May 24, 2005, general obligation debt of the State of Maryland was rated AAA by Moody`s, S&P, and Fitch. There is no general debt limit imposed by the state constitution or public general laws. The state constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional
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amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.

Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain state higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.
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
Economy The Maryland Board of Revenue Estimates reports that, according to several measures, the state`s economy outperformed the nation, even during the nationwide slowdown. The slowdown reduced employment and personal income growth. However, the extent of the reduction was not as severe in Maryland as in other states. One reason for this is Maryland`s limited exposure to the manufacturing sector, which had been hard hit by economic conditions.
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
Financial To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The state continues to demonstrate a conservative approach to managing its finances but was not immune to the national economic downturn. Fiscal year 2003 concluded with a general fund operating deficit and the general fund balance declined from $1.6 billion to $1.2 billion, representing a still-solid 7% of general fund expenditures. Revenue growth had basically stalled and expenditures rose, primarily for Medicaid and education. Fiscal year 2004 showed better results as the economy lifted. Maryland`s general fund earned a 2% surplus and the state reserve fund increased to $513 million with an additional $310 million held in the unrestricted general fund, together representing a solid 8% of general fund revenues.

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Sectors Investment concentration in a particular sector can present unique risks. A significant portion of the funds` assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates and charges that applies to all payors. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Federal Diagnosis-Related Group ("DRG") system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of U.S. hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the seven years from 1993 through 1999, Maryland hospital costs grew faster than the national rate, although the cumulative rate of increase since the base year is still below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

The funds may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect the issuer`s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

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The funds may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

New Jersey Tax-Free Bond Fund

Risk Factors Associated With a New Jersey Portfolio

The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of New Jersey general obligation bonds and debt issued by state agencies, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s structure and underlying economics.
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
Debt The State of New Jersey and its local governments issue two basic types of debt: general obligation bonds, which are backed by the unlimited taxing power of the issuer, and revenue bonds, which are secured by specific pledged fees or charges, often from a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. The credit risks of all debt forms vary with the obligation`s structure and ultimate obligor.

The State of New Jersey reported in its fiscal year 2004 Comprehensive Annual Financial Report ("CAFR") that it had closed fiscal year 2004, which ended June 30, 2004, with approximately $25.9 billion in long-term debt outstanding, representing an increase of approximately 11% over the previous year and continuing the state`s trend of significant annual debt issuance. This debt level yields a debt burden of about $2,980 debt per capita and ranks New Jersey among the most heavily indebted states. These debt figures include state guarantees on the principal and interest payments on certain bonds issued by the New Jersey Sports and Exposition Authority and annual appropriations for installment obligations, capital leases, and certificates of participation. The majority of the state`s debt is "appropriation-backed," meaning that debt service on such obligations must be appropriated annually by the legislature. Only $3.2 billion of the state`s outstanding debt was direct general obligation debt as of June 30, 2004.

Many agencies of the state government are authorized to borrow money under legislation that expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The New Jersey Building Authority, New Jersey Transportation Trust Fund Authority, New Jersey Economic Development Authority, New Jersey Educational Facilities Authority, New Jersey Health Care Facilities Financing Authority, New Jersey Highway Authority, New Jersey Housing and Mortgage Finance Agency, New Jersey Sports and Exposition Authority, New Jersey Transit Corporation, and New Jersey Turnpike Authority have outstanding bonds of this nature.

Economy New Jersey experienced positive employment growth in 2004, with an annual unemployment rate of 4.8% that represented a significant decline from 5.9% in 2003. However, unemployment has not yet returned to the low 3.7% recorded in 2000. Personal income growth is also important to watch as nearly all debt is paid from the income of state residents, either directly or indirectly. Personal income grew an estimated 4.3% during 2004, an increase from the growth rate in recent years but far below the exceptional 10.2% growth rate experienced in 2000. Personal income is projected to grow 4.4% in 2005.

Financial To a large degree, the credit risk of the portfolio is linked to the financial strength of the State of New Jersey and its localities. The state`s economy reached a low point in 2003, with recovery taking hold in 2004. According to the 2004 CAFR, New Jersey ended fiscal year 2004 with a general fund net gain of $602 million, increasing the total ending fund balance to $2.9 billion. Total general fund revenues increased by $1.4 billion, or nearly 6%, over 2003; however, this represents a slowdown from 2003`s increase of $2.9 billion, or 14%, over 2002. Nevertheless, many of New Jersey`s integral revenue sources improved significantly in 2004. Gross income taxes, the state`s largest source of revenues, increased by 9.9% in 2004 after falling 1.5% in 2003. Similarly, sales taxes increased by 5.5% in 2004 after declining 1.0% in 2003.

Fiscal year 2005, which ends on June 30, 2005, is currently expected to close on-budget. Fiscal year 2005 is the final year in which the state can utilize deficit bonding, and almost 10% of 2005 revenues are expected to come from bonds or other non-recurring sources. The state forecasts that continued economic growth will generate an 11% increase in core revenues in fiscal year 2005. Gross income tax receipts are estimated to increase by a strong 22.4% in 2005, with sales tax receipts increasing 4.6%.

Though the New Jersey legislature has yet to enact an official budget for fiscal year 2006, which will begin on July 1, 2005, the acting governor`s proposed budget is balanced and eliminates a $4.3 billion budget gap. Nevertheless, the state continues to struggle with unbalanced operations, as the proposed budget still utilizes approximately 3% of one-time revenues.

Sectors Investment concentration in a particular sector can present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten patients` length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, common to all hospitals is reliance to some degree on third-party reimbursement sources such as the federal Medicare or Medicaid programs and private insurers. An individual hospital may be

affected to the extent these payors reduce their reimbursements. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

The fund may invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include increased regulation and associated expense, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may deteriorate from increased competition and deregulation in the industry.

The fund may invest in private activity bond issues of corporate and nonprofit borrowers. These issues sold through government conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

The fund may participate in solid waste projects. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A federal decision that struck down New Jersey`s system of solid waste flow control increases the potential risk of default absent a legislative solution or some form of subsidy from local or state governments.

New York Tax-Free Bond and New York Tax-Free Money Funds

Risk Factors Associated With a New York Portfolio

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In addition to State of New York general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics. Although the funds have holdings in many different issuers, all issuers will be entities in the State of New York. Concentration in the debt obligations of one state translates into higher risk than a portfolio that is more geographically diversified.
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The funds` ability to maintain credit quality is dependent upon the ability and willingness of New York issuers to meet their debt service obligations in a timely fashion. In 1975, the state, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and an inability to access public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. Today, the state and the city continue to face economic and fiscal pressures. Revenues, particularly those associated with income taxes, are still short of the heights achieved during the late 1990s, even as expenditures — particularly those for Medicaid, employee benefits, and debt service — continue to rise. Over the past year, however, a gradual economic recovery has taken place, stimulated by steady job growth, a recovering financial services industry, and a strong NYC real estate market. The state and the city project that the current economic recovery will continue throughout 2005 and beyond, but these projections are subject to uncertainty.
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On September 11, 2001, hijackers piloted two passenger jetliners into the twin towers of the World Trade Center. The attack destroyed the World Trade Center, damaged nearby buildings, and caused significant loss of life. The economic dislocation to the state and especially to New York City was substantial; in spite of significant federal and state aid and assistance, the city is still experiencing the repercussions of the attack. Various efforts are underway to encourage the redevelopment of downtown NYC, including the rebuilding of commercial and rental housing space. Nevertheless, some of the economic activity before the attack may never return, as firms displaced by the event choose to relocate elsewhere or do not recover.
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New York State
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The State of New York disclosed in its fiscal year 2004 Comprehensive Annual Financial Report ("CAFR") that it had ended 2004 with a general fund net gain of $3.0 billion, nearly offsetting the $3.3 billion net deficit left over from fiscal year 2003. In another positive development, on March 31, 2005, the state legislature enacted a balanced budget for fiscal year 2006, which began on April 1, 2005. This marks the first time in 21 years that the budget has been passed on time and is an encouraging sign for the state budgetary process, which historically has been highly contentious and politicized. The most recent financial update includes the unofficial
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results from fiscal year 2005, which ended on March 31. The state estimates that its general fund closed 2005 with a $1.2 billion surplus on an unaudited basis. Significant future challenges remain, however, as the state faces future year budget gaps, or potential deficits, of $3.2 billion in fiscal year 2007 and $4.1 billion in fiscal year 2008.
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New York is one of the most highly indebted states in the nation. In its 2004 CAFR, the state reported $46.9 billion of total outstanding debt, equal to approximately $2,440 debt per capita. The majority of the state`s debt is "appropriation-backed," meaning that debt service on such obligations must be appropriated annually by the legislature. Only $3.8 billion of the state`s outstanding debt was direct general obligation debt as of March 31, 2004.
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Certain authorities are more heavily reliant on annual direct state support, such as the Urban Development Authority ("UDC"), a public benefit corporation now known as the Empire State Development Corporation. In February 1975, the UDC defaulted on approximately $1 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority, through which the state provided assistance to the UDC, including support for debt service. Since then, there have been no other defaults by state authorities.
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To a large degree, the risk of the portfolio is dependent on the economic health of the State of New York and its localities. The state`s economy had been showing signs of reduced growth due to the national economic slowdown even before the heinous terrorist acts of September 11. The state`s reliance on the securities industry served it well during the boom years of the late 1990s, but haunted it during the downsizing that began in 2001. Job and wage recovery took firm hold in 2004, however, with 2004 annual unemployment rate of 5.8%, a decline from 6.4% in 2003. Economic growth is projected to continue throughout calendar year 2005, though the state`s job growth and economic expansion are expected to lag the nation, as they have in the past.
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A major potential risk facing the state is an ongoing school funding court case brought by the Campaign for Fiscal Equity ("CFE"). Significant developments have occurred over the past year, and most recently a judge ordered the state to provide New York City schools with an additional $5.6 billion in annual funding, plus an additional $9.2 billion for infrastructure and capital improvements. The state has appealed the decision, and both the timing and final outcome of this case remain uncertain. However, if the ruling is ultimately upheld, the state will be required to provide billions of dollars for additional school aid, with the increased annual burden to be phased in over several years. In addition, the state may hold the city responsible for a portion of the increased funding.
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New York City
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As of May 24, 2005, the general obligation debt of the city was rated A1 by Moody`s, A+ by S&P, and A+ by Fitch. Moody`s rating reflects an upgrade that occurred in early April 2005, and S&P`s rating reflects an upgrade that occurred in May 2005. The city`s credit ratings carry stable outlooks from all three agencies.
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The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the city`s short-term obligations. The most important contribution to the city`s fiscal recovery was the creation of the Municipal Assistance Corporation ("MAC") for the City of New York. Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase city bonds and notes. Although investors shunned MAC bonds at first, the program proved to be very successful. In October 2004, the state refunded the city`s outstanding MAC debt by issuing Sales Tax Asset Receivable ("STAR") bonds, effectively shifting the debt service obligation to the state and providing a major benefit to the city.
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Today, the city is recovering from the acute shocks of September 11 and the recent economic downturn. After a high annual unemployment rate of 8.3% in 2003, job growth contributed to a lower annual rate of 7.1% in 2004, and preliminary data from the Bureau of Labor Statistics ("BLS") suggest an average unemployment rate of 5.9% through April 2005. The most recent news has been that, due to stronger-than-projected tax receipts, the city currently expects to close fiscal year 2005, which ends on June 30, with a large $3.3 billion surplus.
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The projected 2005 surplus is attributable to many factors, including the recovery of the finance and securities sector and a strong real estate market. The city receives approximately 24% of its revenues from property taxes, which have benefited from the current real estate boom. In addition, because most real estate tax assessments are phased in over five years, today`s strong real estate market should contribute positively to the city`s finances for several years. Though the city has not yet passed an official budget for fiscal year 2006, which will begin July 1, 2005, the mayor`s proposed budget is balanced. Nevertheless, the city continues to struggle with unbalanced
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operations after 2006. The current Bloomberg administration forecasts budget gaps of $4.5 billion in 2007, $4.2 billion in 2008, and $3.7 billion in 2009; these potential deficits are driven largely by rising expenditures for pensions, health care, and debt service.
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Sectors A significant portion of the funds` assets may be invested in health care issues. For over a decade, hospitals have been under significant pressure to reduce expenses and shorten patients` length of stay, which has negatively affected the financial health of many hospitals. While each hospital bond issue is secured by the individual hospital`s revenues, third-party reimbursement sources such as the Federal Medicare, state Medicaid programs, and private insurers are common to all hospitals. To the extent these third-party payors reduce their reimbursements for health services, individual hospitals will be affected. The state`s support for Medicaid and health services has receded. Under health care reforms implemented over the past five years, hospitals are permitted to negotiate inpatient payment rates with private payors. In addition, the federal balanced budget act of 1997 contains provisions to reduce Medicare expenditures. These pressures have accelerated a trend of hospital mergers and acquisitions and present risks and opportunities for health care institutions and fund investors.
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The funds may invest in private activity bond issues issued by corporate and nonprofit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. Obligations issued in other states through similar conduits have defaulted in the past as a result of borrower financial difficulties.
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The fund may invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include increased regulation and associated expense, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may deteriorate from increased competition and deregulation in the industry.
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Virginia Tax-Free Bond Fund
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Risk Factors Associated With a Virginia Portfolio

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The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to Commonwealth of Virginia general obligations and agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.
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Debt The Commonwealth of Virginia and its local governments issued $7.7 billion of municipal bonds in 2004, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 2004 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.
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As of June 30, 2004, the Commonwealth of Virginia had $0.8 billion of outstanding general obligation bonds secured by the Commonwealth`s revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years` income tax and sales and use tax collections. The Commonwealth`s outstanding general obligation debt is well below that limit and approximately 50% of the debt service is actually met from revenue-producing capital projects at colleges and universities.
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The Commonwealth also supports $2.6 billion in debt issued by the Virginia Public Building Authority, the Commonwealth Transportation Board, the Virginia College Building Authority, the Virginia Biotechnology Research Park Authority, the Virginia Port Authority, and the Innovative Technology Authority. These bonds are not backed by the full faith and credit of the Commonwealth but instead are subject to annual appropriations from the Commonwealth`s General Fund.
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In addition to the Commonwealth and public authorities described above, an additional $1.7 billion in moral obligation bonds has been issued by the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority. Another $8.0 billion of debt outstanding at several other
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authorities is secured by a contingent appropriation in the event pledged revenues are insufficient to cover debt service.
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Economy The Commonwealth of Virginia has a population of approximately 7.5 million, making it the twelfth largest state. Since the 1930s the Commonwealth`s population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1990s was led by the Northern Virginia area outside of Washington, D.C., where nearly a third of the Commonwealth`s population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, including the Commonwealth`s capital of Richmond. The Commonwealth`s economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high-technology employers, predominantly in Northern Virginia. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.
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Financial To a large degree, the risk of the portfolio is dependent on the financial strength of the Commonwealth of Virginia and its localities. Virginia is rated AAA by Moody`s, S&P, and Fitch. All three rating agencies maintain stable outlooks. In May 2004, Moody`s revised its outlook to stable from negative, which it had been since December 2001. The negative outlook reflected Virginia`s sizable budget gaps brought about by slowing revenues and rising expenditures. Governor Warner and the Virginia Assembly closed this budget gap by cutting expenditures and allowing transfers from the Revenue Stabilization Fund. In addition, the car tax relief program was frozen at 70%. The Revenue Stabilization Fund is specifically earmarked to cushion against such a slowdown. Last May, Virginia`s General Assembly passed a balanced biennial budget for fiscal 2005-06 with an estimated $1.6 billion revenue enhancement package and, as a result, Moody`s returned Virginia`s outlook to stable and took it off watch list.
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The Commonwealth`s budget is prepared on a biennial basis. From 1970 through 2000, the General Fund showed a positive balance for all of its two-year budgetary periods. The national recession and its negative effects on Virginia`s personal income tax collections did, however, force the Commonwealth to draw down its general fund balances in 1992, 2001, 2002, and 2003. In fiscal year 2004, with the recession lifted, Virginia general fund earned a healthy surplus of $555 million or 5% of revenues as revenues outpaced the prior year by 10% and expenditures were held flat. On June 30, 2004, the Revenue Stabilization Fund totaled $340 million, representing 3% of revenues.
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A significant portion of the fund`s assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.
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Sectors Certain areas of potential investment concentration present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.
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The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief.
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The fund may invest in private activity bond issues of corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.
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All State Tax-Free Funds

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Puerto Rico  From time to time the funds invest in obligations of Puerto Rico and its public corporations, which are exempt from federal, state, and city or local income taxes. As of May 23, 2005, general obligation debt of the
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Commonwealth was rated Baa2 by Moody`s and A- by S&P. The outlook assigned to the Commonwealth`s rating by both S&P and Moody`s was negative. Moody`s revised its outlook to negative in September 2004 and then lowered its rating to Baa2 on May 19, 2005, due to continuing deterioration in the financial condition of the Commonwealth`s General Fund, a significant decline in the Government Development Bank`s net liquidity position, a significant increase in the Commonwealth`s outstanding tax-supported debt, and large and growing unfunded pension liabilities. The majority of the Commonwealth`s debt is issued by the major public agencies that are responsible for many of the island`s public functions, such as water, wastewater, highways, electric power, and education. Most recent figures from the Commonwealth indicate that public sector debt, including public corporations, totals $36.5 billion. Though this amount would be exceptionally high for a state of Puerto Rico`s size, income levels, and population, the figure includes debt the Commonwealth issues on behalf of municipalities and other governmental units that, in the 50 states, would be issued by independent entities. The Commonwealth monitors its debt issuance by comparing the rate of growth of its debt to the rate of growth of its gross product. The two were fairly evenly matched in previous years, but, for the five-year period ending in June 2004, total debt increased by 49.7% whereas gross product increased by 21.4%. With the issuance of $550 million for fiscal year 2005 and additional issuance expected to close the projected budget deficit for fiscal year 2006, the gap may widen further.
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Annual real gross product growth of 3% or greater took place from 1998-2000, but slowed to 1.5% in 2001 and contracted by 0.3% in 2002. For 2003 real gross product grew by 1.9% and is believed to have expanded by 2.9% in 2004. The forecast for growth in 2005 is 2.7%. Growth can be attributed to a favorable and strong relationship with the United States, continuing economic development programs that are restructuring the economy, and increases in the level of federal transfers. The Commonwealth is vulnerable to an economic downturn in the U.S. because of its tight linkage to the mainland—49% of all imports were from and 86% of all exports were to the mainland in 2003. Manufacturing, especially of pharmaceuticals, is very important, as it accounts for 42% of gross domestic product and 12% of employment. Services, including tourism, are second, representing 39% of gross domestic product and 51% of employment. Total employment in the manufacturing sector has decreased by more than 27,000 since 2000 while manufacturing output expanded suggesting strong improvements in productivity. Most of the job losses were in the more labor-intensive industries such as textiles, tuna canning, and leather products. Overall, manufacturing jobs fell by less than 1% in 2004 after falling 4.2% in 2003 and 6.4% in 2002. Numbers for 2004 appear to be slightly better than 2003 as total payrolls grew 1.1% with government employment up 1.7% and private sector employment flat.
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As mentioned above, tourism is very important to the Commonwealth. San Juan is the largest homeport for cruise ships in the Caribbean and the fourth largest in the world. Visitors` expenditures were 5.7% of gross product in 2003, 5.5% in 2002, and 4.0% in 2001. The prominence of tourism represents another risk factor, though. After the September 11 tragedy, hotel occupancy rates fell to 64% from 70% in 2001. The sector seemed to recover in 2003 after a poor 2002. Rooms rented rose 9.1% in 2003 after a 5% loss in 2002, hotel occupancy rose to 68% from 64% in 2002 in spite of a room count that keeps rising by 3-4% per year, and total visitors increased in 2003 by 2.9% after falling in 2002 by 11%.
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The Commonwealth`s economy is also vulnerable to oil prices since about 70% of its energy generating capacity is oil-fired even after the recent completion of a natural gas plant and a coal-fired facility. Current high prices for oil will undoubtedly have a negative impact on the Commonwealth`s realized growth.
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For many years, U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code. Section 936 entitled certain corporations to credit income derived from business activities in the Commonwealth against their United States corporate income tax and spurred significant expansion in capital intensive manufacturing, particularly large pharmaceutical firms. Federal tax legislation passed in 1993 and 1996 decreased the tax benefits and eliminate them altogether in the 2006 tax year. While the final impact of the phaseouts over the short and long term is impossible to forecast, preliminary indications are that large pharmaceutical did not exit, and that over 80 firms have taken advantage of the Commonwealth`s replacement tax incentives.
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The Commonwealth and the United States are tied to each other politically as well as economically. The Commonwealth came under U.S. sovereignty pursuant to the Treaty of Paris signed in 1898, which ended the Spanish-American War. Puerto Ricans have been citizens of the U.S. since 1917. Since 1952, Puerto Ricans have had their own constitution, approved in a special referendum by the people of Puerto Rico and by the U.S. Congress and President. The future political status of the Commonwealth within the United States remains
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unclear, though. The U.S. House of Representatives voted in March 1998 in favor of a political status act and Puerto Rico held a referendum later that year to determine whether it would preserve its Commonwealth status or transition to becoming a state, but, of the voting options available, a majority of voters opted for the choice labeled "None of the Above."
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INVESTMENT PROGRAM

Types of Securities

Set forth below is additional information about certain of the investments described in the funds` prospectuses.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the funds may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the funds could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the funds the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the funds could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the funds would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid or Restricted Securities

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the funds` Boards. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the funds should be in a position where more than the allowable amount of its net assets is invested in illiquid assets, including restricted securities, the funds will take appropriate steps to protect liquidity.

Notwithstanding the above, the funds may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The liquidity of these securities is monitored based on a variety of factors.

Debt Securities

U.S. Government Obligations  Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

U.S. Government Agency Securities  Issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury.

Bank Obligations  Certificates of deposit, banker`s acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker`s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Savings and Loan Obligations  Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

Supranational Agencies  Securities of certain supranational entities, such as the International Development Bank.

Corporate Debt Securities  Outstanding corporate debt securities (e.g., bonds and debentures). Corporate notes may have fixed, variable, or floating rates.

Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper and Commercial Notes  Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

Foreign Government Securities  Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

Funding Agreements Obligations of indebtedness negotiated privately between the funds and an insurance company. Often such instruments will have maturities with unconditional put features, exercisable by the funds, requiring return of principal within one year or less.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Inflation-Linked Securities

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Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.
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Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.
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Mortgage-Related Securities

Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the funds. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities` weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the funds. This principal is returned to the funds at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market`s perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality`s right to borrow from the U.S. Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-

through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

GNMA Certificates GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen`s Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

FNMA Certificates FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by FNMA. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

FHLMC Certificates FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). FHLMC Certificates represent a pro-rata interest in a group of mortgage loans purchased by FHLMC. FHLMC guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

FAMC Certificates FAMC is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). FAMC was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. FAMC provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to FNMA and FHLMC, FAMC Certificates are not supported by the full faith and credit of the U.S. government; rather, FAMC may borrow from the U.S. Treasury to meet its guaranty obligations.

As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the funds. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats GNMA Certificates as 30-year securities which prepay in full in the 12th year. FNMA and FHLMC Certificates may have differing prepayment characteristics.

Fixed-rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

Collateralized Mortgage Obligations ("CMOs") CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

In recent years, new types of CMO tranches have evolved. These include floating-rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

U.S. Government Agency Multi-Class Pass-Through Securities Unlike CMOs, U.S. Government Agency Multi-Class Pass-Through Securities, which include FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the funds` quality standards. The funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the funds` quality standards.

Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities ("IOs") receive the interest portion of the cash flow while principal only securities ("POs") receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the funds.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, investors may fail to fully recoup their initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

The staff of the SEC has advised the funds that it believes the funds should treat IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, as illiquid securities and, accordingly, limit their investments in such securities, together with all other illiquid securities, to 15% of the funds` net assets. Under the staff`s position, the determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the funds` Boards. The funds` Boards have delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue`s structure, including the number of tranches; and size of the issue and the number of dealers who make a market in the IO or PO.

Adjustable Rate Mortgage Securities ("ARMs") ARMs, like fixed-rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed-rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the funds to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed-rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed-rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

Other Mortgage-Related Securities Governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the funds` objectives, policies, and quality standards, consider making investments in such new types of securities.

Asset-Backed Securities

Background  The asset-backed securities (ABS) market has been one of the fastest growing sectors of the U.S. fixed-income market since its inception in late 1985. Although initial ABS transactions were backed by auto loans and credit card receivables, today`s market has evolved to include a variety of asset types including home equity loans, student loans, equipment leases, stranded utility costs, and collateralized bond/loan obligations. For investors, securitization typically provides an opportunity to invest in high-quality securities with higher credit ratings and less downgrade/event risk than corporate bonds. Unlike mortgages, prepayments on ABS collateral are less sensitive to changes in interest rates. They can also be structured into classes that meet the market`s demand for various maturities and credit quality.

Structure  Asset-backed securities are bonds that represent an ownership interest in a pool of receivables sold by originators into a special purpose vehicle (SPV). The collateral types can vary, so long as they are secured by homogeneous assets with relatively predictable cash flows. Assets that are transferred through a sale to a special purpose vehicle are legally separated from those of the seller/servicer, which insulates investors from bankruptcy or other event risk associated with the seller/servicer of those assets. Most senior tranches of ABS are structured to a triple-A rated level through credit enhancement, however, ABS credit ratings range from AAA to non-investment-grade. Many ABS transactions are structured to include payout events/performance triggers which provide added protection against deteriorating credit quality.

ABS structures are generally categorized by two distinct types of collateral. Amortizing assets (such as home equity loans, auto loans, and equipment leases) typically pass through principal and interest payments directly to investors, while revolving assets (such as credit card receivables, home equity lines of credit, and dealer floor-plan loans) typically reinvest principal and interest payments in new collateral for a specified period of time. The majority of amortizing transactions are structured as straight sequential-pay transactions. In these structures, all principal amortization and prepayments are directed to the shortest maturity class until it is retired, then to the next shortest class and so on. The majority of revolving assets are structured as bullets, whereby investors receive periodic interest payments and only one final payment of principal at maturity.

Underlying Assets  The asset-backed securities that may be purchased include securities backed by pools of mortgage-related receivables known as home equity loans, or of consumer receivables such as automobile loans or credit card loans. Other types of ABS may also be purchased. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield and return on any asset-backed security is difficult to predict with precision and actual return or yield to maturity may be more or less than the anticipated return or yield to maturity.

Methods of Allocating Cash Flows  While some asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The funds may invest in such asset-backed securities if the investment is otherwise consistent with the fund`s investment objectives, policies, and restrictions.

Types of Credit Support  Asset-backed securities are typically backed by a pool of assets representing the obligations of a diversified pool of numerous obligors. To lessen the effect of failures by obligors on the ability of underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties, "external credit enhancement", through various means of structuring the transaction, "internal credit enhancement", or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include:

Excess Spread  Typically the first layer of protection against losses, equal to the cash flow from the underlying receivables remaining after deducting the sum of the investor coupon, servicing fees, and losses.

Subordination  Interest and principal that would have otherwise been distributed to a subordinate class is used to support the more senior classes. This feature is intended to enhance the likelihood that the holder of the senior class certificate will receive regular payments of interest and principal. Subordinate classes have a greater risk of loss than senior classes.

Reserve Funds  Cash that is deposited and/or captured in a designated account that may be used to cover any shortfalls in principal, interest, or servicing fees.

Overcollateralization  A form of credit enhancement whereby the principal amount of collateral used to secure a given transaction exceeds the principal of the securities issued. Overcollateralization can be created at the time of issuance or may build over time.

Surety Bonds  Typically consist of third party guarantees to irrevocably and unconditionally make timely payments of interest and ultimate repayment of principal in the event there are insufficient cash flows from the underlying collateral.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. There is no guarantee that the amount of any type of credit enhancement available will be sufficient to protect against future losses on the underlying collateral.

Some of the specific types of ABS that the funds may invest in include the following.

Home Equity Loans  These ABS typically are backed by pools of mortgage loans made to subprime borrowers or borrowers with blemished credit histories. The underwriting standards for these loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower`s credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan.

As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Furthermore, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.

With respect to first lien mortgage loans, the underwriting standards do not prohibit a mortgagor from obtaining, at the time of origination of the originator`s first lien mortgage loan, additional financing which is subordinate to that first lien mortgage loan, which subordinate financing would reduce the equity the mortgagor would otherwise appear to have in the related mortgaged property as indicated in the loan-to-value ratio.

Risk regarding mortgage rates

The pass-through rates on the adjustable-rate certificates may adjust monthly and are generally based on one-month LIBOR. The mortgage rates on the mortgage loans are either fixed or adjusted semiannually based on six-month LIBOR, which is referred to as a mortgage index. Because the mortgage index may respond to various economic and market factors different than those affecting one-month LIBOR, there is not necessarily a correlation in the movement between the interest rates on those mortgage loans and the pass-through rates of the adjustable rate certificates. As a result, the interest payable on the related interest-bearing certificates may be reduced because of the imposition of a pass-through rate cap called the "net rate cap".

Yield and reinvestment could be adversely affected by unpredictability of prepayments

No one can accurately predict the level of prepayments that an asset-backed mortgage pool may experience. Factors which influence prepayment behavior include general economic conditions, the level of prevailing interest rates, the availability of alternative financing, the applicability of prepayment charges, and homeowner mobility. Reinvestment risk results from a faster or slower rate of principal payments than expected. A rising interest rate environment and the resulting slowing of prepayments could result in greater volatility of these securities. A falling interest rate environment and the resulting increase in prepayments could require reinvestment in lower yielding securities.

Credit Card Backed Securities  These ABS are backed by revolving pools of credit card receivables. Due to the revolving nature of these assets, the credit quality could change over time. Unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder and payments by cardholders are the primary source of payment on these securities. The revolving nature of these card accounts generally provides for monthly payments to the trust. In order to issue securities with longer dated maturities, most Credit Card Backed Securities are issued with an initial "revolving" period during which collections are reinvested in new receivables. The revolving period may be shortened upon the occurrence of specified events which may signal a potential deterioration in the quality of the assets backing the security.

Automobile Loans  These ABS are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles. These securities are primarily discrete pools of assets which pay down over the life of the ABS. The securities are not obligations of the seller of the vehicle, or servicer of the loans. The primary source of funds for payments on the securities comes from payment on the underlying trust receivables as well as from credit support.

Real Estate and Real Estate Investment Trusts ("REITs")

Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. REITs may own real estate properties (Equity REITs) and be subject to these risks directly, or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the funds invest to decline.

Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the funds.

Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the funds invest in REITs, a shareholder will bear his proportionate share of fund expenses and indirectly bear similar expenses of the

REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain exemption from the 1940 Act.

Collateralized Bond or Loan Obligations

Collateralized Bond Obligations ("CBOs") are bonds collateralized by corporate bonds, mortgages, or asset-backed securities and Collateralized Loan Obligations ("CLOs") are bonds collateralized by bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. CBOs are fairly recent entrants to the fixed-income market. Most CBOs issued to date have been collateralized by high-yield bonds or loans, with heavy credit enhancement.

Loan Participations and Assignments

Loan participations and assignments (collectively "participations") will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts, and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries which is referred to as Loans to Developing Countries debt ("LDC debt"). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the funds may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating-rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender`s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement, or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

There may not be a recognizable, liquid public market for loan participations. To the extent this is the case, the funds would consider the loan participation as illiquid and subject to the funds` restriction on investing no more than 15% of their net assets in illiquid securities.

Where required by applicable SEC positions, the funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

Various service fees received by the funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service, or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Code. Thus the sum of such fees plus any other nonqualifying income earned by the funds cannot exceed 10% of total income.

Trade Claims

Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of both a less liquid market, a smaller universe of potential buyers, and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks which include:

Establishing the Amount of the Claim Frequently, the supplier`s estimate of its receivable will differ from the customer`s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

Defenses to Claims The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

Documentation/Indemnification Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller`s credit.

Volatile Pricing Due to Illiquid Market There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Generally, it is expected that trade claims would be considered illiquid investments.

No Current Yield/Ultimate Recovery Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

Tax Issue Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered "nonqualifying" under the Code. The funds may have up to 10% of their gross income (including capital gains) derived from nonqualifying sources.

Zero-Coupon and Pay-in-Kind Bonds

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind ("PIK") Instruments are securities that pay interest in either cash or additional securities, at the issuer`s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the funds until the maturity or call date of the bond. The funds will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the funds.

Adjustable Rate Securities

Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with demand features or adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take a variety of forms, including variable rate, floating rate, and put option securities.

Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days` notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

When-Issued Securities and Forward Commitment Contracts

The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the funds to the issuer and no interest accrues to the funds. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the funds make the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The funds will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to its commitments for the securities during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the funds (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchase these securities, there will be greater fluctuations in the funds` net asset value than if the funds did not purchase them.

Municipal Securities

Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, the funds` portfolios may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the funds` assets invested in any particular type of municipal security can be expected to vary.

The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal income tax. In determining the tax-exempt status of a municipal security, the funds rely on the opinion of the issuer`s bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and, as a result, the interest received by the funds from such a security might not be exempt from federal income tax.

Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.

Municipal Notes

Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.

Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and prerefunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an industrial development bond.

General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer`s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility or enterprise or, in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state`s ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower`s pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the funds` Boards determine such securities are illiquid, they will be subject to the funds` limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the rating assigned to the obligation by an established rating agency or T. Rowe Price.

Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "prerefunded" or "escrowed to maturity" and are considered high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund`s investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the funds, be considered an investment in U.S. Treasury securities.

Private Activity Bonds Under current tax law, all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility`s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Participation Interests The funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker, or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

When-Issued Securities

New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The funds will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. The funds will maintain cash, high-grade marketable debt securities, or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in the funds` portfolios are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the funds remain fully invested or almost fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in their net asset value than if they solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the funds` assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, the funds will meet their obligations from then-available cash flow, sale of securities, or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by the funds upon notice to shareholders.

Residual Interest Bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.

Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

The funds may invest in other types of derivative instruments as they become available.

For the purpose of the funds` investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Forwards

In some cases, the funds may purchase bonds on a when-issued basis with longer-than-standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

New Income and Short-Term Bond Funds

Industry Concentration

When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industry, the funds will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of their total assets, in any one such industry, if the funds have cash for such investment (i.e., the funds will not sell portfolio securities to raise cash) and, if in T. Rowe Price`s judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the funds` investment objectives. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody`s or S&P`s and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the funds will normally purchase corporate debt securities in the secondary market as opposed to new offerings, T. Rowe Price believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Management believes that any risk to the funds which might result from concentration in any industry will be minimized by the funds` practice of diversifying their investments in other respects. The funds` policy with respect to industry concentration is a fundamental policy. (For investment restriction on industry concentration, see "Investment Restrictions").

Money Funds

Determination of Maturity of Money Market Securities

The funds may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

Prime Reserve, Summit Cash Reserves, and Reserve Investment Funds

First Tier Money Market Securities Defined

At least 95% of the funds` total assets will be maintained in first tier money market securities. First tier money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price pursuant to written guidelines established in accordance with Rule 2a-7 under the 1940 Act under the supervision of the funds` Boards.

PORTFOLIO MANAGEMENT PRACTICES

Swap Agreements

A number of the funds may enter into interest rate, index, total return, credit, and, to the extent they may invest in foreign currency-denominated securities, currency rate swap agreements. The funds may also enter into options on swap agreements ("swap options") on the types of swaps listed above.

Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The funds may write (sell) and purchase put and call swap options.

One example of the use of swaps within the funds may be to manage the interest rate sensitivity of the funds. The funds might receive or pay a fixed-rate interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the funds. Or, the funds may buy or sell swap options to effect the same result. The funds may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

Another example is the use of credit default swaps to buy or sell credit protection. A default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The funds may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the default swap market. The credit protection market is still relatively new and should be considered illiquid.

Most swap agreements entered into by the funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the funds` current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The funds` current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by T. Rowe Price.

The use of swap agreements by the funds entails certain risks. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the funds. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the funds. Credit default swaps could result in losses if the funds do not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

The funds will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the funds purchase a swap option it risks losing only the amount of the premium they have paid should they decide to let the option expire unexercised. However, when the funds write a swap option they will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the funds` ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Lending of Portfolio Securities

Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under the funds` investment program. The collateral, in turn, is invested in short-term securities. While the securities are being lent, the funds making the loan will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the funds employ an agent to implement their securities lending program and the agent receives a fee from the funds for its services. The funds have a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote, when practical. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of

T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the funds bear the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Interfund Borrowing and Lending

The funds are parties to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits them to borrow money from and/or lend money to other funds in the T. Rowe Price complex. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Price Funds.

Repurchase Agreements

The funds may enter into a repurchase agreement through which an investor (such as the funds) purchases securities (known as the "underlying security") from well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price`s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements, which do not provide for payment within seven days, will be treated as illiquid securities. The funds will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) which the funds` investment guidelines would allow them to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the funds seek to enforce their rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing their rights.

Reverse Repurchase Agreements

Although the funds have no current intention of engaging in reverse repurchase agreements, they reserve the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the funds, subject to Investment Restriction (1). (See "Investment Restrictions.")

Money Market Reserves

The funds may invest their cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation: T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an exemptive order issued by the SEC.

Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

RIF and GRF provide a very efficient means of managing the cash reserves of the funds. While neither RIF nor GRF pays an advisory fee to T. Rowe Price, they will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in RIF or GRF to the extent it is consistent with their investment objectives and programs.

Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

High Yield and Institutional High Yield Funds

Short Sales

The funds may make short sales for hedging purposes to protect them against companies whose credit is deteriorating. Short sales are transactions in which the funds sell a security they do not own in anticipation of a decline in the market value of that security. The funds` short sales would be limited to situations where the funds own a debt security of a company and would sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the funds` net assets.

To complete a short-sale transaction, the funds must borrow the security to make delivery to the buyer. The funds then are obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the funds are required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the funds replace a borrowed security in connection with a short sale, the funds will: (a) maintain daily a segregated account, containing cash, U.S. government securities, or other suitable cover as permitted by the SEC, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

The funds will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the funds may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the funds` security being hedged by the short sale.

The Taxpayer Relief Act of 1997 requires a mutual fund to recognize gain upon entering into a constructive sale of stock, a partnership interest, or certain debt positions occurring after June 8, 1997. A constructive sale is deemed to occur if the funds enter into a short sale, an offsetting notional principal contract, or a futures or forward contract which is substantially identical to the appreciated position. Some of the transactions in which the funds are permitted to invest may cause certain appreciated positions in securities held by the funds to qualify as a "constructive sale," in which case it would be treated as sold and the resulting gain subjected to tax or, in the case of a mutual fund, distributed to shareholders. If this were to occur, the funds would be required to distribute such gains even though it would receive no cash until the later sale of the security. Such distributions could reduce the amount of cash available for investment by the funds. Because these rules do not apply to "straight" debt transactions, it is not anticipated that they will have a significant impact on the funds; however, the effect cannot be determined until the issuance of clarifying regulations.

All funds

Warrants

Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Options

Options are a type of potentially high-risk derivative. The funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to each funds` prospectus and this Statement of Additional Information when and if the funds decide to invest in options.

Writing Covered Call Options

The funds may write (sell) American or European style "covered" call options and purchase options to close out options previously written. In writing covered call options, the funds expect to generate additional premium income, which should serve to enhance the funds` total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price`s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the funds.

A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

The funds generally will write only covered call options. This means that the funds will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the funds will write a call option that is not covered as indicated above but where the funds will establish and maintain, with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC, having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the funds to the risks of writing uncovered options.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the funds` investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the funds generally will not do) but capable of enhancing the funds` total return. When writing a covered call option, the funds, in return for the premium, give up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retain the risk of loss should the price of the security or currency decline. Unlike one that owns securities or currencies not subject to an option, the funds have no control over when they may be required to sell the underlying securities or currencies, since they may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option the funds have written expires, the funds will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the funds will realize a gain or loss from the sale of the underlying security or currency. The funds do not consider a security or currency covered by a call to be "pledged" as that term is used in the funds` policy, which limits the pledging or mortgaging of assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the funds` loss could be significant.

The premium received is the market value of an option. The premium the funds will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the funds for writing covered call options will be recorded as a liability of the funds. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the funds to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the funds desire to sell a particular security or currency from their portfolios on which they have written a call option, or purchased a put option, they will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the funds will be able to effect such closing transactions at favorable prices. If the funds cannot enter into such a transaction, they may be required to hold a security or currency that they might otherwise have sold. When the funds write a covered call option, they run the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from their portfolios. In such cases, additional costs may be incurred.

The funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the funds.

The funds will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the funds` total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

Writing Covered Put Options

The funds may write American or European style covered put options and purchase options to close out options previously written by the funds. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The funds would write put options only on a covered basis. This means that the funds would maintain, in a segregated account, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price. Alternatively, the funds will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

The funds would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the funds` portfolios at a price lower than the current market price of the security or currency. In such event the funds would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the funds would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the funds. In addition, the funds, because they do not own the specific securities or currencies which they may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the funds` total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

The premium received by the funds for writing covered put options will be recorded as a liability of the funds. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the funds is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices.

Purchasing Put Options

The funds may purchase American or European style put options. As the holder of a put option, the funds have the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their securities or currencies. An example of such use of put options is provided next.

The funds may purchase a put option on an underlying security or currency (a "protective put") owned by the funds as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the funds, as holder of the put option, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security`s market price or currency`s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The funds may also purchase put options at a time when they do not own the underlying security or currency. By purchasing put options on a security or currency they do not own, the funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the funds will lose their entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The funds will not commit more than 5% of total assets to premiums when purchasing put options. The premium paid by the funds when purchasing a put option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options

The funds may purchase American or European style call options. As the holder of a call option, the funds have the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase call options for the purpose of increasing their current return or avoiding tax consequences which could reduce their current return. The funds may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

Call options may be purchased by the funds for the purpose of acquiring the underlying securities or currencies for their portfolios. Utilized in this fashion, the purchase of call options enables the funds to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the funds in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as the funds hold such a call option, rather than the underlying security or currency itself, the funds are partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The funds may also purchase call options on underlying securities or currencies they own in order to protect unrealized gains on call options previously written by them. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

The funds will not commit more than 5% of total assets to premiums when purchasing call and put options. The premium paid by the funds when purchasing a call option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

Dealer (Over-the-Counter) Options

The funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the funds would look to a clearing corporation to exercise exchange-traded options, if the funds were to purchase a dealer option, they would rely on the dealer from whom they purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market, while dealer options have none. Consequently, the funds will generally be able to realize the value of a dealer option they have purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the funds write a dealer option, they generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the funds originally wrote the option. While the funds will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the funds, there can be no assurance that the funds will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the funds, as a covered dealer call option writer, are able to effect a closing purchase transaction, they will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counter-party, the funds may be unable to liquidate a dealer option. With respect to options written by the funds, the inability to enter into a closing transaction may result in material losses to the funds. For example, since the funds must maintain a secured position with respect to any call option on a security they write, the funds may not sell the assets they have segregated to secure the position while they are obligated under the option. This requirement may impair a fund`s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The funds may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the funds may repurchase the OTC option they have written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Interest Rate Transactions

Interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, may be used to preserve a return or spread on a particular investment or portion of a portfolio, to create synthetic securities, or to structure transactions designed for other purposes.

Interest rate swaps involve the exchange by the funds with third parties of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor. In circumstances in which T. Rowe Price anticipates that interest rates will decline, the funds might, for example, enter into an interest rate swap as the floating rate payor. In the case where the funds purchase such an interest rate swap, if the floating rate payments fell below the level of the fixed-rate payment set in the swap agreement, the funds` counterparties would pay the funds` amounts equal to interest computed at the difference between the fixed and floating rates over the national principal amount. Such payments would offset or partially offset the decrease in the payments the funds would receive in respect of floating-rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the funds would receive payments from the counterparties which would wholly or partially offset the decrease in the payments they would receive in respect of the financial instruments being hedged.

The funds will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the funds receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the funds` obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by the funds` custodian. If the funds enter into an interest rate swap on other than a net basis, the funds would maintain an account in the full amount accrued on a daily basis of the funds` obligations with respect to the swap. To the extent the funds sell (i.e., write) caps and floors, they will maintain in an account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the funds` obligations with respect to any caps or floors. The funds will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated at least A by S&P. T. Rowe Price will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other parties to such a transaction, the funds will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. T. Rowe Price has determined that, as a result, the swap market has become relatively liquid. The funds may enter into interest rate swaps only with respect to positions held in their portfolios. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other parties to interest rate swaps default, the funds` risk of loss consists of the net amount of interest payments that the funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the funds expect to achieve an acceptable degree of correlation between their right to receive interest on loan interests and their right and obligation to receive and pay interest pursuant to interest rate swaps.

The aggregate purchase price of caps and floors held by the funds may not exceed 10% of total assets. The funds may sell (i.e., write) caps and floors without limitation, subject to the account coverage requirement described above.

Spread Option Transactions

The funds may purchase from and sell to securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the funds the right to put, or sell, a security that they own at a fixed-dollar spread or fixed-yield spread in relationship to another security that the funds do not own, but which is used as a benchmark. The risk to the funds in purchasing covered spread options is the cost of the premium paid for the spread options and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the funds against adverse changes in prevailing credit-quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the funds` custodian. The funds do not consider a security covered by a spread option to be "pledged" as that term is used in the funds` policy limiting the pledging or mortgaging of their assets. The funds may also buy and sell uncovered spread options. Such options would be used for the same purposes and be subject to similar risks as covered spread options. However, in an uncovered spread option, the funds would not own either of the securities involved in the spread.

Futures Contracts

Futures contracts are a type of potentially high-risk derivative.

Transactions in Futures

The funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the funds. Interest rate or currency futures can be sold as an offset against the effect of expected increases in interest rates or currency exchange rates and purchased as an offset against the effect of expected declines in interest rates or currency exchange rates.

Futures can also be used as an efficient means of regulating the funds` exposure to the market.

Index Funds may only enter into futures contracts that are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. They will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

Stock index futures contracts may be used to provide a hedge for a portion of the funds` portfolios, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The funds may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the funds` portfolios successfully, the funds must sell futures contracts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the funds` portfolio securities.

The funds will enter into futures contracts that are traded on national (or foreign) futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed-income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the funds` objectives in these areas.

Regulatory Limitations

If the funds purchase or sell futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the funds after taking into account unrealized profits and unrealized losses on any such contracts they have entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Boards without a shareholder vote and does not limit the percentage of the funds` assets at risk to 5%.

In instances involving the purchase of futures contracts or the writing of call or put options thereon by the funds, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the funds to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the funds` assets to cover or identified accounts could impede portfolio management or the funds` ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the funds would comply with such new restrictions.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the funds purchase or sell a security, no price would be paid or received by the funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the funds` open positions in futures contracts, the funds would be required to deposit with their custodian in a segregated account in the name of the futures broker an amount of cash or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Financial futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require a payment by the funds ("variation margin") to restore the margin account to the amount of the initial margin.

Subsequent payments ("mark-to-market payments") to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the funds will pay the amount of the daily change in value to the broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the broker will pay the amount of the daily change in value to the funds.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the funds realize a gain; if it is more, the funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the funds realize a gain; if it is less, the funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the funds are not able to enter into an offsetting transaction, the funds will continue to be required to maintain the margin deposits on the futures contract.

As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the funds.

Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset (as adjusted by a multiplier) at the time the stock index futures contract expires.

For example, the S&P 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the index, and the index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the funds will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the funds enter into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the funds will gain $1,000 (250 units x gain of $4). If the funds enter into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the funds will lose $500 (250 units x loss of $2).

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It is possible that hedging activities of funds investing in municipal securities will occur primarily through the use of municipal bond index futures contracts since the uniqueness of that index contract should better correlate with the portfolio and thereby be more effective. However, there may be times when it is deemed in the best interest of shareholders to engage in the use of U.S. Treasury bond futures, and the funds reserve the right to use U.S. Treasury bond futures at any time. Use of these futures could occur, as an example, when both the U.S. Treasury bond contract and municipal bond index futures contract are correlating well with municipal bond prices, but the U.S. Treasury bond contract is trading at a more advantageous price making the hedge less expensive with the U.S. Treasury bond contract than would be obtained with the municipal bond index futures contract.
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All funds (other than the Money Funds)

Special Risks of Transactions in Futures Contracts

Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day`s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Liquidity The funds may elect to close some or all of their futures positions at any time prior to their expiration. The funds would do so to reduce exposure represented by long futures positions or short futures positions. The funds may close their position by taking opposite positions, which would operate to terminate the funds` position in the futures contracts. Final determinations of mark-to-market payments would then be made, additional cash would be required to be paid by or released to the funds, and the funds would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the funds would continue to be required to make daily mark-to-market and variation margin payments. However, in the event futures contracts have been used to hedge the underlying instruments, the funds would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the funds of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the funds` underlying instruments sought to be hedged.

Successful use of futures contracts by the funds for hedging purposes is also subject to T. Rowe Price`s ability to correctly predict movements in the direction of the market. It is possible that, when the funds have sold futures to hedge their portfolios against a decline in the market, the index, indices, or instruments` underlying futures might advance, and the value of the underlying instruments held in the funds` portfolios might decline. If this were to occur, the funds would lose money on the futures and also would experience a decline in value in their underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the funds` portfolios will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the funds were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in their portfolios) and prices instead increased, the funds would lose part or all of the benefit of increased value of those underlying instruments that it had hedged because it would have offsetting losses in their futures positions. In addition, in such situations, if the funds have insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The funds might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

Options on Futures Contracts

Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer`s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the funds are computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the funds intend to acquire. If the futures price at expiration of the option is above the exercise price, the funds will retain the full amount of the option premium, which provides a partial hedge against any increase that may have occurred in the price of the debt securities the funds intend to acquire. If the futures price when the option is exercised is below the exercise price, however, the funds will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the funds intend to acquire.

Funds investing in municipal securities may trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the funds may trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed.

From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of a fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other T. Rowe Price funds in a fair and nondiscriminatory manner.

Call and put options may be purchased or written on financial indices as an alternative to options on futures.

Special Risks of Transactions in Options on Futures Contracts

The risks described under "Special Risks of Transactions in Futures Contracts" are substantially the same as the risks of using options on futures. If the funds were to write an option on a futures contract, it would be required to deposit initial margin and maintain mark-to-market payments in the same manner as a regular futures contract. In addition, where the funds seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, their ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures, which may interfere with the timely execution of customers` orders.

In the event no such market exists for a particular contract in which the funds maintain a position, in the case of a written option, the funds would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The funds would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.

In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that if the movements in the price of options on futures contracts and the value of the call increase by more than the increase in the value of the securities held as cover, the funds may realize a loss on the call, which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the funds may experience poorer overall performance than if it had not entered into any options on futures contracts.

General Considerations Transactions by the funds in options on futures will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the funds may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, boards of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Additional Futures and Options Contracts

Although the funds have no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the funds trade foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC`s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the funds for foreign futures or foreign options transactions may not be provided the same protections as funds received for transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the funds` orders are placed and the time they are liquidated, offset, or exercised.

U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds

Limitations on Futures and Options

The funds will not purchase a futures contract or option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the funds` net asset value. In addition, neither of the funds will enter into a futures transaction if it would be obligated to purchase or deliver amounts that would exceed 15% of the funds` total assets.

The funds will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to delivery under put options exceeds 15% of the market value of the funds` total assets.

The funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities subject to such put options or covering call options exceeds 15% of the market value of the funds` total assets.

The funds have no current intention of investing in options on securities. However, they reserve the right to do so in the future and could be subject to the following limitations: the funds may invest up to 15% of total assets in premiums on put options and 15% of total assets in premiums on call options. The total amount of the funds` total assets invested in futures and options will not exceed 15% of the funds` total assets.

Foreign Currency Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The funds may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of their portfolios. The funds` use of such contracts would include, but not be limited to, the following:

First, when the funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the funds will be able to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the funds` portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the funds may hedge all or part of their foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the funds may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the funds. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the funds will be served.

Third, the funds may use forward contracts when the funds wish to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument—the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

The funds may enter into forward contracts for any other purpose consistent with the funds` investment objectives and programs. However, the funds will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the funds` holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the funds may net offsetting positions.

At the maturity of a forward contract, the funds may sell the portfolio security and make delivery of the foreign currency, or they may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

If the funds retain the portfolio security and engage in an offsetting transaction, the funds will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the funds engage in an offsetting transaction, they may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the funds` entering into a forward contract for the sale of a foreign currency and the date they enter into an offsetting contract for the purchase of the foreign currency, the funds will realize a gain to the extent the price of the currency they have agreed to sell exceeds the price of the currency they have agreed to purchase. Should forward prices increase, the funds will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency they have agreed to sell.

The funds` dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the funds at one rate, while offering a lesser rate of exchange should the funds desire to resell that currency to the dealer.

Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts

The funds may enter into certain options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies. Entering into such transactions can affect the timing and character of the income and gains realized by the funds and the timing and character of fund distributions.

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Such contracts which qualify as Section 1256 contracts will be considered to have been closed at the end of the funds` fiscal years and any gains or losses will be recognized for tax purposes at that time. Such gains or losses (as well as gains or losses from the normal closing or settlement of such transactions) will be characterized as 60% long-term capital gain (taxable at a maximum rate of 15%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The funds will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.
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Certain options, futures, forward foreign exchange contracts, and swaps, which offset another security in the fund, including options, futures and forward exchange contracts on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of any unrealized gain in an offsetting position. For securities which were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities comprising a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long term capital losses even if the offsetting positions have been held for less than one year. However, a fund may choose to comply with certain identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred, rather the basis of the identified position that offset the loss position is increased.

In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of their gross income for a taxable year must be derived from qualifying income, i.e., generally dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent to which the net gain realized from options, futures, or forward foreign exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

Entering into certain options, futures, forward foreign exchange contracts, or swaps may result in a "constructive sale" of offsetting stocks or debt securities of the funds. In such case the funds will be required to realize gain, but not loss, on the sale of such positions as if the position were sold on that date.

For certain options, futures, forward foreign exchange contracts, or swaps, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts. Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the funds, potentially resulting in tax consequences to the funds.

SPECIAL CONSIDERATIONS (spectrum and retirement funds)

Prospective investors should consider that certain underlying Price funds may engage in the following:

Foreign Currency Transactions Enter into foreign currency transactions. Since investments in foreign companies will usually involve currencies of foreign countries, and the international funds, as well as certain other underlying Price funds, will hold funds in bank deposits in foreign custodians during the completion of investment programs, the value of the assets of the underlying Price funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these underlying Price funds may incur costs in connection with conversions between various currencies. The underlying Price funds will generally conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The underlying Price funds will generally not enter into a forward contract with a term of greater than one year. Although foreign currency transactions will be used primarily to protect the underlying Price funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

Lending Portfolio Securities Lend portfolio securities for the purpose of realizing additional income. The underlying Price funds may lend securities to broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Futures Contracts and Options (types of potentially high-risk derivatives) Enter into interest rate, stock index, or currency futures contracts. Certain underlying Price funds may enter into such contracts (or options thereon), or a combination of such contracts, (1) as a hedge against changes in prevailing levels of interest rates, price movements, or currency exchange rates in the underlying Price funds` portfolios in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such underlying Price funds; (2) as an efficient means of adjusting the underlying Price funds` exposure to the markets; or (3) to adjust the duration of the underlying Price funds` portfolios. Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each underlying Price fund`s net asset value. Certain underlying Price funds may also purchase and sell call and put options on securities, currencies, and financial and stock indices. The aggregate market value of each fund`s currencies or portfolio securities covering call or put options will not exceed 25% of the net assets. Futures contracts and options can be highly volatile and could result in reduction of underlying Price funds` total returns, and the underlying Price funds` attempt to use such investments for hedging purposes may not be successful.

INVESTMENT RESTRICTIONS

Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the funds` shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the funds` outstanding shares. Other restrictions in the form of operating policies are subject to change by the funds` Boards without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the funds. Calculation of the funds` total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the funds` prospectuses or SAI will not include cash collateral held in connection with securities lending activities.

Fundamental Policies

As a matter of fundamental policy, the funds may not:

(a)Borrowing (All funds except Spectrum Funds) Borrow money except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds` investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33xb6 /xb8 % of the value of the funds` total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

(b)Borrowing (Spectrum Funds) Borrow money, except the funds may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of total assets valued at market. The funds will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income;

(a)Commodities (All funds except Spectrum Growth and Spectrum Income Funds) Purchase or sell physical commodities, except that the funds (other than the Money Funds) may enter into futures contracts and options thereon;

(b)Commodities (Spectrum Growth and Spectrum Income Funds) Purchase or sell commodities or commodity or futures contracts;

Equity Securities (Summit Municipal Funds) Purchase equity securities or securities convertible into equity securities;

(a)Industry Concentration (All funds except Health Sciences, High Yield, International Bond, International Equity Index, Financial Services, New Income, Prime Reserve, Real Estate, Reserve Investment, Retirement, Short-Term Bond, Spectrum, and Summit Cash Reserves Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry;

(b)Industry Concentration (Financial Services, Health Sciences, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the fund`s prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the fund`s prospectus;

and (iii) the Real Estate Fund will invest more than 25% of its total assets in the real estate industry as defined in the fund`s prospectus;

(c)Industry Concentration (High Yield Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund`s position in issues maturing in one year or less equals 35% or more of the fund`s total assets;

(d)Industry Concentration (International Bond Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund`s position in issues maturing in one year or less equals 35% or more of the fund`s total assets;

(e)Industry Concentration (International Equity Index Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the fund will invest more than 25% of the value of its total assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus;

(f)Industry Concentration (New Income Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances, and further provided that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker`s acceptances;

(g)Industry Concentration (Prime Reserve, Reserve Investment, and Summit Cash Reserves Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker`s acceptances;

(h)Industry Concentration (Short-Term Bond Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will normally invest more than 25% of its total assets in the securities of the banking industry including, but not limited to, bank certificates of deposit and banker`s acceptances when the fund`s position in issues maturing in one year or less equals 35% or more of the fund`s total assets; provided, further, that the fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances;

(i)Concentration (Retirement and Spectrum Funds) Concentrate in any industry except that the funds will concentrate (invest more than 25% of total assets) in the mutual fund industry;

(a)Loans (All funds except Retirement and Spectrum Funds) Make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33xb6 /xb8 % of the value of the funds` total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

(b)Loans (Retirement and Spectrum Funds) Make loans, although the funds may purchase money market securities and enter into repurchase agreements;

Margin (Spectrum Funds) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

Mortgaging (Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of the funds` total assets, valued at market;

Percent Limit on Assets Invested in Any One Issuer (All funds except Emerging Europe & Mediterranean, Institutional Large-Cap Growth, Latin America, New Asia, Retirement, Spectrum, and State Tax-Free Funds not including California Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds` total assets, more than 5% of the value of the funds` total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

Percent Limit on Share Ownership of Any One Issuer (All funds except Emerging Europe & Mediterranean, Institutional Large-Cap Growth, Latin America, New Asia, Retirement, Spectrum, and State Tax-Free Funds not including California Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds` total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

(a)Real Estate (All funds except Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(b)Real Estate (Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although the funds may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(a)Senior Securities (All funds except Spectrum Funds) Issue senior securities except in compliance with the 1940 Act;

(b)Senior Securities (Spectrum Funds) Issue senior securities;

Short Sales (Spectrum Funds) Effect short sales of securities;

Taxable Securities (State Tax-Free and Tax-Free Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the funds` income would be exempt from federal and, if applicable, any state, city, or local income tax. Normally, the funds will not purchase a security if, as a result, more than 20% of the funds` income would be subject to the AMT; or

Underwriting Underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

NOTES

The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

Money funds With respect to investment restriction (1), the funds have no current intention of engaging in any borrowing transactions.

All funds except Retirement and Spectrum Funds With respect to investment restriction (2), the funds do not consider currency contracts or hybrid investments to be commodities.

All funds except Retirement and Spectrum Funds For purposes of investment restriction (4):

U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

Industries are determined by reference to the classifications of industries and sub-industries set forth in the Morgan Stanley Capital International/Standard & Poor`s (MSCI/S&P) Global

Industry Classification Standard for the International Equity Funds, equity securities of the Tax-Efficient Funds, and Equity Funds except Developing Technologies, Global Technology, Media & Telecommunications, New Era, and Science & Technology Funds. Annual changes by MSCI/S&P to their classifications will be implemented within 30 days after the effective date of the change. For Developing Technologies, Global Technology, Media & Telecommunications, New Era, and Science & Technology Funds as well as all other funds not referred to above, industries are determined by reference to industry classifications set forth in their semiannual and annual reports.

It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the International Bond Funds will not invest more than 25% of total assets in the securities of any single foreign governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

The High Yield, New Income, and Short-Term Bond Funds have no current intention of concentrating their investments.

All funds except Summit Income and U.S. Bond Index Funds For purposes of investment restriction (5), the funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

All funds except Spectrum Funds For purposes of investment restrictions (8) and (9), the funds will treat bonds which are refunded with escrowed U.S. government securities as U.S. government securities.

Taxable Bond and Money Funds For purposes of investment restrictions (8) and (9), the funds will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

With respect to investment restriction (11), under the 1940 Act, an open-end investment company can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the company must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of investment restriction (13), the funds measure the amount of their income from taxable securities, including AMT securities, over the course of the funds` taxable year.

Operating Policies

As a matter of operating policy, the funds may not:

Borrowing Purchase additional securities when money borrowed exceeds 5% of total assets;

Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

(a)Equity Securities (All Taxable Bond Funds, except High Yield, Institutional Core Plus, Institutional High Yield, and New Income Funds) Purchase any equity security or security convertible into an equity security except as set forth in its prospectus and operating policy on investment companies;

(b)Equity Securities (State Tax-Free and Tax-Free Funds) Purchase any equity security or security convertible into an equity security, provided that the funds (other than the Money Funds) may invest up to 10% of total assets in equity securities, which pay tax-exempt dividends and which are otherwise consistent with the funds` investment objectives and, further provided, that Money Funds may invest up to 10% of total assets in equity securities of other tax-free open-end money market funds;

Forward Currency Contracts (Retirement and Spectrum Funds) Purchase forward currency contracts, although the funds reserve the right to do so in the future;

(a)Futures Contracts (All funds except Retirement and Spectrum Funds) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the funds` net asset value;

(b)Futures (Retirement and Spectrum International Funds) Purchase futures, although the funds reserve the right to do so in the future;

(c)Futures (Spectrum Growth and Spectrum Income Funds) Invest in futures;

Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Spectrum and Money Funds) of net assets would be invested in such securities;

Investment Companies (All funds except Retirement and Spectrum Funds) Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act and as set forth in a fund`s prospectus; (ii) securities of the Reserve Investment Funds; (iii) securities of the Institutional High Yield Fund; (iv) in the case of the Money Funds, only securities of other money market funds; (v) in the case of the State Tax-Free and Tax-Free Funds, only securities of other tax-free money market funds;

Margin (All funds except Spectrum Funds) Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments;

Mortgaging (All funds except Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33xb6 /xb8 % of the funds` total assets at the time of borrowing or investment;

Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the funds would be invested in such programs;

(a)Options, etc. (All funds except Retirement and Spectrum Funds) Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the funds` prospectuses and this SAI;

(b)Options (Retirement Funds) Invest in options although the funds reserve the right to do so in the future;

(c)Options (Spectrum Funds) Invest in options;

(a)Short Sales (All funds except High Yield and Institutional High Yield Funds) Effect short sales of securities;

(b)Short Sales (High Yield and Institutional High Yield Funds) Effect short sales of securities, other than as set forth in the funds` prospectuses and this SAI; and

Warrants Invest in warrants if, as a result, more than 10% of the value of the fund`s net assets would be invested in warrants, provided that, the Money, Retirement, Spectrum, State Tax-Free, Tax Free, and Summit Municipal Funds will not invest in warrants.

NOTES

The following Notes should be read in connection with the above-described operating policies. The Notes are not operating policies.

If a fund is subject to an 80% name test as set forth in its prospectus, it will be based on the fund`s net assets plus any borrowings for investment purposes.

Blue Chip Growth, Capital Opportunity, Developing Technologies, Diversified Small-Cap Growth, Financial Services, Global Technology, Health Sciences, High Yield, Institutional High Yield, Media & Telecommunications, Mid-Cap Value, Personal Strategy, Real Estate, Summit Income, Summit Municipal, U.S. Bond Index, and Value Funds

Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the funds may invest all of their assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the funds (a "Feeder"), and one or more other funds with the same investment objective and program as the funds, sought to accomplish their investment objectives and programs by investing all of their assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the funds. The funds would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

International Funds

In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. The funds are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the fund`s total assets may be invested in such securities.

Retirement and Spectrum Funds

There is no limit on the amount the funds may own of the total outstanding voting securities of registered investment companies which are members of the Price Funds. The funds, in accordance with their prospectuses, may invest more than 5% of their total assets in any one or more of the Price Funds. The funds may invest more than 10% of their total assets, collectively, in registered investment companies which are members of the Price Funds.

CUSTODIAN

State Street Bank and Trust Company is the custodian for the funds` U.S. securities and cash, but it does not participate in the funds` investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, funds investing in municipal securities are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank`s main office is at 225 Franklin Street, Boston, Massachusetts 02110. State Street Bank maintains shares of the Retirement and Spectrum Funds in the book entry system of the funds` transfer agent, T. Rowe Price Services, Inc.

All funds that can invest in foreign securities have entered into a Custodian Agreement with JPMorgan Chase Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan Chase Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for JPMorgan Chase Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

CODE OF ETHICS

The funds, their investment adviser (T. Rowe Price International for international funds and T. Rowe Price for all other funds), and their principal underwriter (T. Rowe Price Investment Services) have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all Access Persons must report their personal securities transactions within 10 days after the end of the calendar quarter. Aside from certain limited transactions involving securities in certain issuers with high trading volumes, Access Persons are typically not permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price`s rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Boards of the funds. The Boards also review the administration of the Code of Ethics on an annual basis.

disclosure of fund Portfolio information

Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of its fund`s first and third fiscal quarter-end. In addition, the funds` Boards have adopted policies and procedures with respect to the disclosure of the funds` portfolio securities and the disclosure of portfolio commentary and statistical information about the funds` portfolios and their securities. The policy on the general manner in which the funds` portfolio securities are disclosed is set forth in the funds` prospectuses. This statement of additional information sets forth details of that policy as well as the funds` policy on disclosing information about the funds` portfolios. In adopting the policies, the Boards of the funds took into account the views of the equity, fixed income and/or international steering committees of the funds` investment advisers on what information should be disclosed and when and to whom it should be disclosed. The steering committees have oversight responsibilities for managing the T. Rowe Price funds. Each steering committee is comprised of senior investment management personnel of T. Rowe Price or T. Rowe Price International, as applicable. Each committee as a whole determines the funds` policy on the disclosure of portfolio holdings and related information. The funds` Boards believe the policies they have adopted are in the best interests of the funds and that they strike an appropriate balance between the desire of some persons for information about the funds` portfolios and the need to protect the funds from potentially harmful disclosures. The Boards reviews the policies and procedures annually.

From time to time, officers of the funds, the funds` investment adviser or the funds` distributor (collectively "T. Rowe Price") may express their views orally or in writing on one or more of the funds` portfolio securities or may state that the funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations such as Lipper Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the funds` most recent quarter-end and therefore may not be reflected on the list of the funds` most recent quarter-end portfolio holdings disclosed on the Web site.

Additionally, T. Rowe Price may provide oral or written information ("portfolio commentary") about the funds, including, but not limited to, how the funds` investments are divided among various sectors, industries, countries, value and growth stocks, small-, mid-, and large-cap stocks, and among stocks, bonds, currencies, and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. T. Rowe Price may also provide oral or written information ("statistical information") about various financial characteristics of the funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the funds may be based on the funds` most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The content and nature of the information provided to each of these persons may differ.

None of the persons described above will receive any of the information described above if, in the sole judgment of T. Rowe Price, the information could be used in a manner that would be harmful to the funds. The T. Rowe Price Code of Ethics contains a provision to this effect.

T. Rowe Price also discloses portfolio holdings in connection with the day-to-day operations and management of the funds. Full portfolio holdings are disclosed to the funds` custodians and auditors. Portfolio holdings are disclosed to the funds` pricing service vendors and other persons who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the funds in the voting of proxies. In connection with managing the funds, the funds` investment advisers may use analytical systems provided by third parties who may have access to the funds` portfolio holdings. In all of these situations, the funds or T. Rowe Price have entered into an agreement with the outside party under which the party undertakes to maintain the funds` portfolio holdings on a confidential basis and to refrain from trading on the basis of the information. T. Rowe Price relies on these non-disclosure agreements in determining that such disclosures are not harmful to the funds. The names of these persons and the services they provide are set forth below under "Fund Service Providers." The policies and procedures adopted by the funds` Boards require that any additions to the list of "Fund Service Providers" be approved by specified officers at T. Rowe Price.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the funds` portfolio securities, the funds may disclose one or more of their securities. The funds have not entered into formal non-disclosure agreements in connection with these situations; however, the funds would not continue to conduct business with a person who T. Rowe Price believed was misusing the disclosed information.

Fund Service Providers

Service Provider	Service
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm
JP Morgan Chase, London	Custodian
State Street Bank	Custodian
Charles River	Systems Vendor
Citigroup	Systems Vendor
COR	Systems Vendor
DSTI	Systems Vendor
GCom	Systems Vendor
Institutional Shareholder Services	Systems Vendor
Interactive Data	Systems Vendor
Investor Tools, Inc.	Systems Vendor
Lehman Brothers	Systems Vendor
Merant	Systems Vendor
Merrin Macgregor	Systems Vendor
Mosiki	Systems Vendor
Perot Systems	Systems Vendor
REMO	Systems Vendor
SmartStream Technologies	Systems Vendor
Vision	Systems Vendor
Wilshire	Systems Vendor
FT Interactive Data	Pricing Vendor
JP Morgan	Pricing Vendor
Reuters Fixed Income	Pricing Vendor
S&P/JJ Kenny	Pricing Vendor

PRICING OF SECURITIES

Blended, Equity, Index Bond, Index Equity, International Bond, International Equity, State Tax-Free Bond, Taxable Bond, and Tax-Free Bond Funds

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Blended, Equity, Index Equity, and International Equity Funds

Debt securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Index Bond, International Bond, and Taxable Bond Funds

Debt securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

State Tax-Free Bond and Tax-Free Bond Funds

Debt securities with original maturities less than one year are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

State Tax-Free Money, Taxable Money, and Tax-Free Money Funds

Securities are valued at amortized cost.

Fund-of-Funds

The underlying Price funds held by each fund are valued at their closing net asset value per share on the day of valuation.

Blended, Equity, International Bond, International Equity, and Spectrum International Funds

Trading in the portfolio securities of the funds, or underlying Price funds in the case of Spectrum International Fund, may take place in various foreign markets on certain days (such as Saturday) when the funds or underlying Price funds are not open for business and do not calculate their net asset value. As a result, net asset values may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in the Price funds` or underlying funds` portfolio securities may not occur on days when the funds are open.

The Japan Fund, one of the underlying Price funds in which the Spectrum International Fund can invest, is not open on certain days when the Spectrum International Fund is open. On such days, securities of the Japan Fund held by the Spectrum International Fund are valued in accordance with procedures adopted by the Board. These procedures call for the Spectrum International Fund to direct that the net asset value for the Japan Fund be calculated in the same manner and using the same system of procedures and controls as are used in the normal daily calculation of the Japan Fund`s net asset value, except that securities are valued at the most recent yen-denominated closing prices in the Japanese market (which may be one or more days previous to the valuation date of the Spectrum International Fund).

All Price Funds Except Fund-of-Funds, State Tax-Free Money, Taxable Money, and Tax-Free Money Funds

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices. Options on futures contracts are valued at the last sale prices. Foreign currency forward contracts are valued using the prevailing forward exchange rate. Financial futures contracts are valued at closing settlement prices. Swap agreements are valued using prices furnished by dealers who make markets in such securities.

Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions.

All Price Funds

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds` Boards.

NET ASSET VALUE PER SHARE

The purchase and redemption price of the funds` shares is equal to the funds` net asset value per share or share price. The funds determine their net asset value per share by subtracting their liabilities (including accrued expenses and dividends payable) from their total assets (the market value of the securities the funds hold plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the funds, other than the Japan Fund, is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value per share of the Japan Fund is calculated as of the close of trading on the NYSE each day the NYSE and the Tokyo Stock Exchange ("TSE") are both open. The NYSE is closed on the following days: New Year`s Day, Dr. Martin Luther King, Jr. Holiday, Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The TSE is scheduled to be closed on the following weekdays in 2005: January 3 and 10; February 11; March 21; April 29; May 3, 4, and 5; July 18; September 19 and 23; October 10; November 3 and 23; December 23 as well as the following weekdays in 2006: January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5; July 17; September 19 and 23; October 9; November 3 and 23; December 23. If the TSE closes on dates not listed, the Japan Fund will not be priced on those dates.

Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the funds may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, or in the case of the Japan Fund, either the NYSE or TSE is closed, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets, or (d) during which a governmental body having jurisdiction over the funds may by order permit such a suspension for the protection of the funds` shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

Maintenance of Money Funds` Net Asset Value per Share at $1.00

It is the policy of the funds to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the funds` acquisition costs as adjusted for amortization of premium or accumulation of discount, rather than by reference to their market value. Under Rule 2a-7:

(a)The Boards must establish written procedures reasonably designed, taking into account current market conditions and the funds` investment objectives, to stabilize the funds` net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;

(b)The funds must (i) maintain a dollarweighted average portfolio maturity appropriate to their objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollarweighted average portfolio maturity of 90 days or less;

(c)The funds must limit their purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the funds` Boards determine present minimal credit risks and which are eligible securities as defined by Rule 2a-7; and

(d)The Boards must determine that (i) it is in the best interest of the funds and the shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the funds will continue to use the amortized cost method only so long as the Boards believe that it fairly reflects the market-based net asset value per share.

Although the funds believe that they will be able to maintain their net asset value at $1.00 per share under most conditions, there can be no absolute assurance that they will be able to do so on a continuous basis. If the funds` net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Boards of the funds might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the funds` net asset value per share were to increase, or were anticipated to increase, above $1.00 (rounded to the nearest one cent), the Boards of the funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Prime Reserve and Reserve Investment Funds

Prime Money Market Securities Defined

Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the funds` Boards.

DIVIDENDS AND DISTRIBUTIONS

Unless you elect otherwise, capital gain distributions, final quarterly dividends and annual dividends, if any, will be reinvested on the reinvestment date using the net asset values per share on that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

TAX STATUS

The funds intend to qualify as "regulated investment companies" under Subchapter M of the Code.

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In order to be subject to the special tax benefits applicable to regulated investment companies, the funds will be required to distribute the sum of 90% of their investment company taxable income and 90% of their net tax-exempt income, if any, each year. In order to avoid federal income tax, the funds must distribute all of their investment company taxable income and realized long-term capital gains for each fiscal year within 12 months after the end of the fiscal year. To avoid federal excise tax, the funds must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) and distribute such amounts prior to February 1 of the following calendar year. Shareholders are required to include such distributions in their income for federal income tax purposes whether dividends and capital gain distributions are paid in cash or in additional shares.
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For individual shareholders, a portion of the funds` ordinary dividends they received representing "qualified dividend income" may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. "Qualified dividend income" is comprised of certain dividends received from domestic and qualified foreign corporations. It excludes dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, and dividends on stock the funds have not held more than 60 days during the 121-day period beginning 60 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Individual shareholders can only apply the lower rate to the qualified portion of the funds` dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds` dividends. Little, if any, of the ordinary dividends from the Tax-Free, Taxable Bond, and Taxable Money Funds is expected to qualify for this lower rate.

For corporate shareholders, a portion of the funds` ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the funds` income consists of dividends paid by U.S. corporations. This deduction does not include dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions and dividends on securities the funds have not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Little, if any, of the ordinary dividends from the Tax-Free, International (except Global Stock Fund), Taxable Bond, and Taxable Money Funds is expected to qualify for this deduction. Long-term capital gain distributions paid by the funds are not eligible for the dividends-received deduction.

At the time of your purchase of shares (except in Money Funds), the funds` net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. The funds may be able to reduce the amount of such distributions by utilizing their capital loss carry-overs, if any. For federal income tax purposes, the funds are permitted to carry forward their net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

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If, in any taxable year, a fund does not qualify as a regulated investment company under the Code: (1) the fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund`s distributions, to the extent made out of the fund`s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the fund may qualify for the 70% deduction for dividends received by corporations; and (4) foreign tax credits would not "pass through" to shareholders.
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Taxation of Foreign Shareholders

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The Code provides that dividends from ordinary income (which for this purpose, are deemed to include net short-term capital gains and each shareholder`s pro-rata share of foreign taxes paid by the funds—see discussion of "pass through" of the foreign tax credit to U.S. shareholders) will be subject to U.S. tax. For shareholders who are not engaged in a business in the United States, this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. The fund may designate a portion of its ordinary dividends as an "interest related dividend" or short-term capital gain dividend. For such portion, the fund would generally not be required to withhold the 30% tax applicable to foreign shareholders. However, the fund does not intend to elect to pass through the character of such dividends.
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Distributions to foreign shareholders of net long-term capital gains realized by the funds may be subject to U.S. tax if the foreign shareholder is engaged in a U.S. business and the gains are connected with that business, or the shareholder is a nonresident alien individual who was physically present in the United States during the tax year for more than 182 days. In addition, a fund which is predominantly owned by U.S. persons may be required to withhold 35% of capital gain distributions to foreign shareholders, to the extent attributable to gains from the sale or exchange by the fund of a U.S. real property interest, and such foreign shareholder would be required to file a U.S. tax return. However, withholding would generally not be required on the proceeds of the sale of such shares by a foreign shareholder. Funds owning U.S. real property interests and not predominantly owned by U.S. persons may also be required to withhold 35% of capital gain distributions to foreign shareholders and if the fund qualifies as a U.S. real property interest, 10% of the proceeds on the sale of its shares by a foreign shareholder. Such foreign shareholder would also be required to file a U.S. tax return.
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Retirement and Spectrum Funds

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Distributions by the underlying Price funds, redemptions of shares in the underlying Price funds, and changes in asset allocations may result in taxable ordinary income or capital gains. In addition, the funds will generally not be able to currently offset gains realized by one underlying Price fund in which the funds invest against losses realized by another underlying Price fund. These factors could affect the amount, timing, and character of distributions to shareholders.
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State Tax-Free and Tax-Free Funds

The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. If any portion of the funds` dividends is not exempt from federal income taxes, you will receive a Form 1099-DIV stating the taxable portion. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of the alternative minimum tax. Social Security recipients who receive income dividends from tax-free funds may have to pay taxes on a portion of their Social Security benefits.

Because the income dividends of the funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users.

Florida Intermediate Tax-Free Fund

Although Florida does not have a state income tax, it does impose an intangibles property tax that applies to shares of mutual funds. However, a fund that is organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the intangibles tax. If a fund`s portfolio is less than 90% invested in these exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.

The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and, therefore, expects that the entire value of all fund shares will be exempt from the intangibles tax. Nevertheless, the exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.

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Foreign Taxes
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Income received by the funds from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the funds` total assets at the close of the taxable year comprises securities issued by foreign corporations or governments, the funds may file an election to "pass through" to the funds` shareholders any foreign income taxes as paid by the funds. There can be no assurance that the funds will be able to do so. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their pro-rata share of foreign taxes paid by the funds; (2) treat their pro-rata share of foreign taxes paid by them; and (3) either deduct their pro-rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes subject to certain limitations (but not both). A deduction for foreign taxes may only be claimed by a shareholder who does not itemize deductions.
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Foreign Currency Gains and Losses

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Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the funds will be increased. If the result is a loss, the ordinary income dividend paid by the funds will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the funds` taxable year.
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Passive Foreign Investment Companies

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The funds may purchase the securities of certain foreign investment funds or trusts, called "passive foreign investment companies," for U.S. tax purposes. Such foreign investment funds or trusts are the only or primary way to invest in companies in certain countries. In addition to bearing their proportionate share of the funds` expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such foreign investment funds or trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the funds held the investment. In addition, the funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments and certain interest charges, regardless of whether such income and gains are distributed to shareholders.
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To avoid such tax and interest, the funds intend to treat these securities as sold on the last day of their fiscal years and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income or losses. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.
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CAPITAL STOCK (Maryland corporations)

All funds except Capital Appreciation, Equity Income, GNMA, New America Growth, and State Tax-Free Funds

All of the funds, other than those listed immediately above, are organized as Maryland corporations or series thereof. The funds` Charters authorize the Boards to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Boards subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Boards may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the funds have authorized to issue without shareholder approval.

Except to the extent that the funds` Boards might provide that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The directors have provided that as to any matter with respect to which a separate vote of any class is required by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of any voting requirements established by the Maryland General Corporation Law. Otherwise, holders of each class of capital stock are not entitled to vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders` meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporations, a special meeting of shareholders of the Corporations shall be called by the secretary of the Corporations on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least ten (10) percent and (b) in the case of a meeting for any other purpose, at least 25 percent, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporations the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporations, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporations to the extent required by Section 16(c) of the 1940 Act.

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The series (and classes) set forth below have been established by the Boards under the Articles of Incorporation of the indicated Corporations. Each series represents a separate pool of assets of the Corporations` shares and has different objectives and investment policies. The Articles of Incorporation also provide that the Boards may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund. Classes represent separate shares in the funds but share the same portfolios as the indicated funds. Each fund is registered with the SEC under the 1940 Act as an open-end investment company, commonly known as a "mutual fund."
Maryland Corporations
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc. T. Rowe Price Blue Chip Growth Fund—Advisor Class T. Rowe Price Blue Chip Growth Fund—R Class
T. Rowe Price Capital Opportunity Fund, Inc. T. Rowe Price Capital Opportunity Fund—Advisor Class T. Rowe Price Capital Opportunity Fund—R Class
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Developing Technologies Fund, Inc.
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.
T. Rowe Price Growth & Income Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc. T. Rowe Price Growth Stock Fund—Advisor Class T. Rowe Price Growth Stock Fund—R Class
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc. T. Rowe Price High Yield Fund—Advisor Class
T. Rowe Price Index Trust, Inc. T. Rowe Price Equity Index 500 Fund T. Rowe Price Extended Equity Market Index Fund T. Rowe Price Total Equity Market Index Fund
T. Rowe Price Inflation Protected Bond Fund, Inc.
T. Rowe Price Institutional Equity Funds, Inc.
 T. Rowe Price Institutional Large-Cap Core Growth Fund
 T. Rowe Price Institutional Large-Cap Growth Fund
 T. Rowe Price Institutional Large-Cap Value Fund
 T. Rowe Price Institutional Mid-Cap Equity Growth Fund
 T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Income Funds, Inc. T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional International Funds, Inc. T. Rowe Price Institutional Emerging Markets Equity Fund T. Rowe Price Institutional Foreign Equity Fund
T. Rowe Price International Funds, Inc.
 T. Rowe Price Emerging Europe & Mediterranean Fund
 T. Rowe Price Emerging Markets Bond Fund
 T. Rowe Price Emerging Markets Stock Fund
 T. Rowe Price European Stock Fund
 T. Rowe Price Global Stock Fund
 T. Rowe Price International Bond Fund
 T. Rowe Price International Bond Fund—Advisor Class
 T. Rowe Price International Discovery Fund
 T. Rowe Price International Growth & Income Fund
 T. Rowe Price International Growth & Income Fund—Advisor Class
 T. Rowe Price International Growth & Income Fund—R Class
 T. Rowe Price International Stock Fund
 T. Rowe Price International Stock Fund—Advisor Class
 T. Rowe Price International Stock Fund—R Class
 T. Rowe Price Japan Fund
 T. Rowe Price Latin America Fund
 T. Rowe Price New Asia Fund

T. Rowe Price International Index Fund, Inc. T. Rowe Price International Equity Index Fund
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc. T. Rowe Price Mid-Cap Growth Fund—Advisor Class T. Rowe Price Mid-Cap Growth Fund—R Class
T. Rowe Price Mid-Cap Value Fund, Inc. T. Rowe Price Mid-Cap Value Fund—Advisor Class T. Rowe Price Mid-Cap Value Fund—R Class
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc. T. Rowe Price New Income Fund—Advisor Class T. Rowe Price New Income Fund—R Class
T. Rowe Price Personal Strategy Funds, Inc. T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Prime Reserve Fund, Inc.
T. Rowe Price Real Estate Fund, Inc. T. Rowe Price Real Estate Fund—Advisor Class
T. Rowe Price Reserve Investment Funds, Inc. T. Rowe Price Reserve Investment Fund T. Rowe Price Government Reserve Investment Fund
T. Rowe Price Retirement Funds, Inc.
 T. Rowe Price Retirement 2005 Fund
 T. Rowe Price Retirement 2010 Fund
 T. Rowe Price Retirement 2010 Fund—Advisor Class
 T. Rowe Price Retirement 2010 Fund—R Class
 T. Rowe Price Retirement 2015 Fund
 T. Rowe Price Retirement 2020 Fund
 T. Rowe Price Retirement 2020 Fund—Advisor Class
 T. Rowe Price Retirement 2020 Fund—R Class
 T. Rowe Price Retirement 2025 Fund
 T. Rowe Price Retirement 2030 Fund
 T. Rowe Price Retirement 2030 Fund—Advisor Class
 T. Rowe Price Retirement 2030 Fund—R Class
 T. Rowe Price Retirement 2035 Fund
 T. Rowe Price Retirement 2040 Fund
 T. Rowe Price Retirement 2040 Fund—Advisor Class
 T. Rowe Price Retirement 2040 Fund—R Class
 T. Rowe Price Retirement 2045 Fund
 T. Rowe Price Retirement Income Fund
 T. Rowe Price Retirement Income Fund—Advisor Class
 T. Rowe Price Retirement Income Fund—R Class

T. Rowe Price Science & Technology Fund, Inc. T. Rowe Price Science & Technology Fund—Advisor Class
T. Rowe Price Short-Term Bond Fund, Inc. T. Rowe Price Short-Term Bond Fund—Advisor Class
T. Rowe Price Small-Cap Stock Fund, Inc. T. Rowe Price Small-Cap Stock Fund—Advisor Class
T. Rowe Price Small-Cap Value Fund, Inc. T. Rowe Price Small-Cap Value Fund—Advisor Class
T. Rowe Price Spectrum Fund, Inc. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund
T. Rowe Price Summit Funds, Inc. T. Rowe Price Summit Cash Reserves Fund T. Rowe Price Summit GNMA Fund
T. Rowe Price Summit Municipal Funds, Inc. T. Rowe Price Summit Municipal Money Market Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Income Fund
T. Rowe Price Tax-Efficient Funds, Inc. T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund
T. Rowe Price Tax-Exempt Money Fund, Inc.
T. Rowe Price Tax-Free High Yield Fund, Inc.
T. Rowe Price Tax-Free Income Fund, Inc. T. Rowe Price Tax-Free Income Fund—Advisor Class
T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
T. Rowe Price U.S. Bond Index Fund, Inc.
T. Rowe Price U.S. Treasury Funds, Inc. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. Rowe Price Value Fund, Inc. T. Rowe Price Value Fund—Advisor Class
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Balanced Fund

On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

Media & Telecommunications Fund

On July 28, 1997, the fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the fund was known as New Age Media Fund, Inc.

Small-Cap Stock Fund

Effective May 1, 1997, the fund`s name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

Equity Index 500 Fund

Effective January 30, 1998, the fund`s name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.

ORGANIZATION OF THE FUNDs (Massachusetts business trusts)

Capital Appreciation, Equity Income, GNMA, New America Growth, State Tax-Free Funds

For tax and business reasons, these funds were organized as Massachusetts business trusts. Each fund is registered with the SEC under the 1940 Act as an open-end investment company, commonly known as a "mutual fund."

The Declaration of Trust permits the Boards to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Boards may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the funds. In the event of the liquidation of the funds, each share is entitled to a pro-rata share of the net assets of the funds.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders` meeting for the election of trustees. Pursuant to Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the funds may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trusts, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trusts.

Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trusts may be terminated (i) upon the sale of their assets to another open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trusts, or (ii) upon liquidation and distribution of the assets of the Trusts, if approved by the vote of the holders of a majority of the outstanding shares of the Trusts. If not so terminated, the Trusts will continue indefinitely.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds or trustees. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the funds. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the funds themselves would be unable to meet their obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the funds, the shareholders of the funds paying such liability will be entitled to reimbursement from the general assets of the funds. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such funds.

The series and classes set forth below have been established by the Boards under the Declaration of Trust of the indicated trusts.
Massachusetts Business Trusts
T. Rowe Price California Tax-Free Income Trust California Tax-Free Bond Fund California Tax-Free Money Fund
T. Rowe Price Capital Appreciation Fund T. Rowe Price Capital Appreciation Fund—Advisor Class
T. Rowe Price Equity Income Fund T. Rowe Price Equity Income Fund—Advisor Class T. Rowe Price Equity Income Fund—R Class
T. Rowe Price GNMA Fund
T. Rowe Price New America Growth Fund
T. Rowe Price State Tax-Free Income Trust
 Florida Intermediate Tax-Free Fund
 Georgia Tax-Free Bond Fund
 Maryland Short-Term Tax-Free Bond Fund
 Maryland Tax-Free Bond Fund
 Maryland Tax-Free Money Fund
 New Jersey Tax-Free Bond Fund
 New York Tax-Free Bond Fund
 New York Tax-Free Money Fund
 Virginia Tax-Free Bond Fund

T. ROWE PRICE PROXY VOTING — POLICIES and procedures

On behalf of its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

Proxy Administration

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm`s portfolio managers as voting guidelines. Ultimately, the chairperson of each fund`s Investment Advisory Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds may have different investment objectives, these factors, among others, may lead to different votes between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee`s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the funds` Boards review T. Rowe Price`s proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price`s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price`s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible or disadvantageous to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

The goal of T. Rowe Price is to assure that a company`s equity-based compensation plan is aligned with shareholders` long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders, and comparability to plans in the company`s peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure, and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, super majority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirors from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company`s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company`s management on social issues unless they have substantial economic implications for the company`s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that the potential for conflicts of interest is relatively low due to the client-focused nature of our investment management business. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price`s voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager`s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company`s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price`s Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Retirement and Spectrum Funds

The funds own shares in underlying T. Rowe Price funds. If an underlying T. Rowe Price fund has a shareholder meeting, the Retirement and Spectrum Funds normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. This is known as "echo voting" and is designed to avoid any potential for a conflict of interest.

T. Rowe Price Proxy Vote Disclosure

T. Rowe Price funds make broad disclosure of their proxy votes on troweprice.com. All funds, regardless of their fiscal years, must file with the SEC by August 31, their proxy voting records for the most recent 12-month period ended June 30.

federal registration of shares

The funds` shares (except for Government Reserve Investment and Reserve Investment Funds) are registered for sale under the 1933 Act. Registration of the funds` shares are not required under any state law, but the funds are required to make certain filings with and pay fees to the states in order to sell their shares in the states.

legal counsel

Shearman & Sterling LLP, whose address is 599 Lexington Avenue, New York, New York 10022, is legal counsel to the funds.

RATINGS OF COMMERCIAL PAPER

Moody`s Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

Standard & Poor`s Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are more vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Moody`s Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody`s. Among the factors considered by Moody`s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer`s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer`s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

Standard & Poor`s Corporation Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer`s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer`s commercial paper is rated A1, A2, or A3.

Fitch IBCA, Inc. Fitch 1—Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2—Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE and municipal DEBT SECURITIES

Moody`s Investors Service, Inc.

Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

Baa—Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to repayment of principal or payment of interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.

Standard & Poor`s Corporation

AAA—This is the highest rating assigned by Standard & Poor`s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D—In default.

Fitch IBCA, Inc.

AAA—High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA—Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of AAA class, but a bond so rated may be junior, though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A—Bonds rated A are considered to be investment grade and of high credit quality. The obligor`s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor`s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB, B, CCC, CC, and C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES

Moody`s Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample, though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality, but there is specific risk.

Standard & Poor`s Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Redemptions in Kind

The funds have filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the funds to effect redemptions in kind and in cash as set forth in the funds` prospectuses.

In the unlikely event a shareholder were to receive an in-kind redemption of portfolio securities of the funds, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Issuance of Fund Shares for Securities

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Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the funds; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.
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PART C

OTHER INFORMATION

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Item 22. Exhibits
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(a)(1)Declaration of Trust of Registrant, dated June 13, 1986 (filed with Amendment No. 1)

(a)(2)Amendment No. 1 to Master Trust Agreement, dated August 1, 1986 (filed with Amendment No. 1)

(a)(3)Amendment No. 2 to Master Trust Agreement, dated January 21, 1987 (filed with Amendment No. 2)

(a)(4)Amendment No. 3 to Master Trust Agreement, dated February 13, 1991 (filed with Amendment No. 10)

(a)(5)Amendment No. 4 to Master Trust Agreement, dated December 22, 1992 (filed with Amendment No. 16)

(a)(6)Amendment No. 5 to Master Trust Agreement, dated January 28, 1993 (filed with Amendment No. 18)

(a)(7)Amendment No. 6 to Master Trust Agreement, dated November 25, 1994 (electronically filed with Amendment No. 25)

(a)(8)Amendment No. 7 to Master Trust Agreement, dated October 27, 1998 (electronically filed with Amendment No. 35 dated June 23, 2000)

(a)(9)Amendment No. 8 to Master Trust Agreement, dated March 15, 2001 (electronically filed with Amendment No. 37 dated March 29, 2001)

(b)By-Laws of Registrant, dated July 23, 1986, as amended to January 21, 1987 (electronically filed with Amendment No. 36 dated January 12, 2001)

(c)Specimen Stock Certificate for Maryland Tax-Free Bond Fund (filed with Amendment No. 4)

(d)(1)Investment Management Agreement between the Registrant on behalf of the Maryland Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 30)

(d)(2)Investment Management Agreement between the Registrant on behalf of the New York Tax-Free Money Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 30)

(d)(3)Investment Management Agreement between the Registrant on behalf of the New York Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 30)

(d)(4)Investment Management Agreement between the Registrant on behalf of the Virginia Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 11)

(d)(5)Investment Management Agreement between the Registrant on behalf of the New Jersey Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 11)

(d)(6)Investment Management Agreement between the Registrant on behalf of the Maryland Short-Term Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 17)

(d)(7)Investment Management Agreement between the Registrant on behalf of the Georgia Tax-Free Bond Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 19)

(d)(8)Investment Management Agreement between the Registrant on behalf of the Florida Insured Intermediate Tax-Free Fund and T. Rowe Price Associates, Inc. (filed with Amendment No. 19)

(d)(9)Investment Management Agreement between the Registrant on behalf of the Maryland Tax-Free Money Fund and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 37 dated March 29, 2001)

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(d)(10)Amended Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated August 1, 2004
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(e)Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 30)

(f)Inapplicable

(g)Custody Agreements

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(g)(1)Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24,
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2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, and March 2, 2005
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(h)Other Agreements

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(h)(1)Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2005, as amended February 8, 2005 and March 2, 2005
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(h)(2)Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2005, as amended February 8, 2005 and March 2, 2005
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(i)Inapplicable

(j)Other Opinions

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(j)(1)Consent of Independent Registered Public Accounting Firm
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(j)(2)Opinion of Counsel

(j)(3)Power of Attorney

(k)Inapplicable

(l)Inapplicable

(m)Inapplicable

(n)Inapplicable

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(p)Code of Ethics and Conduct, dated February 1, 2005
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Item 23. Persons Controlled by or Under Common Control With Registrant
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None

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Item 24. Indemnification
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The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in Item 26 of this Registration Statement (with the exception of the T. Rowe Price Associates Foundation, Inc.), and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d1(d)(7) under the Investment Company Act of 1940.

Article VI, Section 6.4 of the Registrant's Master Trust Agreement provides as follows:

Section 6.4. Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the SubTrust or SubTrusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [ hereinafter referred to as a "Covered Person" ]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the SubTrust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trialtype inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 6.6 of the Registrant's Master Trust Agreement provides as follows:

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Article III, Section 3.2(l) of the Registrant's Master Trust Agreement provides as follows:

Section 3.2(l) Insurance. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability.

Insofar as indemnification for liability under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 25. Business and Other Connections of Investment Manager
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T. Rowe Price Group, Inc. ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. ("Price Associates"), a wholly owned subsidiary of Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including investment companies. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

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T. Rowe Price Savings Bank ("Savings Bank"), a wholly owned subsidiary of Price Associates, was incorporated in 2000 as a federally chartered savings bank. The Savings Bank provides federally insured bank products to a national customer base.
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T. Rowe Price International, Inc. ("T. Rowe Price International"), a wholly owned subsidiary of T. Rowe Price Finance, Inc., was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. In addition to managing private counsel client accounts, T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, serves as general partner of T. Rowe Price International Partners, Limited
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Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund. T. Rowe Price International, which has offices in Baltimore, London, Hong Kong, Singapore, and Buenos Aires, is registered as an investment adviser under the Investment Advisers Act of 1940, and is also registered with the Financial Services Authority ("FSA") in the United Kingdom and the Securities and Futures Commission of Hong Kong.
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T. Rowe Price Global Investment Services Limited ("Global Investment Services"), an English corporation, was incorporated in 2000 and is a wholly owned subsidiary of Group. Global Investment Services provides investment management, sales, and client servicing to non-U.S. institutional and retail investors. Global Investment Services is an SEC registered investment adviser under the Investment Advisers Act of 1940 and is also registered with the U.K. Financial Services Authority.
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T. Rowe Price Global Asset Management Limited ("Global Asset Management"), an English corporation, was incorporated in 1999 and is a wholly owned subsidiary of Group. Global Asset Management is an SEC registered investment adviser under the Investment Advisers Act of 1940. Global Asset Management is also registered with the U.K. Financial Services Authority and provides investment management services to Japanese investment trusts and other accounts for institutional investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Asset Management or other advisory agreements.
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T. Rowe Price Investment Services, Inc. ("Investment Services"), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor for the registered investment companies which Price Associates and T. Rowe Price International sponsor and serve as investment adviser (the "Price Funds"). Investment Services also serves as distributor for any proprietary variable annuity products. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

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T. Rowe Price Associates Foundation, Inc. (the "Foundation") was incorporated in 1981 (and is not a subsidiary of Price Associates). The Foundation`s overall objective is to improve the quality of life in the community at large by making charitable contributions to nonprofit organizations benefiting education, arts and culture, civic and community, and human services interests. In addition to grant making, the Foundation also has a very generous matching gift program whereby
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contributions and volunteer service T. Rowe Price employees give to qualifying organizations of their choice are matched according to established guidelines.
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T. Rowe Price Services, Inc. ("Price Services"), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

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T. Rowe Price Trust Company ("Trust Company"), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Marylandchartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and nonqualified employee benefit plans, individual retirement accounts, and common trust funds.
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T. Rowe Price Investment Technologies, Inc. ("Investment Technologies"), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1996. Investment Technologies owns the technology rights, hardware, and software of Price Associates and affiliated companies and provides technology services to them.

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TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a U.K.-based corporate finance advisory firm.
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T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership organized in 1995 which invests in private financings of emerging growth companies.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. ("TRP Canada"), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. TRP Canada is registered as an investment adviser under the Investment Advisers Act of 1940 as well as with the Ontario Securities Commission, as a non-Canadian Adviser, Investment Counsel, and Portfolio Manager to provide advisory services to individual and institutional clients residing in Canada.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. ("TRP Suburban"), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Suburban Third, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1999 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Delaware in 1990 to manage certain passive corporate investments and other intangible assets.

T. Rowe Price Advisory Services, Inc., ("Advisory Services"), a wholly owned subsidiary of Group, was incorporated in Maryland in 2000. Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

Listed below are the directors and executive officers of Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

Directors of T. Rowe Price Group, Inc.

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JAMES T. BRADY, Director of T. Rowe Price Group, Inc. Mr. Brady is managing director of Mid Atlantic, Ballantrae International, Ltd., a management consulting firm; Aether Systems, Inc., an owner and manager of mortgage securities and government agency investments; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady`s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.
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J. ALFRED BROADDUS, JR., Director of T. Rowe Price Group, Inc. Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus` address is 4114 Hanover Avenue, Richmond, Virginia 23221.
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DONALD B. HEBB, JR., Director of T. Rowe Price Group, Inc. Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb`s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.
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Dr. Alfred Sommer, Director of T. Rowe Price Group, Inc. Dr. Sommer is dean of the Johns Hopkins Bloomberg School of Public Health and professor of ophthalmology, epidemiology, and international health; Director of the Academy for Educational Development and of Becton Dickinson, a medical technology company; Chairman of the Expert Group on Health of the World Economic Forum`s Global Governance Initiative and of the International Vitamin A Consultative Group Steering Committee; and senior medical advisor for Helen Keller International. Dr. Sommer`s address is 615 N. Wolfe Street, Room 1041, Baltimore, Maryland 21205.

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DWIGHT S. TAYLOR, Director of T. Rowe Price Group, Inc. Mr. Taylor is president of Corporate Development Services, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust, and director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. He also serves on the Board of Maryland Chapter and is on the Executive Committee of the National Board of the National
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Association of Industrial & Office Properties. Mr. Taylor`s address is 8815 Centre Park Drive, Suite 400, Columbia, Maryland 21045.
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ANNE MARIE WHITTEMORE, Director of T. Rowe Price Group, Inc. Mrs. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Mrs. Whittemore`s address is One James Center, Richmond, Virginia 23219.

All of the following directors of Group are employees of Price Associates:

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EDWARD C. BERNARD, Director and Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and President of T. Rowe Price Advisory Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Investment Services, Inc.; Director of T. Rowe Price Services, Inc.; Chairman of the Board and Director of T. Rowe Price Savings Bank

JAMES A.C. KENNEDY, Director and Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price Threshold Fund Associates, Inc.; Director and President of T. Rowe Price Strategic Partners Associates, Inc.; Director of T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.

JAMES S. RIEPE, Vice Chairman of the Board, Director, and Vice President of T. Rowe Price Group, Inc.; Director and Vice President of T. Rowe Price Associates, Inc.; Chairman of the Board, Director, President, and Trust Officer of T. Rowe Price Trust Company; Chairman of the Board, Director, and President of T. Rowe Price (Canada), Inc.; Chairman of the Board and Director of T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director of T. Rowe Price Advisory Services, Inc., T. Rowe Price Insurance Agency, Inc., T. Rowe Price International, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., TRP Suburban Third, Inc., and TRPH Corporation

GEORGE A. ROCHE, Chairman of the Board, Director, and President of T. Rowe Price Group, Inc.; Director and President of T. Rowe Price Associates, Inc.; Chairman of the Board and Director of TRP Finance, Inc.; Director of T. Rowe Price International, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Strategic Partners Associates, Inc.; Director and Vice President of T. Rowe Price Threshold Fund Associates, Inc., TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

BRIAN C. ROGERS, Chief Investment Officer, Director, and Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.; Director and Vice President of T. Rowe Price Trust Company

Additional Executive Officers

KENNETH V. MORELAND, Chief Financial Officer and Vice President of T. Rowe Price Group, Inc.; Chief Financial Officer of T. Rowe Price Associates, Inc.; Director of TRP Finance, Inc.; President of TRP Suburban, Inc., TRP Suburban Second, Inc., and TRP Suburban Third, Inc.

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also "Management of the Funds," in Registrant`s Statement of Additional Information.

Item 26. Principal Underwriters

(a)The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the T. Rowe Price family of mutual funds, including the following investment companies: T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price California TaxFree Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., T. Rowe Price Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price MidCap Growth Fund, Inc., T. Rowe Price SmallCap Stock Fund, Inc., T. Rowe Price TaxFree Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Summit Funds,

Inc., T. Rowe Price Summit Municipal Funds, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price MidCap Value Fund, Inc., T. Rowe Price Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Diversified SmallCap Growth Fund, Inc., T. Rowe Price TaxEfficient Funds, Inc., T. Rowe Price Reserve Investment Funds, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., T. Rowe Price Real Estate Fund, Inc., T. Rowe Price Developing Technologies Fund, Inc., T. Rowe Price Global Technology Fund, Inc., T. Rowe Price U.S. Bond Index Fund, Inc., T. Rowe Price International Index Fund, Inc., T. Rowe Price Institutional Income Funds, Inc., T. Rowe Price Retirement Funds, Inc., T. Rowe Price Inflation Protected Bond Fund, Inc., and T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b)The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.
Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
James S. Riepe	Chairman of the Board and Director	Chairman of the Board
Edward C. Bernard	President and Director	None
Henry H. Hopkins	Vice President and Director	Vice President
Wayne D. O`Melia	Vice President and Director	None
Charles E. Vieth	Vice President and Director	None
Raymond Ahn	Vice President	None
Julia M. Andrews	Vice President	None
Jerry Appelbaum	Vice President	None
Patricia M. Archer	Vice President	None
Shane Baldino	Vice President	None
Stephen P. Ban	Vice President	None
Steven J. Banks	Vice President	None
John T. Bielski	Vice President	None
John H. Boyd	Vice President	None
Renee Q. Boyd	Vice President	None
Darrell N. Braman	Vice President	None
Ronae M. Brock	Vice President	None
Martin P. Brown	Vice President	None
Sheila P. Callahan	Vice President	None
Meredith C. Callanan	Vice President	None
John H. Cammack	Vice President	None
David L. Camp	Vice President	None
Susan R. Camp	Vice President	None
Ann R. Campbell	Vice President	None
Christine M. Carolan	Vice President	None
Joseph A. Carrier	Vice President	None
James G. Carville	Vice President	None
Renee L. Chapman	Vice President	None
Laura H. Chasney	Vice President	None
Renee M. Christoff	Vice President	None
Jerome A. Clark	Vice President	None
Todd M. Cleary	Vice President	None
Garry C. Cosnett	Vice President	None
Linsley G. Craig	Vice President	None
Joseph A. Crumbling	Vice President	None
Christine S. Fahlund	Vice President	None
Forrest R. Foss	Vice President	None
Bruce S. Fulton	Vice President	None
Thomas A. Gannon	Vice President	None
John R. Gilner	Vice President	None
John Halaby	Vice President	None
Douglas E. Harrison	Vice President	None
David J. Healy	Vice President	None
Joanne M. Healy	Vice President	None
Walter J. Helmlinger	Vice President	None
Duane E. Higdon	Vice President	None
Carole Hofmeister	Vice President	None
David A. Hueser	Vice President	None
Christopher J. Hufman	Vice President	None
Christopher A. Jarmush	Vice President	None
Thomas E. Kazmierczak, Jr.	Vice President	None
Cynthia G. Knowlton	Vice President	None
Steven A. Larson	Vice President	None
Cynthia W. LaRue	Vice President	None
Gina M. Lea	Vice President	None
Gayle A. Lomax	Vice President	None
Gayatri Malik	Vice President	None
Sarah McCafferty	Vice President	None
John M. McCareins, Jr.	Vice President	None
Daniel M. Middelton	Vice President	None
Mark J. Mitchell	Vice President	None
Thomas R. Morelli	Vice President	None
Paul Musante	Vice President	None
Steven E. Norwitz	Vice President	None
Edmund M. Notzon III	Vice President	None
Barbara A. O`Connor	Vice President	None
David Oestreicher	Vice President	None
Kristine A. Paden	Vice President	None
Gregory L. Phillips	Vice President	None
Kathleen G. Polk	Vice President	None
Seamus A. Ray	Vice President	None
Suzanne J. Ricklin	Vice President	None
George D. Riedel	Vice President	None
John R. Rockwell	Vice President	None
Christopher J. Rohan	Vice President	None
Kenneth J. Rutherford	Vice President	None
Alexander Savich	Vice President	None
Kristin E. Seeberger	Vice President	None
John W. Seufert	Vice President	None
Scott L. Sherman	Vice President	None
Donna B. Singer	Vice President	None
Jonathan L. Stricker	Vice President	None
Scott Such	Vice President	None
Jerome Tuccille	Vice President	None
Judith B. Ward	Vice President	None
Regina M. Watson	Vice President	None
Lois A. Welsh	Vice President	None
Natalie C. Widdowson	Vice President	None
James Zurad	Vice President	None
Timothy S. Dignan	Treasurer and Vice President	None
Barbara A. Van Horn	Secretary	None
Megan L. Anderson	Assistant Vice President	None
Kerrie L. Bailey	Assistant Vice President	None
S. Olivia Barbee	Assistant Vice President	None
Richard J. Barna	Assistant Vice President	None
Margo A. Bennett	Assistant Vice President	None
Catherine L. Berkenkemper	Assistant Vice President	None
Timothy P. Boia	Assistant Vice President	None
Jonathan C. Boldebuck	Assistant Vice President	None
Patricia M. Cannon	Assistant Vice President	None
Michele L. Cassell	Assistant Vice President	None
Jodi A. Casson	Assistant Vice President	None
Cynthia M. Ciangio	Assistant Vice President	None
Susan M. D`Angelo	Assistant Vice President	None
Kimberly E. DeDominicis	Assistant Vice President	None
Peter A. DeLibro	Assistant Vice President	None
Jon D. Dry	Assistant Vice President	None
LeSales S. Dunworth	Assistant Vice President	None
Cheryl L. Emory	Assistant Vice President	None
James G. Everlof	Assistant Vice President	None
Dixie M. Frank	Assistant Vice President	None
John A. Galateria	Assistant Vice President	None
Jason L. Gounaris	Assistant Vice President	None
Alan P. Graff	Assistant Vice President	None
Leah B. Greenstein	Assistant Vice President	None
Brian L. Habas	Assistant Vice President	None
Kristen L. Heerema	Assistant Vice President	None
Keller L. Hoak	Assistant Vice President	None
Bernadette A. Hughes	Assistant Vice President	None
Shawn M. Isaacson	Assistant Vice President	None
Daniel J. Jackson	Assistant Vice President	None
Maureen Kehoe	Assistant Vice President	None
Anne Kim	Assistant Vice President	None
Suzanne M. Knoll	Assistant Vice President	None
Kathleen A. Kotik	Assistant Vice President	None
Jennifer A. LaPorte	Assistant Vice President	None
Kimberly B. Lechner	Assistant Vice President	None
Brian J. Lewbart	Assistant Vice President	None
Patricia B. Lippert	Assistant Vice President	Secretary
James R. Longenecker	Assistant Vice President	None
Kimberly W. Madore	Assistant Vice President	None
Karen M. Magness	Assistant Vice President	None
Amy L. Marker	Assistant Vice President	None
Robert E. Matricardi, Jr.	Assistant Vice President	None
Charlotte L. Matthews	Assistant Vice President	None
John T. McGuigan	Assistant Vice President	None
Dana P. Morgan	Assistant Vice President	None
Clark P. Neel	Assistant Vice President	None
Richard J. Osikowicz	Assistant Vice President	None
Joseph F. Parlapiano	Assistant Vice President	None
JeanneMarie B. Patella	Assistant Vice President	None
Yani A. Peyton	Assistant Vice President	None
Naomi S. Proshan	Assistant Vice President	None
Shawn D. Reagan	Assistant Vice President	None
Gregory P. Rego	Assistant Vice President	None
Jennifer L. Richardson	Assistant Vice President	None
John D. Richter	Assistant Vice President	None
Cheri M. Ritchie	Assistant Vice President	None
Stuart L. Ritter	Assistant Vice President	None
Ramon D. Rodriguez	Assistant Vice President	None
Val E. Seaberg	Assistant Vice President	None
Deborah D. Seidel	Assistant Vice President	None
Kevin C. Shea	Assistant Vice President	None
George S. Shirk III	Assistant Vice President	None
Thomas L. Siedell	Assistant Vice President	None
Mark F. Skirbe	Assistant Vice President	None
Danielle Nicholson Smith	Assistant Vice President	None
Sandra L. Stinson	Assistant Vice President	None
John A. Stranovsky	Assistant Vice President	None
Brian Sullam	Assistant Vice President	None
Ralph E. Vanlow	Assistant Vice President	None
William R. Weker, Jr.	Assistant Vice President	None
James J. Whitaker	Assistant Vice President	None
Teresa F. Whitaker	Assistant Vice President	None
Mary G. Williams	Assistant Vice President	None
Beverly Wisbar	Assistant Vice President	None

(c)Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds.


Item 27. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

Item 28. Management Services

Registrant is not a party to any managementrelated service contract, other than as set forth in the Prospectus or Statement of Additional Information.

Item 29. Undertakings

(a)Not applicable

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this June 30, 2005.

T. Rowe Price State Tax-Free Income Trust

/s/James S. Riepe
By:James S. Riepe
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/James S. Riepe James S. Riepe	Chairman of the Board (Chief Executive Officer)	June 30, 2005
/s/Joseph A. Carrier Joseph A. Carrier	Treasurer (Chief Financial Officer)	June 30, 2005
* Anthony W. Deering	Trustee	June 30, 2005
* Donald W. Dick, Jr.	Trustee	June 30, 2005
* David K. Fagin	Trustee	June 30, 2005
* Karen N. Horn	Trustee	June 30, 2005
* F. Pierce Linaweaver	Trustee	June 30, 2005
/s/Mary J. Miller Mary J. Miller	Trustee and President	June 30, 2005
* Theo C. Rodgers	Trustee	June 30, 2005
* John G. Schreiber	Trustee	June 30, 2005
*/s/Henry H. Hopkins Henry H. Hopkins	Vice President and AttorneyInFact	June 30, 2005